=================================================================



                 ASSET SECURITIZATION CORPORATION,
                             DEPOSITOR

              PACIFIC MUTUAL LIFE INSURANCE COMPANY,
                             SERVICER

                      LASALLE NATIONAL BANK,
                              TRUSTEE


                                and

                        ABN AMRO BANK N.V.,
                           FISCAL AGENT

     --------------------------------------------------------


                  POOLING AND SERVICING AGREEMENT

                    Dated as of March 27, 1997


      -------------------------------------------------------

           Commercial Mortgage Pass-Through Certificates

                        Series 1997-MD VII



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                                                                 PAGE







                         TABLE OF CONTENTS

                                                               PAGE


                             ARTICLE I

                            DEFINITIONS

SECTION 1.01.  Defined Terms......................................3
SECTION 1.02.  Certain Calculations..............................46
SECTION 1.03.  Certain Constructions.............................47

                            ARTICLE II

        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF
                           CERTIFICATES

SECTION 2.01.  Conveyance of Mortgage Loans; Assignment of
               Mortgage Loan Purchase and Sale Agreement.........48
SECTION 2.02.  Acceptance by Custodian and the Trustee...........51
SECTION 2.03.  Representations and Warranties of the Depositor...52
SECTION 2.04.  Representations, Warranties and Covenants of
               the Servicer and Special Servicer.................58
SECTION 2.05.  Execution and Delivery of Certificates; Issuance
               of Lower-Tier Regular Interests and Upper-Tier
               Regular Interests.................................60
SECTION 2.06.  Miscellaneous REMIC and Grantor Trust Provisions..61

                            ARTICLE III

        ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

SECTION 3.01.  Servicer to Act as Servicer; Administration of
               the Mortgage Loans................................62
SECTION 3.02.  Liability of the Servicer.........................64
SECTION 3.03.  Collection of Certain Mortgage Loan Payments......65
SECTION 3.04.  Collection of Taxes, Assessments and Similar
               Items; Escrow Accounts............................65
SECTION 3.05.  Collection Account; Upper-Tier Distribution
               Account; Lower-Tier Distribution Account; Default Interest Distribution Account; and Excess
               Interest Distribution Account.....................67
SECTION 3.06.  Permitted Withdrawals from the Collection Account.69
SECTION 3.07.  Investment of Funds in the Collection Account,
               the REO Account, the Interest Reserve Account
               and the Borrower Accounts.........................71
SECTION 3.08.  Maintenance of Insurance Policies and Errors
               and Omissions and Fidelity Coverage...............73
SECTION 3.09.  Enforcement of Due-On-Sale Clauses; Assumption
               Agreements; Defeasance Provisions.................77
SECTION 3.10.  Realization Upon Defaulted Mortgage Loans.........79
SECTION 3.11.  Trustee to Cooperate; Release of Mortgage Files...84
SECTION 3.12.  Servicing Fees, Trustee Fees and Special
               Servicing Compensation............................85
SECTION 3.13.  Reports to the Trustee; Collection Account
               Statements........................................87
SECTION 3.14.  Annual Statement as to Compliance.................88
SECTION 3.15.  Annual Independent Public Accountants' Servicing
               Report............................................88
SECTION 3.16.  Access to Certain Documentation...................89
SECTION 3.17.  Title and Management of REO Properties and REO
               Account Properties................................89
SECTION 3.18.  Sale of Specially Serviced Mortgage Loans and
               REO Properties....................................93
SECTION 3.19.  Additional Obligations of the Servicer;
               Inspections; Successor Manager....................95
SECTION 3.20.  Authenticating Agent..............................96
SECTION 3.21.  Appointment of Custodians.........................97
SECTION 3.22.  Reports to the Securities and Exchange
               Commission; Available Information.................98
SECTION 3.23.  Lock-Box Accounts, Cash Collateral Accounts,
               Escrow Accounts and Reserve Accounts.............102
SECTION 3.24.  Property Advances................................102
SECTION 3.25.  Appointment of Special Servicer..................103
SECTION 3.26.  Transfer of Servicing Between Servicer and
               Special Servicer; Record Keeping.................104
SECTION 3.27.  Interest Reserve Account.........................106
SECTION 3.28.  Hudson Treasury Collateral Account...............106
SECTION 3.29.  Limitations on and Authorizations of the
               Servicer and Special Servicer with Respect to
               Specific Mortgage Loans..........................106
SECTION 3.30.  Residual Trigger Date............................110
SECTION 3.31.  Modifications....................................111

                            ARTICLE IV

                DISTRIBUTIONS TO CERTIFICATEHOLDERS

SECTION 4.01.  Distributions....................................113
SECTION 4.02. Statements to Certificateholders; Available Information; Information Furnished to Financial
               Market Publisher.................................123
SECTION 4.03.  Compliance with Withholding Requirements.........126
SECTION 4.04.  REMIC Compliance.................................126
SECTION 4.05.  Imposition of Tax on the Trust Fund..............128
SECTION 4.06.  Remittances; P&I Advances........................129
SECTION 4.07.  Grantor Trust Reporting..........................132

                             ARTICLE V

                         THE CERTIFICATES

SECTION 5.01.  The Certificates.................................133
SECTION 5.02.  Registration, Transfer and Exchange of
               Certificates.....................................137
SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen
               Certificates.....................................149
SECTION 5.04.  Appointment of Paying Agent......................149
SECTION 5.05.  Access to Certificateholders' Names and
               Addresses........................................150
SECTION 5.06.  Actions of Certificateholders....................150

                            ARTICLE VI

       THE DEPOSITOR, THE SERVICER AND THE SPECIAL SERVICER

SECTION 6.01.  Liability of the Depositor, the Servicer and
               the Special Servicer.............................151
SECTION 6.02.  Merger or Consolidation of the Servicer..........151
SECTION 6.03.  Limitation on Liability of the Depositor, the
               Servicer and Others..............................151
SECTION 6.04.  Limitation on Resignation of the Servicer or
               Special Servicer; Termination of the Servicer
               or Special Servicer..............................152
SECTION 6.05.  Rights of the Depositor and the Trustee in
               Respect of the Servicer and Special Servicer.....154
SECTION 6.06.  Servicer or Special Servicer as Owner of a
               Certificate......................................154

                            ARTICLE VII

                              DEFAULT

SECTION 7.01.  Events of Default................................156
SECTION 7.02.  Trustee to Act; Appointment of Successor.........160
SECTION 7.03.  Notification to Certificateholders...............161
SECTION 7.04.  Other Remedies of Trustee........................161
SECTION 7.05.  Waiver of Past Events of Default; Termination....162

                           ARTICLE VIII

                      CONCERNING THE TRUSTEE

SECTION 8.01.  Duties of Trustee................................163
SECTION 8.02.  Certain Matters Affecting the Trustee............165
SECTION 8.03.  Trustee Not Liable for Certificates or Mortgage
               Loans............................................167
SECTION 8.04.  Trustee May Own Certificates.....................168
SECTION 8.05.  Payment of Trustee Fees and Expenses;
               Indemnification..................................169
SECTION 8.06.  Eligibility Requirements for Trustee.............170
SECTION 8.07.  Resignation and Removal of the Trustee...........171
SECTION 8.08.  Successor Trustee and Fiscal Agent...............173
SECTION 8.09.  Merger or Consolidation of Trustee...............173
SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee....174
SECTION 8.11.  Fiscal Agent Appointed; Concerning the Fiscal
               Agent............................................175

                            ARTICLE IX

           TERMINATION; OPTIONAL MORTGAGE LOAN PURCHASE

SECTION 9.01.  Termination; Optional Mortgage Loan Purchase.....176

                             ARTICLE X

                     MISCELLANEOUS PROVISIONS

SECTION 10.01.  Counterparts....................................180
SECTION 10.02.  Limitation on Rights of Certificateholders......180
SECTION 10.03.  Governing Law...................................181
SECTION 10.04.  Notices.........................................181
SECTION 10.05.  Severability of Provisions......................183
SECTION 10.06.  Notice to the Depositor and Each Rating Agency..183
SECTION 10.07.  Amendment.......................................185
SECTION 10.08.  Confirmation of Intent..........................187
SECTION 10.09.  Streit Act......................................188
SECTION 10.10.  No Intended Third-Party Beneficiaries...........188



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                         TABLE OF EXHIBITS

Exhibit A-1     Form of Class A-1A Certificate
Exhibit A-2     Form of Class A-1B Certificate
Exhibit A-3     Form of Class PS-1 Certificate
Exhibit A-4     Form of Class CS-1 Certificate
Exhibit A-5     Form of Class A-2 Certificate
Exhibit A-6     Form of Class A-3 Certificate
Exhibit A-7     Form of Class A-4 Certificate
Exhibit A-8     Form of Class A-5 Certificate
Exhibit A-9     Form of Class A-6 Certificate
Exhibit A-10    Form of Class B-1 Certificate
Exhibit A-11    Form of Class B-1H Certificate
Exhibit A-12    Form of Class V-1 Certificate
Exhibit A-13    Form of Class V-2 Certificate
Exhibit A-14    Form of Class R Certificate
Exhibit A-15    Form of Class LR Certificate
Exhibit B       Mortgage Loan Schedule
Exhibit C-1     Form of Transferee Affidavit
Exhibit C-2     Form of Transferor Letter
Exhibit D-1     Form of Investment Representation Letter
Exhibit D-2     Form of ERISA Representation Letter
Exhibit E       Form of Request for Release
Exhibit F       Form of Custodial Agreement
Exhibit G       Form of Regulation S Transfer Certificate
Exhibit H       Securities Legend
Exhibit I       Form of Mortgage Loan Purchase and Sale Agreement
Exhibit J       Form of Collateral Summary
Exhibit K       Form of Transfer Certificate for Rule 144A Global
                Certificate to Regulation S Global Certificate during
                Restricted Period
Exhibit L       Form of Transfer Certificate for Rule 144A Global
                Certificate to Regulation S Global Certificate after
                Restricted Period
Exhibit M       Form of Transfer Certificate of Regulation S Global
                Certificate to Rule 144A Global Certificate during
                Restricted Period
Exhibit N       Form of Transfer Certificate for Regulation S Global
                Certificate during Restricted Period

           Pooling and Servicing Agreement, dated as of March 27, 1997, among Asset Securitization Corporation, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent.

                      PRELIMINARY STATEMENT:

         (Terms used but not defined in this Preliminary
                Statement shall have the meanings
                  specified in Article I hereof)

           The Depositor intends to sell pass-through certificates to be issued hereunder in multiple classes which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund consisting primarily of the Mortgage Loans. As provided herein, the Trustee will elect that the Trust Fund, exclusive of the Lock-Box Accounts, Cash Collateral Accounts, Reserve Accounts, Hudson Treasury Collateral Account, the Default Interest, the Default Interest Distribution Account, the Excess Interest and the Excess Interest Distribution Account (such portion of the Trust Fund, the "Trust REMICs"), be treated for federal income tax purposes as two separate real estate mortgage investment conduits (each, a "REMIC" or, in the alternative, the "Lower-Tier REMIC" and the "Upper-Tier REMIC," respectively). The Class A-1A, Class A-1B, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1 and Class B-1H Certificates constitute "regular interests" in the Upper-Tier REMIC and the Class R Certificates constitute the sole class of "residual interests" in the Upper-Tier REMIC for purposes of the REMIC Provisions. The Class LR Certificates constitute the sole class of "residual interests" in the Lower-Tier REMIC for purposes of the REMIC Provisions. There are also nine classes of uncertificated Lower-Tier Regular Interests issued under this Agreement (the Class A-1A-L, Class A-1B-L, Class A-2-L, Class A-3-L, Class A-4-L, Class A-5-L, Class A-6-L, Class B-1-L and Class B-1H-L Interests), each of which will constitute a regular interest in the Lower-Tier REMIC. All such Lower-Tier Regular Interests will be held by the Trustee as assets of the Upper-Tier REMIC. The parties intend that the portions of the Trust Fund representing assets of the Grantor Trust, including the Default Interest, the Default Interest Distribution Account, the Excess Interest and the Excess Interest Distribution Account will be treated as a grantor trust under Subpart E of Part 1 of Subchapter J of the Code, that the Class V-1 Certificates represent pro rata undivided beneficial interests in the portion of the Trust Fund consisting of the Default Interest and the Default Interest Distribution Account and that the Class V-2 Certificates represent pro rata undivided beneficial interests in the portion of the Trust Fund consisting of the Excess Interest and the Excess Interest Distribution Account.

           The following table sets forth the designation and aggregate initial Certificate Balance (or, with respect to the Class CS-1 and Class PS-1 Certificates, Notional Balance) for each Class of Certificates (other than the Class R, Class LR, Class V-1 and Class V-2 Certificates).

                                        Certificate Balance
           Class                        or Notional Balance
           -----                        -------------------
           Class A-1A                   $ 115,435,756
           Class A-1B                   $ 214,279,224
           Class PS-1 (1)               $ 499,568,151.79

           Class CS-1 (2)               $ 115,435,756
           Class A-2                    $  42,463,292
           Class A-3                    $  39,965,452
           Class A-4                    $  37,467,611
           Class A-5                    $  27,476,248
           Class A-6                    $   9,991,363
           Class B-1                    $  12,488,205
           Class B-1H                   $       1,000.79

           (1) The initial Notional Balance of the Class PS-1
Certificates is equal to the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

           (2) The initial Notional Balance of the Class CS-1
Certificates is equal to the initial Certificate Balance of the Class A-1A Certificates.

           Class V-1, Class V-2, Class R and Class LR
Certificates do not have Certificate Balances or Notional Balances. The Certificate Balance of any Class of Certificates outstanding at any time represents the maximum amount which holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund; provided, however, that in the event that amounts previously allocated as Realized Losses to a Class of Certificates in reduction of the Certificate Balance thereof are recovered subsequent to the reduction of the Certificate Balance of such Class to zero, such Class may receive distributions in respect of such recoveries in accordance with the priorities set forth in Section 4.01.

           As of the Cut-off Date, the Mortgage Loans have an aggregate Stated Principal Balance equal to $499,568,151.79.

           In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Trustee and the Fiscal Agent agree as follows:

                             ARTICLE I

                            DEFINITIONS

          SECTION 1.01.   Defined Terms

           Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

           "Act": The Securities Act of 1933, as it may be amended from time to time.

           "Advance":  Any P&I Advance or Property Advance.

           "Advance Interest Amount": Interest at the Advance Rate on the aggregate amount of P&I Advances and Property Advances for which the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, have not been reimbursed and Servicing Fees or Special Servicing Compensation for which the Servicer or the Special Servicer, as applicable, has not been timely paid or reimbursed for the number of days from the date on which such Advance was made or such Servicing Fees or Special Servicing Compensation were due as provided in
Section 3.12(c) through the date of payment or reimbursement of the related Advance or other such amount, less any amount of interest previously paid on such Advance or Servicing Fees or Special Servicing Compensation; provided, that, with respect to a P&I Advance, in the event that the related Borrower makes payment of the amount in respect of which such P&I Advance was made with interest at the Default Rate, the Advance Interest Amount payable to the Servicer, the Trustee or the Fiscal Agent shall be paid
(i) from the amount of Default Interest paid by the Borrower and
(ii) to the extent such amounts are insufficient therefor, from amounts on deposit in the Collection Account.

           "Advance Rate": A per annum rate equal to the sum of
(i) the Prime Rate (as most recently published in the "Money Rates" section of The Wall Street Journal, New York edition, on or before the related Record Date) plus (ii) 1%, compounded monthly, as of each Servicer Remittance Date.

           "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. The Trustee may obtain and rely on an Officers' Certificate of the Servicer, the Special Servicer or the Depositor to determine whether any Person is an Affiliate of such party.

           "Affiliated Person": Any Person (other than a Rating
Agency) involved in the organization or operation of the Depositor or an affiliate, as defined in Rule 405 of the Act, of such Person.

           "Agent Member": Members of, or participants in, the Depository.

           "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

           "Allocated Loan Amount": With respect to each
Mortgaged Property as of any date of determination, the portion of the principal amount of the related Mortgage Loan then allocated to such Mortgaged Property in the applicable Mortgage or Loan Agreement.

           "Annual Compliance Report": A report consisting of an annual statement of compliance required by Section 3.14 hereof and an annual report of an Independent accountant required pursuant to Section 3.15 hereof.

           "Anticipated Repayment Date": With respect to each
Mortgage Loan, the date set forth below opposite such Mortgage
Loan:

Fairfield Inn Pool Loan..........................January 11, 2007
101 Hudson Street Loan...........................January 11, 2007
M&H Retail Pool Loan.............................January 11, 2007
Innkeepers Pool Loan.............................March 11, 2009
Design Center of the Americas Loan...............January 11, 2007
G&L Medical Office II Pool Loan..................September 11, 2006
Insurance Company of the West Loan...............February 11, 2007

           "Anticipated Termination Date": Any Distribution Date on which it is anticipated that the Trust Fund will be terminated pursuant to Section 9.01(c).

           "Applicable Monthly Payment":  As defined in Section
4.06.

           "Applicable Procedures":  As defined in Section
5.02(c)(ii)(A).

           "Appraisal Reduction Amount": For any Distribution Date and for any Mortgage Loan as to which an Appraisal Reduction Event has occurred, an amount equal to the excess, if any, of (a) the Stated Principal Balance of such Mortgage Loan as of the last day of the related Collection Period over (b) the excess of (i) 90% of the sum of the appraised values of the Mortgaged Properties as determined by Updated Appraisals obtained by the Servicer of the related Mortgaged Properties securing such Mortgage Loan over (ii) the sum of (A) to the extent not previously advanced by the Servicer, the Trustee or the Fiscal Agent, all unpaid interest on such Mortgage Loan at a per annum rate equal to its Mortgage Rate, (B) all unreimbursed Advances, with interest thereon at the Advance Rate in respect of such Mortgage Loan and (C) all currently due and unpaid real estate taxes, ground rents and assessments and insurance premiums and all other amounts due and unpaid with respect to such Mortgage Loan (which taxes, premiums and other amounts have not been the subject of an Advance by the Servicer, the Trustee or the Fiscal Agent, as applicable). If no Updated Appraisal has been obtained within the 12 months prior to the first Distribution Date on or after an Appraisal Reduction Event has occurred, the Servicer shall estimate the value of the related Mortgaged Properties (the "Servicer's Appraisal Estimate") and such estimate shall be used for purposes of determining the Appraisal Reduction Amount for such Distribution Date. Within 30 days after the Servicer receives notice or is otherwise aware of the Appraisal Reduction Event, the Servicer shall obtain an independent MAI appraisal, the costs of which shall be paid as a Property Advance. On the first Distribution Date occurring on or after the delivery of such independent MAI appraisal, the Servicer shall adjust the Appraisal Reduction Amount to take into account such appraisal (regardless of whether the Updated Appraisal is higher or lower than the Servicer's Appraisal Estimate). Each Appraisal Reduction Amount shall also be adjusted with respect to the next Distribution Date to take into account any subsequent Updated Appraisal and annual letter updates, as of the date of each such subsequent Updated Appraisal or letter update.

           "Appraisal Reduction Event": With respect to any Mortgage Loan, the earliest of (i) the third anniversary of the date on which an extension of the Maturity Date of such Mortgage Loan becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer pursuant to the terms hereof, which extension does not change the amount of Monthly Payments on the Mortgage Loan, (ii) 90 days after an uncured Delinquency (without regard to the application of any grace period) occurs in respect of such Mortgage Loan, (iii) 90 days after the date on which a reduction in the amount of Monthly Payments on the Mortgage Loan, or a change in any other material economic term of the Mortgage Loan, becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer,
(iv) 60 days after a receiver in respect of the related Mortgaged Property has been appointed, (v) immediately after a Borrower declares bankruptcy and (vi) immediately after a Mortgage Loan becomes an REO Mortgage Loan. The Special Servicer shall notify the Servicer promptly upon the occurrence of any of the foregoing events.

           "Assignment of Leases, Rents and Profits": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar agreement executed by the Borrower, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

           "Assignment of Mortgage": An assignment of Mortgage without recourse, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages encumbering Mortgaged Properties located in the same jurisdiction, if permitted by law and acceptable for recording; provided, however, that none of the Trustee, the Custodian and the Servicer shall be responsible for determining whether any assignment is legally sufficient or in recordable form.

           "Assumption Fees": Any fees collected by the Servicer or Special Servicer in connection with an assumption or modification of a Mortgage Loan or substitution of a Borrower thereunder permitted to be executed under the provisions of this Agreement.

           "Authenticating Agent": Any authenticating agent appointed by the Trustee pursuant to Section 3.20.

           "Available Funds": For a Distribution Date, the sum of
(i) all Monthly Payments, Extended Monthly Payments or other receipts on account of principal and interest (including Unscheduled Payments and any Net REO Proceeds transferred from an REO Account pursuant to Section 3.17(b)) on or in respect of the Mortgage Loans received by the Servicer in the Collection Period relating to such Distribution Date, (ii) all other amounts received by the Servicer in such Collection Period and required to be placed in the Collection Account by the Servicer pursuant to Section 3.05 allocable to such Mortgage Loans, and including all P&I Advances made by the Servicer, the Trustee or the Fiscal Agent in respect of such Distribution Date, (iii) for the Distribution Date occurring in each March, the related Withheld Amounts remitted to the Lower-Tier Distribution Account pursuant to Sections 3.27 and 4.06(b), (iv) any late payments of Monthly Payments received after the end of the Collection Period relating to such Distribution Date but prior to the related Servicer Remittance Date and (v) any Servicer Prepayment Interest Shortfalls remitted by the Servicer to the Lower-Tier Distribution Account, but excluding the following:

         (a) amounts permitted to be used to reimburse the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, for previously unreimbursed Advances and interest thereon as described in Section 3.06(ii) and (iii);

         (b) those portions of each payment of interest which represent the applicable Servicing Fee and an amount representing any applicable Special Servicing Compensation, including interest thereon at the Advance Rate as provided in this Agreement;

         (c) all amounts in the nature of late fees (subject to Section 3.12 hereof), loan modification fees, extension fees, loan service transaction fees, demand fees, beneficiary statement charges, Assumption Fees and similar fees, which the Servicer or the Special Servicer is entitled to retain as additional servicing compensation;

         (d) all amounts representing scheduled Monthly Payments due after the related Due Date;

         (e) that portion of Net Liquidation Proceeds or Net Insurance Proceeds with respect to a Mortgage Loan which represents any unpaid Servicing Fee, Trustee Fee and Special Servicing Compensation including interest thereon at the Advance Rate as provided in this Agreement, to which the Servicer, Trustee and the Special Servicer, respectively, are entitled;

         (f) all amounts representing expenses specifically reimbursable or payable to the Servicer, the Special Servicer, the Trustee or the Fiscal Agent and other amounts permitted to be retained by the Servicer or withdrawn by the
                Servicer from the Collection Account to the extent expressly set forth in this Agreement (including, without limitation, as provided in Section 3.06 and including any indemnities provided for herein), including interest thereon as provided in this Agreement;

         (g) any interest or investment income on funds on deposit in the Collection Account, the Upper-Tier Distribution Account, the Lower-Tier Distribution Account, the Default Interest Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account, any Cash Collateral Account, any Lock-Box Account, any Reserve Account or any REO Account or in Permitted Investments in which such funds may be invested;

         (h) with respect to each of the 101 Hudson Street Loan, M&H Retail Pool Loan, Design Center of the Americas Loan and Insurance Company of the West Loan and any Distribution Date relating to each Interest Accrual Period ending in each February or any January in a year which is not a leap year, an amount equal to one day of interest on the Stated Principal Balance of each such Mortgage Loan as of the first day of the related Interest Accrual Period at the related Mortgage Rate to the extent such amounts are to be deposited in the Interest Reserve Account and held for future distribution pursuant to Section 3.27;

         (i) all amounts received with respect to each Mortgage Loan previously purchased or repurchased pursuant to Sections 2.03(d), 2.03(e), 3.18 or
                9.01 during the related Collection Period and subsequent to the date as of which the amount required to effect such purchase or repurchase was determined;

         (j) the amount reasonably determined by the Trustee to be necessary to pay any applicable federal, state or local taxes imposed on the Upper-Tier REMIC or the Lower-Tier REMIC under the circumstances and to the extent described in
                Section 4.05;

         (k)    Prepayment Premiums;

         (l)    Default Interest; and

         (m)    Excess Interest.

           "Beneficial Owner": With respect to a Global Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).
Each of the Trustee and the Servicer shall have the right to require, as a condition to acknowledging the status of any Person as a Beneficial Owner under this Agreement, that such Person provide evidence at its expense of its status as a Beneficial
Owner hereunder.

           "Borrower": With respect to any Mortgage Loan, any obligor or obligors on any related Note or Notes.

           "Borrower Account":  As defined in Section 3.07(a).

           "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York, the City of Chicago, Illinois, or the State of California are authorized or obligated by law, executive order or governmental decree to be closed.

           "Cash Collateral Account": With respect to any Mortgaged Property, any account or accounts created pursuant to the related Mortgage, Loan Agreement, Cash Collateral Account Agreement or other loan document into which the Lock-Box Account monies are swept on a regular basis for the benefit of the Trustee as successor to the Originator. Any Cash Collateral Account shall be beneficially owned for federal income tax purposes by the Person who is entitled to receive all reinvestment income or gain thereon in accordance with the terms and provisions of the related Mortgage Loan and Section 3.07, which Person shall be taxed on all reinvestment income or gain thereon. The Servicer shall be permitted to make withdrawals therefrom for deposit into the Collection Account. To the extent not inconsistent with the related Mortgage Loan, each such Cash Collateral Account shall be an Eligible Account.

           "Cash Collateral Account Agreement": With respect to any Mortgage Loan, the cash collateral account agreement, if any, between the Originator and the related Borrower, pursuant to which the related Cash Collateral Account, if any, may have been established.

           "Cash Deposit": An amount equal to all cash payments of principal and interest received by the Originator in respect of the Mortgage Loans prior to or on the Closing Date that are due after the Cut-off Date.

           "CEDEL": Citibank, N.A., as depositary for Centrale de Livraison de Valeurs Mobilieres, S.A., or its successor in such capacity.

           "Certificate": Any Class A-1A, Class A-1B, Class PS-1,
Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class
A-6, Class B-1, Class B-1H, Class V-1, Class V-2, Class R or
Class LR Certificate issued, authenticated and delivered hereunder.

           "Certificate Balance": With respect to any Class of Certificates (other than the Class PS-1, Class CS-1, Class V-1, Class V-2, Class R and Class LR Certificates) (a) on or prior to the first Distribution Date, an amount equal to the aggregate initial Certificate Balance of such Class, as specified in the Preliminary Statement hereto, and (b) as of any date of determination after the first Distribution Date, the Certificate Balance of such Class of Certificates on the Distribution Date immediately prior to such date of determination, after distributions of principal thereon and allocation of Realized Losses thereto on such prior Distribution Date; provided that for purposes of determining Voting Rights, the Certificate Balance of each of the Class A-2, Class A-3 and Class A-4 Certificates shall be deemed to have been reduced by the amount of any Appraisal Reduction Amounts notionally allocated thereto pursuant to Section 4.01(m). With respect to any Class of Lower-Tier Regular Interest, an amount equal to the Certificate Balance of the Related Certificates.

           "Certificate Custodian": Initially, LaSalle National
Bank; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            "Certificate Register" and "Certificate Registrar":
The register maintained and the registrar appointed pursuant to
Section 5.02.

           "Certificateholder": With respect to any Certificate, the Person whose name is registered in the Certificate Register; provided, however, that, except to the extent provided in the next proviso, solely for the purpose of giving any consent or taking any action pursuant to this Agreement, any Certificate beneficially owned by the Depositor, the Servicer, the Special Servicer, the Trustee, or any Person known to a Responsible Officer of the Certificate Registrar to be an Affiliate of any thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent or take any such action has been obtained; provided, further, that (i) for purposes of obtaining the consent of Certificateholders to an amendment of this Pooling and Servicing Agreement, any Certificates beneficially owned by the Servicer or the Special Servicer or an Affiliate thereof shall be deemed to be outstanding, provided, that, such amendment does not relate to compensation of the Servicer or the Special Servicer or benefit the Servicer or the Special Servicer (in its capacity as such) or any Affiliate thereof (other than solely in its capacity as Certificateholder) in any material respect, in which case such Certificate shall be deemed not to be outstanding; and (ii) for purposes of obtaining the consent of Certificateholders to any action proposed to be taken by the Special Servicer with respect to a Specially Serviced Mortgage Loan, any Certificates beneficially owned by the Servicer or an Affiliate thereof shall be deemed to be outstanding, provided that the Special Servicer is not the Servicer. For purposes of obtaining the consent of Certificateholders to any action with respect to a particular Mortgage Loan proposed to be taken by the Servicer or Special Servicer, any Certificates beneficially owned by the Affiliates of the related Borrower, the related Manager, or Affiliates of the related Manager shall not be deemed to be outstanding. Notwithstanding the foregoing, solely for purposes of providing or distributing any reports, statements or other information required or permitted to be provided to a Certificateholder hereunder, a Certificateholder shall include any Beneficial Owner, or any

Person identified by a Beneficial Owner as a prospective transferee of a Certificate beneficially owned by such Beneficial Owner but only if the Trustee or another party hereto furnishing such report, statement or information has been provided with the name of the Beneficial Owner of the related Certificate or the Person identified as a prospective transferee thereof. For purposes of the foregoing, the Depositor, the Servicer, the Special Servicer, the Trustee, the Paying Agent, the Fiscal Agent or other such Person may rely, without limitation, on a participant listing from the Depository or statements furnished by a Person that on their face appear to be statements from a participant in the Depository to such Person indicating that such Person beneficially owns Certificates.

           "Class": With respect to the Certificates or Lower-Tier Regular Interests, all of the Certificates or Lower-Tier Regular
Interests, as applicable, bearing the same alphabetical and numerical class designation.

           "Class A-1A Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating
Agent in substantially the form set forth in Exhibit A-1 hereto.

           "Class A-1A Pass-Through Rate": A per annum rate equal to 7.32%.

           "Class A-1A-L Interest": A regular interest in the Lower-Tier REMIC entitled to monthly distributions payable thereto pursuant to Section 4.01.

           "Class A-1A-L Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate.

           "Class A-1B Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating
Agent in substantially the form set forth in Exhibit A-5 hereto.

           "Class A-1B Pass-Through Rate": A per annum rate equal to 7.41%.

           "Class A-1B-L Interest": A regular interest in the Lower-Tier REMIC entitled to monthly distributions payable thereto pursuant to Section 4.01.

           "Class A-1B-L Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate.

           "Class A-2 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating
Agent in substantially the form set forth in Exhibit A-5 hereto.

           "Class A-2 Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus
0.49%.

           "Class A-2-L Interest": A regular interest in the Lower-Tier REMIC entitled to monthly distributions payable thereto pursuant to Section 4.01.

           "Class A-2-L Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate.

           "Class A-3 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating
Agent in substantially the form set forth in Exhibit A-6 hereto.

           "Class A-3 Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus
0.40%.

"Class A-3-L Interest": A regular interest in the Lower-Tier
REMIC entitled to the monthly distributions payable thereto pursuant to Section 4.01.

           "Class A-3-L Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate.

           "Class A-4 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating
Agent in substantially the form set forth in Exhibit A-7 hereto.

           "Class A-4 Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus
0.20%.

           "Class A-4-L Interest": A regular interest in the Lower-Tier REMIC entitled to the monthly distributions payable thereto pursuant to Section 4.01.

           "Class A-4-L Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate.

           "Class A-5 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating
Agent in substantially the form set forth in Exhibit A-8 hereto.

           "Class A-5 Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate.

           "Class A-5-L Interest": A regular interest in the Lower-Tier REMIC entitled to the monthly distributions payable thereto pursuant to Section 4.01.

           "Class A-5-L Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate.

           "Class A-6 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating
Agent in substantially the form set forth in Exhibit A-9 hereto.

           "Class A-6 Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate.

           "Class A-6-L Interest": A regular interest in the Lower-Tier REMIC entitled to the monthly distributions payable thereto pursuant to Section 4.01.

           "Class A-6-L Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Rate.

           "Class B-1 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating
Agent in substantially the form set forth in Exhibit A-10 hereto.

           "Class B-1 Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate.

           "Class B-1-L Interest": A regular interest in the Lower-Tier REMIC entitled to the monthly distributions payable thereto pursuant to Section 4.01.

           "Class B-1-L Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate.

           "Class B-1H Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating
Agent in substantially the form set forth in Exhibit A-11 hereto.

           "Class B-1H Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate.

           "Class B-1H-L Interest": A regular interest in the Lower-Tier REMIC entitled to the monthly distributions payable thereto pursuant to Section 4.01.

           "Class B-1H-L Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate.

           "Class CS-1 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating
Agent in substantially the form set forth in Exhibit A-4 hereto.

           "Class CS-1 Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus
7.32%.

           "Class Interest Distribution Amount": With respect to any Distribution Date and any Class of Certificates other than the Class PS-1 Certificates, an amount equal to the Interest Accrual Amount for such Distribution Date; with respect to any Distribution Date and the Class PS-1 Certificates, an amount equal to the Interest Accrual Amount for such Distribution Date minus the aggregate Reduction Interest Distribution Amounts in respect of such Distribution Date.

           "Class Interest Shortfall": On any Distribution Date for any Class of Certificates, the amount of any shortfall in the Class Interest Distribution Amount required to be distributed to the Holders of such Class pursuant to Section 4.01(d) on such Distribution Date.

           "Class LR Certificate": Any Certificate executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-15 hereto. The Class LR Certificates have no Pass-Through Rate, Certificate Balance or Notional Balance.

           "Class PS-1 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating
Agent in substantially the form set forth in Exhibit A-3 hereto.

           "Class PS-1 Certificate Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate minus the Weighted Average Pass-Through Rate.

           "Class R Certificate": Any Certificate executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-14 hereto. The Class R Certificates have no Pass-Through Rate, Certificate Balance or Notional Balance.

           "Class V-1 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-12 hereto. The Class V-1 Certificates have no Pass-Through Rate, Certificate Balance or Notional Balance.

           "Class V-2 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-13 hereto. The Class V-2 Certificates have no Pass-Through Rate, Certificate Balance or Notional Balance.

           "Closing Date":  March 27, 1997.

           "Code": The Internal Revenue Code of 1986, as amended from time to time, any successor statute thereto, and any temporary or final regulations of the United States Department of the Treasury promulgated pursuant thereto.

           "Collection Account": The trust account or accounts created and maintained by the Servicer pursuant to Section
3.05(a), which shall be entitled "Pacific Mutual Life Insurance

Company in trust for LaSalle National Bank, as Trustee, in trust for Holders of Asset Securitization Corporation, Commercial
Mortgage Pass-Through Certificates, Series 1997-MD VII,
Collection Account" and which must be an Eligible Account.

           "Collection Period": With respect to a Distribution Date and each Mortgage Loan, the period beginning on the day after the Due Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the Distribution Date occurring in April 1997, on the day after the Cut-off Date) and ending on the Due Date in the month in which such Distribution Date occurs.

           "Commission":  The Securities and Exchange Commission.

           "Corporate Trust Office": The principal office of the Trustee located at 135 South LaSalle Street, Suite 1740, Chicago,
Illinois 60603 or the principal trust office of any successor trustee qualified and appointed pursuant to Section 8.08.

           "Cross-over Date": The Distribution Date on which the
Certificate Balance of each Class of Certificates entitled to distributions of principal other than the Class A-1A and Class
A1-B Certificates has been reduced to zero.

           "Custodial Agreement": The Custodial Agreement, if any, from time to time in effect between the Custodian named therein and the Trustee, substantially in the form of Exhibit F hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

           "Custodian": Any Custodian appointed pursuant to
Section 3.21 and, unless the Trustee is Custodian, named pursuant to any Custodial Agreement. The Custodian may (but need not) be the Trustee or the Servicer or any Affiliate of the Trustee or the Servicer, but may not be the Depositor or any Affiliate thereof.

           "Cut-off Date":  March 27, 1997.

           "Default Interest": With respect to any Mortgage Loan, interest accrued on such Mortgage Loan at the excess of the Default Rate over the sum of the Mortgage Rate plus, if applicable, the Excess Rate for such Mortgage Loan. The Default Interest shall not be an asset of the Lower-Tier REMIC or the Upper-Tier REMIC formed hereunder.

           "Default Interest Distribution Account": The trust account or accounts created and maintained as a separate trust account or accounts by the Trustee pursuant to Section 3.05(e), which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997-MD VII, Default Interest Distribution Account" and which must be an Eligible Account. The Default Interest Distribution Account shall not be an asset of the Lower-Tier REMIC or the Upper-Tier REMIC formed hereunder.

           "Default Rate": With respect to each Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan following any event of default on such Mortgage Loan, including a default in the payment of a Monthly Payment, as such rate is set forth on the Mortgage Loan Schedule.

           "Delinquency": Any failure of a Borrower to make a scheduled payment on a Due Date.

           "Delinquency Reduction Amount": In connection with a Delinquency, an amount equal to the scheduled payment (or portion thereof) due on the related Due Date (adjusted to the applicable Net Mortgage Pass-Through Rate with respect to the interest portion) and not received from a Borrower under any Mortgage Loan.

           "Denomination":  As defined in Section 5.01.

           "Depositor":  Asset Securitization Corporation, a
Delaware corporation, and its successors and assigns.

           "Depository": The Depository Trust Company or a successor appointed by the Certificate Registrar (which appointment shall be at the direction of the Depositor if the Depositor is legally able to do so).

           "Depository Participant": A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

           "Design Center of the Americas Loan": The Mortgage Loan identified as No. 5 on the Mortgage Loan Schedule.

           "Directing Class":  As defined in Section 3.31.

           "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof that are not customarily provided to tenants in connection with the rental of space "for occupancy only" within the meaning of Treasury Regulations Section 1.512(b)-1(c)(5), the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers in the ordinary course of a trade or business or any use of such REO Property in a trade or business conducted by the Trust Fund, or the performance of any construction work on the REO Property (other than the completion of a building or improvement, where more than 10 percent of the construction of such building or improvement was completed before default became imminent), other than through an Independent Contractor; provided, however, that the Special Servicer, on behalf of the Trust Fund, shall not be considered to Directly Operate an REO Property solely because the Special Servicer, on behalf of the Trust Fund, establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property or takes other actions consistent with Section 1.856-4(b)(5)(ii) of the regulations of the United States Department of the Treasury.

           "Discount Rate": With respect to any Class of Certificates, the rate determined by the Trustee, in its good faith, to be the yield (interpolated and rounded to the nearest one-thousandth of a percent, if necessary) in the secondary market for United States Treasury securities with a maturity closest to the then computed weighted average life (or in the case of the Class PS-1 and Class CS-1 Certificates, the weighted average life of the interest payments) of such Class, without taking into account the related prepayment.

           "Disqualified Non-U.S. Person": With respect to a Class R or Class LR Certificate, any Non-U.S. Person or agent thereof other than (i) a Non-U.S. Person that holds the Class R or Class LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective IRS Form 4224 or (ii) a Non-U.S. Person that has delivered to both the transferor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class R or Class LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class R or Class LR Certificate will not be disregarded for federal income tax purposes.

           "Disqualified Organization": Either (a) the United States, a State or any political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental unit), (b) a foreign government, International Organization or agency or instrumentality of either of the foregoing, (c) an organization that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to the Class R or Class LR Certificates (except certain farmers' cooperatives described in Code Section 521), (d) rural electric and telephone cooperatives described in Code Section 1381(a)(2), or (e) any other Person so designated by the Certificate Registrar based upon an Opinion of Counsel to the effect that any Transfer to such Person may cause the Upper-Tier REMIC or Lower-Tier REMIC to be subject to tax or to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

           "Distribution Date": The 13th day of each month, or if such 13th day is not a Business Day, the Business Day immediately following such 13th day, commencing in April 1997; provided, however, that in any month, the Distribution Date will be no earlier than the second Business Day following the 11th day of such month and, provided further, that if the 11th day of any month is not a Business Day the Distribution Date will be the third Business Day following the 11th day of such month. The Distribution Date occurring in April 1997 shall be April 15, 1997.

           "DCR": Duff & Phelps Credit Rating Co., or its successor in interest.

           "Due Date": With respect to any Distribution Date and/or any Mortgage Loan, as the case may be, the eleventh day (or if such eleventh day is not a business day (as defined in the related Loan Documents), the next succeeding business day) of the month in which such Distribution Date falls.

           "Early Termination Notice Date": Any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

           "Eligible Account": Either (i) (A) an account or accounts maintained with a depository institution or trust company the short term unsecured debt obligations or commercial paper of which are rated at least "D-1" by DCR, "A-1" by S&P, "P-1" by Moody's and "F-1" by Fitch in the case of accounts in which funds are held for 30 days or less (or, in the case of accounts in which funds are held for more than 30 days, the long term unsecured debt obligations of which are rated at least "AA" by Fitch and S&P, "Aa2" by Moody's and "A" by DCR) or (B) as to which the Trustee has received written confirmation from each of the Rating Agencies that holding funds in such account would not cause any Rating Agency to requalify, withdraw or downgrade any of its ratings on the Certificates or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. ss. 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or (iii) any other account that, as evidenced by a written confirmation from each Rating Agency, would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates, which may be an account maintained with the Trustee or the Servicer. Eligible Accounts may bear interest.

           "Eligible Investor": Any of (i) a Qualified
Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A, (ii) an Institutional Accredited Investor or (iii) a Regulation S Investor.

           "Environmental Report": The environmental audit report or reports with respect to each Mortgaged Property delivered to the Originator in connection with the origination of the related
Mortgage Loan.

           "ERISA": The Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

           "Escrow Account":  As defined in Section 3.04(b).  Any
Escrow Account may be a sub-account of the related Cash Collateral
Account.

           "Escrow Payment": Any payment made by any Borrower to the Servicer pursuant to the related Mortgage, Cash Collateral Agreement, Lock-Box Agreement or Loan Agreement for the account of such Borrower for application toward the payment of taxes, insurance premiums, assessments, ground rents and similar items in respect of the related Mortgaged Property.

           "Euroclear": Morgan Guaranty Trust Company of New
York, Brussels Office, as operator of the Euroclear System, or its successor in such capacity.

           "Event of Default":  A Servicer Event of Default or
Special Servicer Event of Default, as applicable.

           "Excess Interest": With respect to each Mortgage Loan, interest accrued on such Mortgage Loan attributable to the Excess
Rate. The Excess Interest shall not be an asset of the Lower-Tier
REMIC or the Upper-Tier REMIC formed hereunder.

           "Excess Interest Distribution Account": The trust account or accounts created and maintained as a separate trust account or accounts by the Trustee pursuant to Section 3.05(f), which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997-MD VII, Excess Interest Distribution Account" and which must be an Eligible Account. The Excess Interest Distribution Account shall not be an asset of the Lower-Tier REMIC or the Upper-Tier REMIC formed hereunder.

           "Excess Rate": With respect to each Mortgage Loan, the difference between (i) the applicable Revised Mortgage Rate and
(ii) the applicable Mortgage Rate, each as set forth in the Mortgage Loan Schedule.

           "Exchange Act": The Securities Exchange Act of 1934, as amended.

           "Exchange Act Report": A Monthly Distribution Statement, Special Event Report, Summary Report or Annual Compliance Report to be filed with the Commission, under cover of the related form required by the Exchange Act.

           "Extended Monthly Payment": With respect to any extension of a Mortgage Loan as to which any principal balance and accrued interest remains unpaid on its Maturity Date (such unpaid amount, a "Balance"), an amount equal to (a) a deemed principal portion of a revised monthly payment (which will be calculated based on an amortization schedule which would fully amortize the applicable Balance over a term of no more than 24 months (commencing on the Maturity Date of such Mortgage Loan) and an interest rate no less than the Mortgage Rate with respect to such Mortgage Loan), and (b) interest at the applicable Default Rate; provided, however, that the Special Servicer may agree that the Extended Monthly Payments may include interest at a rate lower than the related Default Rate (but in no event lower than the related Mortgage Rate).

           "Fairfield Inn Pool Loan": The Mortgage Loan identified as No. 1 on the Mortgage Loan Schedule.

           "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

           "FHA": The Federal Housing Administration, or any successor thereto.

           "FHLMC": The Federal Home Loan Mortgage Corporation, or any successor thereto.

            "Final Recovery Determination": With respect to any Specially Serviced Mortgage Loan or Mortgage Loan subject to repurchase by the Depositor or the Originator pursuant to Sections 2.03(d) or 2.03(e), the recovery of all Insurance Proceeds, Liquidation Proceeds, the related Repurchase Price and other payments or recoveries (including proceeds of the final sale of any REO Property) which the Servicer (or in the case of a Specially Serviced Mortgage Loan, the Special Servicer), in its reasonable judgment as evidenced by a certificate of a Servicing Officer delivered to the Trustee and the Custodian (and the Servicer, if the certificate is from the Special Servicer), expects to be finally recoverable. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination until the earlier of (i) its termination as Servicer hereunder and the transfer of such records to a successor servicer and (ii) five years following the termination of the Trust Fund.

           "Financial Market Publisher":  Bloomberg Financial Service.

           "Fiscal Agent": ABN AMRO Bank N.V., a Netherlands banking corporation, in its capacity as fiscal agent of the Trustee, or its successor in interest, or any successor fiscal agent appointed as herein provided.

           "Fitch": Fitch Investors Service, L.P., or its successor in interest.

           "Fixed Voting Rights Percentage": As defined in the definition of "Voting Rights."

           "FNMA": The Federal National Mortgage Association, or any successor thereto.

           "Form 8-K": A Current Report on Form 8-K under the
Exchange Act, or such successor form as the Commission may specify from time to time.

           "G&L Medical Office II Pool Loan": The Mortgage Loan identified as No. 6 on the Mortgage Loan Schedule.

           "Global Certificates": The Class A-1A, Class A-1B,
Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class
A-5, Class A-6 and Class B-1 Certificates.

           "Grantor Trust": A segregated asset pool within the Trust Fund consisting of the Default Interest, Excess Interest and amounts held from time to time in the Default Interest Distribution Account and the Excess Interest Distribution Account.

           "Hazardous Materials": Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to the Comprehensive Environmental Response, Compensation and
Liability Act, 42 U.S.C. Section 9601 et seq., or any other environmental laws now or hereafter existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

           "Holder": With respect to any Certificate, a Certificateholder; with respect to any Lower-Tier Regular Interest, the Trustee.

           "Hudson Treasury Collateral Account":  As defined in
Section 3.28.

           "Indemnified Party":  As defined in Section 8.05(c).

           "Indemnifying Party":  As defined in Section 8.05(c).

           "Independent": When used with respect to any specified Person, any such Person who (i) does not have any direct financial interest, or any material indirect financial interest, in any of the Depositor, the Trustee, the Servicer, the Special Servicer, any Borrower or any Affiliate thereof, and (ii) is not connected with any such Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

           "Independent Contractor": Either (i) any Person that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class or 35% or more of the aggregate value of all Classes of Certificates), provided that the Trust Fund does not receive or derive any income from such Person and the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulations Section 1.856-4(b)(5) (except neither the Servicer nor the Special
Servicer shall be considered to be an Independent Contractor under the definition in this clause (i) unless an Opinion of Counsel (at the expense of the party seeking to be deemed an Independent) addressed to the Servicer and the Trustee has been delivered to the Trustee to that effect) or (ii) any other Person (including the Servicer and the Special Servicer) if the Servicer, on behalf of itself and the Trustee, has received an Opinion of Counsel (at the expense of the party seeking to be deemed an Independent Contractor) to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property (provided that such income would otherwise so qualify).

           "Individual Certificate": Any Certificate in definitive, fully registered form without interest coupons.

           "Innkeepers Pool Loan": The Mortgage Loan identified as No. 4 on the Mortgage Loan Schedule.

           "Institutional Accredited Investor": An entity meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation
D promulgated under the Act, or an entity in which all the equity owners meet such requirements.

           "Insurance Company of the West Loan": The Mortgage Loan identified as No. 7 on the Mortgage Loan Schedule.

           "Insurance Proceeds": Proceeds of any fire and hazard insurance policy, title policy or other insurance policy relating to a Mortgage Loan (including any amounts paid by the Servicer pursuant to Section 3.08).

           "Interest Accrual Amount": With respect to any Distri-bution Date and any Class of Certificates (other than the Class PS-1, Class CS-1, Class V-1, Class V-2, Class R and Class LR
Certificates), an amount equal to interest for the related
Interest Accrual Period at the Pass-Through Rate for such Class on the related Certificate Balance (provided, that for interest accrual purposes any distributions in reduction of Certificate Balance or reductions in Certificate Balance as a result of allocations of Realized Losses on the Distribution Date occurring in an Interest Accrual Period will be deemed to have been made on the first day of such Interest Accrual Period). With respect to any Distribution Date and the Class CS-1 Certificates, an amount equal to interest for the related Interest Accrual Period at the Pass-Through Rate for such Class for such Interest Accrual Period on the Notional Balance of such Class (provided, that any reductions in the Notional Balance of such Class as a result of distributions in reduction of the Certificate Balance of the Class A-1A Certificates or allocation of Realized Losses to the Certificate Balance of the Class A-1A Certificates on the Distribution Date occurring in an Interest Accrual Period, will be deemed to have occurred on the first day of such Interest
Accrual Period). With respect to any Distribution Date and the Class PS-1 Certificates, an amount equal to interest for the related Interest Accrual Period at the Pass-Through Rate for such Class for such Interest Accrual Period on the Notional Balance of such Class.

           "Interest Accrual Period": With respect to any Distribution Date, the period which commences on the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on the tenth day of the month in which such Distribution Date occurs, provided that the first Interest Accrual Period shall commence on and include the Cut-off Date and end on and include April 10, 1997. Interest for each Interest Accrual Period, other than the Interest Accrual Period with respect to the Distribution Date occurring in April 1997, is calculated based on a 360-day year consisting of twelve 30-day months. The Interest Accrual Period with respect to the Distribution Date occurring in April 1997 shall be assumed to consist of 14 days.

           "Interest Reserve Account": The trust account created and maintained by the Servicer pursuant to Section 3.27, which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997-MD VII, Interest Reserve Account" and which shall be an Eligible
Account.

           "Interested Person": As of any date of determination, the Depositor, the Servicer, the Special Servicer, the Trustee, the Fiscal Agent, any Borrower, any manager of a Mortgaged Property, any Independent Contractor engaged by the Special Servicer pursuant to Section 3.17, or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

           "Investment Account":  As defined in Section 3.07(a).

           "Investment Representation Letter":  As defined in
Section 5.02(c)(i)(A).

           "IRS":  The Internal Revenue Service.

           "Liquidation Expenses": Expenses incurred by the Servicer, the Special Servicer, the Trustee and the Fiscal Agent in connection with the liquidation of any Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions, and conveyance taxes) and any Property Protection Expenses incurred with respect to such Mortgage Loan or such property including interest on the related Property Advances at the Advance Rate not previously reimbursed from collections or other proceeds therefrom.

           "Liquidation Proceeds": The amount (other than Insurance Proceeds) received in connection with (i) the taking of a Mortgaged Property (or portion thereof) by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a Specially Serviced Mortgage Loan through a trustee's sale, foreclosure sale or otherwise or (iii) a sale of a Mortgage Loan or an REO Property in accordance with Section 3.18 or Section
9.01.

           "Loan Agreement": With respect to any Mortgage Loan, the loan agreement, if any, between the Originator and the Borrower, pursuant to which such Mortgage Loan was made.

           "Loan Documents": With respect to any Mortgage Loan, the documents executed or delivered in connection with the origination of such Mortgage Loan or subsequently added to the related Mortgage File.

           "Loan Number": With respect to any Mortgage Loan, the loan number by which such Mortgage Loan was identified on the books and records of the Depositor or any sub-servicer for the Depositor, as set forth in the Mortgage Loan Schedule.

           "Lock-Box Account": With respect to any Mortgaged Property, if applicable, any account created pursuant to any documents relating to a Mortgage Loan to receive rental or other income generated by the Mortgaged Property. Any Lock-Box Account shall be beneficially owned for federal income tax purposes by the Person who is entitled to receive the reinvestment income or gain thereon in accordance with the terms and provisions of the related Mortgage Loan and Section 3.07, which Person shall be taxed on all reinvestment income or gain thereon. The Servicer shall be permitted to make withdrawals therefrom for deposit into the related Cash Collateral Accounts.

           "Lock-Box Agreement": With respect to any Mortgage
Loan, the lock-box agreement, if any, between the Originator and the Borrower, pursuant to which the related Lock-Box Account, if any, may have been established.

           "Lock-out Period": With respect to any Mortgage Loan, the period of time specified in the related Loan Documents during which voluntary prepayments by the related Borrower are prohibited.

           "Lower-Tier Distribution Account": The trust account or accounts created and maintained as a separate trust account or accounts by the Trustee pursuant to Section 3.05(b), which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997-MD VII, Lower-Tier Distribution Account" and which must be an Eligible Account.

           "Lower-Tier REMIC": A segregated asset pool within the Trust Fund consisting of the Mortgage Loans (exclusive of Default Interest and Excess Interest), collections thereon, any REO Property acquired in respect thereof and all proceeds of such REO Property and amounts held from time to time in the Collection Account, the Interest Reserve Account and the Lower-Tier Distribution Account.

           "MAI":  Member of the Appraisal Institute.

           "M&H Retail Pool Loan": The Mortgage Loan identified as No. 3 on the Mortgage Loan Schedule.

           "Management Agreement": With respect to any Mortgage
Loan, the management agreement, if any, by and between the Manager and the related Borrower, or any successor management agreement between such parties.

           "Manager": With respect to any Mortgage Loan, any property manager for the related Mortgaged Properties.

           "Maturity Date": With respect to each Mortgage Loan, the Maturity Date as set forth on the Mortgage Loan Schedule.

           "Monthly Distribution Statement":  As defined in Section
4.02(a).

           "Monthly Payment": With respect to any Mortgage Loan (other than any REO Mortgage Loan) and any Due Date, the scheduled monthly payment of principal and interest at the Mortgage Pass-Through Rate, which is payable by the related Borrower on such Due Date under the related Note or Notes. With respect to an REO Mortgage Loan, the monthly payment that would otherwise have been payable on the related Due Date had the related Note not been discharged, determined as set forth in the preceding sentence and on the assumption that all other amounts, if any, due thereunder are paid when due.

           "Moody's": Moody's Investors Service, Inc., or its successor in interest.

           "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest in a Mortgaged Property securing a Note.

           "Mortgage File": With respect to any Mortgage Loan, the mortgage documents listed in Section 2.01(i) through (xv) pertaining to such particular Mortgage Loan and any additional documents required to be added to such Mortgage File pursuant to the express provisions of this Agreement.

           "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 and from time to time held in the Trust Fund, the mortgage loans originally so transferred, assigned and held being identified on the Mortgage Loan Schedule as of the Cut-off Date. Such term shall include any REO Mortgage Loan or defeased Mortgage Loan.

           "Mortgage Loan Purchase and Sale Agreement": The
Mortgage Loan Purchase and Sale Agreement dated as of the Cut-off
Date, by and between the Depositor and the Originator, a copy of which is attached hereto as Exhibit I.

           "Mortgage Loan Schedule": The list of Mortgage Loans included in the Trust Fund as of the Closing Date being attached hereto as Exhibit B, which list shall set forth the following information with respect to each Mortgage Loan:

         (a)    the Monthly Payment in effect as of the Cut-off Date;

         (b) the Mortgage Rate (separately identifying the Default Rate, the Excess Rate and the Revised Mortgage Rate);

         (c)    the Maturity Date;

         (d)    the Stated Principal Balance as of the Cut-off Date; and

         (e)    the name of the Manager for the related Mortgaged
                Properties.

The Mortgage Loan Schedule shall also set forth the total of the amounts described under clause (a) and (d) above for all of the Mortgage Loans.

           "Mortgage Pass-Through Rate": The Mortgage
Pass-Through Rate with respect to each Mortgage Loan (other than the 101 Hudson Street Loan, M&H Retail Pool Loan, Design Center of the Americas Loan and Insurance Company of the West Loan), for any Interest Accrual Period (other than the Interest Accrual Period relating to the Distribution Date occurring in April
1997), is a per annum rate equal to the Mortgage Rate thereof multiplied by a fraction, the numerator of which is the actual number of days in such Interest Accrual Period and the denominator of which is 30. The "Mortgage Pass-Through Rate" with respect to each Mortgage Loan and the Interest Accrual Period relating to the Distribution Date occurring in April 1997 will be the per annum rate equal to Mortgage Rate thereof.
The Mortgage Pass-Through Rate with respect to each of the 101 Hudson Street Loan, M&H Retail Pool Loan, Design Center of the Americas Loan and Insurance Company of the West Loan and any Interest Accrual Period commencing in any (a) January, February, April, June, September and November and in any December occurring in a year immediately preceding a year which is not a leap year, is the per annum rate equal to the Mortgage Rate thereof and (b) March (other than March 1997), May, July, August and October and in any December occurring in a year preceding a year which is a leap year, is the per annum rate equal to the Mortgage Rate thereof multiplied by a fraction the numerator of which is the actual number of days in such Interest Accrual Period and the denominator of which is 30.

           "Mortgage Rate": With respect to each Mortgage Loan, the annual rate, not including any Excess Rate, at which interest accrues on such Mortgage Loan (in the absence of a default), as set forth on the Mortgage Loan Schedule. The Mortgage Rate for purposes of calculating the Weighted Average Net Mortgage Pass-Through Rate will be the Mortgage Rate of such Mortgage Loan without taking into account any reduction in the interest rate by a bankruptcy court pursuant to a plan of reorganization or pursuant to any of its equitable powers or pursuant to Section 3.31.

           "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of a fee simple estate, and, with respect to certain Mortgage Loans, a leasehold estate, or both a leasehold estate and a fee simple estate, or a leasehold estate in a portion of the property and a fee simple estate in the remainder, in a parcel of land improved by a commercial property, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

           "Net Default Interest":  As defined in Section 3.05(e).

           "Net Insurance Proceeds": Insurance Proceeds, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Borrower in accordance with the express requirements of the Mortgage or Note or other documents included in the Mortgage File or in accordance with prudent and customary servicing practices.

           "Net Liquidation Proceeds": The Liquidation Proceeds received with respect to any Mortgage Loan net of the amount of
(i) Liquidation Expenses incurred with respect thereto and, (ii) with respect to proceeds received in connection with the taking of a Mortgaged Property (or portion thereof) by the power of eminent domain in condemnation, amounts required to be applied to the restoration or repair of the related Mortgaged Property.

           "Net Mortgage Pass-Through Rate": With respect to any
Mortgage Loan and any Distribution Date, the per annum rate equal to the Mortgage Pass-Through Rate for such Mortgage Loan minus the Servicing Fee Rate.

           "Net REO Proceeds": With respect to each REO Property,
REO Proceeds with respect to such REO Property net of any insurance premiums, taxes, assessments, ground rents and other costs and expenses permitted to be paid therefrom pursuant to
Section 3.17(b) of this Agreement.

           "New Lease": Any lease of REO Property entered into on behalf of the Trust Fund, including any lease renewed or extended on behalf of the Trust Fund if the Trust Fund has the right to renegotiate the terms of such lease.

           "Nonrecoverable Advance": Any portion of an Advance proposed to be made or previously made which has not been previously reimbursed to the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, and which, in the good faith business judgment of the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, will not or, in the case of a proposed Advance, would not be ultimately recoverable from late payments, Insurance Proceeds, Liquidation Proceeds and other collections on or in respect of the related Mortgage Loan.
The judgment or determination by the Servicer, the Special
Servicer, the Trustee or the Fiscal Agent that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance shall be evidenced in the case of the Servicer or Special Servicer, by a certificate of a Servicing Officer delivered to the Trustee, the Fiscal Agent, the Depositor and, in the case of the Special Servicer, to the Servicer, and in the case of the Trustee or the Fiscal Agent, by a certificate of a Responsible Officer of the Trustee or Fiscal Agent, as applicable, delivered to the Depositor (and the Trustee if the certificate is from the Fiscal Agent), which in each case sets forth such judgment or determination and the procedures and considerations of the Servicer, Special Servicer, Trustee or Fiscal Agent, as applicable, forming the basis of such determination (including, but not limited to, information selected by the Person making such judgment or determination in its good faith discretion, such as related income and expense statements, rent rolls, occupancy status, property inspections, Servicer, Special Servicer, Trustee or Fiscal Agent inquiries, third party engineering and environmental reports, and an appraisal conducted by an MAI appraiser in accordance with MAI standards or any Updated Appraisal thereof conducted within the past 12 months; copies of such documents to be included with the certificate of a Responsible Officer). Any determination of non-recoverability made by the Servicer may be made without regard to any value determination made by the Special Servicer other than pursuant to an Updated Appraisal. Notwithstanding the above, the Trustee and the Fiscal Agent shall be entitled to rely upon any determination by the Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance would, if made, constitute a Nonrecoverable Advance (and with respect to a proposed P&I Advance, the Trustee and the Fiscal Agent, as applicable, shall rely on the Servicer's determination that the Advance would be a Nonrecoverable Advance if the Trustee or Fiscal Agent, as applicable, determines that it does not have sufficient time to make such a determination).

           "Non-U.S. Person": A person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust.

           "Note": With respect to any Mortgage Loan as of any date of determination, the note or other evidence of indebtedness and/or agreements evidencing the indebtedness of a Borrower under such Mortgage Loan, including any amendments or modifications, or any renewal or substitution notes, as of such date.

           "Notice of Termination": Any of the notices given to the Trustee by the Servicer, the Depositor or any Holder of a Class LR Certificate pursuant to Section 9.01(c).

           "Notional Balance": With respect to each of the Class PS-1 and Class CS-1 Certificates, (a) on or prior to the Distribution Date occurring in April 1997, a notional principal amount equal to the aggregate initial Notional Balance of such Class, as specified in the Preliminary Statement hereto, and (b)
(i) in the case of the Class CS-1 Certificates, as of any date of determination after the Distribution Date occurring in April 1997, the Notional Balance of such Class on the Distribution Date immediately prior to such date of determination, after distributions of principal on the Class A-1A Certificates and allocations of Realized Losses on such Class on such prior Distribution Date and (ii) in the case of the Class PS-1 Certificates, as of any Distribution Date after April 1997 a notional principal amount equal to the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Interest Accrual Period. The Notional Balance of the Class CS-1 Certificates will at all times equal the Certificate Balance of the Class A-1A Certificates.

           "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President (however denominated) and by the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries, any Trust Officer or other officer of the Servicer or the Special Servicer, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, or an authorized officer of the Depositor, and delivered to the Depositor, the Trustee or the Servicer, as the case may be.

           "101 Hudson Street Loan": The Mortgage Loan identified as No. 2 on the Mortgage Loan Schedule.

           "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be counsel for the Depositor, the Special Servicer or the Servicer, as the case may be, acceptable to the Trustee, except that any opinion of counsel relating to
(a) qualification of the Upper-Tier REMIC or Lower-Tier REMIC as a REMIC or the imposition of tax under the REMIC Provisions on any income or property of either REMIC, (b) compliance with the REMIC Provisions (including application of the definition of "Independent Contractor"), (c) qualification of the Grantor Trust as a grantor trust or (d) a resignation of the Servicer pursuant to Section 6.04, must be an opinion of counsel who is Independent of the Depositor, the Special Servicer and the Servicer.

           "Originator":  Nomura Asset Capital Corporation, a
Delaware corporation, and its successors in interest.

           "Ownership Interest": Any record or beneficial interest in a Class R or Class LR Certificate.

           "P&I Advance": As to any Mortgage Loan, any advance made by the Servicer, the Trustee, or the Fiscal Agent pursuant to Section 4.06. Each reference to the payment or reimbursement of a P&I Advance shall be deemed to include, whether or not specifically referred to but without duplication, payment or reimbursement of interest thereon at the Advance Rate through the date of payment or reimbursement.

           "Pass-Through Rate": With respect to each Class of Certificates (other than the Class V-1, Class V-2, Class R and
Class LR Certificates), the Pass-Through Rate as set forth below:

Class                              Pass-Through Rate
-----                              -----------------
Class A-1A                         Class A-1A Pass-Through Rate
Class A-1B                         Class A-1B Pass-Through Rate
Class PS-1                         Class PS-1 Pass-Through Rate
Class CS-1                         Class CS-1 Pass-Through Rate
Class A-2                          Class A-2 Pass-Through Rate
Class A-3                          Class A-3 Pass-Through Rate
Class A-4                          Class A-4 Pass-Through Rate
Class A-5                          Class A-5 Pass-Through Rate
Class A-6                          Class A-6 Pass-Through Rate
Class B-1                          Class B-1 Pass-Through Rate
Class B-1H                         Class B-1H Pass-Through Rate

           "Paying Agent": The paying agent appointed pursuant to Section 5.04.

           "Percentage Interest": As to any Certificate, the percentage interest evidenced thereby in distributions required to be made with respect to the related Class. With respect to any Certificate (except the Class V-1, Class V-2, Class R and Class LR Certificates), the percentage interest is equal to the initial denomination of such Certificate divided by the initial Certificate Balance or Notional Balance, as applicable, of such Class of Certificates. With respect to any Class V-1, Class V-2, Class R or Class LR Certificate, the percentage interest is set forth on the face thereof.

           "Permitted Investments": Any one or more of the following obligations or securities payable on demand or having a scheduled maturity on or before the Business Day preceding the date upon which such funds are required to be drawn, regardless of whether issued by the Depositor, the Servicer, the Trustee or any of their respective Affiliates and having at all times the required ratings, if any, provided for in this definition, unless each Rating Agency shall have confirmed in writing to the Servicer that a lower rating would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates:

         (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title
                XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

        (ii)    Federal Housing Administration debentures;

       (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home
                Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing
                Association (debt obligations), the Financing
                Corp. (debt obligations), and the Resolution
                Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

        (iv) federal funds, unsecured certificates of deposit, time or similar deposits, bankers' acceptances and repurchase agreements, with maturities of not more than 365 days, of any bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or, if not rated by Moody's, DCR or Fitch, otherwise acceptable to Moody's, DCR or Fitch, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

         (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or, if not rated by Moody's, DCR or Fitch, otherwise acceptable to Moody's, DCR or Fitch, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change,
                (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

         (vi) debt obligations with maturities of not more than 365 days rated by each Rating Agency (or, if not rated by Moody's, DCR or Fitch, otherwise acceptable to Moody's, DCR or Fitch, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

       (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that is rated by each Rating Agency (or, if not rated by Moody's, DCR or Fitch, otherwise acceptable to Moody's, DCR or Fitch, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

      (viii)    the Federated Prime Obligation Money Market
                Fund (the "Fund") so long as the Fund is rated by each Rating Agency in its highest short-term unsecured debt ratings category (or, if not rated by Moody's, DCR or Fitch, otherwise acceptable to Moody's, DCR or Fitch, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates); and

        (ix) any other demand, money market or time deposit, demand obligation or any other obligation, security or investment, provided that each Rating Agency has confirmed in writing to the Servicer, Special Servicer or Trustee, as applicable, that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates;

provided, however, that, in the judgment of the Servicer, such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and that no instrument or security shall be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

           "Permitted Transferee": With respect to a Class R or Class LR Certificate, any Person other than (a) a Disqualified Organization, (b) any other Person so designated by the Certificate Registrar based upon an Opinion of Counsel (provided at the expense of such Person or the Person requesting the Transfer) to the effect that the Transfer of an Ownership Interest in any Class R or Class LR Certificate to such Person may cause the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding, (c) a

Person that is a Disqualified Non-U.S. Person and (d) a Plan or any Person investing the assets of a Plan.

           "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

           "Plan":  As defined in Section 5.02(k).

           "Prepayment Assumption": The assumption that all of the Mortgage Loans prepay on their respective Anticipated
Repayment Dates.

           "Prepayment Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, the amount of any shortfall in collections of interest (adjusted to the applicable Net Mortgage Pass-Through Rate) resulting from a Principal Prepayment on such Mortgage Loan during the related Collection Period and prior to the related Due Date, other than Servicer Prepayment Interest Shortfalls to the extent offset by the aggregate Servicing Fee with respect to such Distribution Date.

           "Prepayment Premium": Payments received on a Mortgage Loan as the result of a Principal Prepayment thereon, not otherwise due thereon in respect of principal or interest, other than an amount paid in connection with the release of the related Mortgaged Property through defeasance, which are intended to compensate the holder of the related Note for prepayment.

           "Principal Distribution Amount": For any Distribution
Date will be equal to the sum of:

           (i) the principal component of all scheduled Monthly Payments which become due on the Mortgage Loans on or before the related Due Date (if received, or advanced by the Servicer, Trustee or Fiscal Agent, in respect of such Distribution Date);

           (ii) the principal component of all Extended Monthly
Payments due on the Mortgage Loans on or before the related Due
Date (if received, or advanced by the Servicer, Trustee or Fiscal
Agent, in respect of such Distribution Date);

           (iii) to the extent not included in the preceding clauses, the principal component of the purchase price of each Mortgage
Loan that was, during the related Collection Period, repurchased from the Trust Fund pursuant to Section 2.03 or purchased from the Trust Fund pursuant to Section 9.01;

           (iv) to the extent not included in the preceding clauses, the portion of Unscheduled Payments allocable to principal of any Mortgage Loan that was liquidated during the related Collection
Period;

           (v) to the extent not included in the preceding clauses, any other principal payment on any Mortgage Loan received on or after the Maturity Date thereof to the extent received during the related Collection Period;

           (vi) to the extent not included in the preceding clauses, all other Principal Prepayments received in the related Collection Period; and

           (vii) to the extent not included in the preceding clauses, any other full or partial recoveries in respect of principal, including Net Insurance Proceeds, Net Liquidation Proceeds and
Net REO Proceeds (in the case of clauses (i) through (vii), net of any related outstanding P&I Advances allocable to principal and excluding any amounts representing recoveries of Subordinate
Class Advance Amounts).

           The principal component of the amounts set forth above shall be determined in accordance with Section 1.02 hereof.

           "Principal Prepayment": Any payment of principal made by a Borrower on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment other than any amount paid in connection with the release of the related Mortgaged Property through defeasance.

           "Private Global Certificate": Each of the Regulation S
Global Certificate or Rule 144A Global Certificate with respect to the Class B-1 Certificates so long as any such Class of Certificates is registered in the name of a nominee of the Depository.

           "Property Advance": As to any Mortgage Loan, any advance made by the Servicer, Special Servicer, the Trustee or the Fiscal Agent in respect of Property Protection Expenses or any expenses incurred to protect, preserve and enforce the security for a Mortgage Loan or taxes and assessments or insurance premiums, pursuant to Section 3.04 or Section 3.24, as applicable. Each reference to the payment or reimbursement of a Property Advance shall be deemed to include, whether or not specifically referred to, payment or reimbursement of interest thereon at the Advance Rate from and including the date of the making of such Advance through and including the date of payment or reimbursement.

           "Property Protection Expenses": Any costs and expenses incurred by the Servicer or the Special Servicer pursuant to Sections 3.04, 3.08, 3.10(f), 3.10(g), 3.10(i) and 3.17(b) or
indicated herein as being a cost or expense of the Trust Fund or the Lower-Tier REMIC or Upper-Tier REMIC to be advanced by the Servicer or the Special Servicer, as applicable.

           "Public Global Certificate": Each of the Class A-1A, Class A-1B, Class PS-1, Class CS-1 Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates so long as any such Class of Certificates is registered in the name of a nominee of the Depository.

           "Qualified Institutional Buyer": A qualified institutional buyer within the meaning of Rule 144A.

           "Qualified Insurer": As used in Section 3.08, (i) an insurance company or security or bonding company qualified to write the related insurance policy in the relevant jurisdiction which shall have a claims paying ability of "AA" or better by S&P and Fitch (and, if such company is not rated by Fitch, is rated A-IX by Best's Key Rating Guide) and "Baa3" or better by Moody's and "A" or better by DCR (or, if such company is not rated by DCR, is rated at least in an equivalent category by at least two nationally recognized statistical rating organizations), (ii) in the case of public liability insurance policies required to be maintained with respect to REO Properties in accordance with
Section 3.08(a), shall have a claims paying ability of "A" or better by S&P and Fitch (and, if such company is not rated by Fitch, is rated A-IX by Best's Key Rating Guide) and "Baa3" or better by Moody's and "A" or better by DCR (or, if such company is not rated by DCR, is rated at least in an equivalent category by at least two nationally recognized statistical rating organizations), and (iii) in the case of the fidelity bond and the errors and omissions insurance required to be maintained pursuant to Section 3.08(c), shall have a claims paying ability rated by each Rating Agency (and if such company is not rated by Fitch, is rated A-VIII by Best's Key Rating Guide) no lower than two ratings categories (without regard to pluses or minuses) lower than the highest rating of any outstanding Class of Certificates from time to time, but in no event lower than "BBB" by S&P, DCR and Fitch and "Baa3" by Moody's (or, if such company is not rated by DCR, rated at least in an equivalent category by at least two nationally recognized statistical rating organizations), unless in any such case each of the Rating Agencies has confirmed in writing that obtaining the related insurance from an insurance company that is not rated by each of the Rating Agencies (subject to the foregoing exceptions) or that has a lower claims paying ability than such requirements shall not result, in and of itself, a downgrade, qualification or withdrawal of the then current ratings by such Rating Agency to any Class of Certificates.

           "Qualified Mortgage": A Mortgage Loan that is a
"qualified mortgage" within the meaning of Code Section
860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision).

           "Rated Final Distribution Date": The Distribution Date occurring in January 2030.

           "Rating Agency": Any of DCR, Moody's, Fitch or S&P. References herein to the highest long-term unsecured debt rating category of DCR, S&P and Fitch shall mean "AAA" and of Moody's shall mean "Aaa" and in the case of any other rating agency shall mean such highest rating category or better without regard to any plus or minus or numerical qualification.

           "Real Property": Land or improvements thereon such as buildings or other inherently permanent structures thereon (including items that are structural components of the buildings or structures), in each such case as such terms are used in the REMIC Provisions.

           "Realized Loss": With respect to any Distribution Date, the amount, if any, by which the aggregate Certificate Balance of the Certificates after giving effect to distributions of principal on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the Interest Accrual Period commencing immediately prior to such Distribution Date.

           "Reassignment of Assignment of Leases, Rents and Profits":
As defined in Section 2.01(viii).

           "Record Date": With respect to each Distribution Date, the close of business on the tenth day of the month in which such Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the first Distribution Date, for all purposes other than receipt of the distribution pursuant to Section 4.01 on such Distribution Date, the Record Date shall be the Closing Date.

           "Reduction Interest Distribution Amount": With respect to the Class PS-1 Certificates, any Distribution Date and each of clauses Sixth, Tenth and Fourteenth of Section 4.01(d), the amount of interest accrued for the Interest Accrual Period at a per annum rate equal to the applicable Reduction Interest Pass-Through Rate for such Interest Accrual Period on the aggregate amount of Appraisal Reduction Amounts and Delinquency Reduction Amounts notionally allocated to the related Classes referred to in subclause (B) of each such clause as of such Distribution Date.

           "Reduction Interest Pass-Through Rate": With respect to any Distribution Date (i) when the Class A-4 Certificates are the most subordinate Class outstanding, 0.20%, (ii) when the Class A-3 Certificates are the most subordinate Class outstanding, 0.40% and (iii) when the Class A-2 Certificates are the most subordinate Class outstanding, 0.49%.

           "Reduction Interest Shortfall": With respect to any Distribution Date and each of clauses Sixth, Tenth and Fourteenth of Section 4.01(d), any shortfall in the Reduction Interest Distribution Amount required to be distributed to the Class PS-1 Certificates pursuant to such clause on such Distribution Date.

           "Regular Certificates": The Class A-1A, Class A-1B,
Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class
A-5, Class A-6, Class B-1 and Class B-1H Certificates.

           "Regulation D":  Regulation D under the Act.

           "Regulation S":  Regulation S under the Act.

           "Regulation S Global Certificate":  As defined in
Section 5.01.

           "Regulation S Investor": With respect to a transferee of a Regulation S Global Certificate, a transferee that acquires such Certificate pursuant to Regulation S.

           "Regulation S Transfer Certificate": A certificate substantially in the form of Exhibit G hereto.

           "Related Certificate" and "Related Lower-Tier Regular Interest": For any Class of Lower-Tier Regular Interest, the related Certificates set forth below, and for any Class of Certificates (other than the Class PS-1, Class CS-1, Class V-1, Class V-2, Class R and Class LR Certificates), the related Class of Lower-Tier Regular Interest set forth below:

                                      Related Lower-Tier
             Related Certificate      Regular Interest
             -------------------      ----------------
             Class A-1A               Class A-1A-L
             Class A-1B               Class A-1B-L
             Class A-2                Class A-2-L
             Class A-3                Class A-3-L
             Class A-4                Class A-4-L
             Class A-5                Class A-5-L
             Class A-6                Class A-6-L
             Class B-1                Class B-1-L
             Class B-1H               Class B-1H-L

             "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

           "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations (including any applicable proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

           "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code, which income, subject to the terms and conditions of that Section of the Code in its present form, does not include:

         (i) except as provided in Section 856(d)(4) or (6) of the Code, any amount received or accrued, directly or indirectly, with respect to such REO Property, if the determination of such amount depends in whole or in part on the income or profits derived by any Person from such property (unless such amount is a fixed percentage or percen-tages of receipts or sales and otherwise constitutes Rents from Real Property);

        (ii) any amount received or accrued, directly or indirectly, from any Person if the Trust Fund owns directly or indirectly (including by attribution) a ten percent or greater interest in such Person determined in accordance with Sections 856(d)(2)(B) and (d)(5) of the Code;

       (iii) any amount received or accrued, directly or indirectly, with respect to such REO Property if any Person Directly Operates such REO Property;

        (iv) any amount charged for services that are not customarily furnished in connection with the rental of property to tenants in buildings of a similar class in the same geographic market as such REO Property within the meaning of Treasury Regulations Section 1.856-4(b)(1) (whether or not such charges are separately stated); and

         (v) rent attributable to personal property unless such personal property is leased under, or in connection with, the lease of such REO Property and, for any taxable year of the Trust Fund, such rent is no greater than 15 percent of the total rent received or accrued under, or in connection with, the lease.

           "REO Account":  As defined in Section 3.17(b).

           "REO Disposition Fee": With respect to any REO
Property which is sold or transferred or otherwise liquidated, an amount equal to 1% of the amount equal to (a) the Liquidation
Proceeds of such REO Property minus (b) any broker's commission and related brokerage referral fees.

           "REO Mortgage Loan": Any Mortgage Loan as to which the related Mortgaged Property has become an REO Property.

           "REO Proceeds": With respect to any REO Property and the related REO Mortgage Loan, all revenues received by the Special Servicer with respect to such REO Property or REO Mortgage Loan which do not constitute Liquidation Proceeds.

           "REO Property": A Mortgaged Property title to which has been acquired by the Servicer on behalf of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise.

           "Repurchase Price": With respect to any Mortgage Loan to be repurchased pursuant to Section 2.03(d), 2.03(e) or 9.01 or any Specially Serviced Mortgage Loan or any REO Mortgage Loan to be sold or repurchased pursuant to Section 3.18, an amount, calculated by the Servicer, equal to:

         (i) the unpaid principal balance of such Mortgage Loan as of the Due Date as to which a payment was last made by the Borrower (less any Advances previously made on account of principal); plus

        (ii) unpaid accrued interest from the Due Date as to which interest was last paid by the Borrower up to the Due Date in the month following the month in which the purchase or repurchase is to occur at a rate equal to the

                Mortgage Rate on the unpaid principal balance of such Mortgage Loan (less any Advances previously made on account of interest); plus

       (iii) any unreimbursed Advances and unpaid Servicing Fees, Trustee Fees and Special Servicing Compensation allocable to such Mortgage Loan together with interest thereon at the Advance Rate; plus

        (iv) in the event that the Mortgage Loan is required to be repurchased pursuant to Sections 2.03(d) or 2.03(e), any expenses reasonably incurred or to be incurred by the Servicer, the Special Servicer or the Trustee in respect of the breach or defect giving rise to the repurchase obligation, including any expenses arising out of the enforcement of the repurchase obligation.

           "Request for Release": A request for a release signed by a Servicing Officer, substantially in the form of Exhibit E hereto.

           "Reserve Accounts": With respect to any Mortgage Loan, reserve accounts, if any, established pursuant to the Mortgage or the Loan Agreement and any Escrow Account. Any Reserve Account may be a sub-account of the related Cash Collateral Account. Any Reserve Account shall be beneficially owned for federal income tax purposes by the Person who is entitled to receive the reinvestment income or gain thereon in accordance with the terms and provisions of the related Mortgage Loan and Section 3.07, which Person shall be taxed on all reinvestment income or gain thereon. The Servicer shall be permitted to make withdrawals therefrom for deposit into the related Cash Collateral Account, if applicable, or the Collection Account or for the purposes set forth under the related Mortgage Loan. To the extent not inconsistent with the related Mortgage Loan, each such Reserve Account shall be an Eligible Account.

           "Residual Transfer Opinion": An opinion of counsel to the Depositor acceptable to the Trustee and the Certificate Registrar to the effect that the continued ownership after the Residual Trigger Date of an Ownership Interest by an Institutional Accredited Investor shall not cause the Trust Fund to be required to be registered as an investment company under the Investment Company Act of 1940, as amended.

           "Residual Trigger Date": The date on which more than 20% of the aggregate then outstanding principal balance of the Mortgage Loans is secured by U.S. Government obligations pursuant to the release of Mortgaged Properties through defeasance.

           "Responsible Officer": Any officer of the Asset-Backed Trust Services Department of the Trustee or the Fiscal Agent (and, in the event that the Trustee is the Certificate Registrar or the Paying Agent, of the Certificate Registrar or the Paying Agent, as applicable) assigned to the Corporate Trust Office with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Responsible Officer, such an officer whose name and specimen signature appears on a list of corporate trust officers furnished to the Servicer by the Trustee and the Fiscal Agent, as such list may from time to time be amended.

           "Restricted Certificate":  As defined in Section 5.02(k).

           "Restricted Period": The 40-day period prescribed by Regulation S commencing on the later of (a) the date upon which the Certificates are first offered to persons other than the Underwriter and any other distributor (as defined in Regulation
S) of the Certificates, and (b) the Closing Date.

           "Revised Mortgage Rate": With respect to any Mortgage
Loan, the revised Mortgage Rate on each such Mortgage Loan (in the absence of a default), as set forth on the Mortgage Loan
Schedule.

           "Rule 144A":  Rule 144A under the Act.

           "Rule 144A Global Certificate":  As defined in
Section 5.01.

            "S&P": Standard & Poor's Ratings Services, or its successor in interest.

           "Scheduled Final Distribution Date":  The Distribution
Date occurring in January 2027.

           "Securities Legend": With respect to each Rule 144A Global Certificate, Residual Certificate or any Individual Certificate other than an Individual Certificate issued after the Restricted Period in exchange for or transfer of a beneficial interest in a Regulation S Global Certificate, the legend set forth in, and substantially in the form of, Exhibit H hereto.

           "Servicer": Pacific Mutual Life Insurance Company, a
California corporation, or its successor in interest, or any successor Servicer appointed as herein provided.

           "Servicer Event of Default":  As defined in Section 7.01(a).

           "Servicer Prepayment Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, the amount of any shortfall in collections of interest (adjusted to the applicable Net Mortgage Pass-Through Rate) resulting from a voluntary Principal Prepayment made by the Borrower on such Mortgage Loan during the related Collection Period and prior to the related Due Date, which Principal Prepayment, pursuant to the terms of the related Mortgage Loan, was not permitted to be made on any date other than a Due Date under such Mortgage Loan, but was nonetheless accepted by the Servicer; provided, however, that the aggregate amount of the Servicer Prepayment Interest Shortfall with respect to any Interest Accrual Period shall not exceed the aggregate amount of the Servicing Fee (less the aggregate Trustee
Fee) earned with respect to such Interest Accrual Period.

           "Servicer Remittance Date":  With respect to any
Distribution Date, the Business Day preceding such Distribution
Date.

           "Servicer Remittance Report": A report prepared by the Servicer and/or the Special Servicer in such media as may be agreed upon by the Servicer, the Special Servicer and the Trustee containing such information regarding the Mortgage Loans as will permit the Trustee to calculate the amounts to be distributed pursuant to Section 4.01 and to furnish statements to Certificateholders pursuant to Section 4.02 and containing such additional information as the Servicer and the Trustee may from time to time agree.

           "Servicer's Appraisal Estimate": As defined in the definition of Appraisal Reduction Amount.

           "Servicing Fee": With respect to each Mortgage Loan and for any Distribution Date, an amount per Interest Accrual Period equal to the product of (i) one-twelfth of the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loan as of the first day of the Interest Accrual Period ending immediately prior to such Distribution Date; provided that such fee for the first Interest Accrual Period shall be appropriately prorated to reflect the fact that the first Interest Accrual Period is less than a full month.

           "Servicing Fee Rate":  A rate equal to 0.055% per annum.

           "Servicing Officer": Any officer or employee of the Servicer or the Special Servicer, as applicable, involved in, or responsible for, the administration and servicing of the Mortgage Loans or this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Servicing Officer, such an officer or employee whose name and specimen signature appears on a list of servicing officers furnished to the Trustee by the Servicer or the Special Servicer, as applicable, as such list may from time to time be amended.

           "Servicing Standard": With respect to the Servicer or Special Servicer shall mean the servicing of the Mortgage Loans by the Servicer or Special Servicer solely in the best interests of and for the benefit of all of the Certificateholders (as determined by the Servicer or Special Servicer as the case may be, in its reasonable judgment) and in accordance with applicable law, the specific terms of the respective Mortgage Loans and this Agreement and to the extent not inconsistent with the foregoing, in the same manner in which, and with the same care, skill, prudence and diligence with which, it (i) services and administers similar mortgage loans for other third-party portfolios or (ii) administers mortgage loans for its own account, whichever standard is higher, but in any case without regard to:

         (i) any known relationship that the Servicer, the Special Servicer, any sub-servicer or any Affiliate of the Servicer, the Special Servicer or any sub-servicer may have with any Borrower or any other parties to this Agreement;

        (ii) the ownership of any Certificate by the Servicer, the Special Servicer or any Affiliate of the Servicer or Special Servicer, as applicable;

       (iii) the Servicer's or Special Servicer's obligation to make P&I Advances, Property Advances or to incur servicing expenses with respect to the Mortgage Loans;

        (iv) the Servicer's, Special Servicer's or any sub-servicer's right to receive compensation for its services hereunder or with respect to any particular transaction; or

         (v) the ownership, or servicing or management for others, by the Servicer, the Special Servicer or any sub-servicer, of any other mortgage loans or properties.

           "Special Event Report":  As defined in Section 3.22.

           "Special Servicer": The Servicer, in such capacity, or its successor in interest, or any successor Special Servicer appointed as provided in Section 3.25. In the event that the Servicer is terminated or resigns as the Servicer hereunder, the Servicer shall be terminated as the Special Servicer hereunder.

           "Special Servicer Event of Default":  As defined in
Section 7.01(b).

           "Special Servicing Compensation": With respect to any
Mortgage Loan, any of the Special Servicing Fee, the Special
Servicing Rehabilitation Fee, and the REO Disposition Fee which shall be due to the Special Servicer.

           "Special Servicing Fee": With respect to each Specially Serviced Mortgage Loan and any Distribution Date, an amount per Interest Accrual Period equal to the product of (i) one-twelfth of the Special Servicing Fee Rate and (ii) the Stated Principal Balance of such Specially Serviced Mortgage Loan as of the first day of the Interest Accrual Period ending immediately prior to such Distribution Date; provided that such fee for the first Interest Accrual Period shall be appropriately prorated to reflect the fact that the first Interest Accrual Period is less than a full month.

           "Special Servicing Fee Rate": A rate equal to 0.50% per annum (except that if the Special Servicer is, or is an Affiliate of, or has an economic arrangement for the purpose of retaining the full Special Servicing Fee with, the Holder or Holders of Certificates representing greater than 50% of the Voting Rights of the most subordinate Class of Certificates then outstanding, the Special Servicer shall provide written notice thereof to the Servicer and the rate shall equal 0.25% per annum).

           "Special Servicing Rehabilitation Fee": As to any Mortgage Loan that has been a Specially Serviced Mortgage Loan, on the occasion that such Mortgage Loan has not been a Specially Serviced Mortgage Loan for nine consecutive Collection Periods (or 12 consecutive Collection Periods in the case of any Mortgage Loan which became a Specially Serviced Mortgage Loan as a result of circumstances described in clauses (iii) through (vii) of the definition thereof), an amount equal to 0.25% of the highest
Stated Principal Balance of such Mortgage Loan while it was a Specially Serviced Mortgage Loan; provided, however, that such Special Servicing Rehabilitation Fee shall be due only once for each Mortgage Loan during the term hereof.

           "Specially Serviced Mortgage Loan":  Subject to
Section 3.26, any Mortgage Loan with respect to which:

         (i)    the related Borrower has not made two consecutive
                Monthly Payments (and has not cured at least one such Delinquency by the next Due Date under the related Mortgage Loan);

        (ii) the Servicer, the Trustee or the Fiscal Agent, individually or collectively, have made four consecutive P&I Advances (regardless of whether such P&I Advances have been reimbursed);

       (iii) the related Borrower under which has expressed to the Servicer an inability to pay or a hardship in paying the Mortgage Loan in accordance with its terms;

        (iv) the Servicer has received notice that the Borrower has become the subject of any bankruptcy, insolvency or similar proceeding, admitted in writing the inability to pay its debts as they come due or made an assignment for the benefit of creditors;

         (v) the Servicer has received notice of a foreclosure or threatened foreclosure of any lien on the Mortgaged Property securing the Mortgage Loan;

        (vi)    a default of which (A) the Servicer has notice
                (other than a failure by the Borrower to pay principal or interest) and (B) which materially and adversely affects the interests of the Certificate-holders has occurred and remained unremedied for the applicable grace period specified in the Mortgage Loan (or, if no grace period is specified, 60 days); provided, that a default requiring a Property Advance shall be deemed to materially and adversely affect the interests of the Certificateholders;

       (vii) the Special Servicer proposes to commence foreclosure or other workout arrangements; or

      (viii) in the opinion of the Servicer (consistent with the Servicing Standard) a default under a Mortgage Loan is imminent and such Mortgage Loan deserves the attention of the Special Servicer;

provided, however, that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan:

         (a) with respect to the circumstances described in clause (i) or (ii) above, when the Borrower thereunder has brought the Mortgage Loan current (or, with respect to the circumstances described in clause (viii), pursuant to any work out implemented by the Special Servicer) and thereafter made three consecutive full and timely Monthly Payments (including pursuant to any workout of the Mortgage Loan);

         (b) with respect to the circumstances described in clause (iii), (iv), (v) and (vii) above, when such circumstances cease to exist in the good faith judgment of the Servicer; or

         (c) with respect to the circumstances described in clause (vi) above, when such default is cured;

provided, further, that at that time no circumstance identified in clauses (i) through (viii) above exists that would cause the Mortgage Loan to continue to be characterized as a Specially
Serviced Mortgage Loan.

           "Spread Rate":  The Spread Rate for each Class of
Certificates is as set forth below:

             Class                        Spread Rate
             -----                        -----------
             Class PS-1...................  1.60%
             Class CS-1...................  1.60%
             Class A-1A...................  0.50%
             Class A-1B...................  0.64%

             "Startup Day": The day designated as such pursuant to Section 2.06(a) hereof.

           "Stated Principal Balance": With respect to any Mortgage Loan, at any date of determination, an amount equal to (a) the principal balance as of the Cut-off Date of such Mortgage Loan, minus (b) the sum of (i) the principal portion of each Monthly Payment or, if applicable, Extended Monthly Payment due on such Mortgage Loan after the Cut-off Date and prior to such date of determination, if received from the Borrower or advanced by the Servicer, Trustee, Fiscal Agent, (ii) all voluntary and involuntary principal prepayments and other unscheduled collections of principal received with respect to such Mortgage Loan, to the extent distributed to Certificateholders or applied to other payments required under this Agreement before such date of determination and (iii) any adjustment thereto as a result of a reduction of principal by a bankruptcy court or as a result of a modification reducing the principal amount due on such Mortgage Loan. The Stated Principal Balance of a Mortgage Loan with respect to which title to the related Mortgaged Property has been acquired by the Trust Fund is equal to the principal balance thereof outstanding on the date on which such title is acquired less any Net REO Proceeds allocated to principal on such Mortgage Loan. The Stated Principal Balance of a

Specially Serviced Mortgage Loan with respect to which the Special Servicer has made a Final Recovery Determination is zero.

           "Subordinate Class Advance Amount":  As defined in
Section 4.06(d).

           "Summary Report": A quarterly report or annual summary of quarterly reports setting forth the information with respect to the Borrowers and Mortgaged Properties, substantially in the form of Exhibit J hereto.

           "Tax Returns": The federal income tax return on IRS Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of the Upper-Tier REMIC or Lower-Tier REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the IRS or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

           "Terminated Party":  As defined in Section 7.01(c).

           "Terminating Party":  As defined in Section 7.01(c).

           "Termination Date": The Distribution Date on which the Trust Fund is terminated pursuant to Section 9.01.

           "Transfer": Any direct or indirect transfer or other form of assignment of any Ownership Interest in a Class R or Class LR Certificate.

           "Transferee Affidavit":  As defined in Section 5.02(l).

           "Transferor Letter":  As defined in Section 5.02(l).

           "Trust Fund": The corpus of the trust created hereby and to be administered hereunder, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto;
(ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after the Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to this Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans;
(viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and Reserve Accounts (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower).

           "Trust REMICs":  The Lower-Tier REMIC and the
Upper-Tier REMIC.

           "Trustee": LaSalle National Bank, a nationally chartered bank, in its capacity as trustee, or its successor in interest, or any successor trustee appointed as herein provided.

           "Trustee Fee": With respect to each Mortgage Loan and for any Distribution Date, an amount per Interest Accrual Period equal to the product of (i) one-twelfth of the Trustee Fee Rate multiplied by (ii) the Stated Principal Balance of such Mortgage Loan as of the first day of the Interest Accrual Period ending immediately prior to such Distribution Date; provided that such fee for the first Interest Accrual Period shall be appropriately prorated to reflect the fact that the first Interest Accrual Period is less than a full month.

           "Trustee Fee Rate":  A rate equal to 0.005% per annum.

           "Underwriter":  Nomura Securities International, Inc.

           "Unscheduled Payments": With respect to a Mortgage Loan and a Collection Period, all Net Liquidation Proceeds and Net Insurance Proceeds payable under such Mortgage Loan, the Repurchase Price of any Mortgage Loan that is repurchased or purchased pursuant to Sections 2.03(d), 2.03(e), 3.18 or 9.01, and any other payments under or with respect to such Mortgage Loan not scheduled to be made, including Principal Prepayments received by the Servicer, but excluding Prepayment Premiums, during such Collection Period.

           "Updated Appraisal": An appraisal of a Mortgaged Property or REO Property, as the case may be, conducted subsequent to any appraisal performed on or prior to the Cut-off Date and in accordance with MAI standards, the costs of which shall be paid as a Property Advance by the Servicer. Updated Appraisals shall be conducted by an MAI appraiser selected by the Servicer after consultation with the Special Servicer.

           "Upper-Tier Distribution Account": The trust account or accounts created and maintained as a separate trust account or accounts by the Trustee pursuant to Section 3.05(c), which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997-MD VII, Upper-Tier Distribution Account" and which must be an Eligible Account.

           "Upper-Tier REMIC": A segregated asset pool within the Trust Fund consisting of the Lower-Tier Regular Interests and amounts held from time to time in the Upper-Tier Distribution
Account.

           "Voting Rights": The portion of the voting rights of all of the Certificates that is allocated to any Certificate or Class of Certificates. At all times during the term of this Agreement, the percentage of the Voting Rights assigned to each Class shall be (a) 0%, in the case of the Class V-1, Class V-2, Class R and Class LR Certificates, (b) 0.85%, in the case of the Class PS-1 Certificates, and 0.25%, in the case of the Class CS-1 Certificates (the sum of such percentages for each such Class outstanding is the "Fixed Voting Rights Percentage"); provided that the Voting Rights of each of the Class PS-1 and Class CS-1 Certificates will be reduced to zero upon the reduction of the Notional Balance of such Class to zero; provided further that the Voting Rights of the Class PS-1 Certificates will be reduced to zero on the Distribution Date that the Class A-5 Certificates is the most senior Class outstanding, (c) in the case of any of the Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, a percentage equal to the product of (i) 100% minus the Fixed Voting Rights Percentage multiplied by (ii) a fraction, the numerator of which is equal to the aggregate Certificate Balance of any such Class and the denominator of which is equal to the aggregate Certificate Balances of all Classes of Certificates and (d) in the case of any of the Class B-1 and Class B-1H Certificates, a percentage equal to (i) 100% minus the Fixed Voting Rights Percentage multiplied by (ii) a fraction, the numerator of which is equal to the aggregate outstanding Certificate Balance of such Class and the denominator of which is equal to the aggregate outstanding Certificate Balances of all Classes of Certificates. The Voting Rights of any Class of Certificates shall be allocated among Holders of Certificates of such Class in proportion to their respective Percentage Interests. The aggregate Voting Rights of Holders of more than one Class of Certificates shall be equal to the sum of the products of each such Holder's Voting Rights and the percentage of Voting Rights allocated to the related Class of Certificates. Any Certificateholder may transfer its Voting Rights without transferring its ownership interest in the related Certificates provided that such Certificateholder provides notice of such transfer to the Trustee prior to the effectiveness of such transfer.

           "Weighted Average Net Mortgage Pass-Through Rate" With respect to any Interest Accrual Period, the amount (expressed as a percentage), the numerator of which is the sum of the products of (i) the Net Mortgage Pass-Through Rate of each Mortgage Loan and (ii) the Stated Principal Balance of such Mortgage Loan as of the first day of such Interest Accrual Period and the denominator of which is the sum of the Stated Principal Balances of all Mortgage Loans as of such date.

           "Weighted Average Pass-Through Rate": With respect to any Interest Accrual Period, the amount (expressed as a percentage), the numerator of which is the sum of (i) the sum of the products of (A) the Pass-Through Rate with respect to each Class of Certificates having a Pass-Through Rate (other than the Class
PS-1 and Class CS-1 Certificates) and (B) the Certificate Balance of such Class as of the first day of such Interest Accrual Period and (ii) the product of (A) the Pass-Through Rate on the Class
CS-1 Certificates and (B) the Notional Balance of such Class as of such date and the denominator of which is the sum of the Certificate Balances of each Class included in clause (i)(A) above as of such date (provided in each case, any reductions in Certificate Balance or Notional Balance, as applicable, as a result of distributions or allocations of Realized
Losses to such Class or the related Class, respectively, occurring in an Interest Accrual Period will be deemed to have been made on the first day of such Interest Accrual
Period).

           "Withheld Amounts":  As defined in Section 3.27.

          SECTION 1.02.   Certain Calculations

           Unless otherwise specified herein, the following provisions shall apply:

           (a) All calculations of interest with respect to the Mortgage Loans shall be made in accordance with the terms of the related Note and Mortgage or, if such documents do not specify the basis upon which interest accrues thereon, on the basis of the actual number of days in each month and a 360-day year.

           (b) The portion of any Insurance Proceeds and Net Liquidation Proceeds in respect of a Mortgage Loan allocable to principal shall equal the total amount of such proceeds minus (a) any portion thereof payable to the Servicer, the Special Servicer, the Trustee or the Fiscal Agent pursuant to the provisions of this Agreement and (b) a portion thereof equal to the interest component of the Monthly Payment or Extended Monthly Payment, as the case may be, at the related Net Mortgage Pass-Through Rate from the date as to which interest was last paid by the Borrower up to but not including the Due Date in the Collection Period in which such proceeds are received.

           (c) For purposes of distribution of Prepayment Premiums pursuant to Section 4.01(g)(iii) and (iv) on any Distribution Date, the Class of Certificates as to which any prepayment shall be deemed to be distributed shall be determined on the assumption that the portion of the Principal Distribution Amount paid to the Class A-1A and, if applicable, Class A-1B Certificates on such Distribution Date in respect of principal shall consist first of scheduled payments included in the definition of Principal Distribution Amount and second of prepayments included in such definition.

           (d) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Servicer or the Trustee; provided, however, that for purposes of calculating distributions on the Certificates, Principal Prepayments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with Section 3.01(b) to reduce the outstanding principal balance of such Mortgage Loan on which interest accrues.

           (e) Any amounts received in respect of a Mortgage Loan as to which a default has occurred shall be applied to Default
Interest and other amounts due on such Mortgage Loan prior to the application to late fees.

           SECTION 1.03.  Certain Constructions

           For purposes of this Agreement, references to the most or next most subordinate Class of Certificates outstanding at any time shall mean the most or next most subordinate Class of Certificates then outstanding as among the Class A-1A, Class A-1B, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1 and Class B-1H Certificates. For such purposes, the Class B-1 and Class B-1H Certificates together shall be considered to be one Class and the Class A-1A, Class A-1B, Class PS-1 (except in respect of any Reduction Interest Distribution Amounts and Reduction Interest Shortfalls) and Class CS-1 Certificates together shall be considered to be one Class. For purposes of this Agreement, each Class of Certificates other than the Class B-1H, Class V-1, Class V-2, Class LR and Class R Certificates shall be deemed to be outstanding only to the extent its respective Certificate Balance or Notional Balance has not been reduced to zero. For purposes of this Agreement, the Class V-1 and the Class V-2 Certificates shall be deemed to be outstanding so long as there are any Certificates outstanding, the Class B-1H Certificates shall be deemed to be outstanding so long as there are any Certificates outstanding that provide for payments of Prepayment Premiums in connection with voluntary or involuntary prepayments and the Class R and Class LR Certificates shall be deemed to be outstanding so long as the Trust Fund has not been terminated pursuant to Section 9.01.

                            ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS;
                 ORIGINAL ISSUANCE OF CERTIFICATES

           SECTION 2.01. Conveyance of Mortgage Loans; Assignment of Mortgage Loan Purchase and Sale Agreement.

           The Depositor, concurrently with the execution and delivery hereof, does hereby, sell, transfer, assign, set over and otherwise convey to the Trustee without recourse (except to the extent herein provided) all the right, title and interest of the Depositor in and to the Mortgage Loans, including all rights to payment in respect thereof, except as set forth below, and any security interest thereunder (whether in real or personal property and whether tangible or intangible) in favor of the Depositor, and all Reserve Accounts, Lock-Box Accounts, Cash Collateral Accounts and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. Such transfer and assignment includes all interest and principal due on or with respect to the Mortgage Loans other than interest and principal due on or prior to the Cut-off Date. In connection with such transfer and assignment, the Depositor shall make a cash deposit to the Collection Account in an amount equal to the Cash Deposit. The Depositor, concurrently with execution and delivery hereof, does also hereby transfer, assign, set over and otherwise convey to the Trustee without recourse (except to the extent provided herein) all the right, title and interest of the Depositor in, to and under the Mortgage Loan Purchase and Sale Agreement. The Depositor shall cause the Hudson Treasury Collateral Account, Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts to be transferred to and held in the name of the Servicer on behalf of the Trustee as successor to the Originator.

           In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, the Custodian (on behalf of the Trustee), with copies to the Servicer and Special Servicer, the following documents or instruments with respect to each Mortgage Loan so assigned (provided, however, the documents specified in item (ix) shall be delivered only to the Servicer):

         (i) the original of the Note, endorsed without recourse to the order of the Trustee in the following form: "Pay to the order of LaSalle National Bank, as Trustee, without recourse" which Note and all endorsements thereon shall, unless the Mortgage Loan was originated by the Originator, show a complete chain of endorsement from the Originator to the Trustee;

        (ii) the original recorded Mortgage or counterpart thereof showing the Originator as mortgagee or, if any such original Mortgage has not been returned from the applicable public recording office, a copy thereof certified to be a true and complete copy of the original thereof submitted for recording;

       (iii) an executed Assignment of Mortgage in suitable form for recordation in the jurisdiction in which the Mortgaged Property is located to "LaSalle National Bank, as Trustee for the Commercial Mortgage Pass-Through Certificates, Series 1997-MD VII, without recourse";

        (iv) if the related security agreement is separate from the Mortgage, the original executed version or counterpart thereof of such security agreement and the assignment thereof to the Trustee;

         (v) a copy of the UCC-1 financing statement, together with an original executed UCC-2 or UCC-3 financing statement, in a form suitable for filing, disclosing the assignment to the Trustee of the security interest in the personal property (if any) constituting security for repayment of the Mortgage Loan;

        (vi) the original of the Loan Agreement or counterpart thereof relating to such Mortgage Loan, if any;

       (vii) the original lender's title insurance policy (or the original pro forma title insurance policy), together with any endorsements thereto;

      (viii) if any related Assignment of Leases, Rents and Profits is separate from the Mortgage, the original executed version or counterpart thereof, together with an executed reassignment of such instrument to the Trustee (a "Reassignment of Assignment of Leases, Rents and Profits") in suitable form for recordation in the jurisdiction in which the Mortgaged Property is located (which reassignment, however, may be included in the Assignment of Mortgage and need not be a separate instrument);

        (ix) copies of the original Environmental Reports of the Mortgaged Properties made in connection with origination of the Mortgage Loan, if any;

         (x) copies of the original Management Agreements, if any, for the Mortgaged Properties;

        (xi) a copy of the related ground lease, as amended, for the Mortgaged Properties, if any;

       (xii) if the related assignment of contracts is separate from the Mortgage, the original executed version of such assignment of contracts and the assignment thereof to the Trustee;

      (xiii) if any related Lock-Box Agreement or Cash Collateral Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Originator's security interest in the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-2 or UCC-3 financing statements assigning such security interest to the Trustee on behalf of the Certificateholders);

       (xiv) any and all amendments, modifications and supplements to, and waivers related to, any of the foregoing; and

        (xv)      any other written agreements related to the Mortgage
                  Loan.

           On or promptly following the Closing Date, the Servicer shall, to the extent possession thereof has been delivered to it by the Trustee, at the expense of the Depositor, (1) record (a) each Assignment of Mortgage referred to in Section 2.01(iii) which has not yet been submitted for recording and (b) each Reassignment of Assignment of Leases, Rents and Profits referred to in Section 2.01(viii) (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and (2) file each UCC-2 or UCC-3 financing statement referred to in Section 2.01(v) or (xiii) which has not yet been submitted for filing. The Servicer shall upon delivery promptly submit (and in no event later than five Business Days following the receipt of the related documents in the case of clause 1(a) above and 60 days following the Closing Date in the case of clauses 1(b) and 2 above) for recording or filing, as the case may be, in the appropriate public recording office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Servicer, at the expense of the Depositor, shall use its best efforts to promptly prepare a substitute document for signature by the Depositor, and thereafter the Servicer shall cause each such document to be duly recorded. The Servicer shall, promptly upon receipt of the original recorded copy (and in no event later than five Business Days following such receipt) deliver such original to the Custodian. Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Depositor shall be deemed to have been satisfied upon delivery to the Custodian of a copy of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof. If a pro forma title insurance policy has been delivered to the Custodian in lieu of an original title insurance policy, the Depositor will promptly deliver to the Custodian the related original title insurance policy upon receipt thereof. The Depositor shall promptly cause the UCC-1's referred to in Section 2.01(v), if not already filed, to be filed in the applicable public recording office and upon filing will promptly deliver to the Custodian the related UCC-1, with evidence of filing thereon. The Depositor shall reimburse the Servicer for all out-of-pocket expenses incurred and filing fees paid by the Servicer in connection with its obligations under this paragraph. Copies of such recorded or filed documents shall be delivered to the Servicer by the Depositor or the Trustee, as applicable.

           All original documents relating to the Mortgage Loans which are not delivered to the Custodian are and shall be held by the Depositor, the Trustee or the Servicer, as the case may be, in trust for the benefit of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Custodian.

           SECTION 2.02.  Acceptance by Custodian and the Trustee.

           If the Depositor cannot deliver any original or certified recorded document described in Section 2.01 on the Closing Date, the Depositor shall use its best efforts, promptly upon receipt thereof and in any case not later than 45 days from the Closing Date, to deliver such original or certified recorded documents to the Custodian (unless the Depositor is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office in which case it shall notify the Custodian and the Trustee in writing of such delay and shall deliver such documents to the Custodian promptly upon the Depositor's receipt thereof). By its execution and delivery of this Agreement, the Trustee acknowledges the assignment to it of the Mortgage Loans in good faith without notice of adverse claims and declares that the Custodian holds and will hold such documents and all others delivered to it constituting the Mortgage File (to the extent the documents constituting the Mortgage File are actually delivered to the Custodian) for any Mortgage Loan assigned to the Trustee hereunder in trust, upon the conditions herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees to review each Mortgage File within 45 days after the later of (a) the Trustee's receipt of such Mortgage File or
(b) execution and delivery of this Agreement, to ascertain that all documents (other than documents referred to in clause (ix) of Section 2.01 which shall be delivered to the Servicer) referred to in Section 2.01 above (in the case of the documents referred to in Section 2.01(iv), (v), (vi), (vii) (in the case of any endorsement thereto) and (viii) and (x) through (xv), as identified to it in writing by the Depositor) and any original recorded documents referred to in the first sentence of this
Section included in the delivery of a Mortgage File have been received, have been executed, appear to be what they purport to be, purport to be recorded or filed (as applicable) and have not been torn, mutilated or otherwise defaced, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In so doing, the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If at the conclusion of such review any document or documents constituting a part of a Mortgage File have not been executed or received, have not been recorded or filed (if required), are unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, appear not to be what they purport to be or have been torn, mutilated or otherwise defaced, the Trustee shall promptly so notify the Depositor and the Originator by providing a written report, setting forth for each affected Mortgage Loan, with particularity, the nature of the defective or missing document. The Depositor shall, or shall cause the Originator to, deliver an executed, recorded or undamaged document, as applicable, within 90 days of receipt of such notice or, if the failure to deliver such document in such form has a material adverse effect on the security provided by the related Mortgaged Property, the Depositor shall, or shall cause the Originator to, repurchase the related Mortgage Loan in the manner and within the time period provided in Section 2.03.
None of the Servicer, the Special Servicer and the Trustee shall be responsible for any loss, cost, damage or expense to the Trust Fund resulting from any failure to receive any document constituting a portion of a Mortgage File noted on such a report or for any failure by the Depositor to use its best efforts to deliver any such document.

           In reviewing any Mortgage File pursuant to the preceding paragraph or Section 2.01, the Servicer shall have no responsibility to cause the Trustee to, and the Trustee will have no responsibility to, determine whether any document or opinion is legal, valid, binding or enforceable, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, whether a blanket assignment is permitted in any applicable jurisdiction, or whether any Person executing any document or rendering any opinion is authorized to do so or whether any signature thereon is genuine.

           The Trustee shall hold that portion of the Trust Fund delivered to the Trustee consisting of "instruments" (as such term is defined in Section 9-105(i) of the Uniform Commercial Code as in effect in Illinois on the date hereof) in Illinois and, except as otherwise specifically provided in this Agreement, shall not remove such instruments from Illinois, as applicable, unless it receives an Opinion of Counsel (obtained and delivered at the expense of the Person requesting the removal of such instruments from Illinois) that in the event the transfer of the Mortgage Loans to the Trustee is deemed not to be a sale, after such removal, the Trustee will possess a first priority perfected security interest in such instruments.

               SECTION 2.03.  Representations and Warranties of the
                              Depositor.

           (a)  The Depositor hereby represents and warrants that:

         (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

        (ii) The Depositor has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with this Agreement;

        (iii) This Agreement has been duly and validly authorized, executed and delivered by the Depositor and assuming the due authorization, execution and delivery of this Agreement by each other party hereto, this Agreement and all of the obligations of the Depositor hereunder are the legal, valid and binding obligations of the Depositor, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

        (iv)      The execution and delivery of this
                  Agreement and the performance of its
                  obligations hereunder by the
                  Depositor will not conflict with any
                  provision of its certificate of
                  incorporation or bylaws, or any law or
                  regulation to which the Depositor is
                  subject, or conflict with, result in a
                  breach of or constitute a default
                  under (or an event which with notice or
                  lapse of time or both would constitute
                  a default under) any of the terms,
                  conditions or provisions of any agree-
                  ment or instrument to which the
                  Depositor is a party or by which it
                  is bound, or any order or decree
                  applicable to the Depositor, or result
                  in the creation or imposition of any
                  lien on any of the Depositor's
                  assets or property, which would
                  materially and adversely affect the
                  ability of the Depositor to carry out
                  the transactions contemplated by
                  this Agreement.  The Depositor has
                  obtained any consent, approval, author-
                  ization or order of any court or
                  governmental agency or body required
                  for the execution, delivery and
                  performance by the Depositor of this
                  Agreement;

         (v)      The certificate of incorporation of the
                  Depositor provides that the Depositor is permitted to engage in only the following activities:

                (A)  to acquire, own, hold, sell,
                     transfer, assign, pledge, finance,
                     refinance and otherwise deal
                     with (I) loans secured by first or
                     second mortgages, deeds of trust
                     or similar liens on residential,
                     including single-family and multi-
                     family, commercial or mixed
                     commercial and residential proper-
                     ties, shares issued by private non-
                     profit housing corporations, or
                     manufactured housing contracts,
                     (II) any participation interest in,
                     security (in bond or pass-through
                     form) or funding agreement based
                     on, backed or collateralized by,
                     directly or indirectly, any of the
                     foregoing (the loans described in
                     clause (A)(I) and the participation
                     interests, securities and funding
                     agreements described in clause
                     (A)(II), collectively, "Mortgage
                     Loans"), (III) receivables and loan
                     obligations, whether secured or
                     unsecured, including, but not limited
                     to, retail automotive, truck or
                     manufactured housing installment
                     sale contracts or loans or
                     automotive, truck or manufactured housing leases, consumer or commercial loans or leases, credit card accounts, accounts receivable, corporate receivables, trade receivables, trade bills, boat and recreational vehicle loans, computer or other equipment loans or leases, mobile home loans and pads, construction equipment, dealer and floor plan financing notes, insurance policy loans, medical and health care receivables, municipal and other governmental leases, short-term notes secured by a lien on a small business or all or part of its assets, and loans to lesser-developed countries, (IV) any participation interest in, security (in bond or pass-through form) or funding agreement based on, backed or collateralized by, directly or indirectly, any of the foregoing (the receivables and loans described in clause (A)(III) and the participation interests, securities and funding agreements described in clause (A)(IV), collectively, "Receivables");

                (B)  to authorize and issue one or
                     more series (each, a "Pass-Through
                     Series") of pass-through securi-
                     ties ("Certificates") pursuant to
                     pooling and servicing agreements
                     (each, a "Pooling and Servicing
                     Agreement"), each of which Pass-
                     Through Series (I) represents an
                     ownership interest in Mortgage
                     Loans or Receivables, related
                     property and/or collections in
                     respect thereof and (II) may be
                     structured to contain one or more
                     classes of Certificates, each Class
                     having the characteristics specified
                     in the related Pooling and
                     Servicing Agreement, and to acquire,
                     own, hold, sell, transfer,
                     assign, pledge, finance or refinance
                     one or more Certificates or
                     classes of Certificates of any
                     Pass-Through Series;

                (C)  to establish one or more trusts
                     ("Trusts") to issue, acquire, own,
                     and hold one or more series
                     (each, a "Bond Series") of debt
                     obligations ("Bonds"), each
                     issued pursuant to an indenture
                     ("Indenture"), each of which bond
                     series (I) is collateralized by
                     Mortgage Loans, Receivables and
                     any supplemental collateral (the
                     "Supplemental Collateral";
                     Mortgage Loans, Receivables and
                     Supplemental Collateral, collect-
                     ively, the "Collateral") and/or
                     related property and/or collections
                     in respect thereof and (II) may
                     be structured to contain one or
                     more classes of Bonds, each class
                     having the characteristics specified
                     in the related Indenture, and to
                     acquire, own, hold, sell, transfer,
                     assign, pledge, finance or
                     refinance one or more Bonds or
                     classes of Bonds of any Bond
                     Series; provided, however, that
                     the Bonds of any Bond Series have
                     been rated in one of the two highest
                     rating categories by one or
                     more nationally recognized statist-
                     ical rating agencies and, provided
                     further, that the Bonds of any Bond
                     Series other than the initial Bond
                     Series issued by a Trust have been
                     rated in the same or a
                     higher rating category by the nationally recognized statistical rating agency or agencies that rated the initial Bond Series issued by such Trust;

                (D)  to issue, acquire, assume, own,
                     hold, sell, transfer, assign, pledge
                     and finance indebtedness that (I)
                     is subordinated to the Bonds; (II)
                     is nonrecourse to the Depositor
                     and the related Trust other than to
                     cash flow on the Collateral secur-
                     ing a Bond Series issued by the
                     related Trust in excess of amounts
                     necessary to pay holders of
                     Bonds ("Bondholders") of such
                     Bond Series; (III) does not
                     constitute a claim against the
                     Depositor to the extent that funds are
                     insufficient to pay such indebted-
                     ness; and (IV) does not result in a
                     lowering or withdrawal of the rating
                     or ratings then assigned to the
                     Bonds of any Bond Series issued
                     by the Trust issuing such
                     subordinated indebtedness, as
                     confirmed in writing by the nationally
                     recognized statistical rating agency
                     or agencies rating such Bond
                     Series;

(I) to establish one or more Trusts to engage in any one or more of the activities described in (A) and (D) above, each of which Trusts and any Trust formed to engage in one or more of the activities described in (C) above may deliver to the Depositor Certificates ("Trust Certificates") representing the ownership interest in the assets of such Trust, (II) to acquire, own, hold, sell, transfer, assign, pledge, finance, and otherwise deal with any or all of the Trust Certificates in any Trust that it establishes and (III) to act as settlor or depositor of such Trusts and to invest in or sell Trust Certificates; and

                (F) to engage in any other acts and activities and to exercise any powers permitted to corporations under the laws of the State of Delaware which are incidental to, or connected with, the foregoing, and necessary, suitable or convenient to accomplish any of the foregoing;

                Capitalized terms defined in this clause (v) shall apply only to such clause.

        (vi) There is no action, suit or proceeding pending against the Depositor in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of the Depositor to carry out its obligations under this Agreement; and

       (vii) The Trustee, if not the owner of the related Mortgage Loan, will have a valid and perfected security interest of first priority in each of the Mortgage Loans and any proceeds thereof.

           (b) The Depositor hereby represents and warrants with respect to each Mortgage Loan that:

         (i) Immediately prior to the transfer and assignment to the Trustee, the Note and the Mortgage were not subject to an assignment or pledge, and the Depositor had good title to, and was the sole owner of, the Mortgage Loan and had full right to transfer and sell the Mortgage Loan to the Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

        (ii)      The Depositor is transferring such Mortgage
                  Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan;

       (iii) The related Assignment of Mortgage constitutes the legal, valid and binding assignment of such Mortgage from the Depositor to the Trustee, and any related Reassignment of Assignment of Leases, Rents and Profits constitutes the legal, valid and binding assignment from the Depositor to the Trustee;

        (iv) No claims have been made by the Depositor under the lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

         (v) All of the representations and warranties of the Originator contained in the Mortgage Loan Purchase and Sale Agreement are true and correct as of the Cut-off Date;

        (vi)      (1) Such Mortgage Loan is directly
                  secured by a Mortgage on Real
                  Property, and (2) either (i) substan-
                  tially all of the proceeds of such
                  Mortgage Loan were used to acquire
                  or improve or protect an interest
                  in Real Property that, at the origi-
                  nation date, was the only security for
                  the Mortgage Loan (in the case of a
                  Mortgage Loan that has not been
                  modified in a manner that constituted
                  a deemed exchange under Section
                  1001 of the Code at a time when the
                  Mortgage Loan was not in default
                  or default with respect thereto was
                  not reasonably foreseeable) or (ii)
                  the fair market value of such Real
                  Property was at least equal to 80% of
                  the principal amount of the Mortgage
                  Loan (a) at origination (or, if the
                  Mortgage Loan has been modified in
                  a manner that constituted a
                  deemed exchange under Section 1001
                  of the Code at a time when the
                  Mortgage Loan was not in default or
                  default with respect thereto was
                  not reasonably foreseeable, the date
                  of the last such modification) or (b)
                  at the Closing Date; provided that for
                  purposes of this clause (ii) the fair
                  market value of the real property
                  interest must first be reduced by

                  (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage
                  Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) of this clause (ii) shall be made on an aggregate basis); and

       (vii) The information set forth with respect to such Mortgage Loan on the Mortgage Loan
                  Schedule is true and correct in all material respects as of the dates respecting which such information is given, or if no date is specified, as of the Cut-off Date.

           (c) It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee until the termination of this Agreement, and shall inure to the benefit of the Certificateholders and the Servicer.

           (d) Upon discovery by the Custodian, the Servicer, the Special Servicer or the Trustee of a breach of the representation and warranty set forth in Section 2.03(b)(vi) or that any Mortgage Loan otherwise fails to constitute a Qualified Mortgage, such Person shall give prompt notice thereof to the Depositor and the Depositor shall correct such condition or repurchase or cause the Originator to repurchase such Mortgage Loan at the Repurchase Price within 90 days of discovery of such failure; it being understood and agreed that none of such Persons has an obligation to conduct any investigation with respect to such matters. It is understood and agreed that the obligations of the Depositor set forth in this Section 2.03(d) to cure or repurchase a Mortgage Loan which fails to constitute a Qualified Mortgage shall be the sole remedies available to the Trustee against the Depositor respecting a breach of a representation or warranty set forth in
Section 2.03(b)(vi).

           (e) Upon discovery by the Custodian, the Servicer, the Special Servicer, or the Trustee of a breach of any representation or warranty of the Originator in the Mortgage Loan Purchase and Sale Agreement with respect to any Mortgage Loan, or that any document required to be included in the Mortgage File does not conform to the requirements of Section 2.01, such Person shall give prompt notice thereof to the Originator and the Originator shall, to the extent the Originator is obligated to cure or repurchase the related Mortgage Loan under the terms of the Mortgage Loan Purchase and Sale Agreement, either cure such breach or repurchase said Mortgage Loan at the Repurchase Price within 90 days of the receipt of notice of the breach as provided in the Mortgage Loan Purchase and Sale Agreement; it being understood and agreed that none of the Custodian, the Servicer, the Special Servicer, and the Trustee has an obligation to conduct any investigation with respect to such matters (except, in the case of the Mortgage Files, to the extent provided in
Section 2.01); provided, however, that in the event that such breach is capable of being cured but not within such 90 day period and the Originator has commenced and is diligently proceeding with the cure of such breach within such 90 day period (other than a breach that is also a breach of Section 2.03(b)(vi)), the Originator shall have an additional 90 days to complete such cure; provided, further, that with respect to such additional 90 day period theOriginator shall have delivered an officer's certificate to the Trustee and the Servicer setting forth the reason such breach is not capable of being cured within the initial 90 day period and what actions the Originator is pursuing in connection with the cure thereof and stating that the Originator anticipates that such breach will be cured within the additional 90 day period; and, provided, further, that in the event the Originator fails to cure such breach within such additional 90-day period, the repurchase price shall include any Advances (with interest thereon at the Advance Rate) made in respect of the related Mortgage Loan during such period.

           (f) Upon receipt by the Servicer from the Depositor or Originator of the Repurchase Price for the repurchased Mortgage Loan, the Servicer shall deposit such amount in the Collection Account, and the Trustee, pursuant to Section 3.11, shall, upon receipt of a certificate of a Servicing Officer certifying as to the receipt by the Servicer of the Repurchase Price and the deposit of the Repurchase Price into the Collection Account pursuant to this Section 2.03(f), release or cause to be released to the Depositor or the Originator the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be prepared by the Servicer to vest in the Depositor or the Originator any Mortgage Loan released pursuant hereto, and any rights of the Depositor in, to and under the Mortgage Loan Purchase and Sale Agreement as it related to such Mortgage Loan that were initially transferred to the Trust Fund under Section 2.01, and the Trustee and the Servicer shall have no further responsibility with regard to such Mortgage File.

           (g) In the event that the Originator incurs any expense in connection with curing a breach of a representation or warranty pursuant to Section 2.03(e) which also constitutes a default under the related Mortgage Loan, the Originator shall have a right, subrogated to that of the Trustee, as successor to the mortgagee, to recover the amount of such expenses from the related Borrower. The Servicer shall use reasonable efforts in recovering, or assisting the Originator in recovering, from the related Borrower the amount of any such expenses.

           (h) In the event that any litigation is commenced which alleges facts which, in the judgment of the Depositor, could constitute a breach of any of the Depositor's representations and warranties relating to the Mortgage Loans, the Depositor hereby reserves the right to conduct the defense of such litigation at its expense.

            SECTION 2.04.  Representations, Warranties and
                           Covenants of the Servicer and Special
                           Servicer.

           (a) The Servicer, as Servicer and if it is also the Special Servicer, as the Special Servicer, hereby represents, warrants and covenants that as of the Closing Date or as of such date specifically provided herein:

         (i) The Servicer is a corporation, duly organized, validly existing and in good standing under the laws of the State of California and has all licenses necessary to carry on its business as now being conducted or will be in compliance with the laws of each state or foreign jurisdiction in which any Mortgaged Property is located to the extent necessary to comply with its duties and responsibilities hereunder with respect to each Mortgage Loan in accordance with the terms of this Agreement;

        (ii)      The Servicer has the full corporate
                  power, authority and legal right to
                  execute and deliver this Agreement
                  and to perform in accordance
                  herewith; the execution and delivery
                  of this Agreement by the Servicer
                  and its performance and compliance
                  with the terms of this Agreement
                  will not violate the Servicer's charter
                  or by-laws or constitute a default
                  (or an event which, with notice or
                  lapse of time, or both, would
                  constitute a default) under, or result
                  in the breach of, any material
                  contract, agreement or other instrument
                  to which the Servicer is a party
                  or which may be applicable to the
                  Servicer or any of its assets;

       (iii)      This Agreement has been duly and
                  validly authorized, executed and
                  delivered by the Servicer and,
                  assuming due authorization, execution
                  and delivery by the other parties
                  hereto, constitutes a legal, valid and
                  binding obligation of the Servicer,
                  enforceable against it in accordance
                  with the terms of this Agreement,
                  except as such enforcement may be
                  limited by bankruptcy, insolvency,
                  reorganization, liquidation,
                  receivership, moratorium or other
                  laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and all requisite corporate action has been taken by the Servicer to make this Agreement and all agreements contemplated hereby valid and binding upon the Servicer in accordance with their terms;

        (iv)      The Servicer is not in violation of,
                  and the execution and delivery of this
                  Agreement by the Servicer and its
                  performance and compliance with the
                  terms of this Agreement will not
                  constitute a violation with respect to,
                  any statute, order or decree of any
                  court binding on the Servicer or any
                  order or regulation of any federal,
                  state, municipal or governmental
                  agency having jurisdiction, or result
                  in the creation or imposition of any
                  lien, charge or encumbrance which,
                  in any such event, would have
                  consequences that would materially
                  and adversely affect the condition
                  (financial or otherwise) or operation
                  of the Servicer or its properties or
                  impair the ability of the Trust Fund
                  to realize on the Mortgage Loans;

         (v) There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the

                  Servicer, or in any material impairment of the right, or would, if adversely determined, materially impair the ability of the Servicer, to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement; and

        (vi) No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body, is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such approval has been obtained prior to the Cut-off Date.

           (b) It is understood and agreed that the representations and warranties set forth in this Section shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian on behalf of the Trustee until the termination of this Agreement, and shall inure to the benefit of the Trustee, the Depositor and the Servicer or Special Servicer, as the case may be. Upon discovery by the Depositor, the Servicer, the Special Servicer or a Responsible Officer of the Trustee (or upon written notice thereof from any Certificateholder) of a breach of any of the representations and warranties set forth in this Section which materially and adversely affects the interests of the Certificateholders, the Servicer, the Special Servicer or the Trustee in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties hereto.

           SECTION 2.05.  Execution and Delivery of Certificates;
                          Issuance of Lower-Tier Regular Interests and Upper-Tier Regular Interests.

           The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to the Custodian (to the extent the documents constituting the Mortgage Files are actually delivered to the Custodian), subject to the provisions of Section 2.01 and Section 2.02 and, concurrently with such delivery, (i) acknowledges the issuance of and hereby declares that it holds the uncertificated Lower-Tier Regular Interests on behalf of the Upper-Tier REMIC and the beneficial owners of the Regular Certificates and the Class R Certificates and (ii) has caused to be executed and caused to be authenticated and delivered to or upon the order of the Depositor, or as directed by the terms of this Agreement, Class A-1A, Class A-1B, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1, Class B-1H, Class V-1, Class V-2, Class R and Class LR Certificates in authorized denominations, in each case registered in the names set forth in such order or so directed in this Agreement and duly authenticated by the Authenticating Agent, which Certificates and Lower-Tier Regular Interests evidence ownership of the entire Trust Fund.

            SECTION 2.06.  Miscellaneous REMIC and Grantor
                           Trust Provisions.

           (a) The Class A-1A-L, Class A-1B-L, Class A-2-L, Class A-3-L, Class A-4-L, Class A-5-L, Class A-6-L, Class B-1-L and Class B-1H-L Interests are hereby designated as "regular interests" in the Lower-Tier REMIC within the meaning of Section 860G(a)(1) of the Code, and the Class LR Certificates are hereby designated as the sole class of "residual interests" in the Lower-Tier REMIC within the meaning of Section 860G(a)(2) of the Code. The Class A-1-A, Class A-1B, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1 and Class B-1H Certificates are hereby designated as "regular interests" in the Upper-Tier REMIC within the meaning of Section 860G(a)(1) of the Code and the Class R Certificates are hereby designated as the sole class of "residual interests" in the Upper-Tier REMIC within the meaning of Section 860G(a)(2) of the Code. The Closing Date is hereby designated as the "Startup Day" of the Lower-Tier REMIC and the Upper-Tier REMIC within the meaning of Section 860G(a)(9) of the Code. The "latest possible maturity date" of the Lower-Tier Regular Interests and the Regular Certificates for purposes of Section 860G(a)(1) of the Code is the Scheduled Final Distribution Date. The initial Certificate Balance of each Class of the Lower-Tier Regular Interests is equal to the Certificate Balance of the Related Certificates. The rate of interest for each Class of Lower-Tier Regular Interests is a per annum rate equal to the Weighted Average Net Mortgage Pass-Through Rate.

           (b) The Class V-1 Certificates represent pro rata undivided beneficial interests in the Default Interest (subject to the liability of the Trust Fund to pay interest on Advances at the Advance Rate). The Class V-2 Certificates represent beneficial pro rata undivided interests in the Excess Interest. The Class V-1 and Class V-2 Certificates do not represent regular or residual interests in either the Upper-Tier REMIC or the Lower-Tier REMIC.

           (c) None of the Depositor, the Trustee, the Servicer, the Fiscal Agent or the Special Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services other than as specifically contemplated herein.

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





                            ARTICLE III

                   ADMINISTRATION AND SERVICING
                        OF THE MORTGAGE LOANS

            SECTION 3.01. Servicer to Act as Servicer; Administration of the Mortgage Loans.

           (a) The Servicer and the Special Servicer, each as an independent contractor servicer, shall service and administer the Mortgage Loans on behalf of the Trust Fund and the Trustee (as trustee for Certificateholders) in accordance with the Servicing Standard.

           The Servicer's or Special Servicer's liability for actions and omissions in its capacity as Servicer or Special Servicer, as the case may be, hereunder is limited as provided herein (including, without limitation, pursuant to Section 6.03 hereof). To the extent consistent with the foregoing and subject to any express limitations set forth in this Agreement, the Servicer and Special Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Notes; provided, however, that nothing herein contained shall be construed as an express or implied guarantee by the Servicer or Special Servicer of the collectability of the Mortgage Loans. Subject only to the Servicing Standard, the Servicer and Special Servicer shall have full power and authority, acting alone or through sub-servicers (subject to paragraph (c) of this Section
3.01 and to Section 3.02), to do or cause to be done any and all things in connection with such servicing and administration which it may deem consistent with the Servicing Standard and, in its reasonable judgment, in the best interests of the Certificateholders, including, without limitation, with respect to each Mortgage Loan, to prepare, execute and deliver, on behalf of the Certificateholders and the Trustee or any of them: (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on each Mortgaged Property and related collateral; (ii) subject to Sections 3.09, 3.10 and 3.31, any modifications, waivers, consents or amendments to or with respect to any documents contained in the related Mortgage File; and (iii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties. Notwithstanding the foregoing, neither the Servicer nor the Special Servicer shall modify, amend, waive or otherwise consent to any change of the terms of any Mortgage Loan except under the circumstances described in Sections 3.09, 3.10, 3.29 and 3.31 or the definition of Extended Monthly Payment hereof. The Servicer and Special Servicer shall service and administer the Mortgage Loans in accordance with applicable law and shall provide to the Borrowers any reports required to be provided to them thereby. Subject to Section 3.11, the Trustee shall, upon the receipt of a written request of a Servicing Officer, execute and deliver to the Servicer and Special Servicer any powers of attorney and other documents prepared by the Servicer and Special Servicer and necessary or appropriate (as certified in such written request) to enable the Servicer and Special Servicer to carry out their servicing and administrative duties hereunder.

           (b) Unless otherwise provided in the related Note, the Servicer shall apply any partial Principal Prepayment received on a Mortgage Loan on a date other than a Due Date to the

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





principal balance of such Mortgage Loan as of the Due Date immediately following the date of receipt of such partial Principal Prepayment. Unless otherwise provided in the related Note, the Servicer shall apply any amounts received on U.S. Treasury obligations (which shall not be redeemed by the Servicer prior to the maturity thereof) in respect of a Mortgage Loan being defeased pursuant to its terms to the principal balance of and interest on such Mortgage Loan as of the Due Date immediately following the receipt of such amounts.

           (c) Each of the Servicer and the Special Servicer may enter into sub-servicing agreements with third parties with respect to any of its respective obligations hereunder, provided that (i) any such agreement shall be consistent with the provisions of this Agreement and (ii) no sub-servicer retained by the Servicer or the Special Servicer, as applicable, shall grant any modification, waiver or amendment to any Mortgage Loan without the approval of the Servicer or the Special Servicer, as applicable, which approval shall be given or withheld in accordance with the procedures set forth in Sections 3.09, 3.10 (or the definition of Extended Monthly Payment), 3.29 or 3.31, and (iii) such agreement shall be consistent with the Servicing Standard. Any such sub-servicing agreement may permit the sub-servicer to delegate its duties to agents or subcontractors so long as the related agreements or arrangements with such agents or subcontractors are consistent with the provisions of this Section 3.01(c).

           Any sub-servicing agreement entered into by the Servicer or the Special Servicer, as applicable, shall provide that it may be assumed or terminated by the Trustee or the Servicer, respectively, if the Trustee or the Servicer, respectively, has assumed the duties of the Servicer or the Special Servicer, respectively, or any successor Servicer or Special Servicer, as applicable, without cost or obligation to the assuming or terminating party or the Trust Fund, upon the assumption by such party of the obligations of the Servicer or the Special Servicer, as applicable, pursuant to Section 7.02.

           Any sub-servicing agreement, and any other transactions or services relating to the Mortgage Loans involving a sub-servicer, shall be deemed to be between the Servicer or the Special Servicer, as applicable, and such sub-servicer alone, and the Trustee, the Trust Fund and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the sub-servicer, except as set forth in Section 3.01(d) and no provision herein may be construed so as to require the Trust Fund to indemnify any such sub-servicer.

           (d) If the Trustee or any successor Servicer assumes the obligations of the Servicer, or if the Servicer or any successor Special Servicer assumes the obligations of the Special Servicer, in each case in accordance with Section 7.02, the Trustee, the Servicer or such successor, as applicable, to the extent necessary to permit the Trustee, the Servicer or such successor, as applicable, to carry out the provisions of Section 7.02, shall, without act or deed on the part of the Trustee, the Servicer or such successor, as applicable, succeed to all of the rights and obligations of the Servicer or the Special Servicer, as applicable, under any sub-servicing agreement entered into by the Servicer or the Special Servicer, as applicable, pursuant to Section 3.01(c), subject to the right of termi-nation by the Trustee set forth in Section 3.01(c). In such


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





event, the Trustee, the Servicer or the successor Servicer or Special Servicer, as applicable, shall be deemed to have assumed all of the Servicer's or the Special Servicer's interest, as applicable, therein (but not any liabilities or obligations in respect of acts or omissions of the Servicer or the Special Servicer, as applicable, prior to such deemed assumption) and to have replaced the Servicer or the Special Servicer, as applicable, as a party to such sub-servicing agreement to the same extent as if such sub-servicing agreement had been assigned to the Trustee, the Servicer or such successor Servicer or successor Special Servicer, as applicable, except that the Servicer or Special Servicer, as applicable, shall not thereby be relieved of any liability or obligations under such sub-servicing agreement that accrued prior to the succession of the Trustee, the Servicer or the successor Servicer or successor Special Servicer, as applicable.

           In the event that the Trustee, the Servicer or any successor Servicer or Special Servicer, as applicable, assumes the servicing obligations of the Servicer or the Special Servicer, as applicable, upon request of the Trustee, the Servicer or such successor Servicer or Special Servicer, as applicable, the Servicer or Special Servicer shall at its own expense (except in the event that the Servicer or the Special Servicer is terminated pursuant to Section 6.04(c), in which event, at the expense of the Certificateholders effecting such termination) deliver to the Trustee, the Servicer or such successor Servicer or Special Servicer, as applicable, all documents and records relating to any sub-servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it, if any, and will otherwise use its best efforts to effect the orderly and efficient transfer of any sub-servicing agreement to the Trustee, the Servicer or the successor Servicer or Special Servicer, as applicable.

           SECTION 3.02.  Liability of the Servicer.

           Notwithstanding any sub-servicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or Special Servicer and any Person acting as sub-servicer (or its agents or subcontractors) or any reference to actions taken through any Person acting as sub-servicer or otherwise, the Servicer or Special Servicer, as applicable, shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such sub-servicing agreements or arrangements or by virtue of indemnification from the Depositor or any other Person acting as sub-servicer (or its agents or subcontractors) to the same extent and under the same terms and conditions as if the Servicer or Special Servicer, as applicable, alone were servicing and administering the Mortgage Loans. Each of the Servicer and the Special Servicer shall be entitled to enter into an agreement with any sub-servicer providing for indemnification of the Servicer or Special Servicer, as applicable, by such sub-servicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification, but no such agreement for indemnification shall be deemed to limit or modify this Agreement.

           SECTION 3.03.  Collection of Certain Mortgage Loan Payments.

           (a) The Servicer or the Special Servicer, as applicable, shall use reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans it is obligated to service hereunder, and shall follow the Servicing Standard with respect to such collection procedures.
The Servicer shall use its reasonable efforts to collect income statements and rent rolls from Borrowers as required by the Loan Documents and the terms hereof. Consistent with the foregoing, the Servicer or Special Servicer, as applicable, may in its discretion waive any late payment charge in connection with any delinquent Monthly Payment with respect to any Mortgage Loan. In addition, the Servicer shall be entitled to take such actions with respect to the collection of payments on the Mortgage Loans as are permitted or required under Section 3.29 hereof.

           (b) In the event that the Servicer receives, or receives notice from the related Borrower that it will be receiving, Excess Interest in any Collection Period, the Servicer or Special Servicer, as applicable, will promptly notify the Trustee.

            SECTION 3.04.  Collection of Taxes, Assessments and
                           Similar Items; Escrow Accounts.

           (a) With respect to each Mortgage Loan (other than any REO Mortgage Loan), the Servicer shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of taxes, assessments, ground rents and other similar items that are or may become a lien on the related Mortgaged Property and the status of insurance premiums payable with respect thereto. From time to time, the Servicer shall (i) obtain all bills for the payment of such items (including renewal premiums), and (ii) effect payment of all such bills with respect to such Mortgaged Properties prior to the applicable penalty or termination date, in each case employing for such purpose Escrow Payments as allowed under the terms of the related Mortgage Loan. If a Borrower fails to make any such payment on a timely basis or collections from the Borrower are insufficient to pay any such item before the applicable penalty or termination date, the Servicer shall advance the amount of any shortfall as a Property Advance unless the Servicer determines in its good faith business judgment that such Advance would be a Nonrecoverable Advance. The Servicer shall be entitled to reimbursement of Advances, with interest thereon at the Advance Rate, that it makes pursuant to the preceding sentence from amounts received on or in respect of the related Mortgage Loan respecting which such Advance was made or if such Advance has become a Nonrecoverable Advance, to the extent permitted by Section 3.06 of this Agreement. No costs incurred by the Servicer in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

           (b) The Servicer shall segregate and hold all funds collected and received pursuant to any Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more segregated custodial accounts (each, an "Escrow Account") into which all Escrow Payments shall be deposited within one Business Day after receipt. The Servicer shall also deposit into each appli-cable Escrow Account any amounts representing losses on Permitted Investments pursuant to Section 3.07(b) and any Insurance Proceeds or Liquidation Proceeds which are required to be applied to the restoration or repair of any Mortgaged Property pursuant to the related Mortgage Loan. Escrow Accounts shall be Eligible Accounts (except to the extent the related Mortgage Loan requires it to be held in an account that is not an Eligible Account) and shall be entitled, "Pacific Mutual Life Insurance Company, as Servicer, in trust for LaSalle National Bank, as Trustee in trust for Holders of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997-MD VII and
Various Borrowers". Withdrawals from an Escrow Account may be made by the Servicer only:

         (i)      to effect timely payments of items constituting
                  Escrow Payments for the related Mortgage and in accordance with the terms of the related
                  Mortgage Loan;

        (ii) to transfer funds to the Collection Account to reimburse the Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, for any Advance (with interest thereon at the Advance Rate) relating to Escrow Payments, but only from amounts received with respect to the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

       (iii) for application to the restoration or repair of the related Mortgaged Property in accordance with the related Mortgage Loan and the Servicing Standard;

        (iv) to clear and terminate such Escrow Account upon the termination of this Agreement;

         (v) to pay from time to time to the related Borrower any interest or investment income earned on funds deposited in the Escrow Account if such income is required to be paid to the related Borrower under law or by the terms of the Mortgage Loan, or otherwise to the Servicer; and

        (vi)      to remove any funds deposited in an Escrow
                  Account that were not required to be deposited therein.

            SECTION 3.05.  Collection Account; Upper-Tier
                           Distribution Account;
                           Lower-Tier Distribution Account;
                           Default Interest Distribution Account;
                           and Excess Interest Distribution
                           Account.

           (a) The Servicer shall establish and maintain the Collection Account in the Trustee's name, for the benefit of the Certificateholders and the Trustee as the Holder of the Lower-Tier Regular Interests. The Collection Account shall be established and maintained as an Eligible Account. The Servicer shall deposit or cause to be deposited in the Collection Account within one Business Day following receipt the following payments and collections received or made by it on or with respect to the Mortgage Loans:

         (i) all payments on account of principal on the Mortgage Loans, including the principal component of Unscheduled Payments;

        (ii) all payments on account of interest on the Mortgage Loans and the interest portion of all Unscheduled Payments and all Prepayment Premiums;

       (iii) any amounts required to be deposited pursuant to Section 3.07(b) in connection with net losses realized on Permitted Investments with respect to funds held in the Collection Account;

        (iv) all Net REO Proceeds withdrawn from an REO Account pursuant to Section 3.17(b) and all Net Insurance Proceeds and Net Liquidation Proceeds;

         (v) any amounts received from Borrowers which represent recoveries of Property Protection Expenses, to the extent not permitted to be retained by the Servicer as provided herein; and

        (vi) any other amounts required by the provisions of this Agreement to be deposited into the Collection Account by the Servicer or Special Servicer, including, without limitation, proceeds of any repurchase of a Mortgage Loan pursuant to Sections 2.03(d) or (e) hereof.

           The foregoing requirements for deposits in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges (subject to Section 3.12 hereof), Assumption Fees, loan modification fees, loan service transaction fees, extension fees, demand fees, beneficiary statement charges and similar fees need not be deposited in the Collection Account by the Servicer and, to the extent permitted by applicable law, the Servicer shall be entitled to retain any such charges and fees received with respect to the Mortgage Loans. In the event that the Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

           (b) The Trustee shall establish and maintain the Lower-Tier Distribution Account in the name of the Trustee, in trust for the benefit of the Certificateholders and the Trustee as the Holder of the Lower-Tier Regular Interests. The Lower-Tier Distribution
Account shall be established and maintained as an Eligible
Account.

           (c) The Trustee shall establish and maintain the Upper-Tier Distribution Account in the name of the Trustee, in trust for the benefit of the Certificateholders. The Upper-Tier
Distribution Account shall be established and maintained as an Eligible Account. With respect to each Distribution Date, the Trustee shall withdraw from the Lower-Tier Distribution Account and deposit in the Upper-Tier Distribution Account on or before such date the amount

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





of Available Funds (including P&I Advances) and
Prepayment Premiums to be distributed in respect of the Lower-Tier Regular Interests pursuant to Section 4.01 hereof on such date.

           (d)  [Intentionally left blank].

           (e) Prior to the Servicer Remittance Date relating to any Collection Period in which Default Interest is received, the Trustee shall establish and maintain the Default Interest Distribution Account in the name of the Trustee in trust for the benefit of the Holders of the Class V-1 Certificates. The Default Interest Distribution Account shall be established and maintained as an Eligible Account. On or before the Servicer Remittance Date related to each Distribution Date, the Servicer shall remit to the Trustee for deposit in the Default Interest Distribution Account an amount equal to (i) the amount of the aggregate Default Interest received during the preceding Collection Period, minus (ii) any portions thereof withdrawn from the Collection Account pursuant to clause (iii) of Section 3.06 or otherwise applied to pay the Advance Interest Amount in respect of Advances (such amount, if any, the "Net Default Interest" for such Distribution Date).

           (f) Prior to the Servicer Remittance Date relating to the Collection Period, if any, in which Excess Interest is received, the Trustee shall establish and maintain the Excess Interest Distribution Account in the name of the Trustee in trust for the benefit of the Holders of the Class V-2 Certificates. The Excess Interest Distribution Account shall be established and maintained as an Eligible Account. On or before the Servicer Remittance Date related to the applicable Distribution Date, the Servicer shall remit to the Trustee for deposit in the Excess Interest Distribution Account an amount equal to the Excess Interest received during the applicable Collection Period. Following the distribution of Excess Interest to Certificateholders on the first Distribution Date after which there are no longer any Mortgage Loans outstanding which pursuant to their terms could pay Excess Interest, the Trustee shall terminate the Excess Interest Distribution Account.

           (g) Funds in the Collection Account, the Upper-Tier Distribution Account, the Lower-Tier Distribution Account, the Default Interest Distribution Account and the Excess Interest Distribution Account may be invested in Permitted Investments in accordance with the provisions of Section 3.07. The Servicer shall give written notice to the Trustee of the location and account number of the Collection Account and shall notify the Trustee in writing prior to any subsequent change thereof.

           SECTION 3.06.  Permitted Withdrawals from the
                          Collection Account.

           The Servicer may make withdrawals from the Collection
Account only as described below (the order set forth below not constituting an order of priority for such withdrawals):

         (i)      to remit to the Trustee for deposit
                  in the Lower-Tier Distribution
                  Account, the Default Interest Distri-
                  bution Account, the Interest Reserve
                  Account and the Excess Interest Distri-
                  bution Account, the amounts
                  required to be deposited in the
                  Lower-Tier Distribution Account, the
                  Default Interest Distribution Account,
                  the Interest Reserve Account and
                  the Excess Interest Distribution
                  Account pursuant to Sections 4.06,
                  3.05(e), 3.27 and 3.05(f), respectively;

        (ii)      to pay or reimburse the Servicer, the
                  Special Servicer, the Trustee or the
                  Fiscal Agent for Advances (provided
                  that the Trustee and the Fiscal
                  Agent shall have priority with
                  respect to such payment or
                  reimbursement), the Servicer's
                  right to reimburse any such Person
                  pursuant to this clause (ii) being
                  limited to (x) any collections on or in
                  respect of the particular Mortgage
                  Loan or REO Property respecting
                  which such Advance was made, (y)
                  any Subordinate Class Advance
                  Amounts with respect to the related
                  Distribution Date as provided in
                  Section 4.06(d) or (z) any other
                  amounts in the Collection Account in
                  the event that such Advances have
                  been deemed to be Nonrecoverable
                  Advances or are not recovered from
                  such recoveries in respect of the
                  related Mortgage Loan or REO
                  Property after a Final Recovery
                  Determination;

       (iii)      (A) to pay to the Servicer, the
                  Trustee or the Fiscal Agent the Advance
                  Interest Amount relating to P&I
                  Advances (to the extent not reimbursed
                  from Default Interest), and (B)
                  to pay to the Servicer, the Special
                  Servicer, Trustee or Fiscal Agent
                  any Advance Interest Amounts not
                  relating to any P&I Advances (pro-
                  vided that in the case of both (A) and
                  (B), the Trustee and the Fiscal Agent
                  shall have priority with respect to
                  such payments);

         (iv) to pay on or before each Servicer Remittance Date to the Servicer and the Special Servicer, as applicable, as compensation, the aggregate unpaid Servicing Fee (less any Servicer Prepayment Interest Shortfalls) and Special Servicing Compensation (if any), respectively, in respect of the immediately preceding Interest Accrual Period, to be paid, in the case of the Servicing Fee, from interest received on the related Mortgage Loan, and to pay from time to time to the Servicer in accordance with Section 3.07(b) any interest or investment income earned on funds deposited in the Collection Account;

         (v)      to pay on or before each Distri-
                  bution Date to the Depositor, the
                  Originator or any other applicable
                  Person, as the case may be, with
                  respect to each Mortgage Loan or
                  REO Property that has previously
                  been purchased or repurchased by
                  it pursuant to Section 2.03(d),
                  Section 2.03(e), Section 3.18 or
                  Section 9.01, all amounts received
                  thereon during the related Collection
                  Period and subsequent to the date
                  as of which the amount required to
                  effect such purchase or repurchase
                  was determined;

        (vi)      to the extent not reimbursed or paid
                  pursuant to any other clause of this
                  Section 3.06, to reimburse or pay
                  the Servicer, the Trustee, the Special
                  Servicer, the Depositor or the Fiscal
                  Agent, as applicable, for unpaid
                  Servicing Fees, Special Servicing
                  Compensation and other unpaid items
                  incurred by such Person pursuant
                  to the second sentence of Section
                  3.07(c), Section 3.08(a) and (b),
                  Section 3.10, Section 3.12(e), Section
                  3.17(a) and (b), Section 3.18(b),
                  Section 3.22, Section 6.03, Section
                  7.04, Section 8.05(d) or Section
                  10.07, or any other provision of this
                  Agreement pursuant to which such
                  Person is entitled to reimbursement
                  or payment from the Trust Fund,
                  in each case only to the extent
                  reimbursable under such Section, it
                  being acknowledged that this clause
                  (vi) shall not be deemed to modify
                  the substance of any such Section,
                  including the provisions of such
                  Section that set forth the extent to
                  which one of the foregoing Persons
                  is or is not entitled to payment or
                  reimbursement;

       (vii) to transfer to the Trustee for deposit in one or more separate, non-interest bearing accounts any amount reasonably determined by the Trustee to be necessary to pay any applicable federal, state or local taxes imposed on the Upper-Tier REMIC or the Lower-Tier REMIC under the circumstances and to the extent described in
                  Section 4.05;

      (viii) to withdraw any amount deposited into the Collection Account that was not required to be deposited therein; and

        (ix) to clear and terminate the Collection Account pursuant to Section 9.01.

The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to subclauses (ii)-(vi) above.

           The Servicer shall pay to the Trustee, the Fiscal Agent or the Special Servicer from the Collection Account (to the extent permitted by clauses (i)-(vi) above) amounts permitted to be paid to the Trustee, the Fiscal Agent or the Special Servicer therefrom, promptly upon receipt of a certificate of a Responsible Officer of the Trustee or the Fiscal Agent or a certificate of a Servicing Officer, as applicable, describing the item and amount to which such Person is entitled. The Servicer may rely conclusively on any such certificate and shall have no duty to recalculate the amounts stated therein.

           The Trustee, the Fiscal Agent, the Special
Servicer and the Servicer shall in all cases have a right prior to the Certificateholders to any funds on deposit in the Collection Account from time to time for the reim-bursement or payment of the Servicing Fees (including investment income), or Trustee Fees, Special Servicing Compensation, Advances, Advance Interest Amounts and their respective expenses hereunder to the extent such fees and expenses are to be reimbursed or paid from amounts on deposit in the Collection Account pursuant to this Agreement (and to have such amounts paid directly to third party contractors for any invoices approved by the Trustee, the Servicer or the Special Servicer, as applicable).

            SECTION 3.07.  Investment of Funds in the Collection
                           Account, the REO Account, the Interest
                           Reserve Account, and the Borrower Accounts.

           (a) The Servicer (or with respect to any REO Account, the Special Servicer, or with respect to the Interest Reserve
Accounts, Nomura Securities International, Inc.) may direct any depository institution maintaining the Collection Account, the Interest Reserve Accounts and any Borrower Accounts (subject to the second succeeding sentence) and any REO Account (each, for purposes of this Section 3.07, an "Investment Account"), to invest the funds in such Investment Account in one or more
Permitted Investments that bear interest or are sold at a discount, and that mature, unless payable on demand, no later than the Business Day preceding the date on which such funds are required to be withdrawn from such Investment Account pursuant to this Agreement. Any direction by the Servicer, the Special
Servicer or by Nomura Securities International, Inc., to invest funds on deposit in an Investment Account shall be in writing and shall certify that the requested investment is a Permitted
Investment which matures at or prior to the time required hereby or is payable on demand. In the case of any Escrow Account, Lock-Box Account, Cash Collateral Account or Reserve Account (the
"Borrower Accounts"), the Servicer shall act upon the written request of the related Borrower or Manager to the extent the Servicer is required to do so under the terms of the respective
Mortgage Loan or related documents, provided that in the absence of appropriate written instructions from the related Borrower or Manager meeting the requirements of this Section 3.07, the Servicer shall have no obligation to, but will be entitled to, direct the investment of funds in such accounts in Permitted
Investments. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee.
The Trustee shall have sole control (except with respect to investment direction which shall be in the control of the Servicer (or Nomura Securities International, Inc., with respect to the Interest Reserve Account, or the Special Servicer, with respect to any REO Accounts), as an independent contractor to the Trust Fund) over each such investment and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent (which shall initially be the Servicer), together with any document of transfer, if any, necessary to transfer title to such investment to the Trustee or its nominee. The Trustee shall have no responsibility or liability with respect to the investment directions of the Servicer, the Special Servicer or Nomura
Securities International, Inc., any Borrower or Manager or any losses resulting therefrom, whether from Permitted Investments or otherwise. The Servicer shall have no responsibility or liability with respect to the investment directions of Nomura Securities International, Inc. or any losses resulting therefrom, whether from Permitted
Investments or otherwise. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Servicer (or the Special Servicer or Nomura Securities International, Inc., as applicable), shall:

                (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                (y) demand payment of all amounts due thereunder promptly upon determination by the Servicer (or the Special Servicer or Nomura Securities International, Inc., as applicable) that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the related Investment Account.

           (b) All income and gain realized from investment of funds deposited in any Investment Account shall be for the benefit of the Servicer (except with respect to the investment of funds deposited in (i) any Borrower Account, which shall be for the benefit of the related Borrower to the extent required under the Mortgage Loan or applicable law, (ii) any REO Account, which shall be for the benefit of the Special Servicer or (iii) the Interest Reserve Account, which shall be for the benefit of Nomura Securities International, Inc., and, if held in the Collection Account or REO Account shall be subject to withdrawal by the Servicer or the Special Servicer, as applicable, in accordance with Section 3.06 or Section 3.17(b), as applicable, and if held in the Interest Reserve Account, shall be subject to withdrawal by Nomura Securities International, Inc. pursuant to written instructions. The Servicer (or with respect to any REO Account, the Special Servicer or with respect to the Interest Reserve Account, Nomura Securities International, Inc.), shall deposit from its own funds into the Collection Account, any REO Account or the Interest Reserve Account, as applicable, the amount of any loss incurred in respect of any such Permitted Investment immediately upon realization of such loss; provided, however, that the Servicer, Special Servicer, or Nomura
Securities International, Inc. as applicable, may reduce the amount of such payment to the extent it forgoes any investment income in such Investment Account otherwise payable to it. The Servicer shall also deposit from its own funds in any Borrower Account the amount of any loss incurred in respect of Permitted Investments, except to the extent that amounts are invested for the benefit of the Borrower under the terms of the Mortgage Loan or applicable law.

           (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may, and upon the request of Holders of Certificates representing greater than 50% of the Percentage Interests of any Class shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. In the event the Trustee takes any such action, the Trust Fund shall pay or reimburse the Trustee for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in connection therewith. In the event that the Trustee does not take any such action, the Servicer may take such action at its own cost and expense.

           SECTION 3.08.  Maintenance of Insurance Policies and
                          Errors and Omissions and Fidelity Coverage.

           (a) The Servicer on behalf of the Trustee, as mortgagee, shall cause the related Borrower to maintain, to the extent required by each Mortgage Loan (other than REO Mortgage Loans), and if the Borrower does not so maintain, shall itself maintain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) to the extent the Trustee as mortgagee has an insurable interest and to the extent available at commercially reasonable rates, (i) fire and hazard insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of (A) one hundred percent (100%) of the then "full replacement cost" of the improvements and equipment, (excluding foundations, footings and excavation costs), without deduction for physical depreciation, and (B) the outstanding principal balance of the related Mortgage Loan or such greater amount as is necessary to prevent any reduction in such policy by reason of the application of co-insurance provisions and to prevent the Trustee thereunder from being deemed to be a co-insurer and provided such policy shall include a "replacement cost" rider, (ii) insurance providing coverage against 18 months (or such longer period or with such extended period endorsement as provided in the related Mortgage or other Loan Document) of rent interruptions and (iii) such other insurance as is required in the related Mortgage Loan. The
Special Servicer shall maintain fire and hazard insurance with extended coverage on each REO Property (subject to the provisions of this Agreement concerning Nonrecoverable Advances) in an amount which is at least equal to one hundred percent (100%) of the then "full replacement cost" of the improvements and equipment (excluding foundations, footings and excavation costs), without deduction for physical depreciation. If the Special Servicer does not maintain the insurance described in the preceding sentence or the required flood insurance described below, the Servicer shall, as soon as practicable after receipt of notice of such failure, maintain such insurance, and if the Servicer does not maintain such insurance, the insurance required in the first sentence of this Section 3.08(a) or the required flood insurance described below (if the related Borrower fails to maintain such insurance), the Trustee shall, as soon as practicable after receipt of notice of such failure, maintain such insurance and if the Trustee does not maintain such insurance, the Fiscal Agent shall do so, provided that, in each such case, such obligation will be subject to the provisions of this Agreement concerning Nonrecoverable Advances. The Special Servicer shall maintain, with respect to each REO Property (i) public liability insurance providing such coverage against such risks as the Special Servicer determines, consistent with the related Mortgage and the Servicing Standard, to be in the best interests of the Trust Fund, (ii) insurance providing coverage against 24 months of rent interruptions and (iii) such other insurance as was required pursuant to the terms of the related Mortgage Loan. All insurance for an REO Property shall be from a Qualified Insurer. Any amounts collected by the Servicer or the Special Servicer under any such policies
(other than amounts required to be applied to the restoration or repair of the related Mortgaged Property or amounts to be released to the Borrower in accordance with the terms of the related Mortgage) shall be deposited into the Collection Account pursuant to Section 3.05, subject to withdrawal

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





pursuant to Section 3.06. Any cost incurred by the Servicer or the Special Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no other additional insurance other than flood insurance or earthquake insurance subject to the conditions set forth below is to be required of any Borrower or to be maintained by the Servicer other than pursuant to the terms of the related Mortgage and pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property (other than an REO Property) is located in a federally designated special flood hazard area, the Servicer will use its best efforts to cause the related Borrower to maintain, to the extent required by each Mortgage Loan, and if the related Borrower does not so maintain, will itself obtain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance required by the terms of the related Mortgage Loan and as is available for the related property under the national flood insurance program (assuming that the area in which such property is located is participating in such program). If a Mortgaged Property is related to a Mortgage Loan pursuant to which earthquake insurance was in place at the time of origination, is required to be maintained by the Mortgage Loan and continues to be available at commercially reasonable rates, the Servicer shall use its best efforts to cause the related Borrower to maintain, to the extent required by such Mortgage Loan, and if the related Borrower does not so maintain will itself obtain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) earthquake insurance in respect thereof, in the amount required by the Mortgage Loan or, if not specified, in-place at origination. If an REO Property (i) is located in a federally designated special flood hazard area or (ii) is related to a Mortgage Loan pursuant to which earthquake insurance was in place at the time of origination and continues to be available at commercially reasonable rates, the Special Servicer will obtain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) flood insurance and/or earthquake insurance in respect thereof providing substantially the same coverage as described in the preceding sentences or, with respect to earthquake insurance, in the amount required by the Mortgage Loan or, if not specified, in-place at origination. If at any time during the term of this Agreement a recovery under a flood or fire and hazard insurance policy in respect of an REO Property is not available but would have been available if such insurance were maintained thereon in accordance with the standards applied to Mortgaged Properties described herein, the Special Servicer shall either (i) immediately deposit into the Collection Account from its own funds the amount that would have been recovered or (ii) apply to the restoration and repair of the property from its own funds the amount that would have been recovered, if such application would be consistent with the Servicing Standard; provided, however, that the Special Servicer shall not be responsible for any shortfall in insurance proceeds resulting from an insurer's refusal or inability to pay a claim. In the case of any insurance otherwise required to be maintained pursuant to this Section that is not being so maintained because the Servicer or the Special Servicer, as applicable, has determined that it is not available at commercially reasonable rates, the Servicer or the Special Servicer, as applicable, shall deliver an Officers'
Certificate to the Trustee and each Rating Agency which details the steps that were taken in seeking such insurance and the factors which led to the determination that such insurance was not so available. Costs to the Servicer or Special Servicer of maintaining insurance policies pursuant to this Section 3.08 shall be paid by the Servicer or Special Servicer as a Property Advance and shall be reimbursable to the Servicer or Special Servicer with interest at the Advance Rate, which reimbursement may be effected under Section 3.06(ii) or
(vii).

           The Servicer (or the Special Servicer, with respect to the Specially Serviced Mortgage Loans) agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under each related insurance policy maintained pursuant to this Section 3.08(a) in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or to permit recovery thereunder.

           All insurance policies required hereunder shall name the Trustee or the Servicer or the Special Servicer, on behalf of the Trustee as the mortgagee, as loss payee.

           (b) (I) If the Servicer or the Special Servicer, as applicable, obtains and maintains a blanket insurance policy insuring against fire and hazard losses on all of the Mortgaged Properties (other than REO Properties) as to which the related Borrower has not maintained insurance required by the related Mortgage Loan or on all of the REO Properties, as the case may be, it shall conclusively be deemed to have satisfied its respective obligations concerning the maintenance of insurance coverage set forth in Section 3.08(a). Any such blanket insurance policy shall be maintained with a Qualified Insurer. A blanket insurance policy may contain a deductible clause, in which case the Servicer or the Special Servicer, as applicable, shall, in the event that (i) there shall not have been maintained on the related Mortgaged Property a policy otherwise complying with the provisions of Section 3.08(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard. In connection with its activities as Servicer or the Special Servicer hereunder, as applicable, the Servicer or the Special Servicer, respectively, agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy which it maintains in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or permit recovery thereunder.

                (II) If the Servicer or the Special Servicer, as applicable, causes any Mortgaged Property or REO Property to be covered by a master force placed insurance policy and such policy shall be issued by a Qualified Insurer and provide no less coverage in scope and amount for such Mortgaged Property or REO Property than the insurance required to be maintained pursuant to
Section 3.08(a), then the Servicer or Special Servicer shall conclu-sively be deemed to have satisfied its respective obligations to main-tain insurance pursuant to Section 3.08(a). Such policy may contain a deductible clause, in which case the Servicer or the Special

Servicer, as applicable, shall, in the event that (i) there shall not have been maintained on the related Mortgaged Property or REO Property a policy otherwise complying with the provisions of Section 3.08(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under such policy because of such deductible to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard.

           (c) The Servicer and the Special Servicer shall each maintain a fidelity bond in the form and amount that would meet the servicing requirements of prudent institutional commercial mortgage lenders and loan servicers with the Trustee named as loss payee. The Servicer and the Special Servicer each shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Servicer and the Special Servicer, as applicable. In addition, the Servicer and the Special Servicer shall each keep in force during the term of this Agreement a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its obligations to service the Mortgage Loans hereunder in the form and amount that would meet the servicing requirements of prudent institutional commercial mortgage lenders and loan servicers, with the Trustee named as loss payee. The Servicer shall cause each and every sub-servicer for it to maintain, or cause to be maintained by any agent or contractor servicing any Mortgage Loan on behalf of such sub-servicer, a fidelity bond and an errors and omissions insurance policy which satisfy the requirements for the fidelity bond and the errors and omissions policy to be maintained by the Servicer pursuant to this Section 3.08(c). All fidelity bonds and policies of errors and omissions insurance obtained under this Section 3.08(c) shall be issued by a Qualified Insurer.

           SECTION 3.09. Enforcement of Due-On-Sale Clauses; Assumption Agreements; Defeasance Provisions.

           (a) If any Mortgage Loan contains a provision in the nature of a "due-on-sale" clause, which by its terms:

         (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property, or

        (ii) provides that such Mortgage Loan may not be assumed without the consent of the related mortgagee in connection with any such sale or other transfer,

then, for so long as such Mortgage Loan is included in the Trust Fund, the Servicer or Special Servicer, as applicable, on behalf of the Trust Fund shall not be required to enforce such due-on-sale clause and in connection therewith shall not be required to (x) accelerate payments thereon or (y) withhold its consent to such an assumption to the extent permitted under the terms of the related Mortgage Loan if (x) such provision is not exercisable under applicable law or such exercise is reasonably likely to result in meritorious legal action by the Borrower or
(y) the Servicer or Special Servicer, as applicable, determines, in accordance with the Servicing Standard, that granting such consent would be likely to result in a greater recovery, on a present value basis (discounting at the related Mortgage Rate), than would enforcement of such clause. If the Servicer or Special Servicer, as applicable, determines that granting of such consent would likely result in a greater recovery, the Servicer or Special Servicer, as applicable, is authorized to take or enter into an assumption agreement from or with the Person to whom the related Mortgaged Property has been or is about to be conveyed, and to release the original Borrower from liability upon the Mortgage Loan and substitute the new Borrower as obligor thereon, provided, that (a) the credit status of the prospective new Borrower is in compliance with the Servicer's or Special
Servicer's regular commercial mortgage origination or servicing standards and criteria (as evidenced in writing by the Servicer or Special Servicer) and the terms of the related Mortgage and
(b) the Servicer or Special Servicer has received written confirmation from each Rating Agency that such assumption or substitution would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates. In connection with each such assumption or substitution entered into by the Special Servicer, the Special Servicer shall give prior notice thereof to the Servicer. The Servicer or Special Servicer, as applicable, shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee (with a copy to the Servicer, if applicable,) the original copy of such agreement, which copies shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage
File to the same extent as all other documents and instruments constituting a part thereof.

           (b) Subject to Section 3.29(b), if any Mortgage Loan contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms:

         (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the creation of any lien or other encumbrance on the related Mortgaged Property, or

        (ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on the related Mortgaged Property,

then the Servicer or Special Servicer, as applicable, on behalf of the Trust Fund, shall not be required to enforce such due-on-encumbrance clause and in connection therewith will not be required to (i) accelerate the payments on the related Mortgage Loan or (ii) withhold its consent to such lien or encumbrance if in either case the Servicer or Special Servicer, as applicable,
(x) determines, in accordance with the Servicing Standard, that such consent would be in the best interests of the Trust Fund and
(y) receives prior written confirmation from each Rating Agency that granting such consent would not, in and of itself, cause a downgrade, qualification or withdrawal of any of the then current ratings assigned to the Certificates.

           (c) Nothing in this Section 3.09 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assumption of a Mortgage Loan, any sale or other transfer of the related Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged Property.

           (d) In connection with the taking of, or the failure to take, any action pursuant to this Section 3.09, neither the Servicer nor the Special Servicer shall agree to modify, waive or amend, and no assumption or substitution agreement entered into pursuant to Section 3.09(a) shall contain any terms that are different from, any term of any Mortgage Loan or the related Note, other than pursuant to Section 3.31.

           (e) With respect to any Mortgage Loan which permits release of Mortgaged Properties through defeasance:

         (i)      In the event such Mortgage Loan re-
                  quires that the Servicer on behalf of
                  the Trustee purchase the required
                  U.S. government obligations, the
                  Servicer shall, at the Borrower's
                  expense, purchase such obligations in
                  accordance with the terms of such
                  Mortgage Loan and hold the same on
                  behalf of the Trust Fund; provided,
                  that the Servicer shall not accept the
                  amounts paid by the related Bor-
                  rower to effect defeasance until
                  acceptable U.S. government obliga-
                  tions have been identified.

        (ii) In the event that such Mortgage Loan permits the assumption of the obligations of the related Borrower by a successor mortgagor, prior to permitting such assumption, the Servicer shall (at the Borrower's expense) obtain written confirmation from each Rating Agency that such assumption would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to the
                  Certificates.

       (iii)      The Servicer shall obtain an Opinion
                  of Counsel (which shall be an
                  expense of the related Borrower) to
                  the effect that the Trustee has a
                  first priority security interest
                  in the defeasance deposit and the U.S.
                  government obligations and the
                  assignment thereof is valid and
                  enforceable; such opinion, together
                  with any other certificates or
                  documents to be required in connection
                  with such defeasance shall be in
                  form and substance acceptable to each
                  Rating Agency.

        (vi) The Servicer shall obtain a certificate at the related Borrower's expense from an Independent certified public accountant certifying that the U.S. government obligations comply with the requirements of the related Loan Agreement or Mortgage.

         (v)      Prior to permitting release of
                  any Mortgaged Properties through
                  defeasance, the Servicer shall (at
                  the Borrower's expense) obtain
                  written confirmation from each Rating
                  Agency (after providing a copy
                  of the opinion received pursuant to
                  clause (vi) below, and such other
                  information with respect to the effect
                  of defeasance on the status of the
                  Trust REMICs as may be available)
                  that such defeasance would not, in
                  and of itself, result in a downgrade,
                  qualification or withdrawal of the
                  then current ratings assigned to the
                  Certificates.

        (vi)      Prior to permitting release of
                  any Mortgaged Property through
                  defeasance, the Servicer shall ob-
                  tain an Opinion of Counsel (which shall
                  be an expense of the related Borrower)
                  to the effect that such release
                  will not cause either the Upper-
                  Tier REMIC or Lower-Tier REMIC to
                  fail to qualify as a REMIC at any
                  time that any Certificates are
                  outstanding or cause a tax to be
                  imposed on the Trust Fund under the
                  REMIC Provisions.

            SECTION 3.10. Realization Upon Defaulted Mortgage Loans.

           (a) Contemporaneously with the occurrence of an Appraisal Reduction Event, the Servicer shall obtain an Updated Appraisal of the related Mortgaged Property or REO Property, as the case may be, the costs of which shall be a Property Advance; provided, however, that the Servicer shall not be required to obtain an Updated Appraisal of any Mortgaged Property with respect to which there exists an appraisal which is less than twelve months old.
The Servicer shall obtain annual letter updates to the Updated Appraisal or new Updated Appraisals, provided, that in the event that the Servicer becomes aware pursuant to the financial and property reports, if any, collected from the related Borrower that net operating income with respect to any Mortgaged Property (calculated as provided in the related Loan Documents) has dropped by more than 10% in any year or the debt service coverage ratio of any Mortgaged Property (calculated as provided in the related Loan Documents) has fallen below 1.2, the Servicer shall obtain a new Updated Appraisal.

           Following a default in the payment of any principal balance and accrued interest remaining unpaid on the maturity date of a Mortgage Loan, either the Servicer shall continue to make P&I Advances if permitted under Section 3.10(j) or the Special Servicer shall foreclose or elect to grant up to two consecutive one-year extensions of the Specially Serviced Mortgage Loan; provided that the Special Servicer may only extend such Mortgage Loan if (i) immediately prior to the default on the maturity date (or the first anniversary thereof in the case of the second extension), the related Borrower had made twelve consecutive Monthly Payments (or Extended Monthly Payments (as defined herein) in the case of the second extension) on or prior to their Due Dates, (ii) the Special Servicer determines that (A) extension of such Mortgage Loan is consistent with the Servicing Standard and (B) extension of such Mortgage Loan is likely to result in a recovery which on a net present value basis would be greater than the recovery that would result from a foreclosure,
(iii) such extension requires that all cash flow on all related Mortgage Properties in excess of amounts required to operate and maintain such Mortgaged Properties be applied to payments of principal and interest on such Mortgage Loan, (iv) the Special Servicer terminates the related Manager unless the Special Servicer determines that retaining such Manager is conducive to maintaining the value of such Mortgaged Properties and

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





(v) such extension requires the related Borrower to make
Extended Monthly Payments. The Special Servicer's determination to extend shall be made in the Special Servicer's good faith judgment, and may, but is not required to be, based on an Updated
Appraisal or a letter update thereof.

           The Special Servicer will not agree to any extension of a Mortgage Loan beyond the date which is two years prior to the Rated Final Distribution Date. If the related Borrower fails to make an Extended Monthly Payment during the initial extension period, no further extensions will be granted. In no event will the Special Servicer be permitted to modify or extend any Mortgage Loan at a rate lower than the Mortgage Rate.

           (b) In connection with any foreclosure, enforcement of the Loan Documents or other acquisition, the Special Servicer shall pay the costs and expenses in any such proceedings as an Advance unless the Special Servicer determines, in its good faith judgment, that such Advance would constitute a Nonrecoverable Advance. The Special Servicer shall be entitled to reimbursement of Advances (with interest at the Advance Rate) made pursuant to the preceding sentence to the extent permitted by Section 3.06(ii) and Section 3.06(iii).

           If the Special Servicer elects to proceed with a non-judicial foreclosure in accordance with the laws of the state where the Mortgaged Property is located, the Special Servicer shall not be required to pursue a deficiency judgment against the related Borrower or any other liable party if the laws of the state do not permit such a deficiency judgment after a non-judicial foreclosure or if the Special Servicer determines, in its best judgment, that the likely recovery if a deficiency judgment is obtained will not be sufficient to warrant the cost, time, expense and/or exposure of pursuing the deficiency judgment and such determination is evidenced by an Officers' Certificate delivered to the Trustee.

           In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee (which shall not include the Servicer) or a separate trustee or co-trustee on behalf of the Trustee as holder of the Lower-Tier Regular Interests and on behalf of the holders of the Certificates. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be a REO Mortgage Loan held in the Trust Fund until such time as the related REO Property shall be sold by the Trust Fund and shall be reduced only by collections net of expenses. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such Mortgage Loan shall be considered to be an outstanding Mortgage Loan:

         (i) it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Note shall have been discharged, such Note and, for purposes of determining the Stated Principal Balance thereof, the related amortization schedule in effect at the time of any such acquisition of title remain in effect; and




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





        (ii)      Net REO Proceeds received in any
                  month shall be applied to amounts
                  that would have been payable under
                  the related Note in accordance with
                  the terms of such Note.  In the
                  absence of such terms, Net REO
                  Proceeds shall be deemed to have
                  been received first in payment of the
                  accrued interest (not including Excess
                  Interest) that remained unpaid on
                  the date that the related REO Proper-
                  ty was acquired by the Trust Fund;
                  second in respect of the delinquent
                  principal installments that remained
                  unpaid on such date; and thereafter,
                  Net REO Proceeds received in any
                  month shall be applied to the payment
                  of installments of principal and
                  accrued interest on such Mortgage Loan
                  deemed to be due and payable
                  in accordance with the terms of such
                  Note and such amortization
                  schedule.  If such Net REO Proceeds
                  exceed the Monthly Payment then
                  payable, the excess shall be treated
                  as a Principal Prepayment received
                  in respect of such Mortgage Loan.

           (c) Notwithstanding any provision to the contrary, the Special Servicer shall not acquire for the benefit of the Trust
Fund any personal property pursuant to this Section 3.10 unless either:

         (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer for the benefit of the Trust Fund; or

        (ii) the Special Servicer shall have requested and received an Opinion of Counsel (which opinion shall be an expense of the Lower-Tier REMIC) to the effect that the holding of such personal property by the Lower-Tier REMIC will not cause the imposition of a tax on the Lower-Tier REMIC or Upper-Tier REMIC under the REMIC Provisions or cause the Lower-Tier REMIC or Upper-Tier REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

           (d) Notwithstanding any provision to the contrary in this Agreement, the Special Servicer shall not, on behalf of the Trust Fund, obtain title to any direct or indirect partnership interest or other equity interest in any Borrower pledged pursuant to any pledge agreement unless the Special Servicer shall have requested and received an Opinion of Counsel (which opinion shall be an expense of the Trust Fund) to the effect that the holding of such partnership interest or other equity interest by the Trust Fund will not cause the imposition of a tax on the Lower-Tier REMIC or Upper-Tier REMIC under the REMIC Provisions or cause the Lower-Tier REMIC or Upper-Tier REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

           (e) Notwithstanding any provision to the contrary contained in this Agreement, the Special Servicer shall not, on behalf of the Trust Fund, obtain title to a Mortgaged Property as a result of or in lieu of foreclosure or otherwise, obtain title to any direct or indirect partnership interest in any Borrower2pledged pursuant to a pledge agreement and

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





thereby be the beneficial owner of a Mortgaged Property, and shall not otherwise acquire possession of, or take any other action with respect to, any Mortgaged Property if, as a result of any such action, the Trustee, for the Trust Fund or the Certificateholders, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Special Servicer has previously determined in accordance with the Servicing Standard, based on an updated environmental assessment report prepared by an Independent Person who regularly conducts environmental audits, that:

                (A) such Mortgaged Property is in compliance with applicable environmental laws or, if not, after consultation with an environmental consultant, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property in compliance therewith, and

                (B) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any currently effective federal, state or local law or regulation, or that, if any such Hazardous Materials are present for which such action could be required, after consultation with an environmental consultant, it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

           In the event that the environmental assessment first obtained by the Special Servicer with respect to a Mortgaged Property indicates that such Mortgaged Property may not be in compliance with applicable environmental laws or that Hazardous Materials may be present but does not definitively establish such fact, the Special Servicer shall cause such further environmental tests to be conducted by an Independent Person who regularly conducts such tests as the Special Servicer shall deem prudent to protect the interests of Certificateholders. Any such tests shall be deemed part of the environmental assessment obtained by the Special Servicer for purposes of this Section 3.10.

           (f) The environmental assessment contemplated by
Section 3.10(e) shall be prepared within three months of the determination that such assessment is required by any Independent Person who regularly conducts environmental audits for purchasers of commercial property where the Mortgaged Property is located, as determined by the Special Servicer in a manner consistent with the Servicing Standard. The Servicer shall advance the cost of preparation of such environmental assessments unless the Servicer determines, in its good faith judgment, that such Advance would be a Nonrecoverable Advance. The Servicer shall be entitled to reimbursement of Advances (with interest at the Advance Rate) made pursuant to the preceding sentence in the manner set forth in Section 3.06.

           (g) If the Special Servicer determines pursuant to Section 3.10(e)(A) that a Mortgaged Property is not in compliance with applicable environmental laws but that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring such

Mortgaged Property in compliance therewith, or if the Special Servicer determines pursuant to Section 3.10(e)(B) that the circumstances referred to therein relating to Hazardous Materials are present but that it is in the best economic interest of the Trust Fund to take such action with respect to the containment, clean-up or remediation of Hazardous Materials affecting such Mortgaged Property as is required by law or regulation, the Special Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund, but only if the Trustee has mailed notice to the Holders of the Regular Certificates of such proposed action, which notice shall be prepared by the Special Servicer and delivered to the Trustee, and only if the Trustee does not receive, within 30 days of such notification, instructions from the Holders of greater than 50% of the aggregate Voting Rights of such Classes directing the Special Servicer not to take such action. None of the Trustee, the Servicer or the Special Servicer shall be obligated to take any action or not take any action pursuant to this Section 3.10(g) at the direction of the Certificateholders unless the Certificateholders agree to indemnify the Trustee, the Servicer and the Special Servicer with respect to such action or inaction. The Special Servicer shall advance the cost of any such compliance, containment, clean-up or remediation unless the Special Servicer determines, in its good faith judgment, that such Advance would constitute a Nonrecoverable Advance.

           (h) The Special Servicer shall report to the IRS and to the related Borrower, in the manner required by applicable law, the information required to be reported regarding any Mortgaged Property which is abandoned or foreclosed. The Special Servicer shall deliver a copy of any such report to the Trustee.

           (i) The costs of any appraisal obtained pursuant to this
Section 3.10 shall be paid by the Servicer as an Advance and shall be reimbursable from the Collection Account pursuant to
Section 3.06.

           (j) Following a default in the payment of principal or interest on a Mortgage Loan, the Special Servicer, after consultation and agreement by the Servicer, may elect not to foreclose or institute similar proceedings or to modify the loan pursuant to Section 3.31 and instead the Servicer shall continue to make P&I Advances with respect to such delinquencies so long as the Special Servicer, in its reasonable judgment in accordance with the Servicing Standard, after consultation and agreement by the Servicer, concludes (a) that the election not to foreclose or to modify would likely result in a greater recovery, on a present value basis, than would foreclosure or modification and (b) such P&I Advances will not be Nonrecoverable Advances.

           SECTION 3.11.  Trustee to Cooperate; Release of Mortgage
                          Files.

           Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes, the Servicer shall immediately notify the Trustee or the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.05 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Trust Fund.

           From time to time upon request of the Servicer or Special Servicer and delivery to the Trustee and the Custodian of a Request for Release, the Trustee shall promptly cause the Custodian to release the Mortgage File (or any portion thereof) designated in such Request for Release to the Servicer or Special Servicer, as applicable. Upon return of the foregoing to the Custodian, or in the event of a liquidation or conversion of the Mortgage Loan into an REO Property, receipt by the Trustee of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account or Lower-Tier Distribution Account have been so deposited, or that such Mortgage Loan has become an REO Property, the Custodian shall deliver a copy of the Request for Release to the Servicer or Special Servicer, as applicable.

           Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Special Servicer any court pleadings, requests for trustee's sale or other documents prepared by the Special Servicer, its agents or attorneys, necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Borrower on the Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required, and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

            SECTION 3.12. Servicing Fees, Trustee Fees and Special Servicing Compensation.

           (a) As compensation for its activities hereunder, the Servicer shall be entitled, with respect to each Mortgage Loan and each Interest Accrual Period, to the Servicing Fee, which shall be payable from amounts on deposit in the Collection
Account as set forth in Section 3.06(iv). The Servicer's rights to the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement. In addition, the Servicer shall be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related Mortgage Loans, any late payment charges, Assumption Fees, loan modification fees, extension fees, loan service transaction fees, demand fees, beneficiary statement charges, or similar items (but not including any Net Default
Interest or Prepayment Premiums), in each case to the extent received and not required to be deposited or retained in the Collection Account pursuant to Section 3.05; provided, however, that the Servicer shall not be entitled to apply or retain any amounts as additional compensation, including any late payment charges, with respect to any Mortgage Loan with respect to which a default or event of default thereunder has occurred and is continuing unless and until such default or event of default has been cured and all delinquent amounts (including any Default
Interest) due with respect to such Mortgage Loan have been paid.
The Servicer shall also be entitled pursuant to, and to the extent provided in, Sections 3.06(iv) and 3.07(b) to withdraw from the Collection Account and to receive from any Borrower
Accounts (to the extent not payable to the related Borrower under the Mortgage Loan or applicable law), the Lower-Tier Distribution Account, Upper-Tier Distribution Account, Default Interest Distribution Account, and Excess Interest Distribution Account any interest or other income earned on deposits therein. Notwithstanding the foregoing, the aggregate Servicing Fee due to the Servicer with respect to any Distribution Date shall be reduced by the aggregate amount of any Servicer Prepayment
Interest Shortfalls for the related Collection Period.

           As compensation for its activities hereunder, on each Distribution Date the Trustee shall be entitled with respect to each Mortgage Loan to the Trustee Fee, which shall be payable by the Servicer out of the aggregate Servicing Fee. The Trustee shall pay the routine fees and expenses of the Certificate Registrar, the Paying Agent, the Custodian and the Authenticating Agent. The Trustee's rights to the Trustee Fee may not be transferred in whole or in part except in connection with the transfer of all of the Trustee's responsibilities and obligations under this Agreement.

           Except as otherwise provided herein, the Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder, including all fees of any sub-servicers retained by it. Except as otherwise provided herein, the Trustee shall pay all expenses incurred by it in connection with its activities hereunder.

           (b) As compensation for its activities hereunder, the Special Servicer shall be entitled with respect to each Specially Serviced Mortgage Loan to the Special Servicing Fee, which shall be payable from amounts on deposit in the Collection Account as set forth in Section 3.06(iv). The Special Servicer's rights to the Special Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement. In addition, the Special Servicer shall be entitled to receive, as additional servicing compensation, (i) to the extent permitted by applicable law and the related Specially Serviced Mortgaged Loans, any Assumption Fees and loan modification fees and (ii) any interest or other income earned on deposits in the REO Accounts.

           Except as otherwise provided herein, the Special
Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder.

           (c) In addition to the Special Servicing Fees provided for in this Agreement, and not in lieu thereof, the Special
Servicer shall be entitled to the following fees and compensation:

         (i)      the Special Servicing Rehabilitation Fee; and

        (ii)      the REO Disposition Fee payable out
                  of the Liquidation Proceeds prior
                  to the deposit of the Net Liquida-
                  tion Proceeds in the Collection

                  Account.  However, no REO Disposi-
                  tion Fee will be payable in
                  connection with, or out of, Liquida-
                  tion Proceeds resulting from the
                  purchase of any Specially Serviced
                  Mortgage Loan or REO Property (i)
                  by the Originator pursuant to the
                  Mortgage Loan Purchase and Sale
                  Agreement, or (ii) by the Servi-
                  cer, the Depositor or the
                  Certificateholders pursuant to
                  Section 2.03 or Section 9.01.

Each of the Servicer and the Special Servicer shall be entitled to receive interest at the Advance Rate in respect of any Servicing Fees or Special Servicing Compensation that remain unpaid on the Distribution Date immediately following the related
Interest Accrual Period.

           (d) Notwithstanding the foregoing, in the event that the Special Servicer is, or is an Affiliate of, or has an economic arrangement for the purpose of retaining the full Special Servicing Fee with, the Holder or Holders of Certificates representing greater than 50% of the Voting Rights of the most subordinate Class of Certificates then outstanding, the Special Servicer shall provide written notice thereof to the Servicer.

           (e) The Servicer, Special Servicer and Trustee shall be entitled to reimbursement from the Trust Fund for the costs and expenses incurred by them in the performance of their duties under this Agreement which are "unanticipated expenses incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(iii). Such expenses shall include, by way of example and not by way of limitation, environmental assessments, Updated Appraisals and appraisals in connection with foreclosure, the fees and expenses of any administrative or judicial proceeding and expenses expressly identified as reimbursable in Section 3.06(vi).

           (f) No provision of this Agreement or of the Certificates shall require the Servicer, the Special Servicer, the Trustee or the Fiscal Agent to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder or thereunder, or in the exercise of any of their rights or powers, if, in the good faith business judgment of the Servicer, Special Servicer, Trustee or Fiscal Agent, as the case may be, repayment of such funds would not be ultimately recoverable from late payments, Net Insurance Proceeds, Net Liquidation Proceeds and other collections on or in respect of the Mortgage Loans, or from adequate indemnity from other assets comprising the Trust Fund against such risk or liability.

           If the Servicer, the Special Servicer or the Trustee receives a request or inquiry from a Borrower, any Certificateholder or any other Person the response to which would, in the Servicer's or the Trustee's good faith business judgment require the assistance of Independent legal counsel or other consultant to the Servicer, the Special Servicer or the Trustee, the cost of which would not be an expense of the Trust Fund hereunder, then the Servicer, the Special Servicer or the Trustee, as the case may be, shall not be required to take any action in response to such request or inquiry unless the Borrower or such Certificateholder or such other Person, as applicable, makes arrangements for the payment of the Servicer's, the Special Servicer's or Trustee's expenses associated with such counsel (including, without limitation, posting an advance payment for such expenses) satisfactory to the Servicer, the Special Servicer or the Trustee, as the case may be, in its sole discretion. Unless such arrangements have been made, the Servicer, the Special Servicer or the Trustee, as the case may be, shall have no liability to any Person for the failure to respond to such request or inquiry.

           SECTION 3.13.   Reports to the Trustee; Collection
                           Account Statements.

           (a) The Servicer shall deliver to the Trustee, the Special Servicer and the Fiscal Agent, no later than 2:00 p.m. Central time on the Due Date prior to each Distribution Date a preliminary report containing the information provided on the Servicer Remittance Report and by no later than 2:00 p.m. Central time on the Servicer Remittance Date prior to each Distribution Date, the Servicer Remittance Report with respect to the related Distribution Date (which shall include, without limitation, the amount of Available Funds for such related Collection Period) including a written statement of anticipated P&I Advances for the related Distribution Date. The Servicer's responsibilities under this Section 3.13(a) with respect to REO Mortgage Loans shall be subject to the satisfaction of the Special Servicer's obligations under Section 3.26.

           (b) For so long as the Servicer makes deposits into and withdrawals from the Collection Account, not later than fifteen days after each Distribution Date, the Servicer shall forward to the Trustee a statement prepared by the Servicer setting forth the status of the Collection Account as of the close of business on the last Business Day of the related Collection Period and showing the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in Section 3.05 and each category of withdrawal specified in
Section 3.06 for the related Collection Period. The Trustee and its agents and attorneys may at any time during normal business hours, upon reasonable notice, inspect and copy the books, records and accounts of the Servicer solely relating to the Mortgage Loans and the performance of its duties hereunder.

           (c) The Trustee shall be entitled to rely conclusively on and shall not be responsible for the content or accuracy of any information provided to it by the Servicer or the Special
Servicer pursuant to this Agreement.

           SECTION 3.14.  Annual Statement as to Compliance.

           The Servicer and the Special Servicer (the "reporting person") each shall deliver to the Trustee, the Depositor and to the Rating Agencies on or before March 15 of each year, beginning with March 15, 1998, an Officers' Certificate stating, as to each signatory thereof, (i) that a review of the activities of the reporting person during the preceding calendar year (or such shorter period from the Closing Date to the end of the related calendar year) and of its performance under this Agreement has been made under such officer's supervision, (ii) that, to the best of such officer's knowledge, based on such review, the reporting person has fulfilled all of its obligations under this Agreement throughout such year (or such shorter period), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer, the nature and status thereof and what action it proposes to take with respect thereto, (iii) that, to the best of such officer's knowledge, each sub-servicer has fulfilled its obligations under its sub-servicing agreement in all material respects, or, if there has been a material default in the fulfillment of such obligations, specifying each such default known to such officer and the nature and status thereof, and (iv) whether it has received any notice regarding qualification, or challenging the status, of the Upper-Tier REMIC or Lower-Tier REMIC as a REMIC from the IRS or any other governmental agency or body.

           SECTION 3.15.  Annual Independent Public Accountants'
                          Servicing Report.

           On or before March 15 of each year, beginning with March 15, 1998, the Servicer (the "reporting person") at its own ex-pense shall cause a firm of nationally recognized Independent public accountants (who may also render other services to the reporting person) which is a member of the American Institute of Certified Public Accountants to furnish a statement (an "Accountant's Statement") to the Trustee, the Depositor and to the Rating Agencies, to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans similar to the Mortgage Loans under agreements similar to this Agreement and that, on the basis of such examination conducted substantially in compliance with generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such servicing has been conducted in compliance with such similar agreements except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC require it to report, in which case such exceptions and errors shall be so reported. The reporting person shall obtain from the related accountants, or shall prepare, an electronic version of each Accountant's Statement and provide such electronic version to the Trustee for filing in accordance with the procedures set forth in Section 3.22 hereof. With respect to any electronic version of an Accountant's Statement prepared by the reporting person, the reporting person shall receive written confirmation from the related accountants that such electronic version is a conformed copy of the original Accountant's
Statement.

           SECTION 3.16.   Access to Certain Documentation.

           The Servicer and Special Servicer shall provide to any Certificateholders that are federally insured financial institutions, the Federal Reserve Board, the FDIC and the OTS and the supervisory agents and examiners of such boards and such corporations, and any other governmental or regulatory body to the jurisdiction of which any Certificateholder is subject, access to the documentation regarding the Mortgage Loans required by applicable regulations of the Federal Reserve Board, FDIC, OTS or any such governmental or regulatory body, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer or Special Servicer. Nothing in this Section 3.16 shall detract from the obligation of the Servicer and Special Servicer to observe any applicable law prohibiting disclosure of information with respect to the Borrowers, and the failure of the

Servicer and Special Servicer to provide access as provided in this Section 3.16 as a result of such obligation shall not constitute a breach of this Section 3.16.

           SECTION 3.17.  Title and Management of REO
                          Properties and REO Account Properties.

           (a) In the event that title to any Mortgaged Property is acquired for the benefit of Certificateholders in foreclosure, by deed in lieu of foreclosure or upon abandonment or reclamation from bankruptcy, the deed or certificate of sale shall be taken in the name of the Trustee, or its nominee (which shall not include the Servicer), or a separate trustee or co-trustee, on behalf of the Trust Fund. The Special Servicer, on behalf of the Trust Fund, shall dispose of any REO Property within two years after the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless (i) the Special Servicer on behalf of the Lower-Tier REMIC has applied for an extension of such two-year period pursuant to Sections 856(e)(3) and 860G(a)(8)(A) of the Code, in which case the Special Servicer shall sell such REO Property within the applicable extension period or (ii) the Special Servicer seeks and subsequently receives an Opinion of Counsel (which opinion shall be an expense of the Trust Fund), addressed to the Special Servicer and Trustee, to the effect that the holding by the Trust Fund of such REO Property for an additional specified period will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) at any time that any Certificate is outstanding, in which event such two-year period shall be extended by such additional specified period subject to any conditions set forth in such Opinion of Counsel. The Special Servicer, on behalf of the Trust Fund, shall dispose of any REO Property held by the Trust Fund prior to the last day of such period (taking into account extensions) by which such REO Property is required to be disposed of pursuant to the provisions of the immediately preceding sentence in a manner provided under
Section 3.18 hereof. The Special Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a)).

           (b) The Special Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Special Servicer manages and operates similar property owned or managed by the Special Servicer or any of its Affiliates, all on such terms and for such period as the Special Servicer deems to be in the best interests of Certificateholders, and, in connection therewith, the Special Servicer shall agree to the payment of management fees that are consistent with general market standards. Consistent with the foregoing, the Special
Servicer shall cause or permit to be earned with respect to such REO Property any "net income from foreclosure property," within the meaning of Section 860G(c) of the Code, which is subject to tax under the REMIC Provisions only if it has determined, and has so advised the Trustee in writing, that the earning of such income on a net after-tax basis could reasonably be expected to result in a greater recovery on behalf of Certificateholders than an alternative method of operation or rental of such REO Property that would not be subject to such a tax. The Special Servicer shall segregate and hold all revenues received by it with respect to any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to any REO Property a segregated custodial account (each, an "REO Account"), each of which shall be an Eligible Account and shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997-MD VII, REO Account." The Special Servicer shall be entitled to withdraw for its account any interest or investment income earned on funds deposited in an REO Account to the extent provided in Section 3.07(b). The
Special Servicer shall deposit or cause to be deposited in the REO Account within one Business Day after receipt all revenues received by it with respect to any REO Property (other than Liquidation Proceeds, which shall be remitted pursuant to Section 3.18(e) to the Collection Account), and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property and for other Property
Protection Expenses with respect to such REO Property, including:

         (i) all insurance premiums due and payable in respect of any REO Property;

        (ii) all real estate taxes and assessments in respect of any REO Property that may result in the imposition of a lien thereon;

       (iii) all costs and expenses reasonable and necessary to protect, maintain, manage, operate, repair and restore any REO Property; and

        (vi) any taxes imposed on the Upper Tier REMIC or Lower-Tier REMIC in respect of net income from foreclosure property in accordance with Section
                  4.05.

           To the extent that such REO Proceeds are insufficient for the purposes set forth in clauses (i) through (iii) above and the Special Servicer has provided written notice of such shortfall to the Servicer at least five Business Days prior to the date that such amounts are due, the Servicer shall advance the amount of such shortfall unless the Servicer determines, in its good faith judgment, that such Advance would be a Nonrecoverable Advance. If the Servicer does not make any such Advance in violation of the immediately preceding sentence, the Trustee shall make such Advance; and if the Trustee fails to make any such Advance, the Fiscal Agent shall make such Advance, unless in either case, the Trustee or the Fiscal Agent determines that such Advance would be a Nonrecoverable Advance. The Trustee and the Fiscal Agent shall be entitled to rely, conclusively, on any determination by the Servicer that an Advance, if made, would be a Nonrecoverable Advance. The Trustee and the Fiscal Agent, in determining whether or not a proposed Advance would be a Nonrecoverable Advance, shall be subject to the standards applicable to the Servicer hereunder. The Servicer, the Trustee or the Fiscal Agent, as applicable, shall be entitled to reimbursement of such Advances (with interest at the Advance Rate) made pursuant to the preceding sentence, to the extent set forth in Section 3.06. The


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




Special Servicer shall withdraw from each REO Account and remit to the Servicer for deposit into the Collection Account on a monthly basis prior to the related Servicer Remittance Date the Net REO Proceeds received or collected from each REO Property, except that in determining the amount of such Net REO Proceeds, the Special Servicer may retain in each REO Account reasonable reserves for repairs, replacements and necessary capital improvements and other related expenses.

           Notwithstanding the foregoing, the Special Servicer shall not:

         (i) permit the Trust Fund to enter into, renew or extend any New Lease, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

        (ii) permit any amount to be received or accrued under any New Lease, other than amounts that will constitute Rents from Real Property;

       (iii) authorize or permit any construction on any REO Property, other than the repair or maintenance thereof or the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

         (iv)     Directly Operate or allow any Person to
                  Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund, unless such Person is an Independent Contractor;

unless, in any such case, the Special Servicer has requested and received an Opinion of Counsel addressed to the Special Servicer and the Trustee (which opinion shall be an expense of the Trust
Fund) to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) at any time that it is held by the Trust Fund, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel.

           The Special Servicer shall be required to contract with an Independent Contractor (acceptable to each Rating Agency as evidenced by written confirmation that contracting with such Independent Contractor would not, in and of itself cause a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Certificates), the fees and expenses of which shall be an expense of the Trust Fund and payable out of REO Proceeds, for the operation and management of any REO Property, within 90 days of the Trust Fund's acquisition thereof (unless the Special Servicer shall have provided the Trustee with an Opinion of Counsel that the operation and management of any REO Property other than through an Independent Contractor shall not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Code Section 860G(a)(8)) (which opinion shall be an expense of the Trust Fund), provided that:

         (i) the terms and conditions of any such contract shall be reasonable and customary for the area and type of property and shall not be inconsistent herewith;

        (ii)      any such contract shall require, or
                  shall be administered to require, that
                  the Independent Contractor pay
                  all costs and expenses incurred in
                  connection with the operation and
                  management of such REO Property,
                  including those listed above, and
                  remit all related revenues (net of such
                  costs and expenses) to the Special
                  Servicer as soon as practicable, but in
                  no event later than thirty days fol-
                  lowing the receipt thereof by such
                  Independent Contractor;

       (iii) none of the provisions of this Section 3.17(b) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations to the Trust Fund or the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

        (iv) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

           The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.

           (c)  [Intentionally left blank].

           (d) When and as necessary, the Special Servicer shall send to the Trustee a statement prepared by the Special Servicer setting forth the amount of net income or net loss, as determined for federal income tax purposes, resulting from the operation and management of a trade or business on, the furnishing or rendering of a non-customary service to the tenants of, or the receipt of any other amount not constituting Rents from Real Property in respect of, any REO Property in accordance with Sections 3.17(a) and 3.17(b).

            SECTION 3.18.  Sale of Specially Serviced Mortgage
                           Loans and REO Properties.

           (a) With respect to any Specially Serviced Mortgage
Loan or REO Property which the Special Servicer has determined to sell in accordance with Section 3.10, the Special

Servicer shall deliver to the Trustee an Officers'
Certificate to the effect that, pursuant to Section 3.10, the Special Servicer has determined to sell such Specially Serviced Mortgage Loan or REO Property in accordance with this Section
3.18. The Special Servicer may then offer to sell to any Person any Specially Serviced Mortgage Loan or any REO Property or, subject to the following sentence, purchase any such Specially Serviced Mortgage Loan or REO Property (in each case at the Repurchase Price therefor), but shall, in any event, so offer to sell any REO Property no later than the time determined by the Special Servicer to be sufficient to result in the sale of such REO Property within the period specified in Section 3.17(a). The Special Servicer shall deliver such Officers' Certificate and give the Trustee not less than ten Business Days prior written notice of its intention to sell any Specially Serviced Mortgage Loan or REO Property, in which case the Special Servicer shall accept the highest offer received from any Person for any Specially Serviced Mortgage Loan or any REO Property in an amount at least equal to the Repurchase Price therefor or, at its option, if it has received no offer (of at least three offers) at least equal to the Repurchase Price therefor, purchase the Specially Serviced Mortgage Loan or REO Property at the Repurchase Price.

           In the absence of any such offer or purchase by the Special Servicer, the Special Servicer shall accept the highest offer received from any Person that is determined by the Special Servicer to be a fair price, as determined in accordance with
Section 3.18(b), for such Specially Serviced Mortgage Loan or REO Property, if the highest offeror is a Person other than an Interested Person, or is determined to be a fair price by the Trustee in accordance with Section 3.18(b), if the highest offeror is an Interested Person; provided, that the Trustee shall be entitled to engage, at the expense of the Trust Fund, an Independent appraiser to determine whether the highest offer is a fair price and, further provided, that if the highest offeror is an Interested Person such offer shall not be accepted if it is less than the Repurchase Price, unless the Rating Agencies have confirmed, in writing, that such acceptance will not, in itself, result in the qualification, downgrade or withdrawal of the then current ratings assigned to the Certificates. Notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may make an offer or purchase any Specially Serviced Mortgage Loan or any REO Property pursuant hereto.

           The Special Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest offer if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such offer would be in the best interests of the Certificateholders. In addition, the Special Servicer may accept a lower offer if it determines, in accordance with the Servicing Standard, that acceptance of such offer would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable), provided that the offeror is not the Special Servicer or an Affiliate of the Special Servicer. In the event that the Special Servicer determines with respect to any REO Property that the offers being made with respect thereto are not in the best interests of the Certificateholders and that the end of the two-year period referred to in Section 3.17(a) with respect to such REO Property is approaching, the Special Servicer shall seek an extension of such two-year period in the manner described in Section 3.17(a); provided, however, that the

Special Servicer shall use its best efforts, consistent with the Servicing Standard, to sell each Specially Serviced Mortgage
Loan and any REO Property prior to the Rated Final Distribution
Date.

           (b) In determining whether any offer received from an Interested Person represents a fair price for any Specially Serviced Mortgage Loan or any REO Property, the Trustee may conclusively rely on the opinion of an Independent appraiser or other expert in real estate matters retained by the Trustee at the expense of the Trust Fund. In determining whether any offer constitutes a fair price for any Specially Serviced Mortgage Loan or any REO Property, the Special Servicer (if the highest offeror is not an Interested Person) or the Trustee shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, any Updated Appraisal previously obtained, the period and amount of any delinquency on the affected Specially Serviced Mortgage Loan, the physical (including environmental) condition of the related Mortgaged Property or such REO
Property, the state of the local economy and the Trust Fund's obligation to dispose of any REO Property within the time period specified in Section 3.17(a).

           (c) Subject to the provisions of Section 3.17, the Special Servicer shall act on behalf of the Trust Fund in negotiating and taking any other action necessary or appropriate in connection with the sale of any Specially Serviced Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. Any sale of a Specially Serviced Mortgage
Loan or any REO Property shall be without recourse to, or representation or warranty by, the Trustee, the Fiscal Agent, the Depositor, the Servicer, the Special Servicer or the Trust Fund (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title, so long as the only recourse for breach thereof is to the Trust Fund), and, if such sale is consummated in accordance with the duties of the Special Servicer, the Servicer, the Depositor, the Fiscal Agent and the Trustee pursuant to the terms of this Agreement, no such Person who so performed shall have any liability to the Trust
Fund or any Certificate holder with respect to the purchase price therefor accepted by the Special Servicer, if the offeror is not an Interested Person (or the Trustee, if an Interested Person is an offeror).

           (d) The Special Servicer shall file information returns regarding the abandonment or foreclosure of Mortgaged
Properties with the IRS at the time and in the manner required by the Code.

           (e) The proceeds of any sale pursuant to this Section
3.18 after deduction of the expenses of such sale incurred in connection therewith shall be promptly, and in any event within one Business Day following receipt thereof, deposited in the Collection Account in accordance with Section 3.05(a)(iv).

           SECTION 3.19.  Additional Obligations of the Servicer;
                          Inspections; Successor Manager.

           (a) The Servicer (or, with respect to Specially Serviced Mortgage Loans and REO Properties, the Special Servicer) shall inspect or cause to be inspected (at its own expense) each Mortgaged Property at such times and in such manner as are consistent with the Servicing Standard, but in any event shall inspect each Mortgaged Property with an Allocated Loan Amount of
(A) $2,000,000 or more at least once every 12 months and (B) less than $2,000,000 at least once every 24 months, in each case commencing in January 1998 (or at such lesser frequency as each Rating Agency shall have confirmed in writing to the Servicer will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of the Certificates) and (C) if the Mortgage Loan (i) becomes a Specially Serviced Mortgage Loan, (ii) has a debt service coverage ratio (calculated as provided in the related Loan Documents) of less than 1.0 or (iii) is delinquent for 60 days, each related Mortgaged Property shall be inspected by the Special Servicer as soon as practicable and thereafter at least every 12 months for so long as such condition exists.

           (b) With respect to each Mortgage Loan, the Servicer shall enforce the Trustee's rights with respect to the Manager under the related Mortgage and Management Agreement. In the event the Servicer is entitled to terminate the Manager, the Servicer shall promptly give notice to the Trustee (who shall copy the Certificateholders), the Originator, the Depositor and each Rating Agency. After receipt of such notice, the most subordinate Class of Certificates then outstanding shall have the right to recommend termination of the Manager, and if so, to recommend a Successor Manager (meeting the requirements set forth below). Certificateholders representing Voting Rights of greater than 50% of such subordinate Class of Certificates will have ten Business
Days from the receipt of the Servicer's notice to respond to such notice. Upon receipt of a recommendation to terminate the manager and appoint a Successor Manager, the Servicer shall give notice of such recommendation to the Trustee (who shall copy the Certificateholders), and the Servicer shall effect such recommendation unless: (i) within five Business Days of the receipt of notice of such recommendation, Certificateholders representing Voting Rights of greater than 50% of any Class of Certificates then outstanding which was assigned a rating by any Rating Agency on the Closing Date reject such proposed Successor Manager in which case the Servicer shall procure a Successor
Manager as set forth in the following sentence; or (ii) the Servicer determines that effecting such recommendation to terminate is not consistent with the Servicing Standard, and either (A) within 30 days of giving notice of such recommendation to all holders of Certificates (other than those holders making such recommendation) the notice of rejection described in clause
(i) above is given to the Servicer or (B) notwithstanding the lack of such rejection, the Servicer elects not to effect such recommendation. If the Servicer does not receive a required response (or if the response received is inconsistent) or in the event a Manager is otherwise terminated or resigns under the related Mortgage or Management Agreement and the related Borrower does not appoint a Successor Manager, the Servicer shall use its best efforts to retain a Successor Manager (or the recommended Successor Manager, if any) on terms substantially similar to the Management Agreement or, failing that, on terms as favorable to the Trust Fund as can reasonably be obtained by the Servicer. For the purposes of this paragraph, a "Successor Manager" shall be reasonably acceptable to the Servicer and a professional management corporation or business entity which (i) manages, and is experienced in managing, other comparable commercial properties, (ii) will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to the

Certificates by each Rating Agency, as confirmed in writing by each Rating Agency, and (iii) otherwise satisfies any criteria set forth in the Mortgage and related Loan Documents.

           SECTION 3.20.  Authenticating Agent.

           The Trustee may appoint an Authenticating Agent to execute and to authenticate Certificates. The Authenticating Agent must be acceptable to the Depositor and the Servicer and must be a corporation organized and doing business under the laws of the United States of America or any state, having a principal office and place of business in a state and city acceptable to the Depositor and the Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. The Trustee shall serve as the initial Authenticating Agent and the Trustee hereby accepts such appointment.

           Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

           The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Depositor and the Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice of termination to the Authenticating Agent, the Depositor and the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 3.20, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Servicer and the Depositor, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 3.20.

           The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any compensation paid to the Authenticating Agent shall be an unreimbursable expense of the Trustee.

           SECTION 3.21.  Appointment of Custodians.

           The Trustee may appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. The Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custo-dian for the benefit of the Certificateholders. Each Custo-dian shall be a depository institution subject to super-vision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000, shall have a long-term debt rating of at least "BBB" from Fitch and S&P and Baa2 from Moody's, unless the Trustee shall have received prior written confirmation from each Rating Agency that the appointment of such Custodian would not cause such Rating Agency to withdraw, qualify or downgrade any of its then-current ratings on the Certificates, and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 10.07. Any compensation paid to the Custodian shall be an unreimbursable expense of the Trustee. The Trustee shall serve as the initial Custodian. The Custodian shall maintain a fidelity bond in the form and amount that are customary for securitizations similar to the securitization evidenced by this Agreement, with the Trustee named as loss payee. The Custodian shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Custodian. In addition, the Custodian shall keep in force during the term of this Agreement a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its obligations hereunder in the form and amount that are customary for securitizations similar to the securitization evidenced by this Agreement, with the Trustee named as loss payee. All fidelity bonds and policies of errors and omissions insurance obtained under this Section 3.21 shall be issued by a Qualified Insurer.

            SECTION 3.22.  Reports to the Securities and Exchange
                           Commission; Available Information.

           (a) The Servicer shall prepare and sign, on behalf of the Depositor, any and all Exchange Act Reports; provided, however, that (i) the Depositor shall prepare, sign and file with the Commission the initial Form 8-K relating to the Trust Fund and (ii) the Special Servicer shall prepare and sign on behalf of the Depositor any Exchange Act Report which includes an Annual Compliance Report relating to the Special Servicer. Each Exchange
Act Report consisting of a Monthly Distribution Statement,
Special Event Report or Summary Report shall be prepared as an exhibit or exhibits to a Form 8-K. Each Exchange Act Report consisting of an Annual Compliance Report shall be prepared as exhibits to an Annual Report on Form 10-K and shall identify the aggregate number of Holders of Certificates initially represented by the Public Global Certificates (the "Public Certificates") and Depository Participants holding positions in Public Certificates as of December 31 (or the nearest Business Day if such date is not a Business Day) of the related year based on information provided by the Trustee. The Trustee shall provide the Servicer and the Special Servicer with a list of Certificateholders and Depository Participants holding Public Certificates as of
December 31 of the related year no later than two Business Days prior to the date on which the Servicer or Special Servicer, as applicable, is required to deliver the related Exchange Act
Report to the Trustee. For each Exchange Act Report, the Servicer or the Special Servicer, as applicable, shall prepare (i) a manually-signed paper version of such report and (ii) an electronic version of such report, which version shall be prepared as a Microsoft Word for Windows file (or in such other format as the Trustee, the Depositor and the Servicer or the Special Servicer may agree), provided, that, with respect to the electronic version of each Exchange Act Report consisting of a Monthly Distribution Statement, the Servicer need only deliver an electronic version of the related Form 8-K and the Trustee shall attach an electronic version of the related Monthly Distribution
Statement thereto as an exhibit. Exchange Act Reports consisting of (i) a Monthly Distribution Statement shall be delivered within ten days after the related Distribution Date; (ii) a Special
Event Report shall be delivered within ten days after the occurrence of event being reported or the date on which the Servicer has knowledge of the occurrence of such event, whichever is later; (iii) a Summary Report, together with or inclusive of a list of all quarterly and annual financial statements and other financial and property information of the Borrowers provided to the Servicer pursuant to the Mortgage Loans (to the extent not inconsistent with the rights of the related Borrower or Manager under the related Loan Documents or applicable law), shall be delivered within ten days after the last Business Day of the related calendar quarter or year, as applicable; and (iv) an Annual Compliance Report shall be delivered on or prior to March
15 of each calendar year. Electronic versions of each Exchange
Act Report shall be delivered to the Trustee on a computer diskette (delivered by courier in packaging designed to shield such diskette from damage in transmission) or by means of electronic data transfer system mutually agreed upon by the Trustee and the Servicer or Special Servicer. The Trustee shall forward each Exchange Act Report to the Depositor in a manner and in a format agreed upon by the Trustee and the Depositor, and the Depositor shall file each Exchange Act Report with the Commission. Manually-signed copies of each Exchange Act
Report shall be delivered to the Depositor to the attention of William Kramer (or such other Persons as are designated in writing by the Depositor), with a copy to the Trustee.

           If information for any Exchange Act Report is incomplete by the date on which such report is required to be delivered to the Trustee hereunder, the Servicer or, with respect to any Annual Compliance Report relating to the Special Servicer, the Special Servicer shall prepare and execute a Form 12b-25 under the Exchange Act and shall deliver an electronic version of such form to the Trustee for forwarding to the Depositor as provided above. The Servicer or the Special Servicer, as applicable, shall deliver the related report in electronic form to the Trustee when such information is available and such completed report shall be forwarded electronically by the Trustee to the Depositor.

           None of the Servicer, the Special Servicer and the Trustee shall (i) file a Form ID with respect to the Depositor or
(ii) cause the Trust Fund to stop filing reports, statements and information with the Commission pursuant to this Section unless directed to do so by the Depositor or the continued reporting is prohibited under the Exchange Act or any regulations thereunder. Upon the written request of the Depositor, the Servicer shall file a Form 15 relating to the Trust Fund with the Commission and send a copy thereof to the Trustee and the Depositor.

           The Trustee shall solicit any and all proxies of the Certificateholders whenever such proxies are required to be solicited pursuant to the Exchange Act.

           (b) The Servicer shall promptly prepare a report (each, a "Special Event Report") reporting (i) any notice from a Borrower or insurance company, or any knowledge otherwise obtained, regarding an upcoming voluntary or involuntary prepayment (including that resulting from a casualty or condemnation) or defeasance of all or part of the related Mortgage Loan (provided that a request by a Borrower or other Person for a quotation of the amount necessary to satisfy all obligations with respect to a Mortgage Loan shall not, in and of itself, be deemed to be such notice); (ii) any imminent or actual default on a Mortgage Loan that results or which the Servicer, after consultation with the Special Servicer, reasonably believes is likely to result in the acceleration of the indebtedness due under such Mortgage Loan;
(iii) the results of any property inspection of which the Servicer has knowledge and which has revealed any material damage or deterioration or the presence of any environmental condition with respect to any Mortgaged Property; (iv) any notice from a Borrower, or any knowledge otherwise obtained, regarding any litigation involving such Borrower or any related Mortgaged Property which the Servicer reasonably believes is likely to have an adverse effect on the Mortgaged Property or the ability of such Borrower to pay the amounts due under the related Mortgage Loan; (v) any notice received from a Borrower, Manager or tenant of a Mortgaged Property, or any knowledge otherwise obtained, regarding the material default of such tenant under the terms of its lease or early termination by either the tenant or the Borrower of such lease, the bankruptcy of such tenant or its direct or indirect parent, or the loss of a license or permit relating to the Mortgaged Property; (vi) any amendment, modification or waiver of a material provision of a Mortgage Loan of which the Servicer has knowledge; (vii) any event of which the Servicer has actual knowledge (other than an event covered by clause (i)) which would result in the release of any part of the Mortgaged Property; provided, however, that in the event that the Servicer after consulting with the Depositor and the Special Servicer determines in its good faith judgment that any of the preceding items will not materially affect the interests of the Certificateholders, the Servicer shall omit such item from the reporting obligation described above.

           The Special Servicer shall report to the Servicer any of the foregoing events promptly upon the Special Servicer having knowledge of such event. In addition, in connection with their servicing of the Mortgage Loans, the Servicer and the Special Servicer shall provide to each other and to the Trustee written notice of any other known event with respect to a Mortgage Loan or REO Property that the Servicer or the Special Servicer, respectively, determines would have a material adverse effect on such Mortgage Loan or REO Property, which notice shall include an explanation as to the reason for such material adverse effect.

           The Servicer shall promptly prepare, sign and, except to the extent the Servicer receives contrary directions from the Depositor or the Trustee, file with the Commission, and shall mail to the Trustee, who will copy each Certificateholder upon request (provided that each Certificateholder may only make one request per month and will be required to pay any expenses incurred by the Trustee in connection with the provision of such information), each Rating Agency, the Depositor and the Originator, a Current Report on Form 8-K under the Exchange Act or other equivalent report attaching all quarterly and annual financial statements of the Borrower with respect to the Fairfield Inn Pool Loan and the 101 Hudson Street Loan provided to the Servicer pursuant to the such Mortgage Loans.

           (c) The Servicer shall collect on a monthly basis all information available pursuant to the Mortgage Loans. Promptly following the end of each calendar quarter and the end of each calendar year, the Servicer shall prepare a Summary
Report based on information provided to the Servicer by the Borrowers without modification, interpretation or analysis

(except that the Servicer will use its best efforts to isolate management fees and funded reserves from Borrower reported expenses, if necessary). To the extent not inconsistent with the rights of the related Borrower and/or Manager under the Loan Documents or applicable law, the Servicer shall deliver a copy of each Summary Report to each Rating Agency and the Trustee. None of the Servicer, the Special Servicer and the Trustee shall be responsible for the completeness or accuracy of such information provided by the Borrowers (except that the Servicer will use its best efforts to correct patent errors).

           (d) The Servicer shall, in accordance with such reasonable rules and procedures as it may adopt (which may include the requirement that an agreement that provides that such information shall be used solely for purposes of evaluating the investment characteristics of the Certificates be executed to the extent the Servicer deems such action to be necessary or appropriate), also make available any additional information relating to the Mortgage Loans, the Mortgaged Properties or the Borrowers, for review by the Depositor, the Rating Agencies and any other Persons to whom the Servicer believes such disclosure is appropriate, in each case except to the extent doing so is prohibited by applicable law or by any related Loan Documents related to a Mortgage Loan.

           (e) The Trustee shall deliver a copy of each Summary Report and Annual Compliance Statement to each Rating Agency and, upon request, to each Certificateholder and Beneficial Owner (provided that each Certificateholder and Beneficial Owner may only make one request per month and will be required to pay any expenses incurred by the Trustee in connection with the provision of such information). The Trustee shall also deliver a copy of each Special Event Report to each Rating Agency, Certificateholder and, if known, Beneficial Owner within one Business Day of receipt. The Trustee shall deliver the foregoing information and reports regardless of whether the Trust Fund is still filing
Exchange Act Reports. The Trustee shall also make available at its offices primarily responsible for administration of the Trust Fund, during normal business hours, or send to the requesting party at the expense of each such requesting party (other than the Rating Agencies) for review by the Depositor, the Rating
Agencies, any Certificateholder, any Person identified to the Trustee by a Certificateholder as a prospective transferee of a Certificate and any other Persons to whom the Trustee believes such disclosure is appropriate, the following items: (i) this Agreement, (ii) all Monthly Distribution Statements, (iii) all
Annual Compliance Reports, (iv) all Summary Reports and (v) all Special Event Reports.

           The Servicer and the Special Servicer shall make available at its offices during normal business hours, or send to the requesting party at the expense of each such requesting party (other than the Rating Agencies) for review by the Depositor, the Trustee, the Rating Agencies, any Certificateholder, any Person identified to the Servicer or the Special Servicer, as applicable, by a Certificateholder as a prospective transferee of a Certificate and any other Persons to whom the Servicer or the Special Servicer, as applicable, believes such disclosure to be appropriate the following items: (i) all financial statements, occupancy information, rent rolls, average daily room rates and similar information received by the Servicer or the Special Servicer, as applicable, from each Borrower,
(ii) the inspection reports prepared by or on behalf of the

Servicer or the Special Servicer, as applicable, in connection with the property inspections pursuant to Section 3.19, (iii) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Servicer or the Special Servicer, as applicable and (iv) any and all officer's certificates and other evidence delivered to the Trustee and the Depositor to support the Servicer's determination that any Advance was, or if made would be, a Nonrecoverable Advance. Copies of any and all of the foregoing items shall be available from the Servicer or the Special Servicer, as applicable, or the Trustee, as applicable, upon request.

           (f) Notwithstanding the obligations of the Servicer set forth in the preceding provisions of this Section 3.22, the Servicer may withhold any information not yet included in a Form 8-K filed with the Commission or otherwise made publicly available with respect to which the Trustee or the Servicer has determined that such withholding is appropriate.

           (g) Notwithstanding any provisions in this Agreement to the contrary, the Trustee shall not be required to review the content of any Exchange Act Report for compliance with applicable securities laws or regulations, completeness, accuracy or otherwise, and the Trustee shall have no liability with respect to any Exchange Act Report filed with the Commission or delivered to Certificateholders. None of the Servicer, the Special Servicer and the Trustee shall be responsible for the accuracy or completeness of any information supplied by a Borrower or a third party for inclusion in any Form 8-K, and each of the Servicer, the Special Servicer and the Trustee shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to any statement or omission or alleged statement or omission therein (unless the Servicer, the Special Servicer or the Trustee was the original source of such statement). None of the Trustee, the Special Servicer and the Servicer shall have any responsibility or liability with respect to any Exchange Act
Report filed by the Depositor, and each of the Servicer, the Special Servicer and the Trustee shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to any statement or omission or alleged statement or omission therein.

           SECTION 3.23.  Lock-Box Accounts, Cash Collateral
                          Accounts, Escrow Accounts and Reserve
                          Accounts.

           The Servicer shall administer each Lock-Box Account, Cash Collateral Account, Escrow Account and Reserve Account in accordance with the related Mortgage or Loan Agreement, Cash Collateral Account Agreement or Lock-Box Agreement, if any.

           SECTION 3.24.  Property Advances.

           (a) The Servicer (or, to the extent provided in Section 3.24(b), the Trustee or the Fiscal Agent or, to the extent specifically provided for in this Agreement, the Special Servicer) shall make any Property Advances as and to the extent otherwise required pursuant to the terms hereof.
For purposes of distributions to Certificateholders and compensation to the Servicer, Special Servicer or Trustee, Property Advances shall not be considered to increase the principal balance of any Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so provide.

           (b) The Servicer shall notify the Trustee and the Fiscal Agent, and the Special Servicer shall notify the Servicer, the Trustee and the Fiscal Agent, in writing promptly upon, and in any event within one Business Day after, becoming aware that it will be unable to make any Property Advance required to be made pursuant to the terms hereof, and in connection therewith, shall set forth in such notice the amount of such Property Advance, the Person to whom it will be paid, and the circumstances and purpose of such Property Advance, and shall set forth therein information and instructions for the payment of such Property Advance, and, on the date specified in such notice for the payment of such Property Advance, or, if the date for payment has passed or if no such date is specified, then within five Business Days following such notice, the Trustee (or with respect to a Property Advance required to be made by the Special Servicer, the Servicer, and if the Servicer so fails, the Trustee), subject to the provisions of Section 3.24(c), shall pay the amount of such Property Advance in accordance with such information and instructions. If the Trustee fails to make any Property Advance required to be made under this Section 3.24, the Fiscal Agent, subject to the provisions of Section 3.24(c), shall make such Advance on the same day the Trustee was required to make such Property Advance and, thereby, the Trustee shall not be in default under this Agreement.

           (c) None of the Servicer, the Trustee, the Fiscal Agent or the Special Servicer shall be obligated to make a Property Advance as to any Mortgage Loan or REO Property if the Servicer, the Trustee, the Fiscal Agent or the Special Servicer, as applicable, determines that such Advance will be a Nonrecoverable Advance. The Trustee and the Fiscal Agent (or the Servicer with respect to a Property Advance required to be made by the Special Servicer) shall be entitled to rely, conclusively, on any determination by the Servicer or Special Servicer, as applicable, that a Property Advance, if made, would be a Nonrecoverable Advance. The Trustee and the Fiscal Agent, in determining whether or not a Property Advance previously made is, or a proposed Property Advance, if made, would be, a Nonrecoverable Advance shall be subject to the standards applicable to the Servicer hereunder.

           (d) The Servicer, the Special Servicer, the Trustee and/or the Fiscal Agent, as applicable, shall be entitled to the reimbursement of Property Advances made by any of them to the extent permitted pursuant to Section 3.06(ii) of this Agreement, together with any related Advance Interest Amount in respect of such Property Advances, and the Servicer and Special Servicer hereby covenant and agree to promptly seek and effect the reimbursement of such Property Advances from the related Borrowers to the extent permitted by applicable law and the related Loan Documents.

          SECTION 3.25.   Appointment of Special Servicer.

           (a) The Servicer is hereby appointed as the initial
Special Servicer to service each Specially Serviced Mortgage
Loan.

           (b) Certificateholders representing greater than 50% of the Percentage Interests of the most subordinate Class of Certificates outstanding at any time shall be entitled to remove the Special Servicer with or without cause and to appoint a successor Special Servicer entitled to the same servicing compensation as its predecessor, provided that each Rating Agency confirms to the Trustee in writing that such appointment, in and of itself, would not have caused a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Certificates. If there is a Special Servicer Event of Default, the Special Servicer shall be removed and replaced pursuant to Sections 7.01(c) and 7.02. The Special Servicer may be removed by Certificateholders as aforesaid with respect to only one or more Mortgage Loans and remain the Special Servicer with respect to the remainder of the Mortgage Loans; provided that a successor Special Servicer is appointed, in respect of the Mortgage Loans that the Special Servicer would no longer be servicing, as provided in this Section 3.25.

           (c) The appointment of any such successor Special Servicer, shall not relieve the Servicer, the Trustee or the Fiscal Agent of their respective obligations to make Advances as set forth herein; provided, however, the Servicer shall not be liable for any actions or any inaction of such successor Special Servicer. Any termination fee payable to the terminated Special Servicer (and it is acknowledged that there is no such fee payable in the event of a termination of the Servicer as Special Servicer or in the event of a termination for breach of this Agreement) shall be paid by the Certificateholders so terminating the Special Servicer and shall not in any event be an expense of the Trust Fund.

           (d) No termination of the Special Servicer and appointment of a successor Special Servicer shall be effective until the successor Special Servicer has assumed all of its responsibilities, duties and liabilities hereunder pursuant to a writing satisfactory to the Trustee and each Rating Agency, as evidenced in writing and the Trustee has received written confirmation from each Rating Agency that such appointment would not cause any Rating Agency to qualify, withdraw or downgrade any of its then current ratings on any Certificates.

           (e) In the event that a Mortgage Loan secured by one or more hotels becomes a Specially Serviced Mortgage Loan, the Special Servicer shall hire a consultant which is experienced in the operation of such facilities at the expense of the Trust Fund as a Property Advance to advise the Special Servicer with respect thereto.

           (f) Any successor Special Servicer shall be deemed to make the representations and warranties provided for in Section
2.04(a) mutatis mutandis as of the date of its succession.

            SECTION 3.26.  Transfer of Servicing Between Servicer
                           and Special Servicer; Record Keeping.

           (a) Upon determining that any Mortgage Loan has become a Specially Serviced Mortgage Loan, the Servicer shall immediately give notice thereof to the Special Servicer and shall use its best efforts to provide the Special Servicer with all information, documents (but excluding the original documents constituting the Mortgage File) and records

(including records stored electronically on computer tapes, magnetic discs and the like) relating to the Mortgage Loan and reasonably requested by the Special Servicer to enable it to assume its duties hereunder with respect thereto without acting through a sub-servicer. The Servicer shall use its best efforts to comply with the preceding sentence within five Business Days of the date such Mortgage Loan became a Specially Serviced Mortgage Loan and in any event shall continue to act as Servicer and administrator of such Mortgage Loan until the Special Servicer has commenced the servicing of such Mortgage Loan, which shall occur upon the receipt by the Special Servicer of the information, documents and records referred to in the preceding sentence. With respect to each Mortgage Loan that becomes a Specially Serviced Mortgage Loan, the Servicer shall instruct the related Borrower to continue to remit all payments in respect of such Mortgage Loan to the Servicer. If Pacific Mutual Life Insurance Company ceases to be the Servicer or the Special Servicer, respectively, the remaining party of the two and the successor Servicer or Special Servicer, as applicable, may agree that, notwithstanding the preceding sentence, with respect to each Mortgage Loan that became a Specially Serviced Mortgage Loan, the Servicer shall instruct the related Borrower to remit all payments in respect of such Mortgage Loan to the Special Servicer, provided that the payee in respect of such payments shall remain the Servicer. The Special Servicer shall remit to the Servicer any such payments received by it pursuant to the preceding sentence within one Business Day of receipt. The Servicer shall forward any notices it would otherwise send to the Borrower of a Specially Serviced Mortgage Loan to the Special Servicer who shall send such notice to the related Borrower.

           Upon determining that no event has occurred and is continuing with respect to a Mortgage Loan that causes such Mortgage Loan to be a Specially Serviced Mortgage Loan, the Special Servicer shall immediately give notice thereof to the Servicer and, upon giving such notice, such Mortgage Loan shall cease to be a Specially Serviced Mortgage Loan in accordance with the first proviso of the definition of Specially Serviced Mortgage Loans, the Special Servicer's obligation to service such Mortgage Loan shall terminate and the obligations of the Servicer to service and administer such Mortgage Loan as a Mortgage Loan that is not a Specially Serviced Mortgage Loan shall resume. In addition, if the related Borrower has been instructed, pursuant to the penultimate sentence of the preceding paragraph, to make payments to the Special Servicer, upon such determination, the Special Servicer shall instruct the related Borrower to remit all payments in respect of such Specially Serviced Mortgage Loan directly to the Servicer.

           (b) In servicing any Specially Serviced Mortgage Loan, the Special Servicer shall provide to the Trustee originals of documents included within the definition of "Mortgage File" for inclusion in the related Mortgage File (to the extent such documents are in the possession of the Special Servicer) and copies of any additional related Mortgage Loan information, including correspondence with the related Borrower, and the Special Servicer shall promptly provide copies of all of the foregoing to the Servicer as well as copies of any analysis or internal review prepared by or for the benefit of the Special Servicer.

           (c) Not later than the Business Day preceding each date on which the Servicer is required to furnish a report under
Section 3.13(a) to the Trustee, the Special Servicer shall deliver to the Servicer, with a copy to the Trustee a written statement describing, on a Mortgage Loan by Mortgage Loan basis,
(i) the amount of all payments on account of interest received on each Specially Serviced Mortgage Loan, the amount of all payments on account of principal, including Principal Prepayments, on each Specially Serviced Mortgage Loan, the amount of Net Insurance Proceeds and Net Liquidation Proceeds received with respect to each Specially Serviced Mortgage Loan, and the amount of net income or net loss, as determined from management of a trade or business on, the furnishing or rendering of a non-customary service to the tenants of, or the receipt of any rental income that does not constitute Rents from Real Property with respect to the REO Property relating to each applicable Specially Serviced Mortgage Loan, in each case in accordance with Section 3.17 and
(ii) such additional information relating to the Specially Serviced Mortgage Loans as the Servicer or Trustee reasonably requests to enable it to perform its duties under this Agreement.

           (d) Notwithstanding the provisions of the preceding subsection (c), the Servicer shall maintain ongoing payment records with respect to each of the Specially Serviced Mortgage Loans and shall provide the Special Servicer with any information reasonably required by the Special Servicer to perform its duties under this Agreement. The Special Servicer shall provide the Servicer with any information reasonably required by the Servicer to perform its duties under this Agreement.

           SECTION 3.27.  Interest Reserve Account.

           On each Servicer Remittance Date occurring in any February and on any Servicer Remittance Date occurring in any January which occurs in a year which is not a leap year, the Servicer shall remit to the Trustee, in respect of each of the 101 Hudson Street Loan, M&H Retail Pool Loan, Design Center of the Americas Loan and Insurance Company of the West Loan, for deposit into the Interest Reserve Account, an amount equal to one day's interest on the Stated Principal Balance of each such Mortgage Loan as of the first day of the immediately preceding Interest Accrual Period at the related Mortgage Pass-Through Rate, to the extent a Monthly Payment or P&I Advance is made in respect thereof (all amounts so deposited in any consecutive January (if applicable) and February, "Withheld Amounts").

           SECTION 3.28.  Hudson Treasury Collateral Account.

           Pursuant to Section 2.01, the Depositor shall transfer to the Servicer on behalf of the Trust Fund on the Closing Date its rights to an account (the "Hudson Treasury Collateral Account") containing U.S. Treasury obligations, the distributions in respect of which are to be used to make payments on behalf of the Borrower in respect of the 101 Hudson Street Loan to the New Jersey Urban Development Corporation (the "UDC"). The Hudson Treasury Collateral Account shall constitute a part of the Trust Fund but shall not constitute a part of the Trust REMICs or the Grantor Trust. On February 1, 2005, February 20, 2005 and on the twentieth day of each succeeding month to and including December 20, 2009 (each such date, a "UDC Debt Service Payment Date"), the Servicer shall remit to the UDC the monthly installment of interest and principal of $88,399.31 required to be paid under the related promissory note (the "UDC Note"). On the business day next succeeding the UDC Debt Service Payment Date in December of each of 2005, 2006, 2007, 2008 and 2009 or on the business day after the payment of the UDC Note in full, if earlier, the Servicer shall remit to the Borrower the balance, if any, of the cash funds in the Hudson Treasury Collateral Account.

           SECTION 3.29. Limitations on and Authorizations of the Servicer and Special Servicer with Respect to Specific Mortgage Loans.

           (a) Notwithstanding anything contained elsewhere in this Agreement to the contrary, the Servicer or Special Servicer, as applicable, shall be subject to the following limitations or authorizations, as applicable, with respect to the specific Mortgage Loans identified below.

                (i) To the extent not inconsistent with the Mortgage Loans, the Servicer or Special Servicer, as applicable, shall if the total amount of casualty or condemnation proceeds or awards exceeds 5% of the current principal balance of a Mortgage Loan, require, to the extent permitted by the Loan Documents, the Borrower to obtain prior to the release of such funds (x) an independent architect's certificate certifying (I) that the portion of the restoration has been completed in accordance with plans and specifications previously provided to the Servicer, or Special Servicer, as applicable, (II) the estimated percentage of restoration completed and the actual sum required to complete the remaining restoration and (III) compliance of the restoration with all legal requirements; (y) applicable lien waivers; and (z) an endorsement to the title insurance policy insuring the continued priority of the lien of the Mortgage.

                (ii) With respect to the Fairfield Inn Pool Loan and the 101 Hudson Street Loan, the Servicer shall seek to recover from the Borrowers thereunder for amounts due in respect of the Special Servicing Compensation and the establishment and maintenance of the related Reserve Accounts, prior to assessing the Trust Fund for such amounts.

                (iii) With respect to each Mortgage Loan, to the extent not inconsistent with the terms thereof, the Servicer shall, in the absence of an event of default under such Mortgage Loan, (and, in the case of the Insurance Company of the West Loan, in the absence of a default under the related triple net lease in effect on the Closing Date), remit to the Borrower thereunder the excess, if any, of (A) any Liquidation Proceeds received in connection with an event described under clause (1) of the definition of Liquidation Proceeds over (B) the amount required to restore the related Mortgaged Property.

                (iv) With respect to each of the Design Center of the Americas Loan and the G&L Medical Office II Pool Loan, the
Servicer shall not accept, and shall return to the related
Borrower, any amount received, during the period from the related
Anticipated Repayment Date to (A) in the case of the Design
Center of the Americas Loan, the third payment date under such Mortgage Loan after such Anticipated Repayment Date and (B) in the case of the G&L Medical Office II Pool Loan, the sixth payment date under such Mortgage Loan after such Anticipated
Repayment Date, in respect of Excess Interest on such Mortgage
Loan.

                (v) With respect to the Fairfield Inn Pool Loan, notwithstanding any other disclosure obligations contained in this Agreement, the Servicer shall comply with the confidentiality requirements set forth in Sections 13 and 14 of the related Modification, Subordination and Non-Disturbance Agreement and Sections 20.12 and 20.13 of the related Management Agreement.

                (vi) With respect to the Design Center of the Americas Loan, the Servicer shall (A) require the related Borrower at all times to carry hurricane (wind storm) coverage,
(B) prior to consenting to any amendment of the Borrower's partnership agreement or the organizational documents of the general partner of the Borrower, obtain confirmation in writing from the Rating Agencies that such amendment will not result in a withdrawal, downgrading or qualification of the then current ratings of the Certificates and (C) notify the Rating Agencies if it obtains knowledge that the parcel adjacent to the Mortgaged Property owned by an affiliate of the Borrower is undergoing development or construction.

                (vii) With respect to the 101 Hudson Street
Loan, the Servicer shall not consent to any material amendment of the leases in effect on the Closing Date with Merrill Lynch, Pierce, Fenner & Smith Incorporated or Lehman Brothers Holdings, Inc. unless it shall have first obtained confirmation in writing from the Rating Agencies that such amendment will not result in a withdrawal, downgrading or qualification of the then current ratings of the Certificates.

                (viii) To the extent permitted by the terms of any Mortgage Loan, the Servicer shall require that, prior to the making of any proposed alteration in any related Mortgaged Property of which the Servicer has knowledge, the cost of which is expected to exceed 25% of the related Allocated Loan Amount, the related Borrower shall post collateral with, or provide other security to, the Servicer on behalf of the Trust Fund in the amount of the estimated cost of such alteration.

           (b) With respect to any Mortgage Loan which permits the related Borrower, with the consent or grant of a waiver by mortgagee, to incur additional indebtedness or to amend or modify the related Borrower's organizational documents, then the Servicer or the Special Servicer, as the case may be, may only consent to either such action, or grant a waiver with respect thereto, if the Servicer or the Special Servicer determines that such consent or waiver is likely to result in a greater recovery on a present value basis (discounted at the related Mortgage
Rate) than would not consenting to such action and the Servicer or the Special Servicer first obtains written confirmation from each Rating Agency that such consent or grant of a waiver would not, in and of itself, result in a downgrade, qualification or withdrawal of any of the then current ratings assigned to the Certificates. Any such consent or waiver shall also satisfy the criteria set forth in Section 3.09 (b), to the extent applicable.

           (c) With respect to the Mortgage Loans that require the related Borrower to pay Rating Agency monitoring or review fees, the Servicer shall enforce the obligation of the related Borrowers to pay Rating Agency monitoring or review fees and shall remit such fees from the related Cash Collateral
Account for payment of such fees to the applicable Rating

Agencies. The Servicer shall receive bills from the Rating Agencies for monitoring, review and surveillance of the Certificates and the Mortgage Loans on behalf of Nomura Securities International, Inc. and shall promptly notify and send such bills to Nomura Securities International, Inc., Attention:
Sheryl McAfee. Nomura Securities International, Inc. will notify each Rating Agency to bill Nomura Securities International, Inc. for such services and to send such bills to the Servicer. Nomura Securities International, Inc. will pay such portion of the bill not paid from funds provided by the applicable Borrowers (as described in this section (c)) and the Servicer shall notify Nomura Securities International, Inc. of the portion of the bill that it has paid from funds collected from such Borrowers.

           (d) Prior to taking any enforcement action with respect to a Mortgage Loan secured by Mortgaged Properties located in a "one-action" state, the Servicer or Special
Servicer, as applicable, shall consult with legal counsel, the fees and expenses of which shall be an expense of the Trust Fund.

           (e) With respect to all Mortgage Loans that provide that the holder of the related Note may apply the monthly payment against principal, interest and any other sums due in the order as the holder shall determine, the Servicer shall apply such Monthly Payment to interest (other than Excess Interest or Default
Interest) under the related Mortgage Loan prior to application to principal or any other sums due.

           (f) With respect to each Mortgage Loan, neither the Servicer (nor the Special Servicer (including in its capacity as a Certificateholder, if applicable), shall take any enforcement action with respect to the payment of Excess Interest or principal in excess of the principal component of the constant Monthly Payment, other than requests for collection, until the Maturity Date of the related Mortgage Loan.

           (g) The Servicer shall not consent to a change of franchise affiliation with respect to a Mortgaged Property unless it obtains written confirmation from the Rating Agencies that such consent would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates.

           (h) The obligations of the Servicer and Special Servicer set forth in this Section 3.29 shall be subject to the operative documents with respect to the related Mortgage Loan, and the failure or inability of the related Borrower to comply with the Servicer's or the Special Servicer's direction shall not be deemed to be an Event of Default of the Servicer or the Special Servicer hereunder.

           (i) The Servicer shall be permitted, in its discretion, to waive all or any accrued Excess Interest if, prior to the related Maturity Date, the related Borrower has requested the right to prepay the Mortgage Loan in full together with all payments required by the Mortgage Loan in connection with such prepayment except for all or a portion of accrued Excess Interest, provided that the Servicer determines (taking into account the value and revenues of the related Mortgaged
Property and the ability of the Borrower to pay the Mortgage Loan (including such Excess Interest)) that (1) in the absence of the waiver of such Excess Interest, there is a reasonable likelihood that the Mortgage Loan will not be paid in full on the related Maturity Date and (2) the waiver of the right to such accrued Excess Interest is reasonably likely to produce a larger and not equivalent payment to Certificateholders (other than holders of the Class V-2 Certificates) on a present value basis than a refusal to waive the right to such Excess Interest. The Servicer will have no liability to the Trust Fund, the Certificateholders or any other person so long as such determination is based on such criteria. In no event shall such waiver of such Excess Interest be effective prior to the date of actual prepayment in full (other than such waived Excess Interest), and such waiver shall in no event be effective if such prepayment is not made.

           (j)  [Intentionally left blank]

           (k) Subject to Section 3.01 and Section 3.19(b), in determining whether to extend the term of a Management Agreement with a Manager that is an Affiliate of the related Borrower, the Servicer shall take into account the preservation and maintenance of the value of the related Mortgaged Property and any potential increase in cash flow available to pay such Mortgage Loan which would result from the replacement of the affiliated Manager with a comparable third party property manager upon expiration of the existing Management Agreement.

           (l) With respect to the Mortgage Loans that (i) require earthquake insurance, or (ii) (A) at the date of origination were secured by Mortgaged Properties on which the related Borrower maintained earthquake insurance and (B) have provisions which enable the Servicer to continue to require the related Borrower to maintain earthquake insurance, then, consistent with Section 3.08, the Servicer shall require the related Borrower to maintain such insurance in the amount, in the case of clause (i), required by the Mortgage Loan and in the amount, in the case of clause (ii), maintained at origination, in each case, to the extent such amounts are available at commercially reasonable rates.

           (m) The Servicer shall send written notice to each Borrower and the related Manager and clearing bank that, if applicable, the Servicer and/or the Trustee has been appointed as the "Designee" of the "Lender" (or equivalent terminology) under any related Lock-Box Agreement.

           (n) For any Specially Serviced Mortgage Loan and with respect to which, under the terms of the related Loan Documents, the mortgagee may, in its discretion, apply Insurance Proceeds, condemnation awards or escrowed funds to the prepayment of such loan prior to the expiration of the related Lock-out Period, the Servicer or Special Servicer, as applicable, may only require such a prepayment if the Servicer or Special Servicer, as applicable, has determined in accordance with the Servicing Standard that such prepayment is in the best interests of all Certificateholders.

           (o) If any Mortgage Loan provides that the "Lender" with respect thereto is required to purchase U.S. government obligations on behalf of the related Borrower in connection with any defeasance of the related Note, the Servicer shall purchase such obligations and effectuate such defeasance as provided in Section 3.09(e). If the Mortgage Loan requires the lender or its designee to assume such defeased obligations, the Originator shall establish a special purpose entity to assume such obligations, the establishment of which will not, as evidenced in a writing of the Rating Agencies delivered to the Trustee, in and of itself, result in the downgrade, qualification or withdrawals of the ratings then assigned to the Certificates.

           SECTION 3.30.  Residual Trigger Date.

           The Servicer shall give prompt written notice to Nomura Securities International, Inc. of each release of a Mortgaged Property pursuant to defeasance with U.S. government obligations pursuant to the terms of the related Mortgage Loan and the percentage of the aggregate then outstanding principal balance of the Mortgage Loans that is secured by U.S. government obligations after giving effect to such release. Upon the occurrence of the Residual Trigger Date, the Servicer shall give prompt written notice thereof to the Trustee, the Depositor and Nomura Securities International, Inc. Notice to Nomura Securities International, Inc. shall be sent to:

           Nomura Securities International, Inc.
           Two World Financial Center
           Building B, 21st Floor
           New York, New York  10281
           Attention:  Sheryl McAfee and
                       Perry Gershon

           SECTION 3.31.  Modifications.

           (a) During the term of a Mortgage Loan, the Special Servicer, may, consistent with the Servicing Standard, agree to modify a Mortgage Loan to reduce the amount of principal (but not interest) payable monthly on such Mortgage Loan, provided that
(a) a material default in respect of payment on such Mortgage Loan has occurred or, in the Special Servicer's reasonable and good faith judgment, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification is reasonably likely to produce a greater recovery to Certificateholders, on a net present value basis, than would liquidation; (b) the Special Servicer terminates the related manager (unless the Special Servicer determines that retaining such manager is conducive to maintaining the value of the related Mortgaged Properties); and (c) the Special Servicer may only agree to reductions of principal lasting a period of no more than twelve consecutive months and, in the aggregate, to no more than three reductions of twelve months or less each; provided, however, Certificateholders representing greater than 66 2/3% of all Voting Rights may direct the Special Servicer not to agree to any such modification. The Special Servicer shall promptly provide a copy of such proposed modification to the Servicer, the Rating Agencies and the Trustee. The Trustee shall, within two Business Days, notify, in writing, all of the Certificateholders that have Voting Rights of such proposed modification. For purposes of determining whether Certificateholders representing 66 2/3% of all Voting Rights have directed the Special Servicer not to agree to such modification, each Certificateholder shall have 15 days to respond to such notice, and any Certificateholder that has not responded within such time period shall be deemed to have consented to such modification.

           Additionally, the Special Servicer may, consistent with the Servicing Standard, agree to any modification, waiver or amendment of any term or forgive or defer interest on and principal of, and/or add collateral for, any Mortgage Loan with the consent of Certificateholders representing 100% of the Percentage Interests of the most subordinate Class of Certificates then outstanding (the "Directing Class"), subject, however, to each of the following limitations, conditions and restrictions: (a) a material default in respect of such Mortgage Loan has occurred or, in the Special Servicer's reasonable and good faith judgment, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to Certificateholders, on a net present value basis, than would liquidation; (b) no reduction in the scheduled monthly payment of interest on any Mortgage Loan as result of such modification, waiver or amendment may result in a Class Interest Shortfall to any Class other than the Directing Class, determined as of the date of such modification, waiver or amendment; (c) any reduction in the scheduled monthly payment of principal and/or interest on any Mortgage Loan must require that all cash flow on all related Mortgaged Properties in excess of amounts required to operate and maintain such Mortgaged
Properties be applied to payments of principal and interest on such Mortgage Loan; (d) the Special Servicer may only agree to reductions of principal and/or interest lasting a period of no more than twelve consecutive months and, in the aggregate, to no more than three periods of twelve months or less each; (e) the Special Servicer may not reduce any Prepayment Premium or Lock-out Period; (f) the Special Servicer may not at any time forgive principal of a Mortgage Loan to the extent that the amount forgiven, together with all amounts of principal previously forgiven pursuant to this paragraph would be in excess of (i) the Certificate Balance of the Directing Class less the sum of (ii) the aggregate amount of Delinquency Reduction Amounts and Appraisal Reduction Amounts then outstanding and (iii) the aggregate amount of Class Interest Shortfalls and Reduction Interest Shortfalls then outstanding (other than with respect to the Directing Class); and (g) the Special Servicer shall not permit any Borrower to add any real property collateral unless the Special Servicer has first determined in accordance with the Servicing Standard, based upon an environmental assessment prepared by an Independent Person who regularly conducts environmental assessments, at the expense of the Borrower, that such additional real property collateral is in compliance with applicable environmental laws and regulations and that there are no circumstances or conditions present with respect to such new collateral relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws and/or regulations. If the Certificateholders representing 100% of the Percentage Interests of the second most subordinate Class of Certificates then outstanding consent to such modification, waiver or amendment, the Directing Class for purposes of the determinations made in clauses (b) and (f) shall include the second most subordinate Class of Certificates and the amount by which principal can be reduced shall not be in excess of 80% of the aggregate principal balance of both such Classes less the items specified in clause
(f)(ii) and (f)(iii). A modification pursuant to this paragraph is not subject to the veto of Certificateholders set forth in the preceding paragraph of this Section.

           (b) Notwithstanding Section 3.31(a), the Servicer or the Special Servicer, as applicable, shall be permitted to modify, waive or amend any term of a Mortgage Loan that is not in default or as to which default is not reasonably foreseeable but only if such modification, waiver or amendment (a) would not be "significant" as such term is defined in Code Section 1001, or Treasury Regulations Section 1.860G-2(b)(3), as evidenced by an Opinion of Counsel, (b) would be in accordance with the Servicing Standard and (c) would not adversely affect in any material respect the interest of any Certificateholder not consenting thereto. The consent thereto of the majority of Percentage Interests of each Class of Certificates affected thereby or written confirmation from each Rating Agency that such modification, waiver or amendment will not result in a qualification, withdrawal or downgrading of the then current ratings assigned to the Certificates shall not be required but shall be conclusive evidence that such modification, waiver or amendment would not adversely affect in any material respect the interest of any Certificateholder not consenting thereto.

           (c) The Servicer or Special Servicer, as applicable, shall provide copies of any modifications, waivers or amendments pursuant to this Section 3.31 to each Rating Agency and to the Depositor.

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





                            ARTICLE IV

                DISTRIBUTIONS TO CERTIFICATEHOLDERS

           SECTION 4.01.  Distributions.

           (a) On each Distribution Date, to the extent of Available Funds and Prepayment Premiums, amounts held in the Lower-Tier Distribution Account shall be withdrawn and distributed on the Lower-Tier REMIC Regular Interests as follows:

                (i) The amounts and timing of principal and interest payments on each Lower-Tier REMIC Regular Interest will be identical to such amounts and timing on the corresponding Related Certificates for such Distribution Date, except that, solely for this purpose, all calculations with respect to the Related Certificates shall be made as though (i) the Class A-1A, Class A-1B, Class A-2, Class A-3, Class A- 4, Class A-5 and Class A-6 Certificate Pass-Through Rates were equal to the Weighted Average Net Mortgage Pass-Through Rate, (ii) the Class PS-1 and Class CS-1 Notional Balances were zero at all times, and (iii) any Reduction Interest Shortfall allocated to, or any restoration of amounts corresponding to such Reduction Interest Shortfall distributed on, the Class PS-1 Certificates on such Distribution Date based on notional reductions to the Certificate Balance of a Related Certificate were allocated to or distributed on, as the case may be, the Lower-Tier Regular Interest that corresponds to such Related Certificate.

                (ii) Any Prepayment Premium that is to be paid on a Regular Certificate on such Distribution Date shall be distributed pro rata to the Lower-Tier Regular Interests in proportion to their Certificate Balances outstanding as of such date.

                (iii) Realized Losses shall be allocated to, and shall reduce the Certificate Balances of, each Class of Lower-Tier Regular Interests without distribution on any Distribution Date, to the extent that the Certificate Balance of such Class exceeds the Certificate Balance of the corresponding Related Certificates because of Realized Losses allocated to such Related Certificates. Amounts recovered in respect of any amounts previously written off as Realized Losses will be distributed on the Related Lower-Tier Regular Interests, to the extent that amounts recovered in respect of any amounts previously written off as Realized Losses are distributed on the corresponding Related Certificates.

           (b)  [Intentionally left blank]

           (c)  [Intentionally left blank]

           (d) On each Distribution Date, amounts distributed on the Lower-Tier Regular Interests shall be deposited in the Upper-Tier Distribution Account. On each Distribution Date,

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





Holders of each Class of Certificates (other than the Class
R and Class LR Certificates) shall receive distributions from amounts on deposit in the Upper-Tier Distribution Account in respect of interest and principal, to the extent of Available Funds, in the amounts and in the order of priority set forth below:

         (i) First, pro rata, in respect of interest, to the Class A-1A, Class A-1B, Class PS-1 and Class CS-1 Certificates, up to an amount equal to the aggregate Class Interest Distribution Amounts of such Classes;

        (ii) Second, pro rata, to the Class A-1A, Class A-1B, Class PS-1 and Class CS-1 Certificates, in respect of interest, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Classes;

       (iii) Third, to the Class A-1A Certificates, in reduction of the Certificate Balance thereof, up to an amount equal to the Principal
                  Distribution Amount, until the Certificate
                  Balance thereof is reduced to zero;

        (iv) Fourth, to the Class A-1B Certificates, in reduction of the Certificate Balance thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Balance thereof is reduced to zero;

         (v) Fifth, to the Class A-2 Certificates, in respect of interest, up to an amount equal to the aggregate Class Interest Distribution Amount of such Class;

        (vi)      Sixth, pro rata, (A) to the Class
                  A-2 Certificates, in respect of interest, up to an amount equal to the aggre-gate unpaid Class Interest Shortfalls previously allocated to such Class,
                  (B) to the Class PS-1 Certificates in
                  respect of the Reduction Interest
                  Distribution Amount attributable to
                  the notional reduction in the
                  Certificate Balance of the Class A-2
                  Certificates as described under
                  4.01(m), up to an amount equal to the
                  aggregate Reduction Interest Distri-
                  bution Amount so attributable and
                  (C) to the Class PS-1 Certificates,
                  up to an amount equal to the
                  aggregate unpaid Reduction Interest
                  Shortfalls previously allocated to
                  such Class;

       (vii) Seventh, to the Class A-2 Certificates, in reduction of the Certificate Balance thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Balance thereof is reduced to zero;

      (viii) Eighth, to the Class A-2 Certificates, for the unreimbursed amounts of Realized Losses, if any, up to an amount equal to the Principal Distribution Amount less the portion of Principal Distribution Amount distributed pursuant to all prior clauses, an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Class;

        (ix) Ninth, to the Class A-3 Certificates, in respect of interest, up to an amount equal to the aggregate Class Interest Distribution Amount of such Class;

         (x)      Tenth, pro rata, (A) to the Class
                  A-3 Certificates, in respect of interest, up to an amount equal to the ag-gregate unpaid Class Interest Shortfalls previously allocated to such Class,
                  (B) to the Class PS-1 Certificates in
                  respect of the Reduction Interest
                  Distribution Amount attributable to
                  the notional reduction in the
                  Certificate Balance of the Class A-3
                  Certificates as described under
                  4.01(m) up to an amount equal to the
                  aggregate Reduction Interest Distri-
                  bution Amount so attributable and
                  (C) to the Class PS-1 Certificates,
                  up to an amount equal to the
                  aggregate unpaid Reduction Interest
                  Shortfalls previously allocated to
                  such Class;

        (xi) Eleventh, to the Class A-3 Certificates, in reduction of the Certificate Balance thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Balance thereof is reduced to zero;

       (xii) Twelfth, to the Class A-3 Certificates, for the unreimbursed amounts of Realized Losses, if any, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Class;

      (xiii) Thirteenth, to the Class A-4 Certificates, in respect of interest, up to an amount equal to the aggregate Class Interest Distribution Amount of such Class;

       (xiv) Fourteenth, pro rata, (A) to the Class A-4 Certificates, in respect of interest, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class, (B) to the Class PS-1 Certificates in respect of the Reduction Interest Distribution Amount attributable to the notional reduction in the Certificate Balance of the Class A-4 Certificates as described under 4.01(m) up to an amount equal to the aggregate Reduction Interest Distribution Amount so attributable and (C) to the Class PS-1 Certificates, up to an amount equal to the aggregate unpaid Reduction Interest Shortfalls previously allocated to such Class;

        (xv) Fifteenth, to the Class A-4 Certificates, in reduction of the Certificate Balance thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Balance thereof is reduced to zero;

       (xvi) Sixteenth, to the Class A-4 Certificates, for the unreimbursed amounts of Realized Losses, if any, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Class;

      (xvii) Seventeenth, to the Class A-5 Certificates, in respect of interest, up to an amount equal to the aggregate Class Interest Distribution Amount of such Class;

     (xviii) Eighteenth, to the Class A-5 Certificates, in respect of interest, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class;

       (xix) Nineteenth, to the Class A-5 Certificates, in reduction of the Certificate Balance thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Balance thereof is reduced to zero;

        (xx) Twentieth, to the Class A-5 Certificates, for the unreimbursed amounts of Realized Losses, if any, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Class;

       (xxi) Twenty-first, to the Class A-6 Certificates, in respect of interest, up to an amount equal to the aggregate Class Interest Distribution Amount of such Class;

      (xxii) Twenty-second, to the Class A-6 Certificates, in respect of interest, up to an amount equal to the aggregate unpaid Class Interest
                  Shortfalls previously allocated to such Class;

     (xxiii) Twenty-third, to the Class A-6 Certificates, in reduction of the Certificate Balance thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Balance thereof is reduced to zero;

      (xxiv) Twenty-fourth, to the Class A-6 Certificates, for the unreimbursed amounts of Realized Losses, if any, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Class;

       (xxv) Twenty-fifth, pro rata, to the Class B-1 and Class B-1H Certificates, in respect of interest, up to an amount equal to the aggregate Class Interest Distribution Amount of such Classes;

      (xxvi) Twenty-sixth, pro rata, to the Class B-1 and Class B-1H Certificates, in respect of interest, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Classes;

     (xxvii) Twenty-seventh, pro rata, to the Class B-1 and Class B-1H Certificates, in reduction of the Certificate Balance thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Balance of each such Class is reduced to zero; and

    (xxviii) Twenty-eighth, pro rata, to the Class B-1 and Class B-1H Certificates, for the unreimbursed amounts of Realized Losses, if any, up to an amount equal to the Principal Distribution Amount less the portion of Principal Distribution Amount distributed pursuant to all prior clauses, an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Classes.

           On each Distribution Date occurring on and after the Cross-over Date, regardless of the allocation of principal payments described in priorities Third and Fourth above, an amount equal to the Principal Distribution Amount will be distributed, first, to the Class A-1A and Class A-1B Certificates, pro rata, based on their respective Certificate Balances, in reduction of their respective Certificate Balances, until the Certificate Balance of each such Class is reduced to zero, and, second, to the Class A-1A and Class A-1B Certificates, for unreimbursed amounts of

Realized Losses previously allocated to such Classes, pro rata in accordance with the amount of such unreimbursed Realized
Losses so allocated.

           All references to pro rata in the preceding clauses with respect to interest and Class Interest Shortfalls shall mean pro rata based on the amount distributable pursuant to such clauses, with respect to distributions of principal other than in reimbursement of Realized Losses shall mean pro rata based on Certificate Balance, and with respect to distributions in reimbursement of Realized Losses shall mean pro rata based on the amount of unreimbursed Realized Losses previously allocated to the applicable Classes.

           (e)  [Intentionally left blank]

           (f)  [Intentionally left blank]

           (g) On each Distribution Date, following the distributions pursuant to Section 4.01(d), Prepayment Premiums will be distributed, separately from Available Funds for such Distribution Date, in the following amounts and order of priority to the extent remaining amounts of Prepayment Premium are available therefor, with respect to the Certificates of each such
Class:

                (i) First, to the Class CS-1 Certificates, an amount equal to (A) the present value (discounted at a per annum rate equal to the Discount Rate for the Class CS-1
Certificates plus the Spread Rate for the Class CS-1
Certificates) of the aggregate interest that would have been paid in respect of the Class CS-1 Certificates from the Distribution
Date occurring in the following month until the Notional Balance of the Class CS-1 Certificates would have been reduced to zero had the related prepayment not occurred, minus (B) the present value (discounted at a per annum rate equal to the Discount Rate for the Class CS-1 Certificates plus the Spread Rate for the Class CS-1 Certificates) of the aggregate interest that will be paid in respect of the Class CS-1 Certificates from the Distribution Date occurring in the following month until the Notional Balance of the Class CS-1 Certificates is reduced to zero following such prepayment (in each case, assuming all scheduled payments are timely made and no further prepayments are made except that all Mortgage Loans prepay on their respective Anticipated Repayment Dates);

                (ii) Second, to the Class PS-1 Certificates, an amount equal to (A) the present value (discounted at a per annum rate equal to the Discount Rate for the Class PS-1 Certificates plus the Spread Rate for the Class PS-1 Certificates) of the aggregate interest that would have been paid in respect of the Class PS-1 Certificates from the Distribution Date occurring in the following month until the Notional Balance of the Class PS-1 Certificates would have been reduced to zero had the related prepayment not occurred, minus (B) the present value (discounted at a per annum rate equal to the Discount Rate for the Class PS-1 Certificates plus the Spread Rate for the Class PS-1 Certificates) of the aggregate interest that will be paid in respect of the Class PS-1 Certificates from the Distribution Date occurring in the following month until the Notional Balance of the Class PS-1 Certificates is reduced to zero following such prepayment (in each case, assuming all scheduled payments are timely made and no further prepayments are made except that all Mortgage Loans prepay on their respective Anticipated Repayment Dates);

                (iii) Third, to the Class A-1A Certificates, an amount equal to (A) the present value (discounted at a per annum rate equal to the Discount Rate for the Class A-1A Certificates plus the Spread
Rate for the Class A-1A Certificates) of the aggregate principal and interest that would have been paid in respect of the Class
A-1A Certificates from the Distribution Date occurring in the following month until the Certificate Balance of the Class A-1A Certificates would have been reduced to zero had the related prepayment not occurred, minus (B) the sum of (1) the amount of such prepayment distributed in respect of the Class A-1A
Certificates and (2) the present value (discounted at a per annum rate equal to the Discount Rate for the Class A-1A Certificates plus the Spread Rate for the Class A-1A Certificates) of the aggregate principal and interest that will be paid in respect of the Class A-1A Certificates from the Distribution Date occurring in the following month until the Certificate Balance of the Class
A-1A Certificates is reduced to zero following such prepayment
(in each case, assuming all scheduled payments are timely made and no further prepayments are made except that all Mortgage
Loans prepay on their respective Anticipated Repayment Dates);
and

                (iv) Fourth, to the Class A-1B Certificates, an amount equal to (A) the present value (discounted at a per annum rate equal to the Discount Rate for the Class A-1B Certificates plus the Spread Rate for the Class A-1B Certificates) of the aggregate principal and interest that would have been paid in respect of the Class A-1B Certificates from the Distribution Date occurring in the following month until the Certificate Balance of the Class A-1B Certificates would have been reduced to zero had the related prepayment not occurred, minus (B) the sum of (1) the amount of such prepayment distributed in respect of the Class A-1B Certificates and (2) the present value (discounted at a per annum rate equal to the Discount Rate for the Class A-1B Certificates plus the Spread Rate for the Class A-1B Certificates) of the aggregate principal and interest that will be paid in respect of the Class A-1B Certificates from the Distribution Date occurring in the following month until the Certificate Balance of the Class A-1B Certificates is reduced to zero following such prepayment (in each case, assuming all scheduled payments are timely made and no further prepayments are made except that all Mortgage Loans prepay on their respective Anticipated Repayment Dates).

           In all clauses above, Prepayment Premiums will only be distributed on a Distribution Date (x) if the respective Certificate Balance or Notional Balance of the related Class is greater than zero on the last Business Day of the Interest Accrual Period ending immediately prior to such Distribution Date and (y) if the amount computed pursuant to the related clause above is greater than zero. Any Prepayment Premiums remaining following the distributions described in the preceding clauses
(i) through (iv) shall be distributed to holders of the Class B1-H Certificates regardless of whether the Certificate Balance of such Class has been reduced to zero.

           Notwithstanding the foregoing, Prepayment Premiums shall be distributed on any Distribution Date only to the extent they are received in respect of the Mortgage Loans in the related
Collection Period.

           (h) (i) On each Distribution Date, Net Default
Interest for such Distribution Date shall be distributed to the Class V-1 Certificates.

                (ii) On any applicable Distribution Date, Excess
Interest received during the preceding Collection Period shall be distributed to the Class V-2 Certificates.

           (i) The Certificate Balances of each Class of Regular Certificates (other than the Class CS-1 and Class PS-1 Certificates) will be reduced without distribution on any Distribution Date, as a write-off, to the extent of any Realized Losses allocated to such Class with respect to such date. Any such write-offs will be applied to the Classes of Regular Certificates in the following order, in each case until the Certificate Balance of such Class is reduced to zero: first, to the Class B-1 and Class B-1H Certificates, pro rata, based on their respective Certificate Balances; second to the Class A-6 Certificates; third, to the Class A-5 Certificates; fourth, to the Class A-4 Certificates; fifth, to the Class A-3 Certificates; sixth, to the Class A-2 Certificates; and seventh, pro rata, to the Class A-1A and Class A-1B Certificates, based on their respective Certificate Balances. Any amounts recovered in respect of any amounts previously written off as Realized Losses will be distributed to the Classes of Certificates described above in reverse order of allocation of Realized Losses thereto.

           Shortfalls in Available Funds resulting from additional servicing compensation other than the Servicing Fee (including interest on Advances not covered by Default Interest and interest on unpaid servicing compensation and servicing expenses to the extent expressly permitted by this Agreement), extraordinary expenses of the Trust Fund (other than indemnification expenses), a reduction of the interest rate of a Mortgage Loan by a bankruptcy court pursuant to a plan of reorganization or pursuant to any of its equitable powers or pursuant to a modification in accordance with Section 3.31 or other unanticipated or default-related expenses will be allocated to, and reduce the respective Certificate Balances of, each Class of Certificates in the same manner as Realized Losses. Prepayment Interest Shortfalls will be allocated to each Class of Certificates, pro rata, based upon the Class Interest Distribution Amount (plus the aggregate Reduction Interest Distribution Amount, in the case of the Class PS- 1 Certificates) distributable to such Class of Certificates. Shortfalls in Available Funds resulting from indemnification expenses pursuant to Section 6.03(a) shall be allocated to each Class of Certificates pro rata based upon the amount distributable to each Class and shall be allocated, first, in respect of interest and, second, in respect of principal.

           (j) All amounts distributable, or reductions allocable on account of Realized Losses, to a Class of Certificates pursuant to this Section 4.01 on each Distribution Date shall be allocated pro rata among the outstanding Certificates in each such Class based on their respective Percentage Interests. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or,

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provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance or initial Notional Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           (k) Except as otherwise provided in Section 9.01 with respect to an Anticipated Termination Date, the Trustee shall, no later than the fifteenth day of the month in the month preceding the month in which the final distribution with respect to any Class of Certificates is expected to be made, mail to each Holder of such Class of Certificates, on such date a notice to the effect that:

           (A) the Trustee reasonably expects based upon information previously provided to it that the final distribution with respect to such Class of Certificates will be made on such Distribution Date, but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

           (B) if such final distribution is made on such Distribution Date, no interest shall accrue on such Certificate, or on the Related Lower-Tier
                Regular Interests from and after such
                Distribution Date;

provided, however, that the Class V-1, Class V-2, Class R and Class LR Certificates shall remain outstanding until there is no other Class of Certificates or Lower-Tier Regular Interests outstanding and the Class B-1H Certificates shall be deemed to be outstanding so long as there are any Notes outstanding that provide for payments of Prepayment Premiums in connection with voluntary or involuntary prepayments.

           Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust for the benefit of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(k) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation to receive the final distribution with respect thereto. If within one year after the second notice not all of such Certificates shall have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates.
The costs and expenses of holding such funds in trust and of contacting such Certificateholders shall be paid out of such funds. If within two years after the second notice any such Certificates shall not have been surrendered for cancellation, the

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Paying Agent shall pay to the Trustee all amounts
distributable to the Holders thereof, and the Trustee shall thereafter hold such amounts for the benefit of such Holders until the earlier of (i) its termination as Trustee hereunder and the transfer of such amounts to a successor Trustee and (ii) the termination of the Trust Fund and distribution of such amounts to the Class R Certificateholders. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder or by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(k). Any such amounts transferred to the Trustee may be invested in Permitted Investments and all income and gain realized from investment of such funds shall be for the benefit of the Trustee. In the event the Trustee is permitted or required to invest any amounts in Permitted Investments under this Agreement, whether in its capacity as Trustee or in the event of its assumption of the duties of, or becoming the successor to, the Servicer in accordance with the terms of this Agreement, it shall invest such amounts in the following Permitted Investments and priority, in each case only for so long as any such investment shall continue to be a Permitted Investment: (1) Associates Corp. of North America Demand Notes, (2) GECC Demand Notes, (3) Dreyfus Treasury Prime Cash Management Plus and (4) if none of (1)-(3) above are available, Permitted Investments under clause (i) of the definition of Permitted Investments. The Trustee shall indemnify the related Certificateholders against any loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

           (l) Notwithstanding any provision in this Agreement to the contrary, the aggregate amount distributable to each Class pursuant to this Section 4.01 shall be reduced by the aggregate amount paid to any Person pursuant to Section 6.03 or Section 8.05(b) and (d), such reduction to be allocated among such Classes pro rata, based upon the respective amounts so distributable without taking into account the provision of this
Section 4.01(l). Such reduction of amounts otherwise distributable to a Class shall be allocated first, in respect of interest and second, in respect of principal. For purposes of determining Class Interest Shortfalls and Certificate Balances, the amount of any such reduction so allocated to a Class shall be deemed to have been distributed on such Class.

           (m) On or after any Distribution Date on which the Class A-4 Certificates are the most subordinate Class of Certificates outstanding, the Certificate Balances of the Class A-2, Class A-3 and Class A-4 Certificates will be notionally reduced on any Distribution Date to the extent of any Delinquency Reduction Amounts or Appraisal Reduction Amounts with respect to such Distribution Date; provided that (i) if a Delinquency and an Appraisal Reduction Event occur with respect to the same Distribution Date and the same Mortgage Loan, the reduction will equal the Appraisal Reduction Amount, (ii) following the occurrence of an Appraisal Reduction Event with respect to any Mortgage Loan, no further Delinquency Reduction Amounts will be applied with respect to such Mortgage Loan and any Delinquency Reduction Amounts previously applied will be reversed and (iii) for any Distribution Date, the aggregate of the Appraisal Reduction Amounts and Delinquency Reduction

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





Amounts may not exceed the Certificate Balance (as adjusted by any notional reductions) of the most subordinate Class of Certificates outstanding among the Class A-2, Class A-3 and Class A-4 Certificates. To the extent that the aggregate of the Appraisal Reduction Amounts and Delinquency Reduction Amounts for any Distribution Date do exceed such Certificate Balance, such excess will be applied, subject to any reversal described below, to notionally reduce the Certificate Balance of the next most subordinate Class of Certificates on the next Distribution Date. Any such reductions will be applied to the Class A-2, Class A-3 and Class A-4 Certificates in the following order of priority: first, to the Class A-4 Certificates; second to the Class A-3 Certificates; and finally to the Class A-2 Certificates (provided in each case that no Certificate Balance in respect of any such Class may be notionally reduced below zero). Any notional reduction of the Certificate Balance of the Class A-2, Class A-3 and Class A-4 Certificates as a result of any Delinquency or Appraisal Reduction Event with respect to a Mortgage Loan will be reversed to the extent there is a recovery of any or all of the Delinquency Reduction Amounts or a Realized Loss. Additionally, a reversal or additional reduction will occur to the extent that the Servicer's estimate of the value of the related Mortgaged Properties is less than or greater than the Appraisal Reduction Amount as adjusted to take into account a subsequent Updated Appraisal.

           SECTION 4.02. Statements to Certificateholders; Available Information; Information Furnished to Financial Market Publisher.

           (a) On each Distribution Date, the Trustee shall, based on information provided by the Servicer or provided by the Special Servicer to the Servicer (with respect to a Specially Serviced Mortgage Loan or the servicing responsibilities of the Special Servicer set forth herein) and subject to receipt thereof, prepare and forward by mail to each Holder of a Certificate, with copies to the Depositor, the Paying Agent, the Servicer, the Special Servicer, the Rating Agencies and up to three market reporting services designated by the Depositor, a statement as to such distribution (a "Monthly Distribution Statement") setting forth for each Class, as applicable:

         (i) the Principal Distribution Amount and the amount of Available Funds allocable to principal included therein;

        (ii)      The Class Interest Distribution Amount
                  distributable on such Class and the amount of Available Funds allocable thereto, together with any Class Interest Shortfall allocable to such Class;

       (iii) The amount of any P&I Advances by the Servicer, the Trustee or the Fiscal Agent included in the amounts distributed to Certificateholders not reimbursed since the previous Distribution Date;

        (iv) The Certificate Balance or Notional Balance, as applicable, of each Class after giving effect to the distribution of amounts in respect of the Principal Distribution Amount on such Distribution Date;

         (v) Realized Losses (for such month and cumulative basis) and their allocation to the Certificate Balance of any Class of Certificates;

        (vi)      The Stated Principal Balance of the Mortgage
                  Loans as of the first day of the Interest
                  Accrual Period commencing immediately prior to such Distribution Date;

       (vii) The number and aggregate principal balance of Mortgage Loans (and the identity of each related Borrower) (A) delinquent one month, (B) delinquent two months, (C) delinquent three or more months, (D) as to which foreclosure proceedings have been commenced and (E) that otherwise constitute Specially Serviced Mortgage Loans, and, with respect to each Specially Serviced Mortgage Loan, the amount of Property Advances made during the related Collection Period, the amount of the P&I Advance made with respect to such Distribution Date, the aggregate amount of Property Advances theretofore made that remain unreimbursed and the aggregate amount of P&I Advances theretofore made that remain unreimbursed;

      (viii) With respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the principal balance and appraised value (based on an Updated Appraisal, if required under Section 3.10(a)) of such Mortgage Loan as of the date it became an REO Mortgage Loan;

        (ix)      (A) For any REO Property sold during
                  the related Collection Period, the
                  date on which the Special Servicer
                  determined that a Final Recovery
                  Determination was made and the
                  amount of the proceeds of such sale
                  deposited into the Collection Ac-
                  count, (B) the aggregate amount of
                  other revenues collected by the
                  Special Servicer with respect to each
                  REO Property during the related
                  Collection Period and credited to the
                  Collection Account, in each case
                  identifying such REO Property by
                  name and (C) the appraised value
                  as determined by the most recent
                  Updated Appraisal (or annual letter
                  update thereof) of any REO
                  Property, if required under Section
                  3.10(a);

         (x) The amount of the Servicing Fee, Trustee Fee and Special Servicing Compensation paid with respect to such Distribution Date, and the amount of the additional servicing compensation described in Section 3.12(a) that was received during the related Collection Period;

        (xi) (A) The amount of Prepayment Premiums, if any, received during the related Collection Period,
                  (B) the amount of Default Interest received during the related Collection Period and the Net Default Interest for such Distribution Date and (C) the amount of Excess Interest, if any, received during the related Collection Period;

       (xii)      the outstanding principal balance and Repurchase
                  Price of any Mortgage Loan purchased or repurchased pursuant to Sections 2.03(d), 2.03(e), 3.18 or 9.01(c);

      (xiii) the amount of Prepayment Interest Shortfalls and Servicer Prepayment Interest Shortfalls with respect to such Distribution Date; and

       (xiv)      the account balance contained in the respective
                  Reserve Accounts as of the related Due Date for each Mortgage Loan.

           In the case of information furnished pursuant to subclauses
(i), (ii), (iv) and (v) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and for each Class of Certificates with a denomination of $1,000 initial Certificate Balance or Notional
Balance.

           Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Certificate (except for a Class R or Class LR Certificate) a statement containing the information set forth in subclauses (i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

           On each Distribution Date, the Trustee shall forward to each Holder of a Class R or Class LR Certificate a copy of the reports forwarded to the other Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Class R or Class LR Certificates on such Distribution Date. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

           Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Class R or Class LR Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

           (b) On or within two Business Days following each Distribution Date, the Trustee shall prepare and furnish to the Financial Market Publisher and the Underwriter, using the format and media mutually agreed upon by the Trustee, the Financial Market Publisher and the Underwriter, the following information regarding each Mortgage Loan and any other information reasonably requested by the Underwriter and available to the Trustee:

         (i)      the Loan Number;

        (ii)      each related Mortgage Rate; and

       (iii)      the principal balance as of such Distribution Date.

The Trustee shall only be obligated to deliver the statements, reports and information contemplated by Section 4.02(a) and 4.02(b) to the extent it receives the necessary underlying information from the Servicer or the Special Servicer and shall not be liable for any failure to deliver any thereof on the prescribed due dates, to the extent caused by failure to receive timely such underlying information. Nothing herein shall obligate the Trustee, the Servicer or the Special Servicer to violate any applicable law prohibiting disclosure of information with respect to any Borrower and the failure of the Trustee, the Servicer or the Special Servicer to disseminate information for such reason shall not be a breach hereof.

           SECTION 4.03.  Compliance with Withholding Requirements.

           Notwithstanding any other provision of this Agreement, the Paying Agent shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Paying Agent reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. The Paying Agent agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that is a non-U.S. Person that has furnished or caused to be furnished (i) an effective Form W-8 or Form W-9 or an acceptable substitute form or a successor form and who is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the Trust Fund or the Depositor, or (ii) an effective Form 4224 or an acceptable substitute form or a successor form. In the event the Paying Agent or its agent withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Paying Agent shall indicate the amount withheld to such Certificateholder. Any amount so withheld shall be treated as having been distributed to such Certificateholder for all purposes of this Agreement.

           SECTION 4.04.  REMIC Compliance.

           (a) The parties intend that each of the Upper-Tier REMIC and the Lower-Tier REMIC shall constitute, and that the affairs of each of the Upper-Tier REMIC and the Lower-Tier REMIC shall be conducted so as to qualify it as, a "real estate mortgage investment conduit" as defined in, and in accordance with, the REMIC Provisions, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Trustee shall, to the extent permitted by applicable law, act as agent, and is hereby appointed to act as agent, of each of the Upper-Tier REMIC and the Lower-Tier REMIC and shall on behalf of each of the Upper-Tier REMIC and the Lower-Tier REMIC: (i) prepare, sign and file, or cause to be prepared and filed, all required Tax Returns for each of the Upper-Tier REMIC and the Lower-Tier REMIC, using a calendar year as the taxable year for each of the Upper-Tier REMIC and the Lower-Tier REMIC when and as required by the REMIC Provisions and other applicable federal, state or local income tax laws; (ii) make an election, on behalf of each of the Upper-Tier REMIC

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





and the Lower-Tier REMIC, to be treated as a REMIC on Form 1066 for its first taxable year, in accordance with the REMIC Provisions;
(iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and the Internal Revenue Service and applicable state and local tax authorities all information reports as and when required to be provided to them in accordance with the REMIC Provisions of the Code and Section 4.07; (iv) if the filing or distribution of any documents of an administrative nature not addressed in clauses (i) through (iii) of this Section 4.05(a) is then required by the REMIC Provisions in order to maintain the status of the Upper-Tier REMIC or the Lower-Tier
REMIC as a REMIC or is otherwise required by the Code, prepare, sign and file or distribute, or cause to be prepared and signed and filed or distributed, such documents with or to such Persons when and as required by the REMIC Provisions or the Code or comparable provisions of state and local law; (v) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title and address of the Person that the holders of the Certificates may contact for tax information relating thereto (and the Trustee shall act as the representative of each of the Upper-Tier REMIC and the Lower-Tier REMIC for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code (and the Depositor agrees within 10 Business Days of the Closing Date to provide any information reasonably requested by the Servicer or the Trustee and necessary to make such filing); and (vi) maintain such records relating to each of the Upper-Tier REMIC and the Lower-Tier REMIC as may be necessary to prepare the foregoing returns, schedules, statements or information, such records, for federal income tax purposes, to be maintained on a calendar year and on an accrual basis. The Holder of the largest Percentage Interest in the Class R or Class LR Certificates shall be the tax matters person of the Upper-Tier REMIC or the Lower-Tier REMIC, respectively, pursuant to Treasury Regulations Section 1.860F-4(d). If more than one Holder should hold an equal Percentage Interest in the Class R or Class LR Certificates larger than that held by any other Holder, the first such Holder to have acquired such Class R or Class LR
Certificates shall be such tax matters person. The Trustee shall act as attorney-in-fact and agent for the tax matters person of each of the Upper-Tier REMIC and Lower-Tier REMIC, and each Holder of a Percentage Interest in the Class R or Class LR Certificates, by acceptance hereof, is deemed to have consented to the Trustee's appointment in such capacity and agrees to execute any documents required to give effect thereto, and any fees and expenses incurred by the Trustee in connection with any audit or administrative or judicial proceeding shall be paid by the Trust Fund. The Trustee shall not intentionally take any action or intentionally omit to take any action if, in taking or omitting to take such action, the Trustee knows that such action or omission (as the case may be) would cause the termination of the REMIC status of the Upper-Tier REMIC or the Lower-Tier REMIC or the imposition of tax on the Upper-Tier REMIC or the Lower-Tier REMIC (other than a tax on income expressly permitted or contemplated to be received by the terms of this Agreement). Notwithstanding any provision of this paragraph to the contrary, the Trustee shall not be required to take any action that the Trustee in good faith believes to be inconsistent with any other provision of this Agreement, nor shall the Trustee be deemed in violation of this paragraph if it takes any action expressly required or authorized by any other provision of this Agreement, and the Trustee shall have no responsibility or liability with respect to any act or omission of the Depositor or the Servicer which does not enable the Trustee to

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





comply with any of clauses (i) through (vi) of the fifth preceding sentence or which results in any action contemplated by clauses (i) through (iii) of the next succeeding sentence. In this regard the Trustee shall (i) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the party seeking such action shall have delivered to the Trustee an Opinion of Counsel (at such party's expense) that such occurrence would not (A) result in a taxable gain, (B) otherwise subject the Upper-Tier REMIC or Lower-Tier REMIC to tax (other than a tax at the highest marginal corporate tax rate on net income from foreclosure property), or (C) cause either the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC; and (ii) exercise reasonable care not to allow the Trust Fund to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC (provided, however, that the receipt of any income expressly permitted or contemplated by the terms of this Agreement shall not be deemed to violate this clause) and (iii) not permit the creation of any "interests," within the meaning of the REMIC Provisions, in the Upper-Tier REMIC other than the Regular Certificates and the Class R Certificates or in the Lower-Tier REMIC other than the Lower-Tier Regular Interests and the Class LR Certificates. None of the Servicer, the Special Servicer or the Depositor shall be responsible or liable for any failure by the Trustee to comply with the provisions of this Section 4.04. The Depositor, the Servicer and the Special Servicer shall cooperate in a timely manner with the Trustee in supplying any information within the Depositor's, the Servicer's or the Special Servicer's control (other than any confidential information) that is reasonably necessary to enable the Trustee to perform its duties under this
Section 4.04.

           (b) The following assumptions are to be used for purposes of determining the anticipated payments of principal and interest for calculating the original yield to maturity and original issue discount with respect to the Regular Certificates:
(i) each Mortgage Loan will pay principal and interest in accordance with its terms and scheduled payments will be timely received on their Due Dates, provided that the Mortgage Loans in the aggregate will prepay in accordance with the Prepayment Assumption; (ii) none of the Servicer, the Depositor and the Class LR Certificateholders will exercise the right described in
Section 9.01 of this Agreement to cause early termination of the Trust Fund; and (iii) no Mortgage Loan is repurchased by the Originator or the Depositor pursuant to Article II hereof.

           SECTION 4.05.  Imposition of Tax on the Trust Fund.

           In the event that any tax, including interest, penalties or assessments, additional amounts or additions to tax, is imposed on the Upper-Tier REMIC or Lower-Tier REMIC, such tax shall be charged against amounts otherwise distributable to the Holders of the Certificates; provided, that any taxes imposed on any net income from foreclosure property pursuant to Code Section 860G(d) or any similar tax imposed by a state or local jurisdiction shall instead be treated as an expense of the related REO Property in determining Net REO Proceeds with respect to the REO Property (and until such taxes are paid, the Special Servicer from time to time shall withdraw from the REO Account and transfer to the Trustee amounts reasonably determined by the Trustee to be necessary to pay such taxes, which the Trustee shall maintain in a separate, non-interest-bearing account, and the Trustee shall deposit in the Collection Account the excess determined by the Trustee from time to time of the amount in such account over the amount necessary to pay such taxes) and shall be paid therefrom; provided that any such tax imposed on net income from foreclosure property that exceeds the amount in any such reserve shall be retained from Available Funds as provided in Section 3.06(viii) and the next sentence. Except as provided in the preceding sentence, the Trustee is hereby authorized to and shall retain or cause to be retained from the Collection Account in determining the amount of Available Funds sufficient funds to pay or provide for the payment of, and to actually pay, such tax as is legally owed by the Upper-Tier REMIC or Lower-Tier REMIC (but such authorization shall not prevent the Trustee from contesting, at the expense of the Trust Fund, any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Trustee is hereby authorized to and shall segregate or cause to be segregated, into a separate non-interest bearing account, (i) the net income from any "prohibited transaction" under Code Section 860F(a) or (ii) the amount of any contribution to the Upper-Tier REMIC or Lower-Tier REMIC after the Startup Day that is subject to tax under Code Section 860G(d) and use such income or amount, to the extent necessary, to pay such tax (and return the balance thereof, if any, to the Lower-Tier Distribution Account or the Upper-Tier Distribution Account, as the case may be). To the extent that any such tax is paid to the Internal Revenue Service, the Trustee shall retain an equal amount from future amounts otherwise distributable to the Holders of the Class R or the Class LR Certificates, as the case may be, and shall distribute such retained amounts to the Holders of Regular Certificates or to the Trustee in respect of the Lower-Tier Regular Interests, as applicable, until they are fully reimbursed and then to the Holders of the Class R Certificates or the Class LR Certificates, as applicable. Neither the Servicer, the Special Servicer nor the Trustee shall be responsible for any taxes imposed on the Upper-Tier REMIC or Lower-Tier REMIC except to the extent such tax is attributable to a breach of a representation or warranty of the Servicer, the Special Servicer or the Trustee or an act or omission of the Servicer, the Special Servicer or the Trustee in contravention of this Agreement in both cases, provided, further, that such breach, act or omission could result in liability under Section 6.03, in the case of the Servicer or Section 4.04 or 8.01, in the case of the Trustee. Notwithstanding anything in this Agreement to the contrary, in each such case, the Servicer or the Special Servicer shall not be responsible for Trustee's breaches, acts or omissions, and the Trustee shall not be responsible for the breaches, acts or omissions of the Servicer or the Special Servicer.

           SECTION 4.06.  Remittances; P&I Advances.

           (a) "Applicable Monthly Payment" shall mean, for any Mortgage Loan with respect to any month, (A) if such Mortgage
Loan has been extended (other than pursuant to Section 3.31) in accordance with the terms and conditions otherwise set forth in this Agreement, the lesser of (1) the Extended Monthly Payment and (2) the Monthly Payment on the
Mortgage Loan prior to such extensions, and (B) if such Mortgage
Loan is not described by the preceding clause (A) (including any such Mortgage Loan as to which the related Mortgaged Property has become an REO Property), the Monthly Payment; provided, however, that for purposes of calculating the amount of any P&I Advance required to be made by the Servicer, the Trustee or the Fiscal Agent, notwithstanding the amount of such Applicable Monthly Payment, interest


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




shall be calculated at the Net Mortgage Pass-Through Rate plus the Trustee Fee Rate; and provided further that for purposes of determining the amount of any P&I Advance, the Monthly Payment shall be as reduced pursuant to any modification of a Mortgage
Loan pursuant to Section 3.31.

           (b) On the Servicer Remittance Date immediately preceding each Distribution Date, the Servicer shall:

         (i)      remit to the Trustee for deposit in the
                  Lower-Tier Distribution Account an amount equal to the Prepayment Premiums received by the Servicer in the Collection Period preceding such Distribution Date;

        (ii)      remit to the Trustee for deposit in the
                  Lower-Tier Distribution Account an amount equal to the Available Funds (other than the amounts referred to in clauses (iii), (iv) and (v) below);

       (iii) make a P&I Advance, by deposit into the Lower-Tier Distribution Account, in an amount equal to the sum of the Applicable Monthly Payments for each Mortgage Loan to the extent such amounts were not received on such Mortgage Loan as of the close of business on the Servicer Remittance Date (and therefore are not included in the remittance described in the preceding clause (ii));

        (iv) deposit from the portion of the aggregate Servicing Fee retained in the Collection Account pursuant to Section 3.06(iv) into the Lower-Tier Distribution Account an amount equal to the sum of any Servicer Prepayment Interest Shortfalls with respect to such Distribution Date; and

         (v) if such Servicer Remittance Date occurs in March, remit to the Trustee for deposit in the Lower-Tier Distribution Account by withdrawal from the Interest Reserve Account an amount equal the amounts described in clause (iii) of the definition of Available Funds.

           (c)  [RESERVED]

           (d) Notwithstanding Section 4.06(b)(iii), the Servicer shall (i) make only one full advance in respect of each Mortgage Loan pursuant to such Section in respect of the most subordinate Class of Certificates then outstanding and (ii) not make any P&I Advance in respect of Reduction Interest Distribution Amounts and Reduction Interest Shortfalls, and accordingly, the Servicer may reduce the aggregate amount of P&I Advances to be deposited by the Servicer on the related Servicer Remittance Date in respect of such amounts the Servicer is not required to advance. For purposes of clause (i) of the preceding sentence, the Servicer shall reduce the amount of the P&I Advance it would otherwise be required to make with respect to any Mortgage Loans that have had more than one uncured Delinquency by the lesser of (a) the total


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amount that would be distributable to the most subordinate
outstanding Class in respect of all Mortgage Loans on such Distribution Date if the Servicer were to make a full P&I Advance and (b) the amount of the delinquent Monthly Payments on such Mortgage Loans. In the event that there is more than one Mortgage Loan that has had more than one uncured Delinquency as of any Servicer Remittance Date and the amount determined pursuant to clause (b) of the preceding sentence exceeds the amount determined pursuant to clause (a) thereof, the P&I Advance that the Servicer makes in respect of such delinquent Mortgage Loans (i.e., the amount by which clause (b) exceeds clause (a)) will be deemed to have been made in respect of such delinquent Monthly Payment, pro rata in accordance with the amounts of delinquent Monthly Payments. (The first P&I Advance made by the Servicer in respect of a Mortgage Loan shall be deemed to be in respect of the most subordinate Class for purposes of clause (i) of the preceding sentence.) In addition, on any Servicer Remittance Date on which the Servicer is not required to make a P&I
Advance for the benefit of the most subordinate Class as described in the preceding sentence, the Servicer shall initially make such P&I Advance and shall, immediately subsequent to the making of the P&I Advance on such Servicer Remittance Date, reimburse itself for such P&I Advance from amounts otherwise distributable to such most subordinate Class on the related Distribution Date (such amount of reimbursement, the "Subordinate Class Advance Amount"). The Trustee shall provide to the Servicer written statements one Business Day prior to the Servicer Remittance Date listing (i) the aggregate Reduction Interest Distribution Amounts and Reduction Interest Shortfalls for such Distribution Date and (ii) the amounts otherwise distributable on such date to the Holders of the most subordinate Class of Certificates.

           (e) The Servicer shall not be required or permitted to make an advance for Excess Interest or Default Interest or in respect of Reduction Interest Distribution Amounts and Reduction Interest Shortfalls. The amount required to be advanced in respect of Applicable Monthly Payments on Mortgage Loans that have been subject to an Appraisal Reduction Event will equal the product of (a) the amount required to be advanced by the Servicer without giving effect to such Appraisal Reduction Amounts and (b) a fraction, the numerator of which is the Stated Principal Balance of the Mortgage Loan as of the first day of the Interest Accrual Period commencing immediately prior to the related Distribution Date less any Appraisal Reduction Amounts thereof and the denominator of which is the Stated Principal Balance as of such date.

           (f) Any amount advanced by the Servicer pursuant to
Section 4.06(b)(iii) shall constitute a P&I Advance for all purposes of this Agreement and the Servicer shall be entitled to reimbursement (with interest at the Advance Rate) thereof to the full extent as otherwise set forth in this Agreement.

           (g) If as of 9:00 A.M., New York City time, on any Distribution Date the Servicer shall not have made the P&I
Advance required to have been made on the related Servicer Remittance Date pursuant to Section 4.06(b)(iii), the Trustee shall immediately notify the Fiscal Agent by telephone promptly confirmed in writing, and the Trustee shall no later than 11:00 a.m., New York City time, on such Business Day deposit into the Lower-Tier Distribution Account in immediately available funds an amount equal to the P&I Advances otherwise required to have been made by the Servicer. If the Trustee fails to make any P&I Advance

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





required to be made under this Section 4.06, the Fiscal
Agent shall make such P&I Advance not later than 1:00 p.m., New
York City time, on such Business Day and, thereby, the Trustee shall not be in default under this Agreement.

           (h) None of the Servicer, the Trustee or the Fiscal Agent shall be obligated to make a P&I Advance as to any Monthly Payment or Extended Monthly Payment on any date on which a P&I Advance is otherwise required to be made by this Section 4.06 if the Servicer, the Trustee or Fiscal Agent, as applicable, determines that such advance will be a Nonrecoverable Advance. The Servicer shall be required to provide notice to the Trustee and the Fiscal Agent on or prior to the Servicer Remittance Date of any such non-recoverability determination made on or prior to such date. The Trustee and the Fiscal Agent shall be entitled to rely, conclusively, on any determination by the Servicer that a P&I Advance, if made, would be a Nonrecoverable Advance (and with respect to a P&I Advance, the Trustee or the Fiscal Agent, as applicable, shall rely on the Servicer's determination that the Advance would be a Nonrecoverable Advance if the Trustee or Fiscal Agent, as applicable, determines that it does not have sufficient time to make such determination); provided, however, that if the Servicer has failed to make a P&I Advance for reasons other than a determination by the Servicer that such Advance would be a Nonrecoverable Advance, the Trustee or Fiscal Agent, as applicable, shall make such advance within the time periods required by Section 4.06(g) unless the Trustee or the Fiscal Agent, in good faith, makes a determination prior to the times specified in Section 4.06(g) that such advance would be a Nonrecoverable Advance. The Trustee and the Fiscal Agent, in determining whether or not an Advance previously made is, or a proposed Advance, if made, would be, a Nonrecoverable Advance shall be subject to the standards applicable to the Servicer hereunder.

           (i) The Servicer, the Trustee or the Fiscal Agent, as applicable, shall be entitled to the reimbursement of P&I Advances it makes to the extent permitted pursuant to Section 3.06(ii) of this Agreement together with any related Advance Interest Amount in respect of such P&I Advances to the extent permitted pursuant to Section 3.06(iii) and the Servicer and Special Servicer hereby covenant and agree to promptly seek and effect the reimbursement of such Advances from the related Borrowers to the extent permitted by applicable law and the related Mortgage Loan.

           SECTION 4.07.  Grantor Trust Reporting.

           The parties intend that the portions of the Trust Fund consisting of (i) the Default Interest and the Default Interest Distribution Account and (ii) the Excess Interest and the Excess Interest Distribution Account shall constitute, and that the affairs of the Trust Fund (exclusive of the Trust REMICs) shall be conducted so as to qualify such portion as, a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Trustee shall furnish or cause to be furnished to Certificateholders and shall file or cause to be filed with the Internal Revenue Service together with Form 1041 or such other form as may be applicable, (i) to the Holders of the Class V-1 Certificates, income with respect to their allocable share of Default Interest and the amount of any interest on unreimbursed Advances payable to the Servicer, the Trustee and the Fiscal Agent,


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




as applicable, therefrom pursuant to Section 3.06(iii), and (ii) to the Holders of the Class V-2 Certificates, income with respect to their allocable share of Excess Interest at the time or times and in the manner required by the Code.



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                             ARTICLE V

                         THE CERTIFICATES

          SECTION 5.01.   The Certificates.

           The Certificates consist of the Class A-1A
Certificates, the Class A-1B Certificates, the Class PS-1
Certificates, the Class CS-1 Certificates, the Class A-2
Certificates, the Class A-3 Certificates, the Class A-4
Certificates, the Class A-5 Certificates, the Class A-6
Certificates, the Class B-1 Certificates, the Class B-1H
Certificates, the Class V-1 Certificates, the Class V-2
Certificates, the Class R Certificates and the Class LR
Certificates.

           The Class A-1A, the Class A-1B, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1, Class B-1H, Class V-1, Class V-2, Class R and Class LR Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-15, respectively. The Certificates of each Class will be issuable in registered form only, in minimum denominations of authorized initial Certificate Balance or Notional Balance, as applicable, as described in the succeeding table, and multiples of $1 in excess thereof (or such lesser amount if the Certificate Balance or Notional Balance is not a multiple of $1) except that, in the case of the Class PS-1 Certificates, one Individual Certificate with an initial Notional Balance of $.79 may be issued. With respect to any Certificate or any beneficial interest in a Certificate, the "Denomination" thereof shall be (i) the amount (A) set forth on the face thereof or (B) in the case of any Global Certificate, set forth on a schedule attached thereto or, in the case of any beneficial interest in a Global Certificate, the product of the Percentage Interest represented by such beneficial interest and the amount set forth on such schedule of the related Global Certificate,
(ii) expressed in terms of initial Certificate Balance or Notional Balance, as applicable, and (iii) be in an authorized denomination, as set forth below. With respect to the Class B-1 Certificates, on the Closing Date, the Trustee or the Authenticating Agent shall execute and authenticate and the Certificate Registrar shall deliver (i) a Rule 144A global Class B-1 Certificate (the "Rule 144A Global Certificate") in definitive, fully registered form without interest coupons, (ii) a Regulation S global Class B-1 Certificate (the "Regulation S Global Certificate") in definitive, fully registered form without interest coupons or (iii) one or more, if any, Individual Certificates, in each case substantially in the form of Exhibit A-10 hereto. Each Certificate will share ratably in all rights of the related Class. The Class B-1H Certificates shall be issuable in a single Individual Certificate evidencing its aggregate initial Certificate Balance. The Class V-1, Class V-2, Class R and LR Certificates will each be issuable in one or more Individual Certificates in minimum denominations of 5% Percentage Interests and integral multiples of a 1% Percentage Interest in excess thereof and together aggregating the entire 100% Percentage Interest in each such Class.

                                      Aggregate
                                      Denominations
                                      of all Certificates
                                      of Class (in Initial
                    Minimum           Certificate Balance
        Class       Denomonation      or Notional Balance)
        -----       ------------      --------------------
        A-1A       $  50,000.00       $   115,435,756
        A-1B       $  50,000.00       $   214,279,224
        PS-1       $  50,000.00*      $   499,568,151.79
        CS-1       $  50,000.00       $   115,435,756
        A-2        $  50,000.00       $    42,463,292
        A-3        $  50,000.00       $    39,965,452
        A-4        $  50,000.00       $    37,467,611
        A-5        $  50,000.00       $    27,476,248
        A-6        $  50,000.00       $     9,991,363
        B-1        $  50,000.00       $    12,488,205
        B-1H       $   1,000.79       $         1,000.79

----------------
 * One Individual Certificate with an initial Notional Balance of $.79 may be issued.

           The Global Certificates shall be issued as one or more certificates registered in the name of a nominee designated by the Depository, and Beneficial Owners shall hold interests in the Global Certificates through the book-entry facilities of the Depository in the minimum Denominations and aggregate Denominations and Classes as set forth above.

           The Global Certificates shall in all respects be entitled to the same benefits under this Agreement as Individual
Certificates authenticated and delivered hereunder.

           Except insofar as pertains to any Individual
Certificate, the Trust Fund, the Paying Agent and the Trustee may for all purposes (including the making of payments due on the Global Certificates and the giving of notice to Holders thereof) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Global Certificates for the purposes of exercising the rights of Certificateholders hereunder; provided, however, that, for purposes of providing information pursuant to Section 3.22 or transmitting communications pursuant to Section 5.05(a), to the extent that the Depositor has provided the Trustee with the names of Certificateholders (even if such Certificateholders hold their Certificates through the Depository), the Trustee shall provide such information to such Certificateholders directly. The rights of Beneficial Owners with respect to Global Certificates shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except in the limited circumstances described below, Beneficial
Owners of Public Global Certificates shall not be entitled to physical certificates for the Public Global Certificates as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Global
Certificates shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. Subject to the restric-tions on transfer set forth in Section 5.02 and Applicable Procedures, a Beneficial Owner of a Private Global Certificate may request that the Depositor, or an agent thereof, cause the Depository (or any Agent Member) to notify the Certificate Registrar and the Certi-ficate Custodian in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Upon receipt of such a request and payment by the related Beneficial Owner of any attendant expenses, the Depositor shall cause the issuance and delivery of such Individual Certificates. The
Certificate Registrar may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date. Without the written consent of the Depositor and the Certificate Registrar, no Global Certificate may be transferred by the Depository except to a successor Depository that agrees to hold the Global Certificates for the account of the Beneficial
Owners.

           Any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage.

           The Global Certificates (i) shall be delivered by the Certificate Registrar to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and in either case shall be registered in the name of Cede & Co. and (ii) shall bear a legend substantially to the following effect:

           "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Certificate Registrar for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

           The Global Certificates may be deposited with such other Depository as the Certificate Registrar may from time to time designate, and shall bear such legend as may be appropriate.

           If (i) the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able properly to discharge its responsibilities as Depository, and the Trustee is unable to locate a qualified successor, (ii) the Depositor or the Trustee, at its sole option, elects to terminate the book-entry system through the Depository with respect to all or any portion of any Class of Certificates or (iii) after the occurrence of an Event of Default, Beneficial Owners owning not less than a majority in Certificate Balance or Notional Balance, as applicable, of the Global Certificate for any Class then outstanding advise the Depository through Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interest of the Beneficial Owner or Owners of such Global Certificate, the

Trustee shall notify the affected Beneficial Owners through the Depository of the occurrence of such event and the availability of Individual Certificates to such Beneficial Owner or Owners requesting them. Upon surrender to the Trustee of Global Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Individual Certificates. Neither the Trustee, the Fiscal Agent, the Certificate Registrar, the Servicer, the Special Servicer nor the Depositor shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions. Upon the issuance of Individual Certificates, the Trustee, the Fiscal Agent, the Certificate Registrar, the Servicer, the Special Servicer, and the Depositor shall recognize the Holders of Individual Certificates as Certificateholders hereunder.

           If the Trustee, its agents or the Servicer or Special Servicer has instituted or has been directed to institute any judicial proceeding in a court to enforce the rights of the Certificateholders under the Certificates, and the Trustee, the Servicer or the Special Servicer has been advised by counsel that in connection with such proceeding it is necessary or appropriate for the Trustee, the Servicer or the Special Servicer to obtain possession of the Certificates, the Trustee, the Servicer or the Special Servicer may in its sole discretion determine that the Certificates represented by the Global Certificates shall no longer be represented by such Global Certificates. In such event, the Trustee or the Authenticating Agent will execute and authenticate and the Certificate Registrar will deliver, in exchange for such Global Certificates, Individual Certificates (and if the Trustee or the Certificate Custodian has in its possession Individual Certificates previously executed, the Authenticating Agent will authenticate and the Certificate Registrar will deliver such Certificates) in a Denomination equal to the aggregate Denomination of such Global Certificates.

           If the Trust Fund ceases to be subject to Section 13 or 15(d) of the Exchange Act, the Trustee shall make available to each Holder of a Class B-1, Class B-1H, Class V-1, Class V-2, Class R or Class LR Certificate, upon request of such a Holder, information substantially equivalent in scope to the information currently filed by the Servicer with the Commission pursuant to the Exchange Act, plus such additional information required to be provided for securities qualifying for resales under Rule 144A under the Act which information shall be provided on a timely basis to the Trustee by the Servicer.

           For so long as the Class B-1, Class B-1H, Class V-1, Class V-2, Class R or Class LR Certificates remain outstanding, neither the Depositor nor the Trustee nor the Certificate Registrar shall take any action which would cause the Trust Fund to fail to be subject to Section 15(d) of the Exchange Act.

           Each Certificate may be printed or in typewritten or similar form, and each Certificate shall, upon original issue, be executed and authenticated by the Trustee or the Authenticating Agent and delivered to the Depositor. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee or Authenticating Agent by an authorized officer or signatory. Certificates bearing the signature of an individual who was at any time the proper officer or signatory of the Trustee or Authenticating Agent shall bind the Trustee or

Authenticating Agent, notwithstanding that such individual has ceased to hold such office or position prior to the delivery of such Certificates or did not hold such office or position at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication in the form set forth in Exhibits A-1 through A-15 executed by the Authenticating Agent by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

           SECTION 5.02.  Registration, Transfer and Exchange
                          of Certificates.

           (a) The Trustee shall keep or cause to be kept at the Corporate Trust Office books (the "Certificate Register") for the registration, transfer and exchange of Certificates (the Trustee, in such capacity, being the "Certificate Registrar"). The names and addresses of all Certificateholders and the names and addresses of the transferees of any Certificates shall be registered in the Certificate Register; provided, however, in no event shall the Certificate Registrar be required to maintain in the Certificate Register the names of the individual participants holding beneficial interests in the Trust Fund through the Depository. The Person in whose name any Certificate is so registered shall be deemed and treated as the sole owner and Holder thereof for all purposes of this Agreement and the Certificate Registrar, the Servicer, the Trustee, any Paying Agent and any agent of any of them shall not be affected by any notice or knowledge to the contrary. An Individual Certificate is transferable or exchangeable only upon the surrender of such Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements of this Section 5.02. Upon request of the Trustee, the Certificate Registrar shall provide the Trustee with the names, addresses and Percentage Interests of the Holders.

           (b) Upon surrender for registration of transfer of any Individual Certificate, subject to the applicable requirements of this Section 5.02, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination as the Individual Certificate being surrendered. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e). Each Certificate surrendered for registration of transfer shall be canceled and subsequently destroyed by the Certificate Registrar. Each new Certificate issued pursuant to this Section 5.02 shall be registered in the name of any Person as the transferring Holder may request, subject to the applicable provisions of this Section 5.02.

           (c) In addition to the applicable provisions of this
Section 5.02 and the rules of the Depository, the exchange, transfer and registration of transfer of Individual Certificates (other than the one Class PS-1 Certificate initially issued as an Individual Certificate) or beneficial interests in the Private Global Certificates shall be subject to the following restrictions.

                (i)  Transfers between Holders of Individual
           Certificates. With respect to the transfer and regis-tration of transfer of an Individual Certificate representing an interest in the Class B-1, Class
           B-1H, Class V-1, Class V-2, Class R or Class
           LR Certificates to a transferee that takes delivery in the form of an Individual Certificate:

                     (A) The Certificate Registrar shall register
                the transfer of an Individual Certificate if the requested transfer is being made by a transferee who has provided the Certificate Registrar with an Investment Representation Letter substantially in the form of Exhibit D-1 hereto (an "Investment Representation Letter"), to the effect that the transfer is being made to a Qualified Institutional Buyer in accordance with Rule 144A;

                     (B) The Certificate Registrar shall register
                the transfer of an Individual Certificate pursuant to Regulation S after the expiration of the Restricted Period if (1) the transferor has provided the Certificate Registrar with a Regulation S Transfer Certificate substantially in the form of Exhibit G hereto (a "Regulation S Transfer Certificate"), and (2) the transferee furnishes to the Certificate Registrar an Investment Representation Letter; and

                     (C) The Certificate Registrar shall register
                the transfer of an Individual Certificate if prior to the transfer such transferee furnishes to the Certificate Registrar (1) an Investment Representation Letter to the effect that the transfer is being made to an Institutional Accredited Investor in accordance with an applicable exemption under the Act, and (2) an opinion of counsel acceptable to the Certificate Registrar that such transfer is in compliance with the Act;

           and, in each case the Certificate Registrar shall register the transfer of an Individual Certificate only if prior to the transfer the transferee furnishes to the Certificate Registrar a written undertaking by the transferor to reimburse the Trust for any costs incurred by it in connection with the proposed transfer.
           In addition, the Certificate Registrar may, as a condition of the registration of any such transfer, require the transferor to furnish such other certificates, legal opinions or other information (at the transferor's expense) as the Certificate Registrar may reasonably require to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act and other applicable laws.

                (ii) Transfers within the Private Global
           Certificates. Notwithstanding any provision to the contrary herein, so long as a Private Global Certificate remains outstanding and is held by or on behalf of the Depository, transfers within the Private Global Certificates shall only be made in accordance with this Section 5.02(c)(ii).

                     (A) Rule 144A Global Certificate to Regulation S Global Certificate During the Restricted Period. If, during the Restricted Period, a Beneficial Owner of an interest in a Rule 144A Global Certificate wishes at any time to transfer its beneficial interest in such Rule 144A Global Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in the related Regulation S Global Certificate, such Beneficial Owner may, in addition to complying with all applicable rules and procedures of the Depository and CEDEL or Euroclear applicable to transfers by their respective participants (the "Applicable Procedures"), transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in the Regulation S Global Certificate only upon compliance with the provisions of this Section 5.02(c)(ii)(A). Upon receipt by the Certificate Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Certificate Registrar to credit or cause to be credited to another specified Agent Member's account a beneficial interest in the Regulation S Global Certificate in an amount equal to the Denomination of the beneficial interest in the Rule 144A Global Certificate to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or CEDEL account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest, (3) a certificate in the form of Exhibit K hereto given by the Beneficial Owner that is transferring such interest and (4) a certificate in the form of Exhibit N hereto given by the transferee, the Certificate Registrar shall instruct the
                Depository or the Certificate Custodian, as applicable, to reduce the Denomination of the Rule 144A Global Certificate by the Denomination of the beneficial interest in the Rule 144A
                Global Certificate to be so transferred and, concurrently with such reduction, to increase the Denomination of the Regulation S Global
                Certificate by the Denomination of the beneficial interest in the Rule 144A Global Certificate to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be an Agent
                Member acting for or on behalf of Euroclear or CEDEL, or both, as the case may be) a beneficial interest in the Regulation S Global Certificate having a Denomination equal to the amount by which the Denomination of the Rule 144A Global Certificate was reduced upon such transfer.

                     (B) Rule 144A Global Certificate to
                Regulation S Global Certificate After the
                Restricted Period. If, after the Restricted
                Period, a Beneficial Owner of an interest in a Rule 144A Global Certificate wishes at any time to transfer its beneficial interest in such Rule 144A Global Certificate to a Person who wishes to take delivery thereof in the form of a

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





                beneficial interest in the Regulation S Global Certificate, such holder may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in the Regulation
                S Global Certificate only upon compliance with the provisions of this Section 5.02(c)(ii)(B). Upon receipt by the Certificate Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Certificate Registrar to credit or cause to be credited to another specified Agent Member's account a beneficial interest in the Regulation S Global Certificate in an amount equal to the Denomination of the beneficial interest in the Rule 144A Global Certificate to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or CEDEL account, as the case may
                be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest, and (3) a certificate in the form of Exhibit L hereto given by the Beneficial Owner that is transferring such interest, the Certificate Registrar shall instruct the
                Depository or the Certificate Custodian, as applicable, to reduce the Denomination of the Rule 144A Global Certificate by the aggregate Denomination of the beneficial interest in the Rule 144A Global Certificate to be so transferred and, concurrently with such reduction, to increase the Denomination of the Regulation S
                Global Certificate by the aggregate Denomination of the beneficial interest in the Rule 144A
                Global Certificate to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be an Agent Member acting for or on behalf of Euroclear or CEDEL, or both, as the case may
                be) a beneficial interest in the Regulation S
                Global Certificate having a Denomination equal to the amount by which the Denomination of the Rule
                144A Global Certificate was reduced upon such transfer.

                     (C) Regulation S Global Certificate to Rule
                144A Global Certificate. If the Beneficial Owner of an interest in a Regulation S Global Certificate wishes at any time to transfer its beneficial interest in such Regulation S Global Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Certificate, such holder may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in the Rule 144A Global Certificate only upon compliance with the provisions of this Section 5.02(c)(ii)(C). Upon receipt by the Certificate Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Certificate Registrar to credit or cause to be credited to another specified Agent Member's account a beneficial interest in the Rule 144A Global Certificate in an amount equal to the Denomination of the beneficial interest in the Regulation S Global Certificate to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent
                Member (or, if such account is held for Euroclear or CEDEL, the Euroclear or CEDEL account, as the case may be) to be debited for, such beneficial interest, and (3) with respect to a transfer of a beneficial interest in the Regulation S Global Certificate for a beneficial interest in the related Rule 144A Global Certificate (i) during the Restricted Period, a certificate in the form of Exhibit M hereto given by the holder of such beneficial interest, or (ii) after the Restricted Period, an Investment Representation Letter from the transferee to the effect that such transferee is a Qualified Institutional Buyer, the Certificate Registrar shall instruct the Depository or the Certificate Custodian, as applicable, to reduce the Denomination of the Regulation S Global Certificate by the Denomination of the beneficial interest in the Regulation S Global Certificate to be transferred, and, concurrently with such reduction, to increase the Denomination of the Rule 144A Global Certificate by the aggregate Denomination of the beneficial interest in the Regulation S Global Certificate to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be an Agent Member acting for or on behalf of Euroclear or CEDEL, or both, as the case may be) a beneficial interest in the Rule 144A Global Certificate having a Denomination equal to the amount by which the Denomination of the Regulation S Global Certificate was reduced upon such transfer.

                     (D) Transfers Within Regulation S Global
                Certificate During Restricted Period. If, during the Restricted Period, the Beneficial Owner of an interest in a Regulation S Global Certificate wishes at any time to transfer its beneficial interest in such certificate to a Person who wishes to take delivery thereof in the form of such Regulation S Global Certificate, such
                Beneficial Owner may transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in such Regulation
                S Global Certificate only upon compliance with the provisions of this Section 5.02(c)(ii)(D) and all Applicable Procedures. Upon receipt by the Certificate Registrar at its Corporate Trust
                Office of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Certificate Registrar to credit or cause to be credited to another specified Agent Member's account a beneficial interest in such Regulation S Global Certificate in an amount equal to the Denomination of the beneficial interest to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (or, if such account is held for Euroclear or CEDEL, the Euroclear or CEDEL account, as the case may be) to be debited for, such beneficial interest and (3) a certificate in the form of Exhibit N hereto given by the transferee, the Certificate Registrar shall instruct the
                Depository or the Certificate Custodian, as applicable, to credit or cause to be credited to the account of the Person specified in such instructions (who shall be an Agent Member acting for or on behalf of Euroclear or CEDEL, or both, as the case may be) a beneficial interest in the Regulation S Global Certificate having a
                Denomination equal to the amount specified in such instructions by which the account to be debited was reduced upon such transfer.

                (iii) Transfers from the Private Global
           Certificates to Individual Certificates. Any and all transfers from a Private Global Certificate to a transferee wishing to take delivery in the form of an Individual Certificate will require the transferee to take delivery subject to the restrictions on the transfer of such Individual Certificate described on the face of such Certificate, and such transferee agrees that it will transfer such Individual Certificate only as provided therein and herein. No such transfer shall be made and the Certificate Registrar shall not register any such transfer unless such transfer is made in accordance with this Section 5.02(c)(iii).

                     (A) Transfers of a beneficial interest in a
                Private Global Certificate to an Institutional Accredited Investor will require delivery in the form of an Individual Certificate and the Certificate Registrar shall register such transfer only upon compliance with the provisions of Section 5.02(c)(i)(C).

                     (B) Transfers of a beneficial interest in a
                Private Global Certificate to a Qualified
                Institutional Buyer or a Regulation S Investor wishing to take delivery in the form of an Individual Certificate will be registered by the Certificate Registrar only upon compliance with the provisions of Sections 5.02(c)(i)(A) and (B), respectively.

                     (C) Notwithstanding the foregoing, no
                transfer of a beneficial interest in a Regulation S Global Certificate to an Individual Certificate pursuant to subparagraph (B) above shall be made prior to the expiration of the Restricted Period.

                Upon acceptance for exchange or transfer of a beneficial interest in a Private Global Certificate for an Individual Certificate, as provided herein, the Certificate Registrar shall endorse on the schedule affixed to the related Private Global Certificate (or on a continuation of such schedule affixed to such Private Global Certificate and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and a decrease in the Denomination of such Private Global Certificate equal to the Denomination of such Individual Certificate issued in exchange therefor or upon transfer thereof. Unless determined otherwise by the Certificate Registrar in accordance with applicable law, an Individual Certificate issued upon transfer of or exchange for a beneficial interest in the Private Global Certificate shall bear the Securities Legend.

                (iv) Transfers of Individual Certificates to the Private Global Certificates. If a Holder of an Individual Certificate wishes at any time to transfer such Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in the related Regulation S
           Global Certificate or the related Rule 144A Global
           Certificate, such transfer may be effected only in accordance with the Applicable Procedures and this
           Section 5.02(c)(iv). Upon receipt by the Certificate
           Registrar at the Corporate Trust Office of (1) the
           Individual Certificate to be transferred with an assignment and transfer pursuant to Section 5.02(a),
           (2) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Certificate Registrar to credit or cause to be credited to another specified Agent Member's account a beneficial interest in such Regulation S Global
           Certificate or such Rule 144A Global Certificate, as the case may be, in an amount equal to the Denomination of the Individual Certificate to be so transferred, (3) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, in the case of any transfer pursuant to Regulation S, the Euroclear or CEDEL account, as the case may be) to be credited with such beneficial interest, and (4) (x) an Investment Representation Letter from the transferee and (if delivery is to be taken in the form of a beneficial interest in the Regulation S Global
           Certificate) a Regulation S Transfer Certificate from the transferor or (y) an Investment Representation
           Letter from the transferee to the effect that such transferee is a Qualified Institutional Buyer (if delivery is to be taken in the form of a beneficial interest in the Rule 144A Global Certificate), the Certificate Registrar shall cancel such Individual
           Certificate, execute and deliver a new Individual
           Certificate for the Denomination of the Individual
           Certificate not so transferred, registered in the name of the Holder, and the Certificate Registrar shall instruct the Depository or the Certificate Custodian, as applicable, to increase the Denomination of the Regulation S Global Certificate or the Rule 144A
           Global Certificate, as the case may be, by the Denomination of the Individual Certificate to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who, in the case of any increase in the Regulation S Global Certificate during the Restricted
           Period, shall be an Agent Member acting for or on behalf of Euroclear or CEDEL, or both, as the case may
           be) a corresponding Denomination of the Rule 144A
           Global Certificate or the Regulation S Global
           Certificate, as the case may be.

                It is the intent of the foregoing that under no circumstances may an Institutional Accredited Investor that is not a Qualified Institutional Buyer take delivery in the form of a beneficial interest in a Private Global Certificate.

                (v) All Transfers. An exchange of a beneficial interest in a Private Global Certificate for an Individual Certificate or Certificates, an exchange of an Individual Certificate or Certificates for a beneficial interest in the Private Global Certificate and an exchange of an Individual Certificate or Certificates for another Individual Certificate or Certificates (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and in the case of the Private Global Certificates, so long as the Private Global Certificates remain outstanding and are held by or on behalf of the Depository), may be made only in accordance with this Section 5.02 and in accordance with the rules of the Depository and Applicable Procedures.

           (d) If Certificates are issued upon the transfer, exchange or replacement of Certificates not bearing the Securities Legend, the Certificates so issued shall not bear the Securities Legend. If Certificates are issued upon the transfer, exchange or replacement of Certificates bearing the Securities Legend, or if a request is made to remove the Securities Legend on a Certificate, the Certificates so issued shall bear the Securities Legend, or the Securities Legend shall not be removed, as the case may be, unless there is delivered to the Certificate Registrar such satisfactory evidence, which may include an opinion of counsel (at the expense of the party requesting the removal of such legend) familiar with United States securities laws, as may be reasonably required by the Certificate Registrar, that neither the Securities Legend nor the restrictions on transfers set forth therein are required to ensure that transfers of any Certificate comply with the provisions of Rule 144A or Rule 144 under the Act or that such Certificate is not a "restricted security" within the meaning of Rule 144 under the Act. Upon provision of such satisfactory evidence, the Certificate Registrar shall execute and deliver a Certificate that does not bear the Securities Legend.

           (e) Subject to the restrictions on transfer and exchange set forth in this Section 5.02, the Holder of any Individual Certificate may transfer or exchange the same in whole or in part (with a Denomination equal to any authorized Denomination) by surrendering such Certificate at the Corporate Trust Office or at the office of any transfer agent appointed as provided under this Agreement, together with an instrument of assignment or transfer (executed by the Holder or its duly authorized attorney), in the case of transfer, and a written request for exchange in the case of exchange. Following a proper request for transfer or exchange, the Certificate Registrar shall, within five Business Days of such request if made at such Corporate Trust Office, or within ten Business Days if made at the office of a transfer agent (other than the Certificate Registrar), execute and deliver at the Corporate Trust Office or at the office of such transfer agent, as the case may be, to the transferee (in the case of transfer) or Holder (in the case of exchange) or send by first class mail (at the risk of the transferee in the case of transfer or Holder in the case of exchange) to such address as the transferee or Holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate

Denomination and in such Denomination or Denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Corporate Trust Office or at the office of a transfer agent by the registered Holder in person, or by a duly authorized attorney-in-fact. The Certificate Registrar may decline to accept any request for an exchange or registration of transfer of any Certificate during the period of fifteen days preceding any Distribution Date.

           (f) An Individual Certificate (other than an
Individual Certificate issued in exchange for a beneficial interest in a Public Global Certificate pursuant Section 5.01) or a beneficial interest in a Private Global Certificate may only be transferred to Eligible Investors, as described herein. In the event that a Responsible Officer of the Certificate Registrar becomes aware that such an Individual Certificate or beneficial interest in a Private Global Certificate is being held by or for the benefit of a Person who is not an Eligible Investor, or that such holding is unlawful under the laws of a relevant jurisdiction, then the Certificate Registrar shall have the right to void such transfer, if permitted under applicable law, or to require the investor to sell such Individual Certificate or beneficial interest in a Private Global Certificate to an Eligible Investor within fourteen days after notice of such determination and each Certificateholder by its acceptance of a Certificate authorizes the Certificate Registrar to take such action.

           (g) Subject to the provisions of this Section 5.02 regarding transfer and exchange, transfers of the Global Certificates shall be limited to transfers of such Global Certificates in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor's nominee.

           (h) No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in this Section
5.02 other than for transfers to Institutional Accredited Investors, as provided herein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

           (i) The Certificate Registrar may as a condition of the registration of any transfer of the Class B-1H, Class V-1, Class V-2, Class R and Class LR Certificates require the transferor to furnish other certifications, legal opinions or other information (at the transferor's expense) as it may reasonably require to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act and other applicable laws.

           (j) Neither the Depositor, the Servicer, the Trustee nor the Certificate Registrar is obligated to register or qualify the Class B-1, Class B-1H, Class V-1, Class V-2, Class R or Class LR Certificates under the Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Servicer, the Trustee and the Certificate
Registrar against any loss, liability or expense that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

           (k) No transfer of any Class A-2, Class A-3, Class
A-4, Class A-5, Class A-6, Class B-1, Class B-1H, Class V-1,
Class V-2, Class R or Class LR Certificate (each, a "Restricted
Certificate") shall be made to (i) an employee benefit plan or other retirement arrangement, including an individual retirement account or a Keogh plan, which is subject to the fiduciary responsibility provisions of ERISA, or Section 4975 of the Code, or any federal, state or local law ("Similar Law"), which is to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or (ii) a collective investment fund in which a Plan is invested, an insurance company that is using the assets of any insurance company separate account or general account in which the assets of any such Plan are invested
(or which are deemed pursuant to ERISA or any Similar Law to include assets of Plans) to acquire any such Restricted
Certificate or any other Person acting on behalf of any Plan or using the assets of any Plan to acquire any such Restricted
Certificate, other than an insurance company using the assets of its general account under circumstances whereby such transfer to such insurance company would not constitute or result in a "prohibited transaction" within the meaning of Section 406 or 407 of ERISA, Section 4975 of the Code, or a materially similar characterization under any Similar Law. Each prospective transferee of a Restricted Certificate that takes the form of an Individual Certificate shall either (1) deliver to the Depositor, the Certificate Registrar and the Trustee, a transfer or representation letter, substantially in the form of Exhibit D-2 hereto, stating that the prospective transferee is not a Person referred to in (i) or (ii) above or (2) in the event the transferee is such an entity specified in (i) or (ii) above, except in the case of a Residual Certificate, which may not be transferred unless the transferee represents it is not such an entity, such entity shall provide to the Depositor, the Trustee and the Certificate Registrar an opinion of counsel in form and substance satisfactory to the Depositor, the Trustee and the Certificate Registrar that the purchase or holding of the Restricted Certificates by or on behalf of a Plan will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of ERISA and the Code or Similar Law, will not constitute or result in a prohibited transaction within the meaning of Section 406 or 407 of ERISA or
Section 4975 of the Code, or a materially similar characterization under any Similar Law, and will not subject the Servicer, the Special Servicer, the Depositor, the Trustee or the Certificate Registrar to any obligation or liability (including obligations or liabilities under ERISA, Section 4975 of the Code or any Similar Law), which opinion of counsel shall not be an expense of the Trustee, the Trust Fund, the Servicer, the Certificate Registrar or the Depositor. Neither the Trustee, the
Servicer nor the Certificate Registrar shall register a Class R or Class LR Certificate in any Person's name unless such Person has provided the letter referred to in clause (1) of the preceding sentence. The transferee of a beneficial interest in a Global Certificate that is a Restricted Certificate shall be deemed to represent that it is not a Plan or a Person acting on behalf of any Plan or using the assets of any Plan to acquire such interest other than an insurance company using the assets of its general account under circumstances whereby such transfer to such insurance company would not constitute a "prohibited transaction" within the meaning of Section 406 or 407 of ERISA,
Section 4975 of the Code, or a materially similar characterization under any Similar Law. Any transfer of a Restricted Certificate that would violate or result in a prohibited transaction under ERISA or Section 4975 of the Code, or a materially similar characterization under any Similar Law, shall be deemed absolutely null and void ab initio.

           (l) Each Person who has or acquires any Ownership Interest shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and the rights of each Person acquiring any Ownership Interest are expressly subject to the following provisions:

        (i) Each Person acquiring or holding any Ownership Interest shall be a Permitted Transferee and shall not acquire or hold such Ownership Interest as agent (including a broker, nominee or other middleman) on behalf of any Person that is not a Permitted Transferee. Any such Person shall promptly notify the Certificate Registrar of any change or impending change in its status (or the status of the beneficial owner of such Ownership Interest) as a Permitted Transferee. Any acquisition described in the first sentence of this Section 5.02(l) by a Person who is not a Permitted Transferee or by a Person who is acting as an agent of a Person who is not a Permitted Transferee shall be void and of no effect, and the immediately preceding owner who was a Permitted Transferee shall be restored to registered and beneficial ownership of the Ownership Interest as fully as possible. Thirty (30) days after the Residual Trigger Date, any Ownership Interest owned by an Institutional Accredited Investor on such date shall mandatorily be sold to Nomura Securities International, Inc.; provided, however, that such mandatory sale shall not occur if such Institutional Accredited Investor has previously provided to the Trustee and the Certificate Registrar (i) a Residual Transfer Opinion or (ii) evidence that such Ownership Interest is held by a Permitted Transferee who is a Qualified Institutional Buyer.

        (ii)      No Ownership Interest may be Trans-
                  ferred, and no such Transfer shall
                  be registered in the Certificate
                  Register, without the express written
                  consent of the Certificate Registrar,
                  and the Certificate Registrar shall
                  not recognize the Transfer, and such
                  proposed Transfer shall not be
                  effective, without such consent with
                  respect thereto.  In connection with
                  any proposed Transfer of any Ownership
                  Interest, the Certificate
                  Registrar shall, as a condition to
                  such consent, (x) require delivery to it in form and substance satisfactory to it, and the proposed transferee shall deliver to the Certificate Regis-trar and to the proposed transferor an affidavit in substantially the form attached as Exhibit C-1 (a

                  "Transferee Affidavit") of the pro-
                  posed transferee (A) that such
                  proposed transferee is a Permitted
                  Transferee and (B) stating that (i) the
                  proposed transferee historically has
                  paid its debts as they have come due
                  and intends to do so in the future,
                  (ii) the proposed transferee
                  understands that, as the holder of
                  an Ownership Interest, it may incur
                  liabilities in excess of cash flows
                  generated by the residual interest, (iii) the proposed transferee intends to pay taxes associated with holding the Ownership Interest as they become due, (iv) the proposed transferee will not transfer the Ownership Inte-rest to any Person that does not provide a Transferee Affidavit or as to which the proposed transferee has actual knowledge that such Person is not a Permitted Transferee or is acting as an agent (including a broker, nominee or other middleman) for a Person that is not a Permitted Transferee, and (v) the proposed transferee expressly agrees to be bound by and to abide by the provisions of this Section 5.02(e) and (y) other than in connection with the initial issuance of the Class R and Class LR Certificates, require a statement from the proposed transferor substantially in the form attached as Exhibit C-2 (the "Transferor Letter"), that the proposed transferor has no actual knowledge that the proposed transferee is not a Permitted Transferee and has no actual knowledge or reason to know that the proposed transferee's statements in the preceding clauses (x)(B)(i) or (iii) are false.

       (iii)      Notwithstanding the delivery of
                  a Transferee Affidavit by a proposed
                  transferee under clause (ii) above,
                  if a Responsible Officer of the
                  Certificate Registrar has actual
                  knowledge that the proposed transferee
                  is not a Permitted Transferee, no
                  Transfer to such proposed transferee
                  shall be effected and such proposed
                  Transfer shall not be registered on
                  the Certificate Register; provided,
                  however, that the Certificate
                  Registrar shall not be required to
                  conduct any independent investigation
                  to determine whether a proposed
                  transferee is a Permitted Transferee.

           Upon notice to the Certificate Registrar that there has occurred a Transfer to any Person that is a Disqualified Organization or an agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, and in any event not later than 60 days after a request for information from the transferor of such Ownership Interest, or such agent, the Certificate Registrar and the Trustee agree to furnish to the IRS and the transferor of such Ownership Interest or such agent such information necessary to the application of Section 860E(e) of the Code as may be required by the Code, including, but not limited to, the present value of the total anticipated excess inclusions with respect to such Class R or Class LR Certificate (or portion thereof) for periods after such Transfer. At the election of the Certificate Registrar and the Trustee, the Certificate Registrar and the Trustee may charge a reasonable fee for computing and furnishing such information to the transferor or to such agent referred to above; provided, however, that such Persons shall in no event be excused from furnishing such information.

           Within one (1) Business Day after notice from the Servicer of the occurrence of the Residual Trigger Date, the Trustee shall forward such notice to any Institutional Accredited Investor who is the holder of an Ownership Interest on such date. Thirty (30) days after the Residual Trigger Date, the Ownership Interest held by an Institutional Accredited Investor shall be mandatorily sold to Nomura Securities International, Inc.; provided, however, the Trustee shall not effect such mandatory sale of such Ownership Interest if such Institutional Accredited Investor has delivered to the Trustee and Certificate Registrar either (i) evidence that such Ownership Interest is held by a Permitted Transferee who is a Qualified Institutional Buyer or
(ii) a Residual Transfer Opinion. The Trustee and the Certificate Registrar shall take all steps necessary to effect and document the mandatory sale of any Ownership Interest thirty (30) days after the Residual Trigger Date pursuant to this Section 5.02(l). For purposes of the REMIC Provisions, any mandatory sale of any Ownership Interest pursuant to this Section 5.02(l) shall be deemed to be a purchase and sale between Nomura Securities International, Inc. and the Institutional Accredited Investor that held the related Ownership Interest prior to such sale.

           Upon request of an Institutional Accredited Investor who is the holder of an Ownership Interest on the Residual
Trigger Date, the Depositor shall use its best reasonable efforts to obtain a Residual Transfer Opinion, which opinion shall be at the expense of the Person requesting such opinion.

           SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen
                          Certificates.

           If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar such security or indemnity as may be required by it to save it, the Trustee and the Servicer harmless, then, in the absence of actual knowledge by a Responsible Officer of the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee or the Authenticating Agent shall execute and authenticate and the Certificate Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section 5.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership of the corresponding interest in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

           SECTION 5.04.  Appointment of Paying Agent.

           The Trustee may appoint a paying agent for the purpose of making distributions to Certificateholders pursuant to Section
4.01. The Trustee shall cause such Paying Agent, if other


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




than the Trustee or the Servicer, to execute and deliver to the Servicer and the Trustee an instrument in which such Paying Agent shall agree with the Servicer and the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums have been paid to the Certificateholders or disposed of as otherwise provided herein. The initial Paying Agent shall be the Trustee. Except for LaSalle National Bank, as the initial Paying Agent, the Paying Agent shall at all times be an entity having a long-term unsecured debt rating of at least "A" by Fitch, S&P and DCR and "AA2" by Moody's, or shall be otherwise acceptable to each Rating Agency.

           SECTION 5.05.  Access to Certificateholders' Names
                          and Addresses.

           (a) If any Certificateholder (for purposes of this Section 5.05, an "Applicant") applies in writing to the Certificate Registrar, and such application states that the Applicant desires to communicate with other Certificateholders, the Certificate Registrar shall furnish or cause to be furnished to such Applicant a list of the names and addresses of the Certificateholders as of the most recent Record Date, at the expense of the Applicant.

           (b) Every Certificateholder, by receiving and holding its Certificate, agrees with the Trustee that the Trustee and the Certificate Registrar shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

           SECTION 5.06.  Actions of Certificateholders.

           (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Depositor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Depositor and the Servicer, if made in the manner provided in this Section.

           (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

           (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Depositor or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.


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




           (d) The Trustee or Certificate Registrar may require such additional proof of any matter referred to in this Section
5.06 as it shall deem necessary.



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                            ARTICLE VI

       THE DEPOSITOR, THE SERVICER AND THE SPECIAL SERVICER

          SECTION 6.01. Liability of the Depositor, the Servicer and the Special Servicer.

           The Depositor, the Servicer and the Special Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement.

          SECTION 6.02.   Merger or Consolidation of the Servicer.

           Subject to the following paragraph, the Servicer will keep in full effect its existence, rights and good standing as a corporation under the laws of the State of California and will not jeopardize its ability to do business in each jurisdiction in which the Mortgaged Properties are located or to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

           The Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which it shall be a party, or any Person succeeding to its business, shall be the successor of the Servicer hereunder, and shall be deemed to have assumed all of the liabilities of the Servicer hereunder, if each of the Rating Agencies has confirmed in writing that such merger or consolidation or transfer of assets and succession, in and of itself, will not cause a downgrade, qualification or withdrawal of the then current ratings assigned by such Rating Agency to any Class of Certificates.

           SECTION 6.03. Limitation on Liability of the Depositor, the Servicer and Others.

           Neither the Depositor, the Servicer, the Special Servicer nor any of the directors, officers, employees or agents of the Depositor or the Servicer or the Special Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment;
provided, however, that this provision shall not protect the Depositor or the Servicer or the Special Servicer or any such Person against any breach of warranties or representations made herein, or against any specific liability imposed on the Servicer or the Special Servicer, or against any liability which would otherwise be imposed by reason of willful misconduct, bad faith, fraud or negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The
Depositor, the Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor, the Servicer or the Special Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder. The Depositor,

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





the Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor or the Servicer or the Special Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense (including legal fees and expenses) (i) incurred by reason of willful misconduct, bad faith, fraud or negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder, in each case by the Person being indemnified; (ii) imposed by any taxing authority if such loss, liability or expense is not specifically reimbursable pursuant to the terms of this Agreement or (iii) with respect to any such party, resulting from the breach by such party of any of its representations or warranties contained herein. Neither the Depositor nor the Servicer nor the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not expose it to any expense or liability; provided, however, that the Depositor or the Servicer or the Special Servicer may in its discretion undertake any action related to its obligations hereunder which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Servicer and the Special Servicer shall be entitled to be reimbursed therefor from the Collection Account as provided in Section 3.06 of this Agreement.

           SECTION 6.04. Limitation on Resignation of the Servicer or Special Servicer; Termination of the Servicer or Special Servicer.

           (a) The Servicer and the Special Servicer may assign their respective rights and delegate their respective duties and obligations under this Agreement in connection with the sale or transfer of a substantial portion of their mortgage servicing or asset management portfolio, provided that: (i) the purchaser or transferee accepting such assignment and delegation (A) shall be satisfactory to the Trustee and to the Depositor, (B) shall be an established mortgage finance institution, bank or mortgage servicing institution, organized and doing business under the laws of any state of the United States or the District of Columbia, authorized under such laws to perform the duties of a servicer of mortgage loans or a Person resulting from a merger, consolidation or succession that is permitted under Section 6.02, and (C) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer or the Special Servicer, as the case may be, under this Agreement from and after the date of such agreement; (ii) as confirmed by a letter from each Rating
Agency delivered to the Trustee, each Rating Agency's rating or ratings of the Regular Certificates in effect immediately prior to such assignment, sale, transfer or delegation will not be qualified, downgraded or withdrawn as a result of such assignment, sale, transfer or delegation; (iii) the Servicer or the Special Servicer shall not be released from its obligations under this Agreement that arose prior to the effective date of such assignment and delegation under this Section 6.04; and (iv) the rate at which the

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





Servicing Fee or Special Servicing Compensation, as applicable (or any component thereof) is calculated shall not exceed the rate then in effect. Upon acceptance of such assignment and delegation, the purchaser or transferee shall be the successor Servicer or Special Servicer, as applicable, hereunder.

           (b) Except as provided in this Section 6.04, the Servicer and the Special Servicer shall not resign from their respective obligations and duties hereby imposed on them except upon determination that such duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer or the Special Servicer, as applicable, shall be evidenced by an Opinion of Counsel (obtained at the resigning Servicer's or Special Servicer's expense) to such effect delivered to the Trustee.

           (c) Certificateholders representing in the aggregate at least 50% of the Voting Rights of all Certificateholders may remove the Servicer or the Special Servicer upon the occurrence of a good faith dispute under this Agreement, upon written notice to the Servicer, the Special Servicer, the Depositor and the Trustee, provided that each Rating Agency has confirmed in writing that such removal will not result in a downgrade, qualification or withdrawal of the then current ratings by such Rating Agency to any Class of Certificates. Without limiting the generality of the succeeding paragraph, no such removal shall be effective unless and until (i) the Servicer or the Special Servicer has been paid any unpaid Servicing Fee or Special Servicing Compensation, as applicable, unreimbursed Advances (including Advance Interest Amounts thereon to which it is entitled) and all other amounts to which the Servicer or the Special Servicer is entitled hereunder to the extent such amounts accrue prior to such effective date and (ii) with respect to a resignation by the Servicer, the successor Servicer has deposited into the Investment Accounts from which amounts were withdrawn to reimburse the terminated Servicer, an amount equal to the amounts so withdrawn, to the extent such amounts would not have been permitted to be withdrawn except pursuant to this paragraph, in which case the successor Servicer shall, immediately upon deposit, have the same right of reimbursement or payment as the terminated Servicer had immediately prior to its termination without regard to the operation of this paragraph.

           No resignation or removal of the Servicer or the Special Servicer as contemplated by the preceding paragraphs shall become effective until the Trustee or a successor Servicer or Special Servicer shall have assumed the Servicer's or the Special Servicer's responsibilities, duties, liabilities and obligations hereunder. If no successor Servicer or Special Servicer can be obtained to perform such obligations for the same compensation to which the terminated Servicer or Special Servicer would have been entitled, additional amounts payable to such successor Servicer or Special Servicer shall be treated as Realized Losses.

           SECTION 6.05.  Rights of the Depositor and the Trustee
                          in Respect of the Servicer and Special
                          Servicer.

           The Servicer and the Special Servicer shall afford the Depositor, the Trustee and the Rating Agencies, upon reasonable notice, during normal business hours access to all records maintained by it in respect of its rights and obligations hereunder and access to its officers responsible for such obligations. Upon request, the Servicer and the Special Servicer shall furnish to the Depositor, the Servicer, the Special Servicer and the Trustee its most recent financial statements and such other information in its possession regarding its business, affairs, property and condition, financial or otherwise as the party requesting such information, in its reasonable judgment, determines to be relevant to the performance of the obligations hereunder of the Servicer and the Special Servicer. The Depositor may, but is not obligated to, enforce the obligations of the Servicer or the Special Servicer hereunder which are in default and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of such Person hereunder or exercise its rights hereunder, provided that the Servicer and the Special Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. In the event the Depositor or its designee undertakes any such action it will be reimbursed by the Trust Fund from the Collection Account as provided in Section 3.06 and Section 6.03(a) hereof to the extent not recoverable from the Servicer or Special Servicer, as applicable. Neither the Depositor nor the Trustee and neither the Servicer, with respect to the Special Servicer, nor the Special Servicer, with respect to the Servicer, shall have any responsibility or liability for any action or failure to act by the Servicer or the Special Servicer and neither such Person is obligated to monitor or supervise the performance of the Servicer or the Special Servicer under this Agreement or otherwise. Neither the Servicer nor the Special Servicer shall be under any obligation to disclose confidential or proprietary information pursuant to this Section.

           SECTION 6.06.  Servicer or Special Servicer as Owner
                          of a Certificate.

           The Servicer or an Affiliate of the Servicer or the Special Servicer or an Affiliate of the Special Servicer may become the Holder (or with respect to a Global Certificate, Beneficial
Owner) of any Certificate with the same rights it would have if it were not the Servicer or the Special Servicer or an Affiliate thereof, except as otherwise expressly provided herein. If, at any time during which the Servicer or the Special Servicer or an Affiliate of the Servicer or the Special Servicer is the Holder or Beneficial Owner of any Certificate, the Servicer or the Special Servicer proposes to take action (including for this purpose, omitting to take action) that (i) is not expressly prohibited by the terms hereof and would not, in the Servicer's or the Special Servicer's good faith judgment, violate the Servicing Standard, and (ii) if taken, might nonetheless, in the Servicer's or the Special Servicer's good faith judgment, be considered by other Persons to violate the Servicing Standard, the Servicer or the Special Servicer may seek the approval of the Certificateholders to such action by delivering to the Trustee a written notice that (i) states that it is delivered pursuant to this Section 6.06, (ii) identifies the Percentage Interest in each Class of Certificates beneficially owned by the Servicer or the Special Servicer or an Affiliate of the Servicer or the Special Servicer, and (iii) describes in reasonable detail the action that the Servicer or the Special Servicer proposes to take. The Trustee, upon receipt of such notice, shall forward it to the Certificateholders (other than the Servicer and its Affiliates or the Special Servicer and its Affiliates, as appropriate) together with such instructions for response as the Trustee shall reasonably determine. If at any time
Certificateholders holding greater than 50% of the Voting Rights of all Certificateholders (calculated without regard to the Certificates beneficially owned by the Servicer or its


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




Affiliates or the Special Servicer or its Affiliates) shall have consented in writing to the proposal described in the written notice, and if the Servicer or the Special Servicer shall act as proposed in the written notice, such action shall be deemed to comply with the Servicing Standard. The Trustee shall be entitled to reimbursement from the Servicer or the Special Servicer, as applicable, of the reasonable expenses of the Trustee incurred pursuant to this paragraph. It is not the intent of the foregoing provision that the Servicer or the Special Servicer be permitted to invoke the procedure set forth herein with respect to routine servicing matters arising hereunder, except in the case of unusual circumstances.



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





                            ARTICLE VII

                              DEFAULT

          SECTION 7.01.   Events of Default.

           (a) "Servicer Event of Default", wherever used herein, means any one of the following events:

           (i)    any failure by the Servicer to
                  remit to the Collection Account or any
                  failure by the Servicer to remit
                  to the Trustee for deposit into the
                  Lower-Tier Distribution Account,
                  Upper-Tier Distribution Account,
                  Excess Interest Distribution Account,
                  Interest Reserve Account or
                  Default Interest Distribution
                  Account, any amount required to be so
                  remitted by the Servicer (including
                  a P&I Advance) pursuant to, and at
                  the time specified by the terms of
                  this Agreement; or

          (ii)    any failure on the part of the Ser-
                  vicer duly to observe or perform in any
                  material respect any other of the
                  covenants or agreements, or the breach
                  of any representations or warran-
                  ties on the part of the Servicer
                  contained in this Agreement, which
                  continues unremedied for a period
                  of 30 days after the date on which
                  written notice of such failure or
                  breach, requiring the same to be
                  remedied, shall have been given to the
                  Servicer by the Depositor or the
                  Trustee, or to the Servicer, the
                  Depositor and the Trustee by the
                  Holders of Certificates evidencing
                  Percentage Interests of at least
                  25% of any Class affected thereby;
                  provided that the failure of the
                  Servicer to perform any covenant or
                  agreement contained herein (other
                  than as provided in clause (i) above)
                  as a result of an inconsistency be-
                  tween this Agreement and any Loan
                  Document shall not be a Servicer
                  Event of Default hereunder to the
                  extent that the Servicer gives notice
                  of any such inconsistency to the
                  Rating Agencies; or

         (iii) confirmation in writing by any Rating Agency that failure to remove the Servicer will, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Certificates; or

          (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer, or of or relating to all or substantially all of its property; or

           (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi)    the Servicer shall fail to make
                  any Property Advance required to be
                  made by the Servicer hereunder
                  (whether or not the Trustee or the
                  Fiscal Agent makes such Advance),
                  which failure continues unremedied
                  for a period of fifteen (15) days
                  after the date on which such Property
                  Advance was first due (or for any
                  shorter period as may be required, if
                  applicable, to avoid any lapse in
                  insurance coverage required under any
                  Mortgage or this Agreement with respect
                  to any Mortgaged Property or
                  to avoid any foreclosure or similar
                  action with respect to any Mortgaged
                  Property by reason of a failure to pay
                  real estate taxes and assessments);
                  provided, however, that in the event
                  the Trustee makes a required
                  Property Advance pursuant to Section 3.08(a) due to the Servicer's failure to make a required Advance, such Event of Default shall occur immediately upon such Advance; or

         (vii) the Servicer shall no longer be an "approved" servicer by each of the Rating Agencies for mortgage pools similar to the Trust Funds;

then, and in each and every such case, so long as a Servicer Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of at least 25% of the aggregate Voting Rights of all Certificates shall, terminate the Servicer.

           In the event that the Servicer is also the Special
Servicer and the Servicer is terminated as provided in this
Section 7.01, the Servicer shall also be terminated as Special
Servicer.

           (b) "Special Servicer Event of Default", wherever used herein, means any one of the following events:

           (i) any failure by the Special Servicer to remit to the Collection Account any amount required to be so deposited by the Special Servicer pursuant to and in accordance with the terms of this Agreement; or

          (ii) any failure on the part of the Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements, or the breach of any representations or warranties on the part of the Special Servicer contained in this Agreement, which continues unremedied for a period of 30 days after the date on which written notice of such failure or breach, requiring the same to be remedied, shall have been given to the Special Servicer by the Servicer, the Depositor or the Trustee, or to the Special Servicer, the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Percentage Interests of at least 25% of any Class affected thereby; or

         (iii) confirmation in writing by any Rating Agency that failure to remove the Special Servicer would, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Certificates; or

          (iv)    a decree or order of a court or
                  agency or supervisory authority having
                  jurisdiction in the premises in
                  an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Special Servi-cer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

           (v) the Special Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Special Servicer, or of or relating to all or substantially all of its property;

          (vi) the Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (vii) the Special Servicer shall no longer be an "approved" special servicer by each of the Rating Agencies for mortgage pools similar to the Trust Fund;

then, and in each and every such case, so long as a Special Servicer Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of at least 25% of the aggregate Voting Rights of all Certificates shall, terminate the Special Servicer.

          (c) In the event that the Servicer or the Special Servicer is terminated pursuant to this Section 7.01, the Trustee (the "Terminating Party") shall, by notice in writing to the Servicer or the Special Servicer, as the case may be (the "Terminated Party"), terminate all of its rights and obligations under this Agreement and in and to the Mortgage
Loans and the proceeds thereof, other than any rights the Servicer or Special Servicer may have hereunder as a Certificateholder and any rights or obligations that accrued prior to the date of such termination (including the right to receive all amounts accrued or owing to it under this Agreement, plus interest at the Advance Rate on such amounts until received to the extent such amounts bear interest as provided in this Agreement, with respect to periods prior to the date of such termination and the right to the benefits of Section 6.03 notwithstanding any such termination). On or after the receipt by the Terminated Party of such written notice, all of its authority and power under this Agreement, whether with respect to the Certificates (except that the Terminated Party shall retain its rights as a Certificateholder in the event and to the extent that it is a Certificateholder) or the Mortgage Loans or otherwise, shall pass to and be vested in the Terminating Party pursuant to and under this Section and, without limitation, the Terminating Party is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Terminated Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The
Servicer and the Special Servicer each agrees that, in the event it is terminated pursuant to this Section 7.01, to promptly (and in any event no later than ten Business Days subsequent to such notice) provide, at its own expense, the Terminating Party with all documents and records requested by the Terminating Party to enable the Terminating Party to assume its functions hereunder, and to cooperate with the Terminating Party and the successor to its responsibilities hereunder in effecting the termination of its responsibilities and rights hereunder, including, without limitation, the transfer to the successor Servicer or successor Special Servicer or the Terminating Party, as applicable, for administration by it of all cash amounts which shall at the time be or should have been credited by the Servicer or the Special Servicer to the Collection
Account, any REO Account, Lock-Box Account or Cash
Collateral Account or shall thereafter be received with respect to the Mortgage Loans, and shall promptly provide the Terminating Party or such successor Servicer or Special Servicer (which may include the Trustee), as applicable, all documents and records reasonably requested by it, such documents and records to be provided in such form as the Terminating Party or such successor Servicer or Special
Servicer shall reasonably request (including electromagnetic form), to enable it to assume the Servicer's or Special Servicer's function hereunder. All reasonable costs and expenses of the Terminating Party or the successor Servicer or successor Special Servicer incurred in connection with transferring the Mortgage Files to the successor Servicer or Special Servicer and amending this Agreement to reflect such succession as successor Servicer or successor Special
Servicer pursuant to this Section 7.01 shall be paid by the predecessor Servicer or the Special Servicer, as applicable, upon presentation of reasonable documentation of such costs and expenses. If the predecessor Servicer or Special
Servicer (as the case may be) has not reimbursed the Terminating Party or the successor Servicer or Special
Servicer for such expenses within 90 days after the presentation of reasonable documentation, such expense shall be reimbursed by the Trust Fund; provided that the Terminated Party shall not thereby be relieved of its liability for such expenses.

           SECTION 7.02.  Trustee to Act; Appointment of Successor.

           On and after the time the Servicer or the Special Servicer receives a notice of termination pursuant to Section 7.01, the Terminating Party shall be its successor in all respects in its capacity as Servicer or Special Servicer under this Agreement and the transactions set forth or provided for herein and, except as provided herein, shall be subject to all the responsibilities, duties, limitations on liability and liabilities relating thereto and arising thereafter placed on the Servicer or Special Servicer by the terms and provisions hereof; provided, however, that (i) the Terminating Party shall have no responsibilities, duties, liabilities or obligations with respect to any act or omission of the Servicer or Special Servicer and
(ii) any failure to perform, or delay in performing, such duties or responsibilities caused by the Terminated Party's failure to provide, or delay in providing, records, tapes, disks, information or monies shall not be considered a default by such successor hereunder. The Trustee, as successor Servicer or successor Special Servicer, shall be indemnified to the full extent provided the Servicer or Special Servicer, as applicable, under this Agreement prior to the Servicer's or the Special Servicer's termination. The appointment of a successor Servicer or successor Special Servicer shall not affect any liability of the predecessor Servicer or Special Servicer which may have arisen prior to its termination as Servicer or Special Servicer. The Terminating Party shall not be liable for any of the representations and warranties of the Servicer or Special Servicer herein or in any related document or agreement, for any acts or omissions of the predecessor Servicer or predecessor Special Servicer or for any losses incurred in respect of any Permitted Investment by the Servicer pursuant to Section 3.07 hereunder nor shall the Trustee be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Terminating Party as successor Servicer or successor Special Servicer shall be entitled to the Servicing Fee or Special Servicing Compensation, as applicable, and all funds relating to the Mortgage Loans that accrue after the date of the Terminating Party's succession to which the Servicer or Special Servicer would have been entitled if the Servicer or Special Servicer, as applicable, had continued to act hereunder. In the event any Advances made by the Servicer and the Trustee or the Fiscal Agent shall at any time be outstanding, or any amounts of interest thereon shall be accrued and unpaid, all amounts available to repay Advances and interest hereunder shall be applied entirely to the Advances made by the Trustee or the Fiscal Agent (and the accrued and unpaid interest thereon), until such Advances and interest shall have been repaid in full. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, or if the Holders of Certificates entitled to at least 25% of the aggregate Voting Rights so request in writing to the Trustee, or if neither the Trustee nor the Fiscal Agent is rated by each Rating Agency in one of its two highest long-term debt rating categories or the Trustee is not approved by S&P as a servicer or special servicer or if the Rating Agencies do not provide written confirmation that the succession of the Trustee, as Servicer or Special Servicer, as applicable, will not cause a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which will not result in a downgrade, qualification or withdrawal of the then current rating or ratings assigned to any Class of Certificates as evidenced in writing by each Rating Agency, as the successor to the Servicer or Special Servicer, as applicable, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer or Special Servicer hereunder. No appointment of a successor to the Servicer or Special Servicer hereunder shall be effective until the assumption by such successor of all the Servicer's or Special Servicer's responsibilities, duties and liabilities hereunder. Pending appointment of a successor to the Servicer (or the Special Servicer if the Special Servicer is also the Servicer) hereunder, unless the Trustee shall be prohibited by law from so acting, the Trustee shall act in such capacity as herein above provided. Pending the appointment of a successor to the Special Servicer, unless the Servicer is also the Special Servicer, the Servicer shall act in such capacity. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Terminated Party hereunder, provided, further, that if no successor to the Terminated Party can be obtained to perform the obligations of such Terminated Party hereunder, additional amounts shall be paid to such successor and such amounts in excess of that permitted the Terminated Party shall be treated as Realized Losses. The Depositor, the Trustee, the Servicer or Special Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          SECTION 7.03.   Notification to Certificateholders.

           (a) Upon any termination pursuant to Section 7.01 above or appointment of a successor to the Servicer or the Special Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

           (b) Within 30 days after the occurrence of any Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall transmit by mail to all Holders of Certificates and to each Rating Agency notice of such Event of Default, unless such Event of Default shall have been cured or waived.

          SECTION 7.04.   Other Remedies of Trustee.

           During the continuance of any Servicer Event of Default or a Special Servicer Event of Default when the Servicer is also serving as Special Servicer, so long as such Servicer Event of Default or Special Servicer Event of Default, if applicable, shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith).
In such event, the legal fees, expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the

Trustee shall be entitled to be reimbursed therefor from the Collection Account as provided in Section 3.06. Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Servicer Event of Default or Special Servicer Event of Default, if applicable.

          SECTION 7.05.   Waiver of Past Events of Default; Termination.

           The Holders of Certificates evidencing not less than 66-2/3% of the aggregate Voting Rights of the Certificates may, on behalf of all Holders of Certificates, waive any default by the Servicer or Special Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits (including P&I Advances) to or payments from the Collection Account or the Lower-Tier Distribution Account or in remitting payments as received, in each case in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                           ARTICLE VIII

                      CONCERNING THE TRUSTEE

          SECTION 8.01.   Duties of Trustee.

           (a) The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no permissive right of the Trustee shall be construed as a duty. During the continuance of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee, subject to the provisions of Sections
7.02 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

           (b) The Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that, the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument provided to it hereunder. If any such instrument is found not to conform on its face to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's reasonable satisfaction, the Trustee will provide notice thereof to the Certificateholders.

           (c) Neither the Trustee nor any of its officers, directors, employees, agents or "control" persons within the meaning of the Act shall have any liability arising out of or in connection with this Agreement, provided, that, subject to
Section 8.02, no provision of this Agreement shall be construed to relieve the Trustee, or any such person, from liability for its own negligent action, its own negligent failure to act or its own willful misconduct or its own bad faith; and provided, further, that:

           (i)    Prior to the occurrence of an Event
                  of Default of which a Responsible
                  Officer of the Trustee has actual
                  knowledge, and after the curing or
                  waiver of all such Events of Default
                  which may have occurred, the
                  duties and obligations of the Trustee
                  shall be determined solely by the
                  express provisions of this Agreement,
                  the Trustee shall not be liable
                  except for the performance of such
                  duties and obligations as are
                  specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any resolutions, certificates, statements, reports, opinions, documents, orders or other instruments furnished to the Trustee that conform on their face to the requirements of this Agreement without responsibility for investigating the contents thereof;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (iii)    The Trustee shall not be personally
                  liable with respect to any action
                  taken, suffered or omitted to be
                  taken by it in good faith in accordance
                  with the direction of Holders of Certi-
                  ficates entitled to greater than 50%
                  of the Percentage Interests (or such
                  other percentage as is specified
                  herein) of each affected Class, or
                  of the aggregate Voting Rights of the
                  Certificates, relating to the time,
                  method and place of conducting any
                  proceeding for any remedy available
                  to the Trustee, or exercising any
                  trust or power conferred upon the
                  Trustee, under this Agreement;

          (iv)    Neither the Trustee nor any of
                  its respective directors, officers,
                  employees, agents or control persons
                  shall be responsible for any act or
                  omission of any Custodian, Paying
                  Agent or Certificate Registrar that is
                  not an Affiliate of the Trustee and
                  that is selected other than by the
                  Trustee, performed or omitted in
                  compliance with any custodial or other
                  agreement, or any act or omission of
                  the Servicer, Special Servicer, the
                  Depositor or any other third Person,
                  including, without limitation, in
                  connection with actions taken
                  pursuant to this Agreement;

           (v)    The Trustee shall not be under any
                  obligation to appear in, prosecute or
                  defend any legal action which is not
                  incidental to its respective duties as
                  Trustee in accordance with this Agree-
                  ment (and, if it does, all legal
                  expenses and costs of such action shall
                  be expenses and costs of the
                  Trust Fund), and the Trustee shall be
                  entitled to be reimbursed therefor
                  from the Collection Account, unless
                  such legal action arises out of the
                  negligence or bad faith of the Trustee
                  or any breach of an obligation,
                  representation, warranty or covenant
                  of the Trustee contained herein;
                  and

          (vi) The Trustee shall not be charged with knowledge of any act, failure to act or breach of any Person upon the occurrence of which the Trustee may be required to act, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure. The Trustee shall be deemed to have actual knowledge of the Servicer's or the Special Servicer's failure to provide scheduled reports, certificates and statements when and as required to be delivered to the Trustee pursuant to this Agreement.

           None of the provisions contained in this Agreement shall require either the Trustee, in its capacity as Trustee, or the Fiscal Agent, to expend or risk its own funds, or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if in the opinion of the Trustee or the Fiscal Agent, respectively, the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or the Special Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer or the Special Servicer in accordance with the terms of this Agreement. Neither the Trustee nor the Fiscal Agent shall be required to post any surety or bond of any kind in connection with its performance of its obligations under this Agreement and neither the Trustee nor the Fiscal Agent shall be liable for any loss on any investment of funds pursuant to this Agreement (other than any funds invested with it in its commercial capacity).

          SECTION 8.02.   Certain Matters Affecting the Trustee.

           (a)  Except as otherwise provided in Section 8.01:

           (i)    The Trustee may request and/or rely
                  upon and shall be protected in
                  acting or refraining from acting
                  upon any resolution, Officers'
                  Certificate, certificate of auditors
                  or any other certificate, statement,
                  instrument, opinion, report, notice,
                  request, consent, order, appraisal,
                  bond or other paper or document
                  reasonably believed by it to be
                  genuine and to have been signed or
                  presented by the proper party or
                  parties and the Trustee shall have
                  no responsibility to ascertain or
                  confirm the genuineness of any such
                  party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

         (iii)    (A) The Trustee shall be under no
                  obligation to institute, conduct or
                  defend any litigation hereunder or
                  in relation hereto at the request, order or direction of any of the Certificate- -holders, pursuant to the provisions of this Agreement, unless such Certifi-cateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; (B) the right of the Trustee to perform any discretion-ary act enumerated in this
                  Agreement shall not be construed as a
                  duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; and (C) provided, that subject to the foregoing clause (A), nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured or waived) of which a Responsible Officer of the Trustee has actual knowledge, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (iv) Neither the Trustee nor any of its directors, officers, employees, Affiliates, agents or "control" persons within the meaning of the Act shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by the Trustee to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

           (v)    The Trustee shall not be bound to
                  make any investigation into the facts
                  or matters stated in any resolution,
                  certificate, statement, instrument,
                  opinion, report, notice, request,
                  consent, order, approval, bond or other
                  paper or document, unless requested
                  in writing to do so by Holders of
                  Certificates entitled to at least
                  25% (or such other percentage as is
                  specified herein) of the Percentage
                  Interests of any affected Class;
                  provided, however, that if the
                  payment within a reasonable time to the
                  Trustee of the costs, expenses or lia-
                  bilities likely to be incurred by it in
                  the making of such investigation is,
                  in the opinion of the Trustee, not
                  reasonably assured to the Trustee by
                  the security afforded to it by the
                  terms of this Agreement, the Trustee
                  may require reasonable indemnity
                  against such expense or liability as
                  a condition to taking any such action.
                  The reasonable expense of every such
                  investigation shall be paid by the
                  Servicer or the Special Servicer if
                  an Event of Default shall have
                  occurred and be continuing relating
                  to the Servicer, or the Special
                  Servicer, respectively, and otherwise
                  by the Certificateholders
                  requesting the investigation; and

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys but shall not be relieved of its obligations hereunder.

           (b) Following the Start-up Day, the Trustee shall not, except as expressly required by any provision of this Agreement, accept any contribution of assets to the Trust Fund unless the Trustee shall have received an Opinion of Counsel (the costs of obtaining such opinion to be borne by the Person requesting such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject either the Upper-Tier REMIC or the Lower-Tier REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

           (c) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

           The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Depositor pursuant to this Agreement or the eligibility of any Mortgage
Loan for purposes of this Agreement.

           SECTION 8.03.  Trustee Not Liable for Certificates or Mortgage
Loans.

The recitals contained herein and in the Certificates shall not be taken as the statements of the Trustee, the Fiscal Agent, the Servicer, or the Special Servicer, and the Trustee, the Fiscal Agent, the Servicer and Special Servicer assume no responsibility for their correctness. The Trustee, the Fiscal Agent, the Servicer and Special Servicer make no representations or warranties as to the validity or sufficiency of this Agreement, of the Certificates or any prospectus used to offer the Certificates for sale or the validity, enforceability or sufficiency of any Mortgage Loan or related document. Neither the Trustee nor the Fiscal Agent shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage, any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement. Without limiting the foregoing, neither the Trustee nor the Fiscal Agent shall be liable or responsible for: the existence, condition and ownership of any Mortgaged Property; the existence of any hazard or other insurance thereon (other than if the Trustee shall assume the duties of the Servicer or the Special Servicer pursuant to Section 7.02) or the enforceability thereof; the existence of any Mortgage Loan or the contents of the related Mortgage File on any computer or other record thereof (other than if the Trustee shall assume the duties of the Servicer or the Special Servicer pursuant to Section 7.02); the validity of the assignment of any Mortgage Loan to the Trust Fund or of any intervening assignment; the completeness of any Mortgage File (except for its review thereof pursuant to Section 2.02); the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer or the Special Servicer pursuant to Section 7.02); the compliance by the Depositor, the Servicer or the Special Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom
(other than if the Trustee shall assume the duties of the Servicer or the Special Servicer pursuant to Section 7.02), it being understood that the Trustee shall remain responsible for any Trust Fund property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer or the Special Servicer (other than if the Trustee shall assume the duties of the Servicer or Special Servicer pursuant to Section 7.02) or any subservicer or any Borrower; any action of the Servicer or Special Servicer (other than if the Trustee shall assume the duties of the Servicer or the Special Servicer pursuant to Section 7.02) or any subservicer taken in the name of the Trustee, except to the extent such action is taken at the express written direction of the Trustee; the failure of the Servicer or the Special Servicer or any subservicer to act or perform any duties required of it on behalf of the Trust Fund or the Trustee hereunder; or any action by or omission of the Trustee taken at the instruction of the Servicer or the Special Servicer (other than if the Trustee shall assume the duties of the Servicer or the Special Servicer pursuant to Section 7.02) unless the taking of such action is not permitted by the express terms of this Agreement; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties as specifically set forth in this Agreement. Neither the Trustee nor the Fiscal Agent shall be accountable for the use or application by the Depositor, the Servicer or the Special
Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor, the Servicer or the Special Servicer in respect of the assignment of the Mortgage Loans or deposited in or withdrawn from the Collection Account, Lower-Tier Distribution Account, Upper-Tier Distribution Account, Default Interest Distribution Account, Excess Interest Distribution Account, Lock Box Account, Cash Collateral Account, Hudson Treasury Collateral Account, Reserve Accounts, Interest Reserve Account or any other account maintained by or on behalf of the Servicer or the Special Servicer, other than any funds held by the Trustee or Fiscal Agent, as applicable. Neither the Trustee nor the Fiscal Agent shall have responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Servicer) or to record this Agreement. In making any calculation hereunder which includes as a component thereof the payment or distribution of interest for a stated period at a stated rate "to the extent permitted by applicable law," the Trustee shall assume that such payment is so permitted unless a Responsible Officer of the Trustee has actual knowledge, or receives an Opinion of Counsel (at the expense of the Person asserting the impermissibility) to the effect that such payment is not permitted by applicable law.

          SECTION 8.04.   Trustee May Own Certificates.

          The Trustee, the Fiscal Agent and any agent of the Trustee and Fiscal Agent in its individual capacity or any other capacity may become the owner or pledgee of Certificates, and may deal with the Depositor and the Servicer in banking transactions, with the same rights it would have if it were not Trustee, Fiscal Agent or such agent.

           SECTION 8.05.  Payment of Trustee Fees and Expenses;
Indemnification.

           (a) The Trustee or any successor Trustee shall be entitled, on each Distribution Date, to the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, which Trustee Fee shall be paid to the Trustee prior to the distribution on such Distribution Date of amounts to the Certificateholders. In the event that the Trustee assumes the servicing responsibilities of the Servicer or the Special Servicer hereunder pursuant to or otherwise arising from the resignation or removal of the Servicer or the Special Servicer, the Trustee shall be entitled to the compensation to which the Servicer or the Special Servicer, as the case may be, would have been entitled.

           (b) The Trustee and the Fiscal Agent shall each be paid or reimbursed by the Trust Fund upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the Fiscal Agent pursuant to and in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) to the extent such payments are "unanticipated expenses incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(iii) except any such expense, disbursement or advance as may arise from its negligence or bad faith; provided, however, that, subject to the last paragraph of Section 8.01, neither the Trustee nor the Fiscal Agent shall refuse to perform any of its duties hereunder solely as a result of the failure to be paid the Trustee Fee and the Trustee's expenses or any sums due to the Fiscal Agent.

           The Servicer and the Special Servicer covenant and agree to pay or reimburse the Trustee for the reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with any transfer of the servicing responsibilities of the Servicer or the Special Servicer, respectively, hereunder, pursuant to or otherwise arising from the resignation or removal of the Servicer or the Special Servicer, in accordance with any of the provisions of this Agreement (and including the reasonable fees and expenses and disbursements of its counsel and all other persons not regularly in its employ), except any such expense, disbursement or advance as may arise from the negligence or bad faith of the Trustee; provided, that in the event that the Servicer or the Special Servicer is terminated pursuant to Section 6.04(c), expenses incurred in connection with such transfer shall be paid by the Certificateholders effecting such termination.

          (c) Each of the Paying Agent, the Certificate Registrar, the Custodian, the Depositor, the Servicer and the Special Servicer
(each, an "Indemnifying Party") shall indemnify the Trustee and the Fiscal Agent and their respective Affiliates and each of the directors, officers, employees and agents of the Trustee, the Fiscal Agent and their respective Affiliates (each, an "Indemnified Party"), and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Indemnified Party may sustain in connection with this Agreement (including, without limitation, reasonable fees and disbursements of counsel incurred by the Indemnified Party in any action or proceeding between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) related to each such Indemnifying Party's respective willful misconduct, bad faith, fraud and/or negligence in the performance of each of its respective duties hereunder or by reason of reckless disregard of its respective obligations and duties hereunder (including in the case of the Servicer, any agent of the Servicer or subservicer).

           (d) The Trust Fund shall indemnify each Indemnified Party from, and hold it harmless against, any and all losses, liabilities, damages, claims or unanticipated expenses (including, without limitation, reasonable fees and disbursements of counsel incurred by the Indemnified Party in any action or proceeding between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) arising in respect of this Agreement or the Certificates, in each case to the extent and only to the extent, such payments are expressly reimbursable under this Agreement or are "unanticipated expenses incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(iii), other than (i) those resulting from the negligence, fraud, bad faith or willful misconduct of the Indemnified Party and (ii) those as to which such Indemnified Party is entitled to indemnification pursuant to Section 8.05(c). The term "unanticipated expenses incurred by a REMIC" shall include any fees, expenses and disbursement of any separate trustee or co-trustee appointed hereunder, only to the extent such fees, expenses and disbursements were not reasonably anticipated as of the Closing Date and the losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) incurred or advanced by an Indemnified Party in connection with any litigation arising out of this Agreement, including, without limitation, under Section 2.03, Section 3.10, the third paragraph of Section 3.11, Section 4.05 and Section 7.01. The right of reimbursement of the Indemnified Parties under this Section 8.05(d) shall be senior to the rights of all Certificateholders.

           (e) Notwithstanding anything herein to the contrary, this Section 8.05 shall survive the termination or maturity of this Agreement or the resignation or removal of the Trustee or the Fiscal Agent, as the case may be, as regards rights accrued prior to such resignation or removal and (with respect to any acts or omissions during their respective tenures) the resignation, removal or termination of the Servicer, the Special Servicer, the Paying Agent, the Certificate Registrar or the Custodian.

           (f) This Section 8.05 shall be expressly construed to include, but not be limited to, such indemnities, compensation, expenses, disbursements, advances, losses, liabilities, damages and the like, as may pertain or relate to any environmental law or environmental matter.

          SECTION 8.06.   Eligibility Requirements for Trustee.

          The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred under this


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


Agreement, having a combined capital and surplus of at least $50,000,000 and a rating on its unsecured long-term debt of at least "BBB" by Fitch, DCR and S&P and "Baa2" by Moody's (or at any time when there is no Fiscal Agent appointed and acting hereunder or any such Fiscal Agent so appointed has a rating on its long-term unsecured debt that is lower than "AA" by Fitch and S&P, "Aa2" by Moody's the rating on the unsecured long term debt of the Trustee must be at least "AA" by Fitch and S&P, and "Aa2" by Moody's, or meet different standards provided that each Rating Agency shall have confirmed in writing that such different standards would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates) and subject to supervision or examination by federal or state authority and shall not be an Affiliate of the Servicer (except during any period when the Trustee has assumed the duties of the Servicer pursuant to Section 7.02); provided that, notwithstanding that the long-term unsecured debt of LaSalle National Bank and ABN AMRO Bank N.V. are not rated by Fitch and DCR, LaSalle National Bank shall not fail to qualify as Trustee solely by virtue of the lack of such ratings until such time as either Fitch or DCR shall notify the Trustee, the Servicer and the Special Servicer in writing that LaSalle National Bank is no longer exempt from the foregoing rating requirements imposed by this sentence. If a corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In the event that the place of business from which the Trustee administers the Trust Fund is a state or local jurisdiction that imposes a tax on the Trust Fund or the net income of a REMIC (other than a tax corresponding to a tax imposed under the REMIC Provisions) the Trustee shall elect either to (i) resign immediately in the manner and with the effect specified in
Section 8.07, (ii) pay such tax from its own funds and continue as Trustee or (iii) administer the Trust Fund from a state and local jurisdiction that does not impose such a tax. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.

          SECTION 8.07.   Resignation and Removal of the Trustee.

           The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer and each Rating Agency. Upon such notice of resignation, the Fiscal Agent shall also be deemed to have been removed and, accordingly, the Servicer shall promptly appoint a successor Trustee, the appointment of which would not, as evidenced in writing, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates, and a successor Fiscal Agent (if necessary to satisfy the requirements contained in Section 8.06), the appointment of which, if the successor Trustee is not rated by each Rating Agency in one of its two highest long-term debt rating categories, would not, as evidenced in writing, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates, by written instrument, in triplicate, which instrument shall be delivered to the resigning Trustee, with a copy to the Fiscal Agent deemed removed, and the successor Trustee and successor Fiscal Agent. If no successor Trustee and successor
Fiscal Agent shall have been so appointed and have accepted


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


appointment within 30 days after the giving of such notice of resignation, the resigning Trustee and the Fiscal Agent may petition any court of competent jurisdiction for the appointment of a successor Trustee and successor Fiscal Agent.

           If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or upon a confirmation in writing by any Rating Agency that not terminating the Trustee, or the Fiscal Agent, as applicable, would, in and of itself, cause the then-current rating assigned to any Class of Certificates to be qualified, withdrawn or downgraded, then the Depositor or the Servicer may remove the Trustee and the Fiscal Agent and the Servicer shall promptly appoint a successor Trustee and successor Fiscal Agent by written instrument, which shall be delivered to the Trustee and the Fiscal Agent so removed and to the successor Trustee and the successor Fiscal Agent.

           The Holders of Certificates entitled to at least 50% of the Voting Rights of all of the Certificates may at any time remove the Trustee and the Fiscal Agent (and any removal of the Trustee shall be deemed to be a removal also of the Fiscal Agent) and appoint a successor Trustee and, if necessary, successor Fiscal Agent by written instrument or instruments, in seven originals, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Servicer, one complete set to the Trustee so removed, one complete set to the Fiscal Agent deemed removed, one complete set to the successor Trustee so appointed and one complete set to any successor Fiscal Agent so appointed.

           In the event of removal of the Trustee, the Fiscal
Agent shall be deemed to have been removed.

           In the event that the Trustee or Fiscal Agent is terminated or removed pursuant to this Section 8.07, all of its rights and obligations under this Agreement and in and to the Mortgage Loans shall be terminated, other than any rights or obligations that accrued prior to the date of such termination or removal (including the right to receive all fees, expenses and other amounts accrued or owing to it under this Agreement, plus interest at the Advance Rate on all such amounts until received to the extent such amounts bear interest as provided in this Agreement, with respect to periods prior to the date of such termination or removal).

           Any resignation or removal of the Trustee and Fiscal Agent and appointment of a successor Trustee and, if such trustee is not rated by each Rating Agency in one of its two highest long-term debt rating categories, a successor Fiscal Agent pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee and, if necessary, successor Fiscal Agent as provided in
Section 8.08.



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





SECTION 8.08.   Successor Trustee and Fiscal Agent.

           (a) Any successor Trustee and any successor Fiscal Agent appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Servicer and to the predecessor Trustee and predecessor Fiscal Agent, as the case may be, instruments accepting their appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee and predecessor Fiscal Agent shall become effective and such successor Trustee and successor Fiscal Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee or Fiscal Agent herein, provided that the appointment of such successor Trustee and successor Fiscal Agent shall not, as evidenced in writing by each Rating Agency, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder, and the Depositor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

           Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Depositor.

           (b) Any successor Trustee or Fiscal Agent appointed pursuant to this Agreement shall satisfy the eligibility requirements set forth in Section 8.06 hereof.

           SECTION 8.09.  Merger or Consolidation of Trustee.

           Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 8.10.   Appointment of Co-Trustee or Separate Trustee.

           Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more

Persons approved by the Trustee to act (at the expense of the Trustee) as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not be in existence or shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. Except as required by applicable law, the appointment of a co-trustee or separate trustee shall not relieve the Trustee of its responsibilities, obligations and liabilities hereunder. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

           In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee solely at the direction of the Trustee.

           No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement. The Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee, or if the separate trustee or co-trustee is an employee of the Trustee, the Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Every such instrument shall be filed with the Trustee. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. In no event shall any such separate trustee or co-trustee be entitled to any provision relating to the conduct of, affecting the liability of, or affording protection to, such separate trustee or co-trustee that imposes a standard of conduct less stringent than that imposed on the Trustee hereunder, affording greater protection than that afforded to the Trustee hereunder or providing a greater limit on liability than that provided to the Trustee hereunder.

           Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 8.11.   Fiscal Agent Appointed; Concerning the Fiscal Agent.

           (a) The Trustee hereby appoints ABN AMRO Bank N.V. as the initial Fiscal Agent hereunder for the purposes of exercising and performing the obligations and duties imposed upon the Fiscal
Agent by Sections 3.08, 3.24 and 4.06.

           (b) The Fiscal Agent undertakes to perform such duties and only such duties as are specifically set forth in Sections
3.08, 3.24 and 4.06.

           (c) No provision of this Agreement shall be construed to relieve the Fiscal Agent from liability for its own negligent failure to act or its own willful misfeasance or for a breach of a representation or warranty contained herein; provided, however, that (i) the duties and obligations of the Fiscal Agent shall be determined solely by the express provisions of Sections 3.08,
3.24 and 4.06, the Fiscal Agent shall not be liable except for the performance of such duties and obligations, no implied covenants or obligations shall be read into this Agreement against the Fiscal Agent and, in the absence of bad faith on the part of the Fiscal Agent, the Fiscal Agent may conclusively rely, as to the truth and correctness of the statements or conclusions expressed therein, upon any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Fiscal Agent by the Depositor, the Servicer, the Special Servicer or the Trustee and which on their face do not contradict the requirements of this Agreement, and
(ii) the provisions of clause (ii) of Section 8.01(c) shall apply to the Fiscal Agent.

           (d) Except as otherwise provided in Section 8.11(c), the Fiscal Agent also shall have the benefit of provisions of clauses (i), (ii), (iii) (other than the proviso thereto), (iv),
(v) (other than the proviso thereto) and (vi) of Section 8.02(a).

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



                            ARTICLE IX

           TERMINATION; OPTIONAL MORTGAGE LOAN PURCHASE

          SECTION 9.01.   Termination; Optional Mortgage Loan Purchase.

           (a) The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to this Article IX on the Termination Date; provided, however, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

           (b) The Trust Fund, the Upper-Tier REMIC and the Lower-Tier REMIC shall be terminated and the assets of the Trust Fund shall be sold or otherwise disposed of in connection therewith, only pursuant to a "plan of complete liquidation" within the meaning of Code Section 860F(a)(4)(A) providing for the actions contemplated by the provisions hereof pursuant to which the applicable Notice of Termination is given and requiring that the Trust Fund, the Upper-Tier REMIC and the Lower-Tier REMIC shall terminate on a Distribution Date occurring not more than 90 days following the date of adoption of the plan of complete liquidation. For purposes of this Section 9.01(b), the Notice of Termination given pursuant to Section 9.01(c) shall constitute the adoption of the plan of complete liquidation as of the date such notice is given, which date shall be specified by the Servicer in the final federal income tax returns of the Upper-Tier REMIC and the Lower-Tier REMIC.

           (c) Any holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

                (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the

                     Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D)  the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and
                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted hereby; and

                (ii) the aggregate fair market value of the
                     Mortgage Loans, and all other property
                     acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to this Section 9.01(c) shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to this subsection (c).

           Any Mortgage Loan purchased under the circumstances described above must be purchased subject to a continuing right of the then holders of the Class V-1 and V-2 Certificates to receive from the purchaser(s), from time to time, payments corresponding to Default Interest and Excess Interest, respectively, with respect to such Mortgage Loan.

          (d) If the Trust Fund has not been previously terminated pursuant to subsection (c) of this Section 9.01, the Trustee shall determine as soon as practicable the Distribution Date on which the Trustee reasonably anticipates, based on information with respect to the Mortgage Loans previously provided to it, that the final distribution will be made (i) to the Holders of outstanding Regular Certificates, and to the Trustee in respect of the Lower-Tier Regular Interests, notwithstanding that such distribution may be insufficient to distribute in full an amount equal to the remaining Certificate Balance of each such Certificate or Lower-Tier Regular Interest, together with amounts required to be distributed on such Distribution Date pursuant to Section 4.01 or (ii) if no such Regular Certificates are then outstanding, to the Holders of the Class LR Certificates of any amount remaining in the Collection Account or the Lower-Tier Distribution Account and to the Holders of the Class R Certificates of any amount remaining in the Upper-Tier Distribution Account, in either case, following the later to occur of (A) the receipt or collection of the last payment due on any Mortgage Loan included in the Trust Fund or (B) the liquidation or disposition pursuant to Section 3.18 of the last asset held by the Trust Fund and (iii) to the holders of the Class V-1 and V-2 Certificates, of any amount remaining in the Default Interest Distribution Account and the Excess Interest Distribution Account, respectively.

           (e) Notice of any termination of the Trust Fund pursuant to this Section 9.01 shall be mailed by the Trustee to affected Certificateholders with a copy to the Servicer and each Rating Agency at their addresses shown in the Certificate Registrar as soon as practicable after the Trustee shall have received, given or been deemed to have received a Notice of Termination but in any event not more than thirty days, and not less than ten days, prior to the Anticipated Termination Date. The notice mailed by the Trustee to affected Certificateholders shall:

           (i) specify the Anticipated Termination Date on which the final distribution is anticipated to be made to Holders of Certificates of the Classes specified therein;

          (ii) specify the amount of any such final distribution, if known; and

         (iii)    state that the final distribution to
                  Certificateholders will be made only upon presentation and surrender of Certificates at the office of the Paying Agent therein specified.

If the Trust Fund is not terminated on any Anticipated
Termination Date for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

           (f) Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to this
Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

           (g) The Holder or Holders of a 100% Percentage
Interest in the Class LR Certificates may purchase any Mortgage
Loan on the last day of the first Collection Period following its Anticipated Repayment Date, if any, at a price equal to the sum of the following:

           (i) 100% of the outstanding principal balance of such Mortgage Loan on the date of purchase;

          (ii) all unpaid interest accrued on such principal balance of such Mortgage Loan at the Mortgage Rate thereof, to the last day of the Interest Accrual Period preceding the Distribution Date on which the payment will be distributed to Certificateholders;

         (iii) the aggregate amount of unreimbursed Advances with respect to such Mortgage Loan, unpaid Special Servicing Compensation, Servicing Fees, Trustee Fees and Trust Fund expenses, in each case with interest thereon at the Advance Rate to the extent permitted hereby; and

          (iv) the amount of any Liquidation Expenses incurred by the Trust Fund in connection with such purchase;

provided, that such Holder or Holders purchase such Mortgage Loan subject to the retained interest of the then holders of the Class V-1 and V-2 Certificates; and provided, further, that, such Holder(s), at its or their expense, has or have provided the Trustee with an Opinion of Counsel to the effect that such purchase would not (x) result in a gain which would be subject to the tax on net income derived from "prohibited transactions" imposed by Code Section 860F(a)(1) or otherwise result in the imposition of any other tax on the Lower-Tier REMIC or the Upper-Tier REMIC under the REMIC Provisions or (y) cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC; such opinion relying upon appraisals of the fair market value (for the purposes of Section 860F(c)(1) of the Code) of such Mortgage Loan by at least three Independent appraisers.

           The proceeds of any such purchase shall be deposited in the Collection Account and disbursed as provided herein.

                             ARTICLE X

                     MISCELLANEOUS PROVISIONS

          SECTION 10.01.  Counterparts.

           This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 10.02.  Limitation on Rights of Certificateholders.

           The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

           No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

           No Certificateholder shall have any right to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates representing Percentage Interests of at least 25% of each affected Class of Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Certificates of such Class. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 10.03.  Governing Law.

           THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND
REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN
ACCORDANCE WITH SUCH LAWS.

          SECTION 10.04.  Notices.

           All demands, notices and communications hereunder shall be in writing, shall be deemed to have been given upon receipt (except that notices to Holders of Class V-1, Class V-2, Class B-1H, Class R and Class LR Certificates or Holders of any Class of Certificates no longer held through a Depository and instead held in registered, definitive form shall be deemed to have been given upon being sent by first class mail, postage prepaid) as follows:

           If to the Trustee, to:

           LaSalle National Bank
           135 South LaSalle Street
           Suite 1740
           Chicago, Illinois  60603

           Attention:  Asset-Backed Securities
                       Trust Services, Nomura 1997-MD VII

           With copies to:

           Mayer, Brown & Platt
           2000 Pennsylvania Avenue
           Suite 6500
           Washington, D.C.  20006
           Attention:  Stuart P. Pergament

           If to the Fiscal Agent, to:

           ABN AMRO Bank, N.V.
           c/o LaSalle National Bank
           135 South LaSalle Street
           Chicago, IL 60603

           Attention: Asset-Backed Securities
                       Trust Services, Nomura 1997-MD VII

If to the Depositor, to:

           Asset Securitization Corporation
           2 World Financial Center
           Building B, 21st Floor
           New York, New York 10281-1198

           Attention: Perry Gershon and
                      Sheryl McAfee

           With copies to:

           Cleary, Gottlieb, Steen & Hamilton
           One Liberty Plaza
           New York, New York 10006

           Attention:  Andrea G. Podolsky

           If to the Servicer or the Special Servicer, to:

           Pacific Mutual Life Insurance Company
           700 Newport Drive
           Newport Beach, CA  92660
           Attention:  Michelle A. Curran

           If to the Originator, to:

           Nomura Asset Capital Corporation
           2 World Financial Center
           Building B, 21st Floor
           New York, NY 10281-1198

           Attention: Perry Gershon and
                      Sheryl McAfee

           If to any Certificateholder, to:

           the address set forth in the
           Certificate Register,

or, in the case of the parties to this Agreement, to such other address as such party shall specify by written notice to the other parties hereto.

           SECTION 10.05.  Severability of Provisions.

           If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then, to the extent permitted by applicable law, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

           SECTION 10.06.  Notice to the Depositor and Each Rating Agency.

           (a) The Trustee shall use its best efforts to promptly provide notice to the Depositor and each Rating Agency with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

           (i)    any material change or amendment to this Agreement;

          (ii) the occurrence of any Event of Default that has not been cured;

         (iii) the merger, consolidation, resignation or termination of the Servicer, Special Servicer, the Trustee or Fiscal Agent;

          (iv) the repurchase of Mortgage Loans pursuant to Section 2.03(d) or 2.03(e);

           (v)    the final payment to any Class of Certificateholders;

          (vi) any change in the location of the Collection Account, the Lower-Tier Distribution Account or the Upper-Tier Distribution Account;

         (vii) any event that would result in the voluntary or involuntary termination of any insurance of the accounts of the Servicer;

        (viii)    each report to Certificateholders described in
                  Section 4.02 and Section 3.22;

          (ix)    any change in the lien priority of a Mortgage Loan;

           (x) any new lease of an anchor or a termination of an anchor lease at a retail Mortgaged Property; and

          (xi)    any material damage to a Mortgaged Property.


          (b) The Servicer shall promptly furnish to each Rating Agency copies of the following:

           (i) each of its annual statements as to compliance described in Section 3.14;

          (ii) each of its annual independent public accountants' servicing reports described in Section 3.15; and

         (iii) a copy of each rent roll and each operating and other financial statement and occupancy reports, to the extent such information is required to be delivered under a Mortgage Loan, in each case to the extent collected pursuant to Section 3.03.

           (c) The Servicer shall furnish each Rating Agency with such information with respect to the Trust Fund, any Mortgaged
Property, a Borrower and a non-performing or Specially Serviced
Mortgage Loan as such Rating Agency shall reasonably request and which the Servicer can reasonably obtain. The Rating Agencies shall not be charged any fee or expense in connection therewith.

           (d) Notices to each Rating Agency shall be addressed as follows:

           Fitch Investors Service, L.P.
           One State Street Plaza
           New York, New York 10004

           Attention:     Commercial Mortgage Surveillance

           Duff & Phelps Credit Rating Co.
           55 E. Monroe Street, 35th Floor
           Chicago, Illinois  60603

           Attention:  Structured Finance Commercial Real Estate Monitoring

           Moody's Investor Services, Inc.
           99 Church Street
           New York, New York 10007

           Attention:  Managing Director
           Commercial Mortgage-Backed Securities

           Standard & Poor's Ratings Services
           25 Broadway
           New York, New York 10004

           Attention: Commercial Mortgage Surveillance or in each case to such other address as any Rating Agency shall specify by written notice to the parties hereto.

          SECTION 10.07.  Amendment.

           This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions herein or therein, (iii) to amend or supplement any provisions herein or therein that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, (iv) to amend or supplement any provisions therein to the extent necessary or desirable to maintain the ratings assigned to each of the Classes of Certificates by each Rating Agency or (v) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates representing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

           (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage
                  Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

          (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under this Agreement, without the consent of the Holders of all Certificates representing all of the Percentage Interest of the Class or Classes affected hereby;

         (iii) alter the Servicing Standard or the obligations of the Servicer, the Special Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

          (iv) amend any section hereof which relates to the amendment of this Agreement without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           In the event that neither the Depositor nor any successor thereto, if any, is in existence, any amendment under this Section 10.07 shall be effective with the consent of the Trustee, the Fiscal Agent, and the Servicer, in writing, and to the extent required by this Section, the Certificateholders. Promptly after the execution of any amendment, the Servicer shall forward to the Trustee and the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency.

           It shall not be necessary for the consent of Certificateholders under this Section 10.07 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The method of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe; provided, however, that such method shall always be by affirmation and in writing.

           Notwithstanding any contrary provision of this Agreement, no amendment shall be made to this Agreement or any Custodial Agreement unless, if requested by the Servicer and/or the Trustee, the Servicer and the Trustee shall have received an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is required by any Rating Agency to maintain the rating issued by it or requested by the Trustee for any purpose described in clause (i) or (ii) of the first sentence of this Section, then at the expense of the Trust Fund), to the effect that such amendment will not cause either the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, will not cause a tax to be imposed on the Trust Fund under the REMIC Provisions (other than a tax at the highest marginal corporate tax rate on net income from foreclosure property) or will not cause the Grantor Trust to fail to qualify as a grantor trust. Prior to the execution of any amendment to this Agreement or any Custodial Agreement, the Trustee, the Fiscal Agent, the Special Servicer and the Servicer may request and shall be entitled to rely conclusively upon an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is required by any Rating Agency to maintain the rating issued by it or requested by the Trustee for any purpose described in clause (i), (ii), (iii) or (v) (which do not modify or otherwise relate solely to the obligations, duties or rights of the Trustee) of the first sentence of this Section, then at the expense of the Trust Fund) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee and the Fiscal Agent may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Fiscal Agent's own rights, duties or immunities under this Agreement.

          SECTION 10.08.  Confirmation of Intent.

           It is the express intent of the parties hereto that the conveyance of the Trust Fund (including the Mortgage Loans) by the Depositor to the Trustee on behalf of Certificateholders as contemplated by this Agreement and the sale by the Depositor of the Certificates be, and be treated for all purposes as, a sale by the Depositor of the undivided portion of the beneficial interest in the Trust Fund represented by the Certificates. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Trust Fund by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to continue to be property of the Depositor then (a) this Agreement shall also be deemed to be a security agreement under applicable law; (b) the transfer of the Trust Fund provided for herein shall be deemed to be a grant by the Depositor to the Trustee on behalf of Certificateholders of a first priority security interest in all of the Depositor's right, title and interest in and to the Trust Fund and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Collection Account, Lower-Tier Distribution Account, Upper-Tier Distribution Account, Default Interest Distribution Account and Excess Interest Distribution Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee (or the Custodian on its behalf) of Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Delaware and Illinois Uniform Commercial Code; and (d) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Trustee pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Depositor shall, and upon the request of the Servicer, the Trustee shall, to the extent consistent with this Agreement (and at the expense of the Trust Fund), take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this

Agreement. It is the intent of
the parties that such a security interest would be effective whether any of the Certificates are sold, pledged or assigned.

          SECTION 10.09.  Streit Act.

           Any provisions required to be contained in this Agreement by Section 126 and/or Section 130-k or Article 4-A of the New York Real Property Law are hereby incorporated herein, and such provisions shall be in addition to those conferred or imposed by this Agreement; provided, however, that to the extent that such Section 126 and/or Section 130-k shall not have any effect, and if said Section 126 and/or Section 130-k should at any time be repealed or cease to apply to this Agreement or be construed by judicial decision to be inapplicable, said Section 126 and/or Section 130-k shall cease to have any further effect upon the provisions of this Agreement. In case of a conflict between the provisions of this Agreement and any mandatory provisions of Article 4-A of the New York Real Property Law, such mandatory provisions of said Article 4-A shall prevail, provided that if said Article 4-A shall not apply to this Agreement, should at any time be repealed, or cease to apply to this Agreement or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Agreement.

          SECTION 10.10.  No Intended Third-Party Beneficiaries.

           No Person other than a party to this Agreement and any Certificateholder shall have any rights with respect to the enforcement of any of the rights or obligations hereunder. Without limiting the foregoing, the parties to this Agreement specifically state that no Borrower, property manager or other party to a Mortgage Loan is an intended third-party beneficiary of this Agreement.

           IN WITNESS WHEREOF, the Depositor, the Servicer, the
Trustee and the Fiscal Agent have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

Signed and acknowledged             ASSET SECURITIZATION
in the presence of:                    CORPORATION,
                                       as Depositor
/s/ Russell M. Goldenberg
---------------------------------
Print Name: Russell M. Goldenberg
                                    By: /s/ Marlyn A. Marincas
/s/ Kenneth J. Yellen                 ---------------------------------
---------------------------------       Name: Marlyn A. Marincas
Print Name: Kenneth J. Yellen           Title: Vice President

Signed and acknowledged             PACIFIC MUTUAL LIFE INSURANCE
in the presence of                  COMPANY,
                                    as Servicer

/s/ P. Sneed                        By: /s/ M.A. Curran
---------------------------------      --------------------------------
Print Name: P. Sneed                Name: M.A. Curran
                                    Title: Vice President

/s/ C. DeFrenza                     By: /s/ C.S. Dillion
---------------------------------      --------------------------------
Print Name: C. DeFrenza             Name: C.S. Dillion
                                    Title: Assistant Secretary


Signed and acknowledged             LASALLE NATIONAL BANK
in the presence of                  as Trustee, Custodian,
                                    Certificate Registrar
/s/ Russell M. Goldenberg           and Paying Agent
---------------------------------
Print Name: Russell M. Goldenberg   By: /s/ Mary L. Collier
                                       --------------------------------
/s/ Kenneth J. Yellen               Name: Mary L. Collier
---------------------------------   Title: Asst. Vice President
Print Name: Kenneth J. Yellen

ABN AMRO BANK N.V.,                 ABN AMRO BANK N.V.,
as Fiscal Agent of the Trustee      as Fiscal Agent of the Trustee

By: /s/ Mary C. Casey               By: /s/ Robert C. Smolka
---------------------------------      --------------------------------
Name: Mary C. Casey                 Name: Robert C. Smolka
Title: Vice President               Title: Group Vice President

                                    Acknowledged by Nomura Securities
                                    International, Inc., solely with respect to Section 3.07, Section 3.29(c) and
                                    Section 5.02(l)

                                    By: /s/ Boyd Fellows
                                       --------------------------------
                                    Name: Boyd Fellows
                                    Title: Managing Director

                                    Acknowledged by Nomura Asset
                                    Capital Corporation, Solely
                                    with respect to Section
                                    2.03(e) and Section 3.29(o),
                                    NOMURA ASSET CAPITAL
                                    CORPORATION

                                    By: /s/ Sheryl McAfee
                                       --------------------------------
                                    Name: Sheryl McAfee
                                    Title: Managing Director

STATE OF NEW YORK    )
                     )ss:
COUNTY OF NEW YORK   )

           On this 27th day of March, 1997, before me, the undersigned, a Notary Public in and for the State of New York, duly commissioned and sworn, personally appeared Marlyn A. Marincas, to me known who, by me duly sworn, did depose and acknowledge before me and say that he resides at Two World Financial Center, New York, New York; that she is the Vice President of ASSET SECURITIZATION CORPORATION, a Delaware corporation, the corporation described in and that executed the foregoing instrument; and that he signed his name thereto under authority of the board of directors of said corporation and on behalf of such corporation.

           WITNESS my hand and seal hereto affixed the day and year first above written.

                                   /s/ Michael F. Rinzler
                                  -----------------------------------
                                  NOTARY PUBLIC in and for the
                                  State of New York.
                                  My Commission expires: January 21, 1999

                                  (stamp)

                                  (seal)


This instrument prepared by:


/s/ Joanna Smith
-------------------------------
Name: Joanna Smith
Address: One Liberty Plaza
         New York, NY  10006

STATE OF CALIFORNIA  )
                     )ss:
COUNTY OF ORANGE     )

           On this 27th day of March, 1997, before me, the undersigned, a Notary Public in and for the State of California, duly commissioned and sworn, personally appeared C.S. Dillion, to me known who, by me duly sworn, did depose and acknowledge before me and say that he/she resides at 700 Newport Center Dr., NB, CA; is the Assistant Secretary of Pacific Mutual Life Insurance Company, the corporation described in and that executed the foregoing instrument; and that he/she signed his/her name thereto under authority of the board of directors of said corporation and on behalf of such corporation.

           WITNESS my hand and seal hereto affixed the day and year first above written.

                                   /s/ Patti A. Sneed
                                  -----------------------------------
                                  NOTARY PUBLIC in and for the
                                  State of California.
                                  My Commission expires: October 30, 2000

                                  (stamp)

                                  (seal)


This instrument prepared by:


 /s/ Joanna Smith
---------------------------------
Name: Joanna Smith
Address: One Liberty Plaza
         New York, NY  10006

STATE OF CALIFORNIA  )
                     )ss:
COUNTY OF ORANGE     )

           On this 27th day of March, 1997, before me, the undersigned, a Notary Public in and for the State of California, duly commissioned and sworn, personally appeared M.A. Curran, to me known who, by me duly sworn, did depose and acknowledge before me and say that he/she resides at 700 Newport Center Dr., NB, CA; is the Vice President of Pacific Mutual Life Insurance Company, the corporation described in and that executed the foregoing instrument; and that he/she signed his/her name thereto under authority of the board of directors of said corporation and on behalf of such corporation.

           WITNESS my hand and seal hereto affixed the day and year first above written.

                                   /s/ Patti A. Sneed
                                  -----------------------------------
                                  NOTARY PUBLIC in and for the
                                  State of California.
                                  My Commission expires: October 30, 2000

                                  (stamp)

                                  (seal)


This instrument prepared by:


 /s/ Joanna Smith
---------------------------------
Name: Joanna Smith
Address: One Liberty Plaza
         New York, NY  10006

STATE OF NEW YORK    )
                     )ss:
COUNTY OF NEW YORK   )

           On this 27th day of March, 1997, before me, the undersigned, a Notary Public in and for the State of New York, duly commissioned and sworn, personally appeared Mary Collier, to me known who, by me duly sworn, did depose and acknowledge before me and say that she resides at 135 South LaSalle, Chicago, Illinois; that she is an Assistant Vice President of LASALLE NATIONAL BANK, a nationally chartered bank, the corporation described in and that executed the foregoing instrument; and that she signed her name thereto under authority of the board of directors of said corporation and on behalf of such corporation.

           WITNESS my hand and seal hereto affixed the day and year first above written.

                                   /s/ Michael F. Rinzler
                                  -----------------------------------
                                  NOTARY PUBLIC in and for the
                                  State of New York.
                                  My Commission expires: January 21, 1999

                                  (stamp)

                                  (seal)


This instrument prepared by:


/s/ Joanna Smith
-------------------------------
Name: Joanna Smith
Address: One Liberty Plaza
         New York, NY  10006

STATE OF ILLINOIS    )
                     )ss:
COUNTY OF COOK       )

           On the 25th day of March, 1997, before me, Sandra Alvarez, a Notary Public in and for said State, personally appeared Mary
C. Casey, Vice President, and Robert C. Smolka, Group Vice
President, personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity, and that by their signatures on the instrument the corporation upon behalf of which the persons acted executed the within instrument.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                   /s/ Sandra Alvarez
                                  -------------------------------------
                                  NOTARY PUBLIC

                                  My Commission expires August 20, 2000

                                  (stamp)

                                  (seal)


This instrument prepared by:


/s/ Joanna Smith
-------------------------------
Name: Joanna Smith
Address: One Liberty Plaza
         New York, NY  10006

                            EXHIBIT A-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN
INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING
CERTIFICATE BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS
THAN THE INITIAL CERTIFICATE BALANCE SET FORTH BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                  SERIES 1997-MD VII, CLASS A-1A

Pass-Through Rate:  7.32000%

First Distribution Date:            Cut-off Date:  March 27, 1997
April 15, 1997

Aggregate Initial                   Scheduled Final
Certificate Balance of the          Distribution Date:
Class A-1A Certificates:            January 13, 2027
$115,435,756

CUSIP:  045424 EG 9                 ISIN:  US045424 EG92

Common Code: 7522207                Initial Certificate
                                    Balance of this Certificate:
                                    $115,435,756

No.:  A-1A-

           This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class A-1A Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1B, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1, Class B-1H, Class V-1, Class V-2, Class R and Class LR Certificates (together with the A-1A Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

           This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class A-1A Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling and Servicing Agreement.

           Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling and Servicing Agreement. The "Interest Accrual Period" with respect to any Distribution Date commences on the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on the tenth day of the month in which such Distribution Date occurs, provided that the first Interest Accrual Period shall commence on the Cut-off Date and end on April 10, 1997. Interest for each Interest Accrual Period, other than the Interest Accrual Period with respect to the Distribution Date occurring in April 1997, is calculated based on a 360-day year consisting of twelve 30-day months. The Interest Accrual Period with respect to the Distribution Date occurring in April 1997 shall consist of 14 days.

           All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution Date occurring in April 1997, the Record Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

           This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

           Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

           The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement, (iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

           (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

           (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

          (iii) alter the Servicing Standard or the obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

           (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

           (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D)  the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and
                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

          (ii)  the aggregate fair market value of the
                Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

           Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Class A-1A Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication
                   _____________________________

           This is one of the Class A-1A Certificates referred to in the Pooling and Servicing Agreement.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent



                               By:_______________________________________
                                        Authorized Officer

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto__________________________________________
________________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire
Percentage Interest represented by the within Class A-1A
Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Class A-1A Certificate of the entire Percentage
Interest represented by the within Class A-1A Certificates to the above-named Assignee(s) and to deliver such Class A-1A
Certificate to the following address:
________________________________________________________________________
________________________________________________________________________

Date:_______________           _________________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               _________________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for
purposes of distribution:_______________________________________________
________________________________________________________________________
Address of the Assignee(s) for the purpose of receiving notices and distributions:


          Distributions, if being made by wire transfer in immediately available funds to _____________________________________________________
for the account of _____________________________________________________
account number _________________________________________________________.

           This information is provided by______________________________
_______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:______________________________________


                                  ______________________________________
                                  [Please print or type name(s)]


                                  ______________________________________
                                  Title:


                                  ______________________________________
                                  Taxpayer Identification Number

                            EXHIBIT A-2

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN
INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING
CERTIFICATE BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS
THAN THE INITIAL CERTIFICATE BALANCE SET FORTH BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                  SERIES 1997-MD VII, CLASS A-1B

Pass-Through Rate:  7.41000%

First Distribution Date:            Cut-off Date:  March 27, 1997
April 15, 1997

Aggregate Initial                   Scheduled Final
Certificate Balance of the          Distribution Date:
Class A-1B Certificates:            January 13, 2027
$214,279,224

CUSIP:  045424 EH 7                 ISIN:  US045424 EH75

Common Code:  7522215               Initial Certificate
                                    Balance of this Certificate:
                                    $214,279,224

No.:  A-1B-

           This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class A-1B Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1, Class B-1H, Class V-1, Class V-2, Class R and Class LR Certificates (together with the A-1B Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

           This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class A-1B Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling and Servicing Agreement.

           Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling and Servicing Agreement. The "Interest Accrual Period" with respect to any Distribution Date commences on the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on the tenth day of the month in which such Distribution Date occurs, provided that the first Interest Accrual Period shall commence on the Cut-off Date and end on April 10, 1997. Interest for each Interest Accrual Period, other than the Interest Accrual Period with respect to the Distribution Date occurring in April 1997, is calculated based on a 360-day year consisting of twelve 30-day months. The Interest Accrual Period with respect to the Distribution Date occurring in April 1997 shall consist of 14 days.

           All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business
Day; provided, however, that with respect to the Distribution
Date occurring in April 1997, the Record Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

           This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

           Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

           The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement, (iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

           (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

          (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

          (iii) alter the Servicing Standard or the obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

           (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

           (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D)  the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and
                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

          (ii)  the aggregate fair market value of the
                Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

           Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Class A-1B Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication
                   _____________________________

           This is one of the Class A-1B Certificates referred to in the Pooling and Servicing Agreement.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent


                               By:___________________________________
                                        Authorized Officer

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto_________________________________________
_______________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire
Percentage Interest represented by the within Class A-1B
Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Class A-1B Certificate of the entire Percentage
Interest represented by the within Class A-1B Certificates to the above-named Assignee(s) and to deliver such Class A-1B
Certificate to the following address:
_______________________________________________________________________
_______________________________________________________________________

Date:_________________         ________________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               ________________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:___________________________________________________
_____________________________________________________________________

          Distributions, if being made by wire transfer in immediately available funds to___________________________________________________
for the account of __________________________________________________
account number __________________________.

           This information is provided by __________________________ _______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:___________________________________


                                  ___________________________________
                                  [Please print or type name(s)]


                                  ___________________________________
                                  Title:


                                  ___________________________________
                                  Taxpayer Identification Number

                            EXHIBIT A-3

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS
CERTIFICATE THE NOTIONAL BALANCE OF THE CLASS PS-1 CERTIFICATES
IS EQUAL TO THE AGGREGATE STATED PRINCIPAL BALANCE OF THE
MORTGAGE LOANS AS SET FORTH IN THE POOLING AND SERVICING
AGREEMENT REFERRED TO BELOW. ACCORDINGLY, THE OUTSTANDING
NOTIONAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN
THE INITIAL NOTIONAL BALANCE SET FORTH BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

THIS CERTIFICATE IS ISSUED ON MARCH 27, 1997, AT AN ISSUE PRICE OF 2.5541% OF THE INITIAL CLASS PS-1 NOTIONAL BALANCE AND A STATED REDEMPTION PRICE AT MATURITY EQUAL TO ALL INTEREST DISTRIBUTIONS HEREON, AND IS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. ASSUMING (A) THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS REFLECTING THE PREPAYMENT ASSUMPTION OF SCENARIO 1 (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT DATED MARCH 20, 1997 WITH RESPECT TO THE OFFERING OF THE CLASS A-1A, CLASS A-1B, CLASS PS-1, CLASS CS-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5, AND CLASS A-6

CERTIFICATES) USED TO PRICE THIS CERTIFICATE, AND (B) THAT THE PASS- THROUGH RATE HEREON CHANGES IN ACCORDANCE WITH SUCH PREPAYMENT ASSUMPTION: (I) THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $11.40 OF OID PER $1000 OF INITIAL NOTIONAL BALANCE;
(II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE, COMPOUNDED MONTHLY, IS APPROXIMATELY 8.20%; AND (III) THE AMOUNT OF OID ALLOCABLE TO THE INITIAL SHORT INTEREST ACCRUAL PERIOD (MARCH 27, 1997 TO APRIL 13, 1997), CALCULATED USING THE EXACT METHOD, IS NO MORE THAN $.09 PER $1000 OF INITIAL NOTIONAL BALANCE. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                  SERIES 1997-MD VII, CLASS PS-1

Pass-Through Rate:  0.33126%*

First Distribution Date:            Cut-off Date:  March 27, 1997
April 15, 1997

Aggregate Initial                   Scheduled Final
Notional Balance of the             Distribution Date:
Class PS-1 Certificates:            January 13, 2027
$499,568,151

CUSIP:  045424 EJ 3                 ISIN:  US045424 EJ32

Common Code:  7522282               Initial Notional
                                    Balance of this Certificate:
                                    $499,568,151

No.:  PS-1-

           This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class PS-1 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class A-1B, Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1, Class B-1H, Class V-1, Class V-2, Class R and Class LR Certificates (together with the PS-1 Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

           This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank

__________________

* The Pass-Through Rate is for the Distribution Date occurring in April 1997. The Pass- Through Rate for all subsequent Distribution Dates shall be calculated as provided in the Pooling and Servicing Agreement.

N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of interest then distributable, if any, allocable to the Class PS-1 Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling and Servicing Agreement.

           Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling and Servicing Agreement. The "Interest Accrual Period" with respect to any Distribution Date commences on the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on the tenth day of the month in which such Distribution Date occurs, provided that the first Interest Accrual Period shall commence on the Cut-off Date and end on April 10, 1997. Interest for each Interest Accrual Period, other than the Interest Accrual Period with respect to the Distribution Date occurring in April 1997, is calculated based on a 360-day year consisting of twelve 30-day months. The Interest Accrual Period with respect to the Distribution Date occurring in April 1997 shall consist of 14 days.

           All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution

Date occurring in April 1997, the Record Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Notional Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

           This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Notional Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

           Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

          The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement, (iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

           (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

          (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and

                Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

          (iii) alter the Servicing Standard or the obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

           (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

           (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D)  the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and

                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

          (ii)  the aggregate fair market value of the
                Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

           Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Class PS-1 Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication
                   _____________________________

           This is one of the Class PS-1 Certificates referred to in the Pooling and Servicing Agreement.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent


                               By:_____________________________________
                                        Authorized Officer

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto ________________________________________
______________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire
Percentage Interest represented by the within Class PS-1
Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Class PS-1 Certificate of the entire Percentage
Interest represented by the within Class PS-1 Certificates to the above-named Assignee(s) and to deliver such Class PS-1
Certificate to the following address:
______________________________________________________________________
______________________________________________________________________

Date:____________________      _______________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               _______________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________________________________
______________________________________________________________________


          Distributions, if being made by wire transfer in immediately available funds to ___________________________________________________
for the account of ___________________________________________________
account number ____________________________.

           This information is provided by____________________________
_______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:____________________________________


                                  ____________________________________
                                  [Please print or type name(s)]


                                  ____________________________________
                                  Title:


                                  ____________________________________
                                  Taxpayer Identification Number

                          EXHIBIT A-4

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE THE NOTIONAL BALANCE OF THE CLASS CS-1 CERTIFICATES IS EQUAL TO THE CERTIFICATE BALANCE OF THE CLASS A-1A CERTIFICATES AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW. ACCORDINGLY, THE OUTSTANDING NOTIONAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL BALANCE SET FORTH BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

THIS CERTIFICATE IS ISSUED ON MARCH 27, 1997, AT AN ISSUE PRICE OF 3.2205% OF THE INITIAL CLASS PS-1 NOTIONAL BALANCE AND A STATED REDEMPTION PRICE AT MATURITY EQUAL TO ALL INTEREST DISTRIBUTIONS HEREON, AND IS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. ASSUMING (A) THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS REFLECTING THE PREPAYMENT ASSUMPTION OF SCENARIO 1 (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT DATED MARCH 20, 1997 WITH RESPECT TO THE OFFERING OF THE CLASS A-1A, CLASS A-1B, CLASS PS-1, CLASS CS-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5, AND CLASS A-6

CERTIFICATES) USED TO PRICE THIS CERTIFICATE, AND (B) THAT THE PASS- THROUGH RATE HEREON CHANGES IN ACCORDANCE WITH SUCH PREPAYMENT ASSUMPTION: (I) THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $9.54 OF OID PER $1000 OF INITIAL NOTIONAL BALANCE;
(II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE, COMPOUNDED MONTHLY, IS APPROXIMATELY 8.26%; AND (III) THE AMOUNT OF OID ALLOCABLE TO THE INITIAL SHORT INTEREST ACCRUAL PERIOD (MARCH 27, 1997 TO APRIL 13, 1997), CALCULATED USING THE EXACT METHOD, IS NO MORE THAN $.12 PER $1000 OF INITIAL NOTIONAL BALANCE. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                  SERIES 1997-MD VII, CLASS CS-1

Initial Pass-Through Rate:  0.65561%*

First Distribution Date:            Cut-off Date:  March 27, 1997
April 15, 1997

Aggregate Initial                   Scheduled Final
Notional Balance of the             Distribution Date:
Class CS-1 Certificates:            January 13, 2027
$115,435,756

CUSIP: 045424 EK 0                  ISIN: US045424 EK05

Common Code: 7522355                Initial Notional
                                    Balance of this Certificate:
                                    $115,435,756

No.:  CS-1-

           This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class CS-1 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class A-1B, Class PS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1, Class B-1H, Class V-1, Class V-2, Class R and Class LR Certificates (together with the CS-1 Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

           This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank

_______________

* The Pass-Through Rate is for the Distribution Date occurring in April 1997. The Pass- Through Rate for all subsequent Distribution Dates shall be calculated as provided in the Pooling and Servicing Agreement.

N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of interest then distributable, if any, allocable to the Class CS-1 Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling and Servicing Agreement.

           Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling and Servicing Agreement. The "Interest Accrual Period" with respect to any Distribution Date commences on the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on the tenth day of the month in which such Distribution Date occurs, provided that the first Interest Accrual Period shall commence on the Cut-off Date and end on April 10, 1997. Interest for each Interest Accrual Period, other than the Interest Accrual Period with respect to the Distribution Date occurring in April 1997, is calculated based on a 360-day year consisting of twelve 30-day months. The Interest Accrual Period with respect to the Distribution Date occurring in April 1997 shall consist of 14 days.

           All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution

Date occurring in April 1997, the Record Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Notional Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

           This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Notional Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

           Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

          The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement, (iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

           (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

          (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and

                Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

         (iii)  alter the Servicing Standard or the
                obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

          (iv)  amend any section of the Pooling and
                Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

           (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D)  the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and

                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

          (ii)  the aggregate fair market value of the
                Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

           Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Class CS-1 Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication

           This is one of the Class CS-1 Certificates referred to in the Pooling and Servicing Agreement.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent


                               By:_______________________________________
                                        Authorized Officer

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto_________________________________________
_______________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire
Percentage Interest represented by the within Class CS-1
Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Class CS-1 Certificate of the entire Percentage
Interest represented by the within Class CS-1 Certificates to the above-named Assignee(s) and to deliver such Class CS-1
Certificate to the following address:
_______________________________________________________________________
_______________________________________________________________________

Date: __________________       ________________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               ________________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:________________________________________________________
__________________________________________________________________________

          Distributions, if being made by wire transfer in immediately available funds to _______________________________________________________
for the account of _______________________________________________________
account number ________________________________.

           This information is provided by _______________________________
_______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:_____________________________________


                                  _____________________________________
                                  [Please print or type name(s)]


                                  _____________________________________
                                  Title:


                                  _____________________________________
                                  Taxpayer Identification Number

                       EXHIBIT A-5

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN
INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING
CERTIFICATE BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS
THAN THE INITIAL CERTIFICATE BALANCE SET FORTH BELOW.

THIS CLASS A-2 CERTIFICATE IS SUBORDINATE TO THE CLASS A-1A,
CLASS A- 1B, CLASS PS-1 AND CLASS CS-1 CERTIFICATES AS AND TO THE
EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED
TO HEREIN.

THIS CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW") WHICH IS TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR (B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR ANY SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR ANY OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN,

OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW. TRANSFEREES OF THIS CERTIFICATE TAKING DELIVERY IN CERTIFICATED FORM SHALL BE REQUIRED EITHER (i) TO DELIVER A LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 OF THE POOLING AND SERVICING AGREEMENT STATING THAT THE TRANSFEREE IS NOT AN ENTITY REFERRED TO IN (A) OR (B) ABOVE TO THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE, OR (ii) IN THE EVENT THE TRANSFEREE IS SUCH AN ENTITY SPECIFIED IN (A) OR (B) ABOVE, SUCH ENTITY SHALL PROVIDE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE DEPOSITOR, THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT THE PURCHASE OR HOLDING OF THE CERTIFICATES BY OR ON BEHALF OF A PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW, AND WILL NOT SUBJECT THE SERVICER, THE SPECIAL SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A "GLOBAL CERTIFICATE" THAT IS A "RESTRICTED CERTIFICATE" (EACH AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PLAN OR A PERSON ACTING ON BEHALF OF ANY PLAN OR USING THE ASSETS OF ANY PLAN TO ACQUIRE SUCH INTEREST, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA,
SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                   SERIES 1997-MD VII, CLASS A-2

Pass-Through Rate:  7.48561%*

First Distribution Date:            Cut-off Date:  March 27, 1997
April 15, 1997

Aggregate Initial                   Scheduled Final
Certificate Balance of the          Distribution Date:
Class A-2 Certificates:             January 13, 2027
$42,463,292

CUSIP: 045424 EL 8                  ISIN: US045424 EL87

Common Code: 7522479                Initial Certificate
                                    Balance of this Certificate:
                                    $42,463,292

No.:  A-2-

           This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class A-2 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class A-1B, Class PS-1, Class CS-1, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1, Class B-1H, Class V-1, Class V-2, Class R and Class LR Certificates (together with the A-2 Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

           This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank

____________________

* The Pass-Through Rate is for the Distribution Date occurring in April 1997. The Pass- Through Rate for all subsequent Distribution Dates shall be calculated as provided in the Pooling and Servicing Agreement.

N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class A-2 Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement.

           Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling and Servicing Agreement. The "Interest Accrual Period" with respect to any Distribution Date commences on the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on the tenth day of the month in which such Distribution Date occurs, provided that the first Interest Accrual Period shall commence on the Cut-off Date and end on April 10, 1997. Interest for each Interest Accrual Period, other than the Interest Accrual Period with respect to the Distribution Date occurring in April 1997, is calculated based on a 360-day year consisting of twelve 30-day months. The Interest Accrual Period with respect to the Distribution Date occurring in April 1997 shall consist of 14 days.

          All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution Date occurring in April 1997, the Record Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related
Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

           This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest
Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

           Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

          The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement, (iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

           (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

          (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and

                Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (iii) alter the Servicing Standard or the obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

                (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

           (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D)  the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and

                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

          (ii)  the aggregate fair market value of the
                Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

           Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Class A-2 Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication
                   _____________________________

           This is one of the Class A-2 Certificates referred to in the Pooling and Servicing Agreement.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its individual capacity but solely as Authenticating Agent


                               By:________________________________________
                                           Authorized Officer

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto___________________________________________
_________________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire
Percentage Interest represented by the within Class A-2
Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Class A-2 Certificate of the entire Percentage
Interest represented by the within Class A-2 Certificates to the above-named Assignee(s) and to deliver such Class A-2 Certificate to the following address:

_________________________________________________________________________
_________________________________________________________________________

Date:___________________       __________________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               __________________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:_______________________________________________________
_________________________________________________________________________

          Distributions, if being made by wire transfer in immediately available funds to_______________________________________________________
for the account of_______________________________________________________
account number_____________________________.

           This information is provided by_______________________________
_______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:___________________________________


                                  ___________________________________
                                  [Please print or type name(s)]


                                  ___________________________________
                                  Title:


                                  ___________________________________
                                  Taxpayer Identification Number

                            EXHIBIT A-6

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN
INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING
CERTIFICATE BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS
THAN THE INITIAL CERTIFICATE BALANCE SET FORTH BELOW.

THIS CLASS A-3 CERTIFICATE IS SUBORDINATE TO THE CLASS A-1A,
CLASS A- 1B, CLASS PS-1, CLASS CS-1 AND CLASS A-2 CERTIFICATES AS
AND TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS
(A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW") (EACH, A "PLAN"), OR (B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR ANY SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT

HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW. TRANSFEREES OF THIS CERTIFICATE TAKING DELIVERY IN CERTIFICATED FORM SHALL BE REQUIRED EITHER (i) TO DELIVER A LETTER IN THE FORM OF EXHIBIT D-2 OF THE POOLING AND SERVICING AGREEMENT TO SUCH EFFECT, OR (ii) IN THE EVENT THE TRANSFEREE IS SUCH AN ENTITY SPECIFIED IN (A) OR (B) ABOVE, EXCEPT IN THE CASE OF A RESIDUAL CERTIFICATE, WHICH MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS IT IS NOT SUCH AN ENTITY, SUCH ENTITY SHALL PROVIDE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR THAT THE PURCHASE OR HOLDING OF THE CERTIFICATES BY OR ON BEHALF OF A PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA OR
SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A "GLOBAL CERTIFICATE" THAT IS A "RESTRICTED CERTIFICATE" (EACH AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PLAN OR A PERSON ACTING ON BEHALF OF ANY PLAN OR USING THE ASSETS OF ANY PLAN TO ACQUIRE SUCH INTEREST, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA,
SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                   SERIES 1997-MD VII, CLASS A-3

Pass-Through Rate:  7.57561%*

First Distribution Date:            Cut-off Date:  March 27, 1997
April 15, 1997

Aggregate Initial                   Scheduled Final
Certificate Balance of the          Distribution Date:
Class A-3 Certificates:             January 13, 2027
$39,965,452

CUSIP: 045424 EM 6                  ISIN: US045424 EM60

Common Code: 7522541                Initial Certificate
                                    Balance of this Certificate:
                                    $39,965,452

No.:  A-3-

           This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class A-3 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class A-1B, Class PS-1, Class CS-1, Class A-2, Class A-4, Class A-5, Class A-6, Class B-1, Class B-1H, Class V-1, Class V-2, Class R and Class LR Certificates (together with the A-3 Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

           This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank

--------
      The Pass-Through Rate is for the Distribution Date occurring in April 1997. The Pass- Through Rate for all subsequent Distribution Dates shall be calculated as provided in the Pooling and Servicing Agreement.

N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class A-3 Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement.

           Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling and Servicing Agreement. The "Interest Accrual Period" with respect to any Distribution Date commences on the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on the tenth day of the month in which such Distribution Date occurs, provided that the first Interest Accrual Period shall commence on the Cut-off Date and end on April 10, 1997. Interest for each Interest Accrual Period, other than the Interest Accrual Period with respect to the Distribution Date occurring in April 1997, is calculated based on a 360-day year consisting of twelve 30-day months. The Interest Accrual Period with respect to the Distribution Date occurring in April 1997 shall consist of 14 days.

           All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution Date occurring in April 1997, the Record Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related
Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

           This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any

Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

           Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement,
(iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating
Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating
Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

                (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and

                Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (iii) alter the Servicing Standard or the obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

                (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

                (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D)  the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and

                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

                (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

           Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Class A-3
Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication

           This is one of the Class A-3 Certificates referred to in the Pooling and Servicing Agreement.

Dated: March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as
                               Authenticating Agent


                               By:______________________________________
                                        Authorized Officer

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto_____________________________
____________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class A-3
Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Class A-3 Certificate of the entire Percentage
Interest represented by the within Class A-3 Certificates to the above-named Assignee(s) and to deliver such Class A-3 Certificate to the following address:
____________________________________________________________________
____________________________________________________________________

Date:________________          ___________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               ___________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________________________________
______________________________________________________________________


          Distributions, if being made by wire transfer in immediately available funds to ___________________________________________________
for the account of ___________________________________________________
account number ____________________________.

           This information is provided by____________________________
_______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:____________________________________


                                  ____________________________________
                                  [Please print or type name(s)]


                                  ____________________________________
                                  Title:


                                  ____________________________________
                                  Taxpayer Identification Number

                            EXHIBIT A-7

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN
INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING
CERTIFICATE BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS
THAN THE INITIAL CERTIFICATE BALANCE SET FORTH BELOW.

THIS CLASS A-4 CERTIFICATE IS SUBORDINATE TO THE CLASS A-1A,
CLASS A- 1B, CLASS PS-1, CLASS CS-1, CLASS A-2 AND CLASS A-3
CERTIFICATES AS AND TO THE EXTENT SET FORTH IN THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS
(A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW") (EACH, A "PLAN"), OR (B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR ANY SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT

HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW. TRANSFEREES OF THIS CERTIFICATE TAKING DELIVERY IN CERTIFICATED FORM SHALL BE REQUIRED EITHER (i) TO DELIVER A LETTER IN THE FORM OF EXHIBIT D-2 OF THE POOLING AND SERVICING AGREEMENT TO SUCH EFFECT, OR (ii) IN THE EVENT THE TRANSFEREE IS SUCH AN ENTITY SPECIFIED IN (A) OR (B) ABOVE, EXCEPT IN THE CASE OF A RESIDUAL CERTIFICATE, WHICH MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS IT IS NOT SUCH AN ENTITY, SUCH ENTITY SHALL PROVIDE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR THAT THE PURCHASE OR HOLDING OF THE CERTIFICATES BY OR ON BEHALF OF A PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA OR
SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A "GLOBAL CERTIFICATE" THAT IS A "RESTRICTED CERTIFICATE" (EACH AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PLAN OR A PERSON ACTING ON BEHALF OF ANY PLAN OR USING THE ASSETS OF ANY PLAN TO ACQUIRE SUCH INTEREST, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA,
SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                   SERIES 1997-MD VII, CLASS A-4

Pass-Through Rate:  7.77561%*

First Distribution Date:            Cut-off Date:  March 27, 1997
April 15, 1997

Aggregate Initial                   Scheduled Final
Certificate Balance of the          Distribution Date:
Class A-4 Certificates:             January 13, 2027
$37,467,611

CUSIP:  045424 EN 4                 ISIN: US045424 EM60

Common Code:7522606                 Initial Certificate
                                    Balance of this Certificate:
                                    $37,467,611

No.:  A-4-

           This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class A-4 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class A-1B, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-5, Class A-6, Class B-1, Class B-1H, Class V-1, Class V-2, Class R and Class LR Certificates (together with the A-4 Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

           This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank

--------
      The Pass-Through Rate is for the Distribution Date occurring in April 1997. The Pass- Through Rate for all subsequent Distribution Dates shall be calculated as provided in the Pooling and Servicing Agreement.

N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class A-4 Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement.

           Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling and Servicing Agreement. The "Interest Accrual Period" with respect to any Distribution Date commences on the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on the tenth day of the month in which such Distribution Date occurs, provided that the first Interest Accrual Period shall commence on the Cut-off Date and end on April 10, 1997. Interest for each Interest Accrual Period, other than the Interest Accrual Period with respect to the Distribution Date occurring in April 1997, is calculated based on a 360-day year consisting of twelve 30-day months. The Interest Accrual Period with respect to the Distribution Date occurring in April 1997 shall consist of 14 days.

           All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution Date occurring in April 1997, the Record Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related
Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

           This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any

Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

           Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement,
(iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating
Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating
Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

                (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and

                Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (iii) alter the Servicing Standard or the obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

                (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

                (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D)  the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and

                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

                (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

           Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Class A-4
Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication

           This is one of the Class A-4 Certificates referred to in the Pooling and Servicing Agreement.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as
                               Authenticating Agent


                               By:______________________________________
                                        Authorized Officer

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto_____________________________
____________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class A-4
Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Class A-4 Certificate of the entire Percentage
Interest represented by the within Class A-4 Certificates to the above-named Assignee(s) and to deliver such Class A-4 Certificate to the following address:
____________________________________________________________________
____________________________________________________________________

Date:________________          ___________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               ___________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________________________________
______________________________________________________________________


          Distributions, if being made by wire transfer in immediately available funds to ___________________________________________________
for the account of ___________________________________________________
account number ____________________________.

           This information is provided by____________________________
_______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:____________________________________


                                  ____________________________________
                                  [Please print or type name(s)]


                                  ____________________________________
                                  Title:


                                  ____________________________________
                                  Taxpayer Identification Number

                            EXHIBIT A-8

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN
INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING
CERTIFICATE BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS
THAN THE INITIAL CERTIFICATE BALANCE SET FORTH BELOW.

THIS CLASS A-5 CERTIFICATE IS SUBORDINATE TO THE CLASS A-1A,
CLASS A- 1B, CLASS PS-1, CLASS CS-1, CLASS A-2, CLASS A-3 AND
CLASS A-4 CERTIFICATES AS AND TO THE EXTENT SET FORTH IN THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS
(A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW") (EACH, A "PLAN"), OR (B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR ANY SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT

HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW. TRANSFEREES OF THIS CERTIFICATE TAKING DELIVERY IN CERTIFICATED FORM SHALL BE REQUIRED EITHER (i) TO DELIVER A LETTER IN THE FORM OF EXHIBIT D-2 OF THE POOLING AND SERVICING AGREEMENT TO SUCH EFFECT, OR (ii) IN THE EVENT THE TRANSFEREE IS SUCH AN ENTITY SPECIFIED IN (A) OR (B) ABOVE, EXCEPT IN THE CASE OF A RESIDUAL CERTIFICATE, WHICH MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS IT IS NOT SUCH AN ENTITY, SUCH ENTITY SHALL PROVIDE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR THAT THE PURCHASE OR HOLDING OF THE CERTIFICATES BY OR ON BEHALF OF A PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA OR
SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A "GLOBAL CERTIFICATE" THAT IS A "RESTRICTED CERTIFICATE" (EACH AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PLAN OR A PERSON ACTING ON BEHALF OF ANY PLAN OR USING THE ASSETS OF ANY PLAN TO ACQUIRE SUCH INTEREST, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA,
SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                   SERIES 1997-MD VII, CLASS A-5

Pass-Through Rate:  7.97561%*

First Distribution Date:            Cut-off Date:  March 27, 1997
April 15, 1997

Aggregate Initial                   Scheduled Final
Certificate Balance of the          Distribution Date:
Class A-5 Certificates:             January 13, 2027
$27,476,248

CUSIP: 045424 EP 9                  ISIN: US045424 EP91

Common Code: 7522665                Initial Certificate
                                    Balance of this Certificate:
                                    $27,476,248

No.:  A-5-

           This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class A-5 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class A-1B, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class A-6, Class B-1, Class B-1H, Class V-1, Class V-2, Class R and Class LR Certificates (together with the A-5 Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

           This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank

--------
      The Pass-Through Rate is for the Distribution Date occurring in April 1997. The Pass- Through Rate for all subsequent Distribution Dates shall be calculated as provided in the Pooling and Servicing Agreement.

N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class A-5 Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement.

           During each Interest Accrual Period (as defined below), interest on the Class A-5 Certificates will be calculated based on a 360-day year consisting of twelve 30-day months on the outstanding Certificate Balance hereof.

           Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling and Servicing Agreement. The "Interest Accrual Period" with respect to any Distribution Date commences on the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on the tenth day of the month in which such Distribution Date occurs, provided that the first Interest Accrual Period shall commence on the Cut-off Date and end on April 10, 1997. Interest for each Interest Accrual Period, other than the Interest Accrual Period with respect to the Distribution Date occurring in April 1997, is calculated based on a 360-day year consisting of twelve 30-day months. The Interest Accrual Period with respect to the Distribution Date occurring in April 1997 shall consist of the actual number of 14 days.

           All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related

Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution Date occurring in April 1997, the Record Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

           This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property;

(iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans;
(viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

           Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

           The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement, (iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

                (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                     (ii) change the percentages of Voting Rights
                of Holders of Certificates which are required to consent to any action or inaction under the Pooling and Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (iii) alter the Servicing Standard or the obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

                (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

                (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                     (D) the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and
                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

                (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

           Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Class A-5
Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication

           This is one of the Class A-5 Certificates referred to in the Pooling and Servicing Agreement.

Dated: March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as
                               Authenticating Agent


                               By:______________________________________
                                        Authorized Officer

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto_____________________________
____________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class A-5
Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Class A-5 Certificate of the entire Percentage
Interest represented by the within Class A-5 Certificates to the above-named Assignee(s) and to deliver such Class A-5 Certificate to the following address:
____________________________________________________________________
____________________________________________________________________

Date:________________          ___________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               ___________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________________________________
______________________________________________________________________


          Distributions, if being made by wire transfer in immediately available funds to ___________________________________________________
for the account of ___________________________________________________
account number ____________________________.

           This information is provided by____________________________
_______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:____________________________________


                                  ____________________________________
                                  [Please print or type name(s)]


                                  ____________________________________
                                  Title:


                                  ____________________________________
                                  Taxpayer Identification Number

                            EXHIBIT A-9

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN
INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING
CERTIFICATE BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS
THAN THE INITIAL CERTIFICATE BALANCE SET FORTH BELOW.

THIS CLASS A-6 CERTIFICATE IS SUBORDINATE TO THE CLASS A-1A,
CLASS A- 1B, CLASS PS-1, CLASS CS-1, CLASS A-2, CLASS A-3, CLASS
A-4 AND CLASS A-5 CERTIFICATES AS AND TO THE EXTENT SET FORTH IN
THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS
(A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW") (EACH, A "PLAN"), OR (B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR ANY SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT

HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW. TRANSFEREES OF THIS CERTIFICATE TAKING DELIVERY IN CERTIFICATED FORM SHALL BE REQUIRED EITHER (i) TO DELIVER A LETTER IN THE FORM OF EXHIBIT D-2 OF THE POOLING AND SERVICING AGREEMENT TO SUCH EFFECT, OR (ii) IN THE EVENT THE TRANSFEREE IS SUCH AN ENTITY SPECIFIED IN (A) OR (B) ABOVE, EXCEPT IN THE CASE OF A RESIDUAL CERTIFICATE, WHICH MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS IT IS NOT SUCH AN ENTITY, SUCH ENTITY SHALL PROVIDE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR THAT THE PURCHASE OR HOLDING OF THE CERTIFICATES BY OR ON BEHALF OF A PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA OR
SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A "GLOBAL CERTIFICATE" THAT IS A "RESTRICTED CERTIFICATE" (EACH AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PLAN OR A PERSON ACTING ON BEHALF OF ANY PLAN OR USING THE ASSETS OF ANY PLAN TO ACQUIRE SUCH INTEREST, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA,
SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

THIS CERTIFICATE IS ISSUED ON MARCH 27, 1997, AND BASED ON ITS
ISSUE PRICE OF 99.4062% OF ITS INITIAL PRINCIPAL BALANCE AND A
STATED REDEMPTION PRICE AT MATURITY EQUAL TO ITS INITIAL
PRINCIPAL BALANCE, IS ISSUED WITH A DE MINIMIS AMOUNT OF ORIGINAL
ISSUE

DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. ASSUMING (A) THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS REFLECTING THE PREPAYMENT ASSUMPTION OF SCENARIO 1 (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT DATED MARCH 20, 1997 WITH RESPECT TO THE OFFERING OF THE CLASS A-1A, CLASS A-1B, CLASS PS-1, CLASS CS-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5 AND CLASS A-6 CERTIFICATES) USED TO PRICE THIS CERTIFICATE, AND (B) THAT THE PASS- THROUGH RATE HEREON CHANGES IN ACCORDANCE WITH SUCH PREPAYMENT ASSUMPTION: (I) THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $5.94 OF OID PER $1000 OF INITIAL PRINCIPAL BALANCE; (II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE, COMPOUNDED MONTHLY, IS APPROXIMATELY 8.31%; AND (III) THE AMOUNT OF OID ALLOCABLE TO THE INITIAL SHORT INTEREST ACCRUAL PERIOD (MARCH 27, 1997 TO APRIL 13, 1997), CALCULATED USING THE EXACT METHOD, IS NO MORE THAN $.50 PER $1000 OF INITIAL PRINCIPAL BALANCE. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                   SERIES 1997-MD VII, CLASS A-6

Pass-Through Rate:  7.97561%*

First Distribution Date:            Cut-off Date:  March 27, 1997
April 15, 1997

Aggregate Initial                   Scheduled Final
Certificate Balance of the          Distribution Date:
Class A-6 Certificates:             January 13, 2027
$9,991,363

CUSIP: 045424 EQ7                   ISIN: US045424 EQ74

Common Code: 7522746                Initial Certificate
                                    Balance of this Certificate:
                                    $9,991,363

No.:  A-6-

           This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class A-6 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class A-1B, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B-1, Class B-1H, Class V-1, Class V-2, Class R and Class LR Certificates (together with the A-6 Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

           This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank

--------
      The Pass-Through Rate is for the Distribution Date occurring in April 1997. The Pass- Through Rate for all subsequent Distribution Dates shall be calculated as provided in the Pooling and Servicing Agreement.

N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class A-6 Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement.

           Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling and Servicing Agreement. The "Interest Accrual Period" with respect to any Distribution Date commences on the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on the tenth day of the month in which such Distribution Date occurs, provided that the first Interest Accrual Period shall commence on the Cut-off Date and end on April 10, 1997. Interest for each Interest Accrual Period, other than the Interest Accrual Period with respect to the Distribution Date occurring in April 1997, is calculated based on a 360-day year consisting of twelve 30-day months. The Interest Accrual Period with respect to the Distribution Date occurring in April 1997 shall consist of 14 days.

           All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution Date occurring in April 1997, the Record Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related
Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

           This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any

Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

           Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement,
(iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating
Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating
Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

                (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and

                Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (iii) alter the Servicing Standard or the obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

                (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

                (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D)  the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and

                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

                (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

           Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Class A-6
Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication

           This is one of the Class A-6 Certificates referred to in the Pooling and Servicing Agreement.

Dated: March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as
                               Authenticating Agent


                               By:______________________________________
                                        Authorized Officer

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto_____________________________
____________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class A-6
Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Class A-6 Certificate of the entire Percentage
Interest represented by the within Class A-6 Certificates to the above-named Assignee(s) and to deliver such Class A-6 Certificate to the following address:
____________________________________________________________________
____________________________________________________________________

Date:________________          ___________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               ___________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________________________________
______________________________________________________________________


          Distributions, if being made by wire transfer in immediately available funds to ___________________________________________________
for the account of ___________________________________________________
account number ____________________________.

           This information is provided by____________________________
_______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:____________________________________


                                  ____________________________________
                                  [Please print or type name(s)]


                                  ____________________________________
                                  Title:


                                  ____________________________________
                                  Taxpayer Identification Number

                          EXHIBIT A-10/A

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN
INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING
CERTIFICATE BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS
THAN THE INITIAL CERTIFICATE BALANCE SET FORTH BELOW.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE OR FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS AND ONLY
(A)(1) PURSUANT TO RULE 144A UNDER THE 1933 ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) TO AN "INSTITUTIONAL ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE 1933 ACT, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE 1933 ACT OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS
(A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW") (EACH, A "PLAN"), OR (B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR ANY SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW. TRANSFEREES OF THIS CERTIFICATE TAKING DELIVERY IN CERTIFICATED FORM SHALL BE REQUIRED EITHER (i) TO DELIVER A LETTER IN THE FORM OF EXHIBIT D-2 OF THE POOLING AND SERVICING AGREEMENT TO SUCH EFFECT, OR
(ii) IN THE EVENT THE TRANSFEREE IS SUCH AN ENTITY SPECIFIED IN
(A) OR (B) ABOVE, EXCEPT IN THE CASE OF A RESIDUAL CERTIFICATE, WHICH MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS IT IS NOT SUCH AN ENTITY, SUCH ENTITY SHALL PROVIDE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR THAT THE PURCHASE OR HOLDING OF THE CERTIFICATES BY OR ON BEHALF OF A PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY.

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS CERTIFICATE ARE
SUBJECT TO RESTRICTIONS AS PROVIDED IN THE POOLING AND SERVICING
AGREEMENT REFERRED TO BELOW.

THIS CLASS B-1 CERTIFICATE IS SUBORDINATE TO THE CLASS A-1A,
CLASS A- 1B, CLASS PS-1, CLASS CS-1, CLASS A-2, CLASS A-3, CLASS
A-4, CLASS A-5 AND

CLASS A-6 CERTIFICATES AS AND TO THE EXTENT SET FORTH IN THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

THIS CERTIFICATE IS ISSUED ON MARCH 27, 1997, AND BASED ON ITS ISSUE PRICE OF 93.6875% OF ITS INITIAL PRINCIPAL BALANCE AND A STATED REDEMPTION PRICE AT MATURITY EQUAL TO ITS INITIAL PRINCIPAL BALANCE, IS ISSUED WITH A DE MINIMIS AMOUNT OF ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. ASSUMING
(A) THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS REFLECTING THE PREPAYMENT ASSUMPTION OF SCENARIO 1 (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT DATED MARCH 20, 1997 WITH RESPECT TO THE OFFERING OF THE CLASS A-1A, CLASS A-1B, CLASS PS-1, CLASS CS-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5 AND CLASS A-6 CERTIFICATES) USED TO PRICE THIS CERTIFICATE, AND (B) THAT THE PASS- THROUGH RATE HEREON CHANGES IN ACCORDANCE WITH SUCH PREPAYMENT ASSUMPTION: (I) THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $63.12 OF OID PER $1000 OF INITIAL PRINCIPAL BALANCE; (II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE, COMPOUNDED MONTHLY, IS APPROXIMATELY 9.12%; AND (III) THE AMOUNT OF OID ALLOCABLE TO THE INITIAL SHORT INTEREST ACCRUAL PERIOD (MARCH 27, 1997 TO APRIL 13, 1997), CALCULATED USING THE EXACT METHOD, IS NO MORE THAN $.62 PER $1000 OF INITIAL PRINCIPAL BALANCE. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                   SERIES 1997-MD VII, CLASS B-1

                  REGULATION S GLOBAL CERTIFICATE

Pass-Through Rate:  7.97561%*

First Distribution Date:            Cut-off Date:  March 27, 1997
April 15, 1997

Aggregate Initial                   Scheduled Final
Certificate Balance of the          Distribution Date:
Class B-1 Certificates:             January 13, 2027
$12,488,205

CINS:  USU04509 BK71                ISIN: U04509 BK7

Common Code:                        Initial Certificate
                                    Balance of this Certificate:
                                    $0



No.:  B-1-

           This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class B-1 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class A-1B, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1H, Class V-1, Class V-2, Class R and Class LR Certificates (together with the B-1 Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").


--------
* The Pass-Through Rate is for the Distribution Date occurring in April 1997. The Pass- Through Rate for all subsequent Distribution Dates shall be calculated as provided in the Pooling and Servicing Agreement.

This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class B-1 Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement.

           Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling and Servicing Agreement. The "Interest Accrual Period" with respect to any Distribution Date commences on the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on the tenth day of the month in which such Distribution Date occurs, provided that the first Interest Accrual Period shall commence on the Cut-off Date and end on April 10, 1997. Interest for each Interest Accrual Period, other than the Interest Accrual Period with respect to the Distribution Date occurring in April 1997, is calculated based on a 360-day year consisting of twelve 30-day months. The Interest Accrual Period with respect to the Distribution Date occurring in April 1997 shall consist of 14 days.

           All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution Date occurring in April 1997, the Record Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

           This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

           Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the

Pooling and Servicing Agreement other than for transfers to Institutional Accredited Investors as provided in Section 5.02(h) of that Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

           The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement, (iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

                (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage
                Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (iii) alter the Servicing Standard or the obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

                (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

                (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D)  the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and
                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

                (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

           Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Class B-1
Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication

           This is one of the Class B-1 Certificates referred to in the Pooling and Servicing Agreement.

Dated: March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as
                               Authenticating Agent


                               By:______________________________________
                                        Authorized Officer

                            Schedule A


          Certificate
          Balance of
          Individual
          Certificates
          or Regulation
          S Global
          Certificate
          exchanged or
          transferred
          for, or issued
          in exchange
          for or upon
          transfer of,
          an interest              Remaining
          in this Rule             Principal Amount
          144A Global              of this Rule 144A     Notation
Date      Certificate              Global Certificate    Made by
----      -----------              ------------------    -------

________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto_____________________________
____________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class B-1
Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Class B-1 Certificate of the entire Percentage
Interest represented by the within Class B-1 Certificates to the above-named Assignee(s) and to deliver such Class B-1 Certificate to the following address:
____________________________________________________________________
____________________________________________________________________

Date:________________          ___________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               ___________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________________________________
______________________________________________________________________


          Distributions, if being made by wire transfer in immediately available funds to ___________________________________________________
for the account of ___________________________________________________
account number ____________________________.

           This information is provided by____________________________
_______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:____________________________________


                                  ____________________________________
                                  [Please print or type name(s)]


                                  ____________________________________
                                  Title:


                                  ____________________________________
                                  Taxpayer Identification Number

                          EXHIBIT A-10/B

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN
INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING
CERTIFICATE BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS
THAN THE INITIAL CERTIFICATE BALANCE SET FORTH BELOW.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE OR FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS AND ONLY
(A)(1) PURSUANT TO RULE 144A UNDER THE 1933 ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) TO AN "INSTITUTIONAL ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE 1933 ACT, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE 1933 ACT OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CLASS B-1 CERTIFICATE IS SUBORDINATE TO THE CLASS A-1A, CLASS A- 1B, CLASS PS-1, CLASS CS-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5 AND CLASS A-6 CERTIFICATES AS AND TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS
(A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW") (EACH, A "PLAN"), OR (B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR ANY SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW. TRANSFEREES OF THIS CERTIFICATE TAKING DELIVERY IN CERTIFICATED FORM SHALL BE REQUIRED EITHER (i) TO DELIVER A LETTER IN THE FORM OF EXHIBIT D-2 OF THE POOLING AND SERVICING AGREEMENT TO SUCH EFFECT, OR
(ii) IN THE EVENT THE TRANSFEREE IS SUCH AN ENTITY SPECIFIED IN
(A) OR (B) ABOVE, EXCEPT IN THE CASE OF A RESIDUAL CERTIFICATE, WHICH MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS IT IS NOT SUCH AN ENTITY, SUCH ENTITY SHALL PROVIDE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR THAT THE PURCHASE OR HOLDING OF THE CERTIFICATES BY OR ON BEHALF OF A PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY.

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS CERTIFICATE ARE
SUBJECT TO RESTRICTIONS AS PROVIDED IN THE POOLING AND SERVICING
AGREEMENT REFERRED TO BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

THIS CERTIFICATE IS ISSUED ON MARCH 27, 1997, AND BASED ON ITS ISSUE PRICE OF 93.6875% OF ITS INITIAL PRINCIPAL BALANCE AND A STATED REDEMPTION PRICE AT MATURITY EQUAL TO ITS INITIAL PRINCIPAL BALANCE, IS ISSUED WITH A DE MINIMIS AMOUNT OF ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. ASSUMING
(A) THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS REFLECTING THE PREPAYMENT ASSUMPTION OF SCENARIO 1 (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT DATED MARCH 20, 1997 WITH RESPECT TO THE OFFERING OF THE CLASS A-1A, CLASS A-1B, CLASS PS-1, CLASS CS-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5 AND CLASS A-6 CERTIFICATES) USED TO PRICE THIS CERTIFICATE, AND (B) THAT THE PASS- THROUGH RATE HEREON CHANGES IN ACCORDANCE WITH SUCH PREPAYMENT ASSUMPTION: (I) THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $63.12 OF OID PER $1000 OF INITIAL PRINCIPAL BALANCE; (II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE, COMPOUNDED MONTHLY, IS APPROXIMATELY 9.12%; AND (III) THE AMOUNT OF OID ALLOCABLE TO THE INITIAL SHORT INTEREST ACCRUAL PERIOD (MARCH 27, 1997 TO APRIL 13, 1997), CALCULATED USING THE EXACT METHOD, IS NO MORE THAN $.62 PER $1000 OF INITIAL PRINCIPAL BALANCE. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                   SERIES 1997-MD VII, CLASS B-1

                   RULE 144A GLOBAL CERTIFICATE

Pass-Through Rate:  7.97561%*

First Distribution Date:            Cut-off Date:  March 27, 1997
April 15, 1997

Aggregate Initial                   Scheduled Final
Certificate Balance of the          Distribution Date:
Class B-1 Certificates:             January 13, 2027
$12,488,205

CUSIP: 045424 FB 9                  ISIN: US045424 FB96

                                    Initial Certificate
                                    Balance of this Certificate:
                                    $12,488,205

No.:  B-1-

           This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class B-1 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class A-1B, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1H, Class V-1, Class V-2, Class R and Class LR Certificates (together with the B-1 Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

           This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing
Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life

--------
* The Pass-Through Rate is for the Distribution Date occurring in April 1997. The Pass- Through Rate for all subsequent Distribution Dates shall be calculated as provided in the Pooling and Servicing Agreement.

Insurance Company, as Servicer, LaSalle National Bank, as
Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class B-1 Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement.

           Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling and Servicing Agreement. The "Interest Accrual Period" with respect to any Distribution Date commences on the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on the tenth day of the month in which such Distribution Date occurs, provided that the first Interest Accrual Period shall commence on the Cut-off Date and end on April 10, 1997. Interest for each Interest Accrual Period, other than the Interest Accrual Period with respect to the Distribution Date occurring in April 1997, is calculated based on a 360-day year consisting of twelve 30-day months. The Interest Accrual Period with respect to the Distribution Date occurring in April 1997 shall consist of 14 days.

           All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution Date occurring in April 1997, the Record

Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

           This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

           Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement other than for transfers to Institutional Accredited Investors as provided in Section 5.02(h) of that Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

           The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement, (iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

                (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                     (ii) change the percentages of Voting Rights
                of Holders of Certificates which are required to consent to any action or inaction under the Pooling and Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (iii) alter the Servicing Standard or the obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

                (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

                (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                     (D) the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and
                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

                (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

           Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Class B-1
Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication

           This is one of the Class B-1 Certificates referred to in the Pooling and Servicing Agreement.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as
                               Authenticating Agent


                               By:______________________________________
                                        Authorized Officer

                            Schedule A

          Certificate
          Balance of
          Individual
          Certificates
          or Rule
          144A Global
          Certificate
          exchanged or
          transferred
          for, or issued
          in exchange
          for or upon
          transfer of,
          an interest              Remaining
          in this Regula-          Principal Amount
          tion S Global            of this Regulaion S   Notation
Date      Certificate              Global Certificate    Made by
----      -----------              ------------------    -------

________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________


________  _______________________  ___________________   ________

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto_____________________________
____________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class B-1
Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Class B-1 Certificate of the entire Percentage
Interest represented by the within Class B-1 Certificates to the above-named Assignee(s) and to deliver such Class B-1 Certificate to the following address:
____________________________________________________________________
____________________________________________________________________

Date:________________          ___________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               ___________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________________________________
______________________________________________________________________


          Distributions, if being made by wire transfer in immediately available funds to ___________________________________________________
for the account of ___________________________________________________
account number ____________________________.

           This information is provided by____________________________
_______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:____________________________________


                                  ____________________________________
                                  [Please print or type name(s)]


                                  ____________________________________
                                  Title:


                                  ____________________________________
                                  Taxpayer Identification Number

                           EXHIBIT A-11

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN
INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING
CERTIFICATE BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS
THAN THE INITIAL CERTIFICATE BALANCE SET FORTH BELOW.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE OR FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS AND ONLY
(A)(1) PURSUANT TO RULE 144A UNDER THE 1933 ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) TO AN "INSTITUTIONAL ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE 1933 ACT, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE 1933 ACT OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CLASS B-1H CERTIFICATE IS SUBORDINATE TO THE CLASS A-1A, CLASS A-1B, CLASS PS-1, CLASS CS-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5 AND CLASS A-6 CERTIFICATES AS AND TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS
(A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY ESSENTIALLY

SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW") (EACH, A "PLAN"), OR (B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR ANY SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF
SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW. TRANSFEREES OF THIS CERTIFICATE TAKING DELIVERY IN CERTIFICATED FORM SHALL BE REQUIRED EITHER (i) TO DELIVER A LETTER IN THE FORM OF EXHIBIT D-2 OF THE POOLING AND SERVICING AGREEMENT TO SUCH EFFECT, OR (ii) IN THE EVENT THE TRANSFEREE IS SUCH AN ENTITY SPECIFIED IN (A) OR (B) ABOVE, EXCEPT IN THE CASE OF A RESIDUAL CERTIFICATE, WHICH MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS IT IS NOT SUCH AN ENTITY, SUCH ENTITY SHALL PROVIDE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR THAT THE PURCHASE OR HOLDING OF THE CERTIFICATES BY OR ON BEHALF OF A PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA OR
SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY.

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS CERTIFICATE ARE
SUBJECT TO RESTRICTIONS AS PROVIDED IN THE POOLING AND SERVICING
AGREEMENT REFERRED TO BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AND CERTAIN OTHER ASSETS.

THIS CERTIFICATE IS ISSUED ON MARCH 27, 1997, AND BASED ON ITS ISSUE PRICE OF 93.6875% OF ITS INITIAL PRINCIPAL BALANCE AND A STATED

REDEMPTION PRICE AT MATURITY EQUAL TO ITS INITIAL PRINCIPAL BALANCE, IS ISSUED WITH A DE MINIMIS AMOUNT OF ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. ASSUMING (A) THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS REFLECTING THE PREPAYMENT ASSUMPTION OF SCENARIO 1 (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT DATED MARCH 20, 1997 WITH RESPECT TO THE OFFERING OF THE CLASS A-1A, CLASS A-1B, CLASS PS-1, CLASS CS-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5 AND CLASS A-6 CERTIFICATES) USED TO PRICE THIS CERTIFICATE, AND (B) THAT THE PASS- THROUGH RATE HEREON CHANGES IN ACCORDANCE WITH SUCH PREPAYMENT ASSUMPTION: (I) THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $63.12 OF OID PER $1000 OF INITIAL PRINCIPAL BALANCE; (II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE, COMPOUNDED MONTHLY, IS APPROXIMATELY 9.12%; AND (III) THE AMOUNT OF OID ALLOCABLE TO THE INITIAL SHORT INTEREST ACCRUAL PERIOD (MARCH 27, 1997 TO APRIL 13, 1997), CALCULATED USING THE EXACT METHOD, IS NO MORE THAN $.62 PER $1000 OF INITIAL PRINCIPAL BALANCE. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                  SERIES 1997-MD VII, CLASS B-1H

Pass-Through Rate:  7.97561%*

First Distribution Date:            Cut-off Date:  March 27, 1997
April 15, 1997

Aggregate Initial                   Scheduled Final
Certificate Balance of the          Distribution Date:
Class B-1H Certificates:            January 13, 2027
$1,000.79

CUSIP:

                                    Initial Certificate
                                    Balance of this Certificate:
                                    $1,000.79

No.: B-1H-

           This certifies that NOMURA SECURITIES INTERNATIONAL, INC. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class B-1H Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The
Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class
A-1B, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4,
Class A-5, Class A-6, Class B-1, Class V-1, Class V-2, Class R and Class LR Certificates (together with the B-1H Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").
           This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing
Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life

--------
* The Pass-Through Rate is for the Distribution Date occurring in April 1997. The Pass- Through Rate for all subsequent Distribution Dates shall be calculated as provided in the Pooling and Servicing Agreement.

Insurance Company, as Servicer, LaSalle National Bank, as
Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class B-1H Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement.

           Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Class Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling and Servicing Agreement. The "Interest Accrual Period" with respect to any Distribution Date commences on the eleventh day of the month preceding the month in which such Distribution Date occurs and ends on the tenth day of the month in which such Distribution Date occurs, provided that the first Interest Accrual Period shall commence on the Cut-off Date and end on April 10, 1997. Interest for each Interest Accrual Period, other than the Interest Accrual Period with respect to the Distribution Date occurring in April 1997, is calculated based on a 360-day year consisting of twelve 30-day months. The Interest Accrual Period with respect to the Distribution Date occurring in April 1997 shall consist of 14 days.

           All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution Date occurring in April 1997, the Record

Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

           This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

           Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement other than for transfers to Institutional Accredited Investors as provided in Section 5.02(h) of that Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

           The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement, (iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

                (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                     (ii) change the percentages of Voting Rights
                of Holders of Certificates which are required to consent to any action or inaction under the Pooling and Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (iii) alter the Servicing Standard or the obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

                (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

                (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                     (D) the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and
                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

                (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

           Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Class B-1H
Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication

           This is one of the Class B-1H Certificates referred to in the Pooling and Servicing Agreement.

Dated: March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as
                               Authenticating Agent


                               By:______________________________________
                                        Authorized Officer

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto_____________________________
____________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class B-1H
Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Class B-1H Certificate of the entire Percentage
Interest represented by the within Class B-1H Certificates to the above-named Assignee(s) and to deliver such Class B-1H
Certificate to the following address:
____________________________________________________________________
____________________________________________________________________

Date:________________          ___________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               ___________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________________________________
______________________________________________________________________


          Distributions, if being made by wire transfer in immediately available funds to ___________________________________________________
for the account of ___________________________________________________
account number ____________________________.

           This information is provided by____________________________
_______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:____________________________________


                                  ____________________________________
                                  [Please print or type name(s)]


                                  ____________________________________
                                  Title:


                                  ____________________________________
                                  Taxpayer Identification Number

                           EXHIBIT A-12

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE OR FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS AND ONLY
(A)(1) PURSUANT TO RULE 144A UNDER THE 1933 ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) TO AN "INSTITUTIONAL ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE 1933 ACT, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE 1933 ACT OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS
(A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW") (EACH, A "PLAN"), OR (B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR ANY SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD

NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW. TRANSFEREES OF THIS CERTIFICATE TAKING DELIVERY IN CERTIFICATED FORM SHALL BE REQUIRED EITHER (i) TO DELIVER A LETTER IN THE FORM OF EXHIBIT D-2 OF THE POOLING AND SERVICING AGREEMENT TO SUCH EFFECT, OR (ii) IN THE EVENT THE TRANSFEREE IS SUCH AN ENTITY SPECIFIED IN (A) OR (B) ABOVE, EXCEPT IN THE CASE OF A RESIDUAL CERTIFICATE, WHICH MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS IT IS NOT SUCH AN ENTITY, SUCH ENTITY SHALL PROVIDE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR THAT THE PURCHASE OR HOLDING OF THE CERTIFICATES BY OR ON BEHALF OF A PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA OR
SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY.

TRANSFERS AND EXCHANGES OF PORTIONS OF THIS CERTIFICATE ARE
SUBJECT TO RESTRICTIONS AS PROVIDED IN THE POOLING AND SERVICING
AGREEMENT REFERRED TO BELOW.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                   SERIES 1997-MD VII, CLASS V-1



CUSIP:                              Percentage Interest:  100%

No.:  V-1-

           This certifies that NOMURA SECURITIES INTERNATIONAL, INC. is the registered owner of a beneficial ownership interest in a Trust
Fund, including the distributions to be made with respect to the Class V-1 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing
Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class A-1B, Class PS-1,
Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class
A-6, Class B-1, Class B- 1H, Class V-2, Class R and Class LR
Certificates (together with the V-1 Certificates, the
"Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

           This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of Net Default Interest then distributable, if any, allocable to the Class V-1 Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement.

           All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution Date occurring in April 1997, the Record Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

           Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement other than for transfers to Institutional Accredited Investors as provided in Section 5.02(h) of that Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

           The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement, (iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

                (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (iii) alter the Servicing Standard or the obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

                (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

                (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution
                     Date, as determined by an Independent
                     appraiser acceptable to the

                     Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D)  the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and
                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

                (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing
Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Class V-1
Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication

           This is one of the Class V-1 Certificates referred to in the Pooling and Servicing Agreement.

Dated: March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as
                               Authenticating Agent


                               By:______________________________________
                                        Authorized Officer

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto_____________________________
____________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class V-1
Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Class V-1 Certificate of the entire Percentage
Interest represented by the within Class V-1 Certificates to the above-named Assignee(s) and to deliver such Class V-1 Certificate to the following address:
____________________________________________________________________
____________________________________________________________________

Date:________________          ___________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               ___________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________________________________
______________________________________________________________________


          Distributions, if being made by wire transfer in immediately available funds to ___________________________________________________
for the account of ___________________________________________________
account number ____________________________.

           This information is provided by____________________________
_______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:____________________________________


                                  ____________________________________
                                  [Please print or type name(s)]


                                  ____________________________________
                                  Title:


                                  ____________________________________
                                  Taxpayer Identification Number

                           EXHIBIT A-13

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE OR FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS AND ONLY
(A)(1) PURSUANT TO RULE 144A UNDER THE 1933 ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE 1933 ACT, OR (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE 1933 ACT AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS
(A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW") (EACH, A "PLAN"), OR (B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR ANY SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE

MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW. TRANSFEREES OF THIS CERTIFICATE TAKING DELIVERY IN CERTIFICATED FORM SHALL BE REQUIRED EITHER (i) TO DELIVER A LETTER IN THE FORM OF EXHIBIT D-2 OF THE POOLING AND SERVICING AGREEMENT TO SUCH EFFECT, OR (ii) IN THE EVENT THE TRANSFEREE IS SUCH AN ENTITY SPECIFIED IN (A) OR (B) ABOVE, EXCEPT IN THE CASE OF A RESIDUAL CERTIFICATE, WHICH MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS IT IS NOT SUCH AN ENTITY, SUCH ENTITY SHALL PROVIDE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR THAT THE PURCHASE OR HOLDING OF THE CERTIFICATES BY OR ON BEHALF OF A PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA OR
SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY.



ANY HOLDER DESIRING TO EFFECT A TRANSFER OF THIS CERTIFICATE SHALL, AND DOES HEREBY AGREE TO, INDEMNIFY THE CERTIFICATE REGISTRAR, THE TRUSTEE, THE FISCAL AGENT, THE SERVICER AND THE DEPOSITOR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER IS NOT EXEMPT FROM THE 1933 ACT OR IS NOT MADE IN ACCORDANCE WITH FEDERAL AND STATE LAWS.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                   SERIES 1997-MD VII, CLASS V-2

                                    Percentage Interest: 100%

CUSIP:

No.:  V-2-

           This certifies that NOMURA SECURITIES INTERNATIONAL, INC. is the registered owner of a beneficial ownership interest in a Trust
Fund, including the distributions to be made with respect to the Class V-2 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing
Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class A-1B, Class PS-1,
Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class
A-6, Class B-1, Class B- 1H, Class V-1, Class R and Class LR
Certificates (together with the V-2 Certificates, the
"Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

           This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of Excess Interest then distributable, if any, allocable to the Class V-2 Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement.

           All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution Date occurring in April 1997, the Record Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

           Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement other than for transfers to Institutional Accredited Investors as provided in Section 5.02(h) of that Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

           The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement, (iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

                (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (iii) alter the Servicing Standard or the obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

                (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

                (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution
                     Date, as determined by an Independent
                     appraiser acceptable to the

                     Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D)  the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and
                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

                (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing
Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Class V-2
Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication

           This is one of the Class V-2 Certificates referred to in the Pooling and Servicing Agreement.

Dated: March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as
                               Authenticating Agent


                               By:______________________________________
                                        Authorized Officer

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto_____________________________
____________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class V-2
Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Class V-2 Certificate of the entire Percentage
Interest represented by the within Class V-2 Certificates to the above-named Assignee(s) and to deliver such Class V-2 Certificate to the following address:
____________________________________________________________________
____________________________________________________________________

Date:________________          ___________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               ___________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________________________________
______________________________________________________________________


          Distributions, if being made by wire transfer in immediately available funds to ___________________________________________________
for the account of ___________________________________________________
account number ____________________________.

           This information is provided by____________________________
_______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:____________________________________


                                  ____________________________________
                                  [Please print or type name(s)]


                                  ____________________________________
                                  Title:


                                  ____________________________________
                                  Taxpayer Identification Number

                           EXHIBIT A-14

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(l) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, (A) IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE
SECTION 860(E)(e)(5), OR AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, (B) IT HAS HISTORICALLY PAID ITS DEBTS AS THEY HAVE COME DUE AND INTENDS TO CONTINUE TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE, AND (C) IT INTENDS TO PAY ANY TAXES ASSOCIATED WITH HOLDING THIS CERTIFICATE AS THEY BECOME DUE. ANY PURPORTED TRANSFER TO A DISQUALIFIED ORGANIZATION OR OTHERWISE IN VIOLATION OF THESE RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE. IF THIS CERTIFICATE REPRESENTS A "NON-ECONOMIC RESIDUAL INTEREST", AS DEFINED IN TREASURY REGULATIONS SECTION 1.860E-1(c), TRANSFERS OF THIS CERTIFICATE MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES. IN ORDER TO SATISFY A REGULATORY SAFE HARBOR UNDER WHICH SUCH TRANSFERS WILL NOT BE DISREGARDED, THE TRANSFEROR MAY BE REQUIRED, AMONG OTHER THINGS, TO SATISFY ITSELF AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.

THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO CONSENT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC AND TO THE APPOINTMENT OF THE TRUSTEE AS ATTORNEY-IN-FACT AND AGENT FOR THE TAX MATTERS PERSON OR AS OTHERWISE PROVIDED IN THE POOLING AND SERVICING AGREEMENT TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE OR FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS AND ONLY
(A)(1) PURSUANT TO RULE 144A UNDER THE 1933 ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) PRIOR TO THE RESIDUAL TRIGGER DATE, TO AN "INSTITUTIONAL ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE 1933 ACT AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW"), WHICH IS TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR (B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR ANY SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR ANY OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW. TRANSFEREES OF THIS CERTIFICATE SHALL BE REQUIRED TO DELIVER A LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 OF THE POOLING AND SERVICING AGREEMENT.

ANY HOLDER DESIRING TO EFFECT A TRANSFER OF THIS CERTIFICATE SHALL, AND DOES HEREBY AGREE TO, INDEMNIFY THE CERTIFICATE REGISTRAR, THE TRUSTEE, THE FISCAL AGENT, THE SERVICER AND THE DEPOSITOR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER IS NOT EXEMPT FROM THE 1933 ACT OR IS NOT MADE IN ACCORDANCE WITH FEDERAL AND STATE LAWS.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                    SERIES 1997-MD VII, CLASS R

                                    Percentage Interest: 100%

CUSIP:  045424 FC7                  ISIN: US045424 FC79

No.:  R-

           This certifies that NOMURA SECURITIES INTERNATIONAL, INC. is the registered owner of a beneficial ownership interest in a Trust
Fund, including the distributions to be made with respect to the Class R Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this
Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing
Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class A-1B, Class PS-1,
Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class
A-6, Class B-1, Class B- 1H, Class V-1, Class V-2 and Class LR
Certificates (together with the R Certificates, the
"Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

           This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           This Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(2) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class R Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement.

           All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution Date occurring in April 1997, the Record Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

           This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement other than for transfers to Institutional Accredited Investors as provided in Section 5.02(h) of that Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

           The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement, (iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

                (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (iii) alter the Servicing Standard or the obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

                (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

                (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                     (B) the fair market value of all other
                     property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D)  the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and
                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

                (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

           Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Class R
Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication

           This is one of the Class R Certificates referred to in the Pooling and Servicing Agreement.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as
                               Authenticating Agent


                               By:______________________________________
                                        Authorized Officer

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto_____________________________
____________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class R Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Class R Certificate of the entire Percentage Interest represented by the within Class R Certificates to the above-named Assignee(s) and to deliver such Class R Certificate to the following address:
____________________________________________________________________
____________________________________________________________________

Date:________________          ___________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               ___________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________________________________
______________________________________________________________________


          Distributions, if being made by wire transfer in immediately available funds to ___________________________________________________
for the account of ___________________________________________________
account number ____________________________.

           This information is provided by____________________________
_______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:____________________________________


                                  ____________________________________
                                  [Please print or type name(s)]


                                  ____________________________________
                                  Title:


                                  ____________________________________
                                  Taxpayer Identification Number

                           EXHIBIT A-15

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE ORIGINATOR, THE SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(l) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, (A) IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE
SECTION 860(E)(e)(5), OR AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, (B) IT HAS HISTORICALLY PAID ITS DEBTS AS THEY HAVE COME DUE AND INTENDS TO CONTINUE TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE, AND (C) IT INTENDS TO PAY ANY TAXES ASSOCIATED WITH HOLDING THIS CERTIFICATE AS THEY BECOME DUE. ANY PURPORTED TRANSFER TO A DISQUALIFIED ORGANIZATION OR OTHERWISE IN VIOLATION OF THESE RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE. IF THIS CERTIFICATE REPRESENTS A "NON-ECONOMIC RESIDUAL INTEREST", AS DEFINED IN TREASURY REGULATIONS SECTION 1.860E-1(c), TRANSFERS OF THIS CERTIFICATE MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES. IN ORDER TO SATISFY A REGULATORY SAFE HARBOR UNDER WHICH SUCH TRANSFERS WILL NOT BE DISREGARDED, THE TRANSFEROR MAY BE REQUIRED, AMONG OTHER THINGS, TO SATISFY ITSELF AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.

THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO CONSENT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC AND TO THE APPOINTMENT OF THE TRUSTEE AS ATTORNEY-IN-FACT AND AGENT FOR THE TAX MATTERS PERSON OR AS OTHERWISE PROVIDED IN THE POOLING AND SERVICING AGREEMENT TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE OR FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS AND ONLY
(A)(1) PURSUANT TO RULE 144A UNDER THE 1933 ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) PRIOR TO THE RESIDUAL TRIGGER DATE, TO AN "INSTITUTIONAL ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE 1933 ACT AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW"), WHICH IS TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR (B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR ANY SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR ANY OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW. TRANSFEREES OF THIS CERTIFICATE SHALL BE REQUIRED TO DELIVER A LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 OF THE POOLING AND SERVICING AGREEMENT.

ANY HOLDER DESIRING TO EFFECT A TRANSFER OF THIS CERTIFICATE SHALL, AND DOES HEREBY AGREE TO, INDEMNIFY THE CERTIFICATE REGISTRAR, THE TRUSTEE, THE FISCAL AGENT, THE SERVICER AND THE DEPOSITOR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER IS NOT EXEMPT FROM THE 1933 ACT OR IS NOT MADE IN ACCORDANCE WITH FEDERAL AND STATE LAWS.

                 ASSET SECURITIZATION CORPORATION
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                   SERIES 1997-MD VII, CLASS LR

                                    Percentage Interest: 100%

CUSIP:                              ISIN:

No.: LR-

           This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class LR Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling and Servicing Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling and Servicing Agreement and is bound thereby. Also issued under the Pooling and Servicing Agreement are the Class A-1A, Class A-1B, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1, Class B-1H, Class V-1, Class V-2 and Class R Certificates (together with the LR Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling and Servicing Agreement are collectively referred to herein as "Certificateholders").

           This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

           This Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(2) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

           The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling and Servicing Agreement.

           Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the thirteenth day of each month, or if such day is not a Business Day, the Business Day immediately following such day, commencing in April, 1997 (each such date, a "Distribution Date"); provided, however, that in any month the Distribution Date will be no earlier than the second Business Day following the eleventh day of such month and, provided further, that if the eleventh day of any month is not a Business Day, the Distribution Date shall be the third Business Day following the eleventh day of such month, to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class LR Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement.

           All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the tenth day of the month in which the related Distribution Date occurs or, if such day is not a Business Day, the preceding Business Day; provided, however, that with respect to the Distribution Date occurring in April 1997, the Record Date will be the Closing Date, except as specified in the Pooling and Servicing Agreement. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance in excess of $5,000,000, and shall have provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the Borough of Manhattan that is specified in the notice to Certificateholders of such final distribution.

           Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section
9.01 of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof.. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling and Servicing Agreement. Such funds held by the Trustee may be invested under certain circumstances, and subject to certain conditions as specified in the Pooling and Servicing Agreement.

           This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts and the Hudson Treasury Collateral Account (to the extent such assets in such accounts are not assets of the respective Borrowers), the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Excess Interest Distribution Account, the Interest Reserve Account and the Default Interest Distribution Account, including reinvestment income thereon; (ix) any environmental indemnity agreements relating to the Mortgaged Properties; (x) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and (xi) the proceeds of any of the foregoing (other than any interest earned on deposits in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, the Hudson Treasury Collateral Account and any Reserve Accounts, to the extent such interest belongs to the related Borrower). As provided in the Pooling and Servicing Agreement, withdrawals may be made from certain of the above accounts for purposes other than distributions to Certificateholders.

           This Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling and Servicing Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling and Servicing Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling and Servicing Agreement.

Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

           No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement other than for transfers to Institutional Accredited Investors as provided in Section 5.02(h) of that Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

           The Pooling and Servicing Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Pooling and Servicing Agreement or therein that may be defective or inconsistent with any other provisions in such agreement, (iii) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency, (iv) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement, which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling and Servicing Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           The Pooling and Servicing Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates evidencing not less than 662/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

                (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling and Servicing Agreement, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

                (iii) alter the Servicing Standard or the obligations of the Servicer, the Special
                Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

                (iv) amend any section of the Pooling and Servicing Agreement which relates to the amendment thereof, without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

           Any Holder of Class LR Certificates representing greater than a 50% Percentage Interest in such Class may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

                (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                     (B) the fair market value of all other
                     property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C)  all unpaid interest accrued on such
                     principal balance of each such Mortgage Loan
                     (including for this purpose any Mortgage
                     Loan as to which title to the related
                     Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

                (D)  the aggregate amount of unreimbursed
                     Advances and unpaid Servicing Fees, Special
                     Servicing Compensation, Trustee Fees and
                     Trust Fund expenses, in each case with
                     interest thereon at the Advance Rate to the extent permitted under the Pooling and Servicing Agreement; and

                (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

           The Servicer or the Depositor may also effect such termination as provided above if it first notifies each Holder of a Class LR Certificate through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and no Class LR Holder terminates the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any and all parties to the Pooling and Servicing Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement shall be borne by the party exercising its purchase rights thereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to
Section 9.01(c) of the Pooling and Servicing Agreement.

           The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent created by the Pooling and Servicing Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling and Servicing Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling and Servicing Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the Closing Date.

           Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Class LR
Certificate to be duly executed.

Dated:  March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as Trustee


                               By:______________________________________
                                        Authorized Officer




                   Certificate of Authentication

           This is one of the Class LR Certificates referred to in the Pooling and Servicing Agreement.

Dated: March 27, 1997

                               LASALLE NATIONAL BANK, not in its
                               individual capacity but solely as
                               Authenticating Agent


                               By:______________________________________
                                        Authorized Officer

                            ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto_____________________________
____________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class LR
Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Class LR Certificate of the entire Percentage
Interest represented by the within Class LR Certificates to the above-named Assignee(s) and to deliver such Class LR Certificate to the following address:
____________________________________________________________________
____________________________________________________________________

Date:________________          ___________________________________
                               Signature by or on behalf of
                               Assignor(s)


                               ___________________________________
                               Taxpayer Identification Number

                     DISTRIBUTION INSTRUCTIONS

           The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________________________________
______________________________________________________________________


          Distributions, if being made by wire transfer in immediately available funds to ___________________________________________________
for the account of ___________________________________________________
account number ____________________________.

           This information is provided by____________________________
_______________________________________ the Assignee(s) named above, or ________________________________________________ as its
(their) agent.

                               By:____________________________________


                                  ____________________________________
                                  [Please print or type name(s)]


                                  ____________________________________
                                  Title:


                                  ____________________________________
                                  Taxpayer Identification Number

                                                                     EXHIBIT B

                                                                       Revised
                             Monthly    Mortgage    Default  Step up  Mortgage
        Loan Name            Payment      Rate      Rate      Rate        Rate
        ---------            -------      ----      ----      ----        ----
1. Fairfield Inn Pool
        Loan            1,424,928.44     8.400%     2.0%      2.0%      Note 1
2. Hudson Loan          1,122,147.00     7.916%     5.0%       N/A         N/A
3. M&H Retail Pool
        Loan              408,341.00     7.500%     5.0%      2.0%      Note 2
4. Innkeepers Pool Loan   355,235.77     8.150%     5.0%      2.0%      Note 3
5. DCOTA Loan             294,816.36     7.470%     5.0%      2.0%      Note 4
6. G&L Medical Office
        Pool Loan         281,640.81     8.492%     5.0%      2.0%      Note 5
7. ICW Loan               203,727.47     7.506%     5.0%      2.0%      Note 6
                                         8.031%



                                   Cut-Off Date
                         Maturity     Principal  Manager of the
        Loan Name            Date       Balance  Related Properties
        ---------            ----       -------  ------------------
1. Fairfield Inn Pool
        Loan              1/11/17   164,825,657  Fairfield FMC Corporation
2. Hudson Loan            1/11/22   134,505,878  LCOR Asset Management Limited
                                                 Partnership
3. M&H Retail Pool
        Loan              1/11/27    58,300,969  M&H Property Management, Inc.
4. Innkeepers Pool Loan   3/11/19    42,000,000  JF Hotels/Residence Inn by
                                                 Marriott, Inc.
5. DCOTA Loan             1/11/22    39,899,849  Danto Investment Company,
                                                 Inc.
6. G&L Medical Office
        Pool Loan         9/11/21    34,801,294  G&L II LP
7. ICW Loan               2/11/17    25,234,505  ICW
                                     499,568,152

-------------------

Note 1: The greater of i) Mortgage Rate plus 2.0% or ii) the yield, as of January 11, 2007, calculated by linear interpolation of the yields on U.S. Treasury Constant Maturities with terms (one longer and one shorter) most nearly approximating those of non-callable U.S. Treasury Obligations having maturities as close as possible to January 11, 2017, plus 2.0%

Note 2:    The greater of i) the Mortgage Rate plus 2.0% or
           ii) the yield, as of January 11, 2007, calculated by linear interpolation of the yields on U.S. Treasury Constant Maturities with terms (one longer and one shorter) most nearly approximating that of U.S. Treasury maturities as close as possible to January 11, 2027, plus 2.0%

Note 3:    The greater of i) the Mortgage Rate plus 2.0% or
           ii) the yield, as of the week prior to March 11, 2009, calculated by the linear interpolation of the bond equivalent yields of U.S. Treasury Constant Maturities having maturity dates (one longer and one shorter) most nearly approximating the remaining term of the Innkeepers Loans, plus 2.0%.

Note 4: The greater of i) Mortgage Rate plus 2.0% or ii) the yield, as of January 11, 2007, calculated by linear interpolation of the yields on U.S. Treasury Constant Maturities, with terms (one longer and one shorter) most nearly approximating those of the non-callable U.S. Treasury Obligations having maturities as close as possible to January 11, 2022, plus 2.0%

Note 5: The greater of i) Mortgage Rate plus 2.0% or ii) the yield, calculated by linear interpolation of the yields of the U.S. Treasury Constant Maturities with terms (one longer and one shorter) most nearly approximating that of non-callable U.S. Treasury Obligations having maturities as close as possible to September 11, 2021, plus 2.0%

Note 6: The greater of i) Mortgage Rate plus 2.0% or ii) the yield, as of February 11, 2007, calculated by linear interpolation of the yields of the U.S. Treasury Constant Maturities with terms (one longer and one shorter) most nearly approximating that of non-callable U.S. Treasury obligations having maturities as close as possible to February 11, 2017, plus 2.0%

                            EXHIBIT C-1

                                              AFFIDAVIT PURSUANT TO
                                          SECTION 860E(e)(4) OF THE
                                           INTERNAL REVENUE CODE OF
                                                   1986, AS AMENDED


STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF NEW YORK   )

           __________________, being first duly sworn, deposes and says:

           1. That he/she is a ________________ of ___________
________________________ (the "Purchaser"), a ___________ duly organized and existing under the laws of the State of ________, on behalf of which he makes this affidavit.

           2. That the Purchaser's Taxpayer Identification Number is ___________.

           3. That the Purchaser of the Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997 - MD VII, Class [R] [LR] (the "Class [R] [LR] Certificate") is a Permitted Transferee (as defined in Article I of the Pooling and Servicing Agreement dated as of March 27, 1997, by and among Asset Securitization Corporation, as depositor, Pacific Mutual Life Insurance Company, as servicer and special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent (the "Pooling and Servicing Agreement")), or is acquiring the Class [R] [LR] Certificate for the account of, or as agent (including as a broker, nominee, or other middleman) for, a Permitted Transferee and has received from such person or entity an affidavit substantially in the form of this affidavit.

           4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class [R] [LR] Certificate as they become due.

           5. That the Purchaser understands that it may incur tax liabilities with respect to the Class [R] [LR] Certificate in excess of any cash flow generated by the Class [R] [LR]
Certificate.

           6. That the Purchaser will not transfer the Class [R] [LR] Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit or as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 4 or paragraph 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

           7. That the Purchaser is not a Disqualified Non-U.S.
Person and is not purchasing the Class [R] [LR] Certificate for the account of, or as an agent (including as a broker, nominee or other middleman) for, a Disqualified Non-U.S. Person.

           8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class [R] [LR) Certificate to such a "disqualified organization," an agent thereof, or a person that does not satisfy the requirements of paragraph 4 and paragraph 7 hereof.

           9. That, if a "tax matters person" is required to be designated with respect to the [Upper Tier REMIC] [Lower Tier REMIC], the Purchaser agrees to act as "tax matters person" and to perform the functions of "tax matters person" of the [Upper Tier REMIC][Lower Tier REMIC] pursuant to Section 4.04 of the Pooling and Servicing Agreement, and agrees to the irrevocable designation of the Trustee as the Purchaser's agent in performing the function of "tax matters person."

           10. The Purchaser agrees to be bound by and to abide by the provisions of Section 5.02 of the Pooling and Servicing Agreement concerning registration of the transfer and exchange of the Class [R] [LR] Certificate. The Purchaser understands that such provisions provide, among other things, that thirty (30) days after the Residual Trigger Date, any Ownership Interest owned by an Institutional Accredited Investor on such date shall mandatorily be sold to Nomura Securities International, Inc. unless such Institutional Accredited Investor has previously provided the Trustee and the Certificate Registrar a Residual Transfer Opinion.

           Capitalized terms used but not defined herein have the respective meanings ascribed to such terms in the Pooling and Servicing Agreement.

           IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf by its _______________ this _th day of _____, 199_.

                            [Purchaser]



                              By:__________________
                                   Title
                                   Name:


           Personally appeared before me the above-named
______________, known or proved to me to be the same person who executed the foregoing instrument and to be the

____________ of the Purchaser, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Purchaser.

           Subscribed and sworn before me this __th day of _________________, 199_.


________________________
NOTARY PUBLIC

COUNTY OF

STATE OF


My commission expires the __th day of _______________, 199_.

                            EXHIBIT C-2


                     FORM OF TRANSFEROR LETTER



                              [Date]


[CERTIFICATE REGISTRAR]

   Re:     Asset Securitization Corporation, Commercial
           Mortgage Pass-Through Certificates, Series 1997 - MD VII

Ladies and Gentlemen:

           [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.


                                      Very truly yours,

                                      [Transferor]



                                      ______________________

                            EXHIBIT D-1

             FORM OF INVESTMENT REPRESENTATION LETTER


LaSalle National Bank, as Trustee
  and Certificate Registrar
135 South LaSalle Street, 17th Floor
Chicago, Illinois 60603
Attention:  Corporate Trust Administration


Asset Securitization Corporation
Two World Financial Center
Building B, 21st Floor
New York, New York 10281
Attention:  Perry Gershon
            Sheryl McAfee

   Re: Transfer of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997 - MD VII, Class[ ]

Ladies and Gentlemen:

           This letter is delivered pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as depositor, Pacific Mutual Life Insurance Company., as servicer and special servicer, LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"), on behalf of the holders of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997 - MD VII (the "Certificates") in connection with the transfer by ________________ (the "Seller") to the undersigned (the "Purchaser") of $_______________ aggregate Certificate Balance of Class _ Certificates, in certificated fully registered form, or, if applicable, a beneficial interest of such aggregate Certificate Balance in a Private Global Certificate (either such interest, the "Transferred Interest"). Terms used but not defined herein shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

           In connection with such transfer, the undersigned hereby represents and warrants to you as follows:

           [[For Institutional Accredited Investors only.] 1. We are an "institutional accredited investor" (an entity meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (as defined below)) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Transferred Interest, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment. We are acquiring the Transferred

Interest purchased by us for our own account or for one or more accounts (each of which is an "institutional accredited investor") as to each of which we exercise sole investment discretion. The Purchaser hereby undertakes to reimburse the Trust for any costs incurred by it in connection with this transfer.]

           [[For Qualified Institutional Buyers only.] 1. The Purchaser is a "qualified institutional buyer" within the meaning of Rule 144A (as defined below) promulgated under the Securities Act (as defined below). The Purchaser is aware that the transfer is being made in reliance on Rule 144A, and the Purchaser has had the opportunity to obtain the information required to be provided pursuant to paragraph (d)(4)(i) of Rule 144A.]

           2. The Purchaser's intention is to acquire the Transferred Interest (a) for investment for the Purchaser's own account or (b) for resale to (i) "qualified institutional buyers" in transactions under Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933 (the "Securities Act") or (ii) to "institutional accredited investors" meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act, or (iii) pursuant to any other exemption from the registration requirements of the Securities Act, subject in the case of this clause (ii) to (a) the receipt by the Certificate Registrar of a letter substantially in the form hereof, (b) the receipt by the Certificate Registrar of an opinion of counsel acceptable to the Certificate Registrar that such reoffer, resale, pledge or transfer is in compliance with the Securities Act, (c) the receipt by the Certificate Registrar of such other evidence acceptable to the Certificate Registrar that such reoffer, resale, pledge or transfer is in compliance with the Securities Act and other applicable laws, and (d) a written undertaking to reimburse the Trust for any costs incurred by it in connection with the proposed transfer. It understands that the Transferred Interest has not been registered under the Securities Act, by reason of a specified exemption from the registration provisions of the Securities Act which may depend upon, among other things, the bona fide nature of the Purchaser's investment intent (or intent to resell to only certain investors in certain exempted transactions) as expressed herein.

           3. The Purchaser acknowledges that the Transferred Interest has not been registered or qualified under the Securities Act or the securities laws of any State or any other jurisdiction, and that the Transferred Interest cannot be resold unless it is registered or qualified thereunder or unless an exemption from such registration or qualification is available.

           4. The Purchaser hereby undertakes to be bound by the terms and conditions of the Pooling and Servicing Agreement in its capacity as an owner of the Transferred Interest in all respects as if it were a signatory thereto. This undertaking is made for the benefit of the Trust, the Certificate Registrar and all Certificateholders present and future.

           5. The Purchaser will not sell or otherwise transfer any portion of the Transferred Interest, except in compliance with Section 5.02 of the Pooling and Servicing Agreement.



                             D-1-2

           6.    Check one of the following: *


_______ The Purchaser is a "U.S. Person" and it has attached hereto an Internal Revenue Service ("IRS") Form W-9
           (or successor form).

_______ The Purchaser is not a "U.S. Person" and under applicable law in effect on the date hereof, no Taxes will be required to be withheld by the Certificate Registrar (or its agent) with respect to Distributions to be made on the Transferred Interest. The Purchaser has attached hereto either (i) a duly executed IRS Form W-8 (or successor form), which identifies such Purchaser as the beneficial owner of the Transferred Interest and states that such Purchaser is not a U.S. Person or
           (ii) two duly executed copies of IRS Form 4224 (or successor form), which identify such Purchaser as the beneficial owner of the Transferred Interest and state that interest and original issue discount on the Transferred Interest is, or is expected to be, effectively connected with a U.S. trade or business.
           The Purchaser agrees to provide to the Certificate Registrar updated IRS Forms W-8 or IRS Forms 4224, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate
           Registrar may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Certificate Registrar.

For this purpose, "U.S. Person" means a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States or any of its political subdivisions, or an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

           Please make all payments due on the Transferred Interests: **

______ (a) by wire transfer to the following account at a bank or entity in New York, New York, having appropriate facilities therefore:

           Account number __________ Institution ___________

______     (b)  by mailing a check or draft to the following address:

                               ____________________________________

_______________

* Each Purchaser must include one of the two alternative certifications.

**    Only to be filled out by Purchasers of Individual
      Certificates. Please select (a) or (b). For holders of
      Individual Certificates, wire transfers are only available if such holder's Individual Certificates have an aggregate principal face amount of at least U.S.
      $5,000,000.

                             D-1-3

                               __________________________________
                               __________________________________




                               Very truly yours,


                               [The Purchaser]

                               By
                               Name::_________________________________
                               Title:



Dated:  ______ __, ____



                             D-1-4

                            EXHIBIT D-2

                FORM OF ERISA REPRESENTATION LETTER


                          ______ __, ____


LaSalle National Bank, as Trustee
  and Certificate Registrar
135 South LaSalle Street, 17th Floor
Chicago, Illinois 60603
Attention:  Corporate Trust Administration

Asset Securitization Corporation
Two World Financial Center
Building B, 21st Floor
New York, New York 10281
Attention:  Perry Gershon
            Sheryl McAfee

  Re: Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997 - MD VII, Class [A-2, A-3, A-4, A-5, A-6, B-1, B-1H, V-1, V-2, R, LR]

Ladies and Gentlemen:

           __________________________ (the "Purchaser") intends
to purchase from ____________________ (the "Seller") $________
initial Certificate Balance or _____% Percentage Interest of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997 - MD VII, Class [A-2, A-3, A-4, A-5, A-6, B-1, B-1H, V-1, V-2, R, LR], CUSIP No. [ ]-_______
(the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 27, 1997, by and among Asset Securitization Corporation, as depositor (the "Depositor"), Pacific Mutual Life Insurance Company, as servicer and special servicer, LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Certificate Registrar and the Trustee that:

           1. The Purchaser is not (a) an employee benefit plan or other retirement arrangement, including an individual retirement account or a Keogh plan, which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Section 4975 of the Code, or any Federal, State or local law (a "Similar Law"), which is to a material extent, similar to the foregoing provisions of ERISA or the Code (each, a "Plan"), nor (b) a collective investment fund in which such Plans are invested, an insurance company using assets of separate


                             D-2-1
accounts or general accounts which include assets of Plans (or which are deemed pursuant to ERISA or any Similar Law to include assets of Plans) or other Person acting on behalf of any such Plan or using the assets of any such Plan, other than an insurance company using assets of its general account under circumstances whereby such purchase and the subsequent holding of such Certificate by such insurance company would not constitute or result in a prohibited transaction within the meaning of
Section 406 or 407 or ERISA, Section 4975 of the Code, or a materially similar characterization under any Similar Law.

           2. The Purchaser understands that if the Purchaser is a Person referred to in 1(a) or 1(b) above, except in the case of the Class R or Class LR Certificate, which may not be transferred unless the transferee represents it is not such a Person, such Purchaser is required to provide to the Depositor, the Trustee and the Certificate Registrar an Opinion of Counsel in form and substance satisfactory to of the Depositor, the Trustee and the Certificate Registrar that the purchase or holding of the Certificates will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of ERISA and the Code or Similar Law, will not constitute or result in a prohibited transaction within the meaning of Section 406 or Section 407 of ERISA or Section 4975 of the Code or a materially similar characterization under any Similar Law, and will not subject the Servicer, the Special Servicer, the Depositor, the Trustee or the Certificate Registrar to any obligation or liability (including obligations or liabilities under ERISA, or Section 4975 of the Code or Similar
Law), which Opinion of Counsel shall not be at the expense of the Trust Fund, the Servicer, the Depositor, the Trustee or the Certificate Registrar.

           IN WITNESS WHEREOF, the Purchaser hereby executes the ERISA Representation Letter on ______________ __, ____.

                               Very truly yours,

                               ________________________________

                               By:______________________________
                                     Name: _____________________
                                     Title: ____________________


                             D-2-2

                             EXHIBIT E

                    FORM OF REQUEST FOR RELEASE
                      (for Trustee/Custodian)


Loan Information

      Name of Mortgagor:                __________________

      Servicer
      Loan No.:                         __________________

Custodian/Trustee

      Name:                             __________________

      Address:                          __________________

                                        __________________


      Custodian/Trustee
      Mortgage File No.:                __________________


Depositor

      Name:                             __________________

      Address:                          __________________

                                        __________________

      Certificates:                     Asset Securitization
                                        Corporation, Commercial
                                        Mortgage Pass-Through
                                        Certificates, Series
                                        1997 - MD VII

           The undersigned Servicer hereby acknowledges that it has received from LaSalle National Bank, as Trustee for the Holders of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997 - MD VII, the documents referred to below (the "Documents"). All capitalized terms of not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and

Servicing Agreement") dated as of March 27, 1997, by and among the Trustee, ABN AMRO Bank N.V., as fiscal agent, Asset
Securitization Corporation, as depositor and Pacific Mutual Life
Insurance Company, as servicer and special servicer.


( ) Promissory Note dated _________, 199__, in the original principal sum of $_____, made by _______, payable to, or endorsed to the order of, the Trustee.

( ) Mortgage recorded on ____________ as instrument no. ________ in the County Recorder's Office of the County of _________, State of ___________ in book/reel/docket ___________ of official records at page/image ________.

( ) Deed of Trust recorded on __________ as instrument no. ________ in the County Recorder's Office of the County of ___________, State of _______ in book/reel/docket ____________ of official records at page/image.

( ) Assignment of Mortgage or Deed of Trust to the Trustee, recorded on _____________ as instrument no. _______ in the County Recorder's Office of the County of _________,
      State of _______ in book/reel/docket __________ of official records at page/image _____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Note or Mortgage.

      ( )  ___________________________

      ( )  ___________________________

      ( )  ___________________________

      ( )  ___________________________

           The undersigned Servicer hereby acknowledges and agrees as follows:

           (1) The Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

           (2) The Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of set-off to or against the Documents or any proceeds thereof.

           (3) The Servicer shall return the Documents to the Custodian when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

           (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be earmarked for the account of the Trustee, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer's possession, custody or control.

                                    PACIFIC MUTUAL LIFE INSURANCE
                                    COMPANY

                                    By:__________________________

                                    Title:_________________________

Date:  _________, 19__

                             EXHIBIT F


                    FORM OF CUSTODIAL AGREEMENT

           THIS CUSTODIAL AGREEMENT, dated as of [ ] by and among [NAME OF CUSTODIAN], as Custodian (the "Custodian"), Pacific Mutual Life Insurance Company, as Servicer and special servicer (the "Servicer"), and LaSalle National Bank, as Trustee (the "Trustee").


                       W I T N E S S E T H:

           WHEREAS, the Servicer and the Trustee are parties to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 27, 1997, among Asset Securitization Corporation, as Depositor, the Servicer, the Trustee and ABN AMRO Bank N.V., as Fiscal Agent, relating to Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997 - MD VII (capitalized terms used but not defined herein having the meaning assigned thereto in the Pooling and Servicing Agreement);

           WHEREAS, the parties hereto desire the Custodian to take possession of the documents specified in Section 2.01 of the Pooling and Servicing Agreement, as custodian for the Trustee, in accordance with the terms hereof;

           NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

           1. The Trustee hereby certifies that it has caused to be delivered and released to the Custodian and the Custodian hereby acknowledges receipt of the documents specified in Section
2.01 of the Pooling and Servicing Agreement pertaining to each of the Mortgage Loans identified in the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement as Exhibit B. From time to time, the Servicer shall forward to the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan approved by the Servicer. All Mortgage Loan documents held by the Custodian as to each Mortgage Loan are referred to herein as the "Custodian's Mortgage File." The Custodian hereby agrees to review each of the Custodian's Mortgage Files and perform such other obligations of the Custodian as such obligations are set forth in the Pooling and Servicing Agreement (including Section 2.02 thereof).

           2. With respect to each Note, each Mortgage, each Assignment of Mortgage and each other document constituting each Custodian's Mortgage File which is delivered to the Custodian or which at any time comes into the possession of the Custodian, the Custodian is exclusively the custodian for and the bailee of the Trustee or the Servicer. The Custodian shall hold all documents constituting each Custodian's Mortgage File received by it for the exclusive use and benefit of the Trustee, and shall make disposition thereof only in accordance with the instructions furnished by the Servicer. The Custodian shall segregate and maintain continuous custody of all documents constituting the Custodian's Mortgage File received in secure and fire resistant facilities located in the State of ___________ in accordance with customary standards for such custody. In the event the Custodian discovers any defect with respect to any Custodian's Mortgage File, the Custodian shall give written specification of such defect to the Servicer and the Trustee.

           3. From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian is hereby directed, upon written request and receipt from the Servicer (a copy of which shall be forwarded to the Trustee), to release to the Servicer the related Custodian's Mortgage File or the documents set forth in such receipt to the Servicer. All documents so released to the Servicer shall be held by it in trust for the benefit of the Trustee. The Servicer shall return to the Custodian the Custodian's Mortgage File or such documents when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certification to this effect from the Servicer to the Custodian, the Servicer's receipt shall be released by the Custodian to the Servicer.

           4. Upon the purchase of any Mortgage Loan pursuant to the terms of the Pooling and Servicing Agreement or the payment in full of any Mortgage Loan, and upon receipt by the Custodian of the Servicer's request for release, receipt and certification (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Collection Account or Distribution Account as provided in the Pooling and Servicing Agreement), the Custodian shall promptly release the related Custodian's Mortgage File to the Servicer.

           5. It is understood that the Custodian will charge such fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and the Servicer, the payment of which, together with the Custodian's expenses in connection therewith, shall be solely the obligation of the Servicer.

           6. The Trustee may upon 30 days' written notice (with copy to the Servicer) remove and discharge the Custodian or any successor Custodian thereafter appointed from the performance of its duties under this Custodial Agreement. Simultaneously, the Trustee shall appoint a successor Custodian to act on its behalf by written instrument, one original counterpart of which instrument shall be delivered to each Rating Agency, one copy to the Servicer and one copy to the successor Custodian. In the event of any such removal, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodian's Mortgage Files being administered under this Custodial Agreement. Notwithstanding the foregoing, so long as Pacific Mutual Life Insurance Company is Servicer, the Trustee shall not have a right to remove the Custodian.

           7. Upon reasonable prior written notice to the Custodian, the Trustee and its agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Custodian's Mortgage Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans.

           8. If the Custodian is furnished with written notice from the Trustee or the Servicer that the Pooling and Servicing
Agreement has been terminated as to any or all of the Mortgage Loans, it shall upon written request of the Trustee or the Servicer release to such persons as the Trustee or the Servicer shall designate the Custodian's Mortgage Files relating to such Mortgage Loans as the Trustee or the Servicer shall request and shall complete the Assignments of Mortgage and endorse the Notes only as, and if, the Trustee or the Servicer shall request. The person making such written request shall send notice of such request to all other parties to the Pooling and Servicing
Agreement.

           9. The Custodian shall, at its own expense, maintain at all times during the existence of this Custodial Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance, (c) forgery insurance and (d) errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act as custodian in similar transactions provided, however, that so long as the Custodian is rated at least "AA" no such insurance shall be required.

           10. This Custodial Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

           11. Within 10 days of each anniversary of the date of this Custodial Agreement, or upon the request of the Trustee or the Servicer at any other time, the Custodian shall provide to the Trustee and the Servicer a list of all the Mortgage Loans for which the Custodian holds a Custodian's Mortgage File pursuant to this Custodial Agreement. Such list may be in the form of a copy of the Mortgage Loan Schedule with manual deletions to specifically denote any Mortgage Loans paid off, liquidated or repurchased since the date of this Custodial Agreement.

           12. THIS CUSTODIAL AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL
BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           13. By execution of this Custodial Agreement, the Custodian warrants that it currently does not hold and during the existence of this Custodial Agreement shall not hold any adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.

           14. The Custodian may terminate its obligations under this Custodial Agreement upon at least 60 days' notice to the Trustee and the Servicer, provided that so long as Pacific Mutual Life Insurance Company is the Servicer, Pacific Mutual Life Insurance Company will not resign from its duties hereunder. In the event of such termination, the Trustee shall appoint a successor Custodian. Upon such appointment, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodian's Mortgage Files being administered under this Custodial Agreement.

           15. This Custodial Agreement shall terminate upon the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and the final remittance of all funds due the Certificateholders under the Pooling and Servicing Agreement. In such event, all documents remaining in the Custodian's Mortgage Files shall be forwarded to the Trustee.

           16. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the addressee. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

           17. The Servicer shall indemnify, defend, and hold harmless the Custodian for any actions taken by the Custodian at its written request.

IN WITNESS WHEREOF, the Custodian, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first written above.


                                    [NAME OF CUSTODIAN],
                                    as Custodian


                                    By:____________________________
                                    Name:__________________________
                                    Title:___________________________


                                    PACIFIC MUTUAL LIFE INSURANCE
                                    COMPANY,
                                    as Servicer


                                    By:____________________________
                                    Name:__________________________
                                    Title:___________________________


                                    LASALLE NATIONAL BANK,
                                    as Trustee

                                    By:____________________________
                                    Name:__________________________
                                    Title:___________________________

                             EXHIBIT G

             FORM OF REGULATION S TRANSFER CERTIFICATE

[Certificate Registrar]

Attention:  Corporate Trust Administration

 Re:  Transfer of Asset Securitization Corporation, Commercial
      Mortgage Pass-Through Certificates, Series 1997 - MD VII, Class [   ]

Ladies and Gentlemen:

           This certificate is delivered pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement") by and among Asset Securitization Corporation, as depositor, Pacific Mutual Life Insurance Company, as servicer and special servicer, LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent, on behalf of the holders of the Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, 1997 - MD VII, Class [ ] (the "Certificates") in connection with the transfer by the undersigned (the "Transferor") to ____________ (the "Transferee") of $__________________ Certificate Balance of Certificates, in fully registered form (each, an "Individual Certificate"), or a beneficial interest of such aggregate Certificate Balance in the Regulation S Global Certificate (the "Global Certificate") maintained by The Depository Trust Company or its successor as Depositary under the Pooling and Servicing Agreement (such transferred interest, in either form, being the "Transferred Interest").

           In connection with such transfer, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (i) with respect to transfers made in accordance with Regulation S ("Regulation S") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the Transferor does hereby certify that:

           (1) the offer of the Transferred Interest was not made to a person in the United States;

           [(2) at the time the buy order was originated, the Transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the Transferee was outside the United States;] *

           [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the undersigned nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;] *


--------
* Insert one of these two provisions, which come from the definition of "off-shore transaction" in Regulation S.

           (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

           (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

or (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Certificates that are being transferred are not "restricted securities" as defined in Rule 144 under the Securities Act.

           This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trustee and the Servicer.


                               __________________________________
                               Transferor

                               By:_______________________________
                               Name:
                               Title:

Dated: _________ __, 199_

                             EXHIBIT H

                         SECURITIES LEGEND

           Subject to the Pooling and Servicing Agreement, the Private Certificates will bear a legend (the "Securities Legend") to the following effect, unless the Certificate Registrar determines otherwise in accordance with applicable law:

           THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE OR FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS AND ONLY (A)(1) PURSUANT TO RULE 144A UNDER THE 1933 ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) TO AN "INSTITUTIONAL ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(a)(1),
           (2), (3) OR (7) OF REGULATION D UNDER THE 1933 ACT,
           (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE 1933 ACT OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

           Notwithstanding anything to the contrary, the Class R and LR Certificates will not bear clauses A(3) and A(4) and the following language shall be inserted at the beginning of clause A(2) of the Securities Legend borne by such Certificates "PRIOR TO THE RESIDUAL TRIGGER DATE".

                            EXHIBIT I

             MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

           This Mortgage Loan Purchase and Sale Agreement (this "Agreement") dated as of March 27, 1997 (the "Cut-off Date") is between Asset Securitization Corporation, a Delaware corporation (the "Company"), and Nomura Asset Capital Corporation, a Delaware corporation (the "Seller"). The Seller agrees to sell, and the Company agrees to purchase, the mortgage loans (the "Mortgage Loans") described in, and set forth in, the Mortgage Loan Schedule attached as Exhibit B to the Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), among the Company, Pacific Mutual Life Insurance Company, as servicer (the "Servicer"), LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent, relating to the issuance of the Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997-MD VII (the "Certificates"). The Company intends to deposit the Mortgage Loans into a trust fund, the entire beneficial ownership of which will be evidenced by the Certificates. Terms used without definition herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement or, if not defined therein, in the Underwriting Agreement, dated March 20, 1997 (the "Underwriting Agreement"), by and between the Company and Nomura Securities International, Inc. (in such capacity, the "Underwriter") or in the Purchase Agreement, dated March 20, 1997 (the "Purchase Agreement"), by and between the Company and Nomura Securities International, Inc. (in such capacity, the "Placement Agent").

           1. Purchase Price; Purchase and Sale. The purchase price (the "Purchase Price") for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount shall be payable by the Company to the Seller on the Closing Date in immediately available funds. The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Cleary, Gottlieb, Steen & Hamilton, New York, New York, at 10:00 a.m. New York time, on the Closing Date.

           As of the Closing Date, the Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Company, without recourse but subject to the terms of this Agreement and the limited representations and warranties and repurchase obligation set forth herein, all the right, title and interest of the Seller in and to the Mortgage Loans (except for the obligation of the Seller to indemnify any Borrower, Manager or any other person for liabilities incurred in connection with the creation and issuance of the Certificates), including all interest and principal due on or with respect to the Mortgage Loans other than interest and principal due on or before the Cut-off Date, together with all of the Seller's right, title and interest in and to the Hudson Treasury Collateral Account and the proceeds of any related title, hazard, primary mortgage or other insurance policies. In connection with such transfer and assignment, the Seller hereby agrees to transfer to, or at the direction of, the Company, an amount equal to the Cash Deposit. The Company hereby directs the Seller, and the Seller hereby agrees, to deliver to the Trustee or the Custodian (on behalf of the Trustee), as the case may be, with respect to each Mortgage Loan, the Mortgage File and all other documents, instruments and agreements required to be delivered by the Company pursuant to the Pooling and Servicing Agreement and such other documents, instruments and agreements as the Company or the Trustee shall reasonably request.

2. Representations and Warranties. (a) The Seller hereby represents and warrants to the Company as of the Closing Date that:

           (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to carry on its business as presently conducted by it;

          (ii) The Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with this Agreement;

         (iii) Assuming the due authorization, execution and delivery of this Agreement by the Company, this Agreement and all of the obligations of the Seller hereunder, are the legal, valid and binding obligations of the Seller, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (iv)   The execution and delivery of this
                 Agreement and the performance of its
                 obligations hereunder by the Seller
                 does not conflict with any provision
                 of any law or regulation to which the
                 Seller is subject, or conflict with,
                 result in a breach of or constitute
                 a default under any of the terms,
                 conditions or provisions of any
                 agreement or instrument to which the
                 Seller is a party or by which it is
                 bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller's assets or property, which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement. The Seller has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Seller of this Agreement;

           (v) There is no action, suit or proceeding pending against the Seller in any court or by or before any other governmental agency or instrumentality
                 (a) which would materially and adversely affect the ability of the Seller to carry out its obligations under this Agreement or have a material adverse effect on the financial condition of the Seller or the ability of the Seller to perform its obligations under this Agreement or (b) seeking to prevent the Seller from entering into this Agreement; and

          (vi) The Originator is approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing
                 Act.

           (b) The Seller hereby represents and warrants with respect to each Mortgage Loan, except as disclosed in Exhibit A attached hereto, that as of the date specified below or, if no such date is specified, as of the Closing Date:

           (i) Immediately prior to the sale, transfer and assignment to the Company, each related Note and Mortgage was not subject to an assignment (other than to the Seller) or pledge, and the Seller had good title to, and was the sole owner of, such Mortgage Loan;

          (ii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan;

         (iii) The Seller is transferring such Mortgage Loan pursuant to this Agreement free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan;

          (iv)   Each related Note, Mortgage, Assign-
                 ment of Leases, Rents and Profits
                 (if any) and other agreement executed
                 in connection with such Mortgage
                 Loan are legal, valid and binding
                 obligations of the related Borrower,
                 enforceable in accordance with their
                 terms, except as such enforcement
                 may be limited by bankruptcy, insol-
                 vency, reorganization, moratorium or
                 other laws affecting the enforcement
                 of creditors rights generally, or by
                 general principles of equity (regard-
                 less of whether such enforceability is
                 considered in a proceeding in equity
                 or at law);

           (v)   Each related Assignment of Leases,
                 Rents and Profits, if any, creates a
                 valid, first priority assignment of, or
                 a valid first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Borrower to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property; no person other than the related
                 Borrower owns any interest in any pay-
                 ments due under such leases that is
                 superior to or of equal priority with
                 the mortgagee's interest therein;

          (vi)   Each related assignment of Mortgage
                 from the Seller to the Company
                 constitutes the legal, valid, binding
                 and enforceable assignment  of such
                 Mortgage from the Seller to the
                 Company and any related Reassignment
                 of Assignment of Leases, Rents and
                 Profits, if any, or assignment of any
                 other agreement executed in connec-
                 tion with such Mortgage Loan, from
                 the Seller to the Company, consti-
                 tutes the legal, valid, binding and
                 enforceable assignment from the Seller
                 to the Company, except as such
                 enforcement may be limited by bank-
                 ruptcy, insolvency, reorganization,
                 liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

         (vii) Since origination, and except as set forth in the related Mortgage File, such Mortgage Loan has not been waived, modified, altered, satisfied, canceled, subordinated or rescinded, and each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner that materially interferes with the security intended to be provided by such Mortgage;

        (viii)   Each related Mortgage is a valid and
                 enforceable first lien on the related Mortgaged Property (subject to the matters described in clause (xi) below), and, as of the date of the origination of such Mortgage Loan, such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below in clause (xi));

          (ix) The Seller has not taken any action that would cause the representations and warranties made by each related Borrower in the Mortgage Loan not to be true;

           (x)   The Seller has no knowledge that the
                 representations and warranties made by each related Borrower in such Mortgage Loan are not true in any material respect;

          (xi)   The lien of each related Mortgage
                 is insured by an ALTA lender's title
                 insurance policy (or a binding commit-
                 ment therefor), or its equivalent as
                 adopted in the applicable jurisdiction,
                 insuring the Originator, its
                 successors and assigns, or the holder
                 of the related Note as to a valid and
                 first priority lien on the related
                 Mortgaged Property and the first priority lien of the Mortgage in at least the original principal amount of such
                 Mortgage Loan or Allocated Loan
                 Amount of the related Mortgaged
                 Property (as set forth on the Mortgage
                 Loan Schedule) after all advances
                 of principal, subject only to (A) the
                 lien of current real property taxes,
                 ground rents, water charges, sewer rents and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property, or the security intended to be provided by such Mortgage, or with the related
                 Borrower's ability to pay its
                 obligations when they become due,
                 or the value of the Mortgaged
                 Property and (C) the exceptions (general and specific) set forth in such lender's title insurance policy, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, or with the related Borrower's ability to pay its obligations when they become due, or the value, use or operation of the Mortgaged Property; the Seller or its successors or assigns is the sole named insured of such policy, and such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy, and the Seller has not done anything, by act or omission, and the Seller has no knowledge of any matter, that would impair or diminish the coverage of such policy; to the extent required by applicable law, the insurer issuing such policy is qualified to do business in the jurisdiction in which the related Mortgaged Properties are located;

         (xii) The proceeds of such Mortgage Loan have been fully disbursed, and there is no requirement for future advances thereunder, and the Seller covenants that it will not make any future advances under the Mortgage Loan to the related Borrower;

        (xiii) Based on inspection reports contained in the related Mortgage File, except to the extent amounts at least sufficient to cure such damage have been reserved, each related Mortgaged Property is free of any material damage that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan; the Mortgaged Property is in good repair, and there is no proceeding pending for the total or partial condemnation of such Mortgaged Property;

         (xiv) Each of the related Borrowers is in possession of all material licenses, permits and other authorizations necessary and required by all applicable laws for the conduct of its business that if not obtained would have a material adverse effect on the conduct of its business or its ability to repay the related Mortgage Loan, and all such licenses, permits and authorizations are valid and in full force and effect, and if a related Mortgaged Property is improved by a hotel, the most recent inspection or review by the franchiser, if any, did not cite such Mortgaged Property for material violations of the related franchise agreement which have not been cured;

          (xv) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months preceding the Cut-off
                 Date;

         (xvi) Such Mortgage Loan does not have a shared appreciation feature, other contingent interest feature or negative amortization;

        (xvii)   Such Mortgage Loan is a whole loan
                 and no other party holds a
                 participation interest in the Mort-
                 gage Loan.  Neither the Originator nor
                 any of its affiliates has or is entitled to any preferred or any other direct equity interest in a Borrower;

       (xviii) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; any and all other requirements of any federal, state or local laws applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

         (xix) No fraudulent acts were committed by the Seller during the origination process of any such Mortgage Loan;

          (xx) All taxes and governmental assessments that prior to the Closing Date became due and owing in respect of each related Mortgaged Property have been paid, are being appealed, or an escrow of funds in an amount sufficient to cover such payments has been established;

         (xxi) All escrow deposits and payments required pursuant to the Mortgage Loans are in the possession, or under the control, of the Seller or its agent, and there are no deficiencies in connection therewith;

        (xxii) To the extent required under applicable law, as of the Cut-off Date, the Seller was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located at all times when it held the Mortgage Loan;

       (xxiii)   Except as disclosed in the Prospectus
                 Supplement dated March 20, 1997 relating to the Certificates (the "Prospectus Supplement"), each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer, or reinsured by a reinsurer, meeting the requirements of the related Loan Documents, in an amount not less than the replacement cost and the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; each related Mortgaged Property is also covered by business interruption insurance for a minimum of twelve months and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the Closing Date have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received; each related Mortgage or Loan Agreement obligates the related Borrower to maintain all such insurance and, at such Borrower's failure to do so, authorizes the mortgagee to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower;

        (xxiv)   Except for payments due but not yet one
                 month delinquent, there is no default, breach, violation or event of acceleration existing under the related Mortgage or the related Note and, to the Seller's knowledge, no event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration;

         (xxv) Such Mortgage Loan has not been more than one month delinquent since origination and as of the Cut-off Date was not one month or more delinquent;

        (xxvi) Each related Mortgage contains customary and enforceable provisions (subject to matters described in clause (iv) above) such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Borrower which would interfere with such right to foreclose;

       (xxvii) In each related Mortgage or Loan Agreement, the related Borrower represents and warrants that, except as set forth in certain environmental reports or other documents previously provided to the Rating Agencies and to the best of its knowledge, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any Hazardous Materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials; the related Borrower agrees to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of certain representations, warranties or covenants given by the Borrower in such Mortgage or Loan Agreement, subject to certain exceptions with respect to the culpability of the indemnified parties; a Phase I environmental report was conducted by a reputable environmental consultant in connection with such Mortgage Loan, which report, except as disclosed in the Prospectus Supplement, did not indicate any material non-compliance or material existence of Hazardous Materials; to the best of the Seller's knowledge, each related Mortgaged Property, except as disclosed in the Prospectus Supplement, is in material compliance with all applicable federal, state and local laws pertaining to environmental hazards, and to the best of Seller's knowledge, except as disclosed in the Prospectus Supplement, no notice of violation of such laws has been issued by any governmental agency or authority; the Seller has not taken any action which would cause the related Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards;

      (xxviii)   Each related Mortgage or Loan Agreement
                 contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or Loan Agreement or obtaining the prior written consent of the mortgagee, the related Mortgaged Property, or any interest therein, is directly or indirectly transferred or sold, or encumbered in connection with subordinate financing;

        (xxix) To Seller's knowledge, and in reliance upon an opinion of counsel to the extent received, (A) when the related UCC financing statements are filed and indexed in the appropriate state and local offices for such filing and indexing, such filings shall be sufficient to perfect a lien on the Mortgaged Property described therein to the extent a security interest can be perfected under the UCC and (B) no re-filing of such financing statements will be necessary for the perfection of the lien intended to be created or the enforcement of such Mortgage Loan against the related Borrower, other than filing UCC continuation statements with the appropriate state and local offices as required under the law of the applicable state to continue the perfection of the liens perfected by UCC financing statements;

         (xxx) (A) Such Mortgage Loan is directly secured by one or more Mortgages on commercial property, and (B) the fair market value of such real property, as evidenced by an MAI appraisal conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (1) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (2) at the Closing Date; provided that the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan (unless such senior lien also secures a Mortgage Loan, in which event the computation described in clauses (1) and (2) shall be made on an aggregated basis) and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) shall be made on an aggregate basis);

        (xxxi)   With respect to each Mortgaged Property
                 where the estate of the related Borrower therein is a leasehold estate and the fee interest of the ground lessor is not subject and subordinate to the related Mortgage, that:

                 (A)  the related lease or a memorandum
                      thereof has been or will be
                      duly recorded; such lease or
                      an estoppel letter or lender
                      protective agreement between the
                      Seller and the lessor under such
                      lease permits the interest of
                      the lessee thereunder to be
                      encumbered by the related Mort-
                      gage; and, to the best of Seller's
                      knowledge, there has been no
                      material amendment or
                      modification of such lease since
                      its recordation, with the
                      exception of written amendments
                      or modifications which are part
                      of the related Mortgage File;

                 (B) except as may be indicated in the related title insurance policy referred to in clause (xi) above, to the best of Seller's knowledge, the lessee's interest in the related lease and the leasehold estate created thereby is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage;

                 (C)  the Seller and, subsequent to any
                      assignment of the related Mortgage, the
                      Seller's successors and assigns, have the right to succeed to the Borrower's interest in the related lease upon notice to, but without the consent of, the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date), provided, in the event that Seller, or its successors and assigns, shall have succeeded to the interest of the Borrower, as lessee under the lease, by foreclosure of the related Mortgage or acceptance of an assignment in lieu thereof or other remedies available to the mortgagee, the consent of such lessor may be required for any subsequent assignment;

                 (D)  as of the date the related Mort-
                      gage Loan was made, the related
                      lease was in full force and effect
                      and, to such lessor's knowledge,
                      no default had occurred under
                      such lease, nor, to such lessor's
                      knowledge, was there any then
                      existing condition which, but for
                      the passage of time or the giving
                      of notice, would have resulted in
                      a default under the terms of such
                      lease, and as of the Closing
                      Date, Seller has received no writ-
                      ten notice of a default or event of
                      default on the part of a Borrower
                      from the lessor of such
                      Borrower's lease;

                 (E) the related lease or an estoppel letter or lender protective agreement requires the lessor thereunder to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such lease, estoppel letter or lender protective agreement; the mortgagee has provided the lessor with such notice;

                 (F)  the related lease, estoppel letter or
                      lender protective agreement provides a
                      mortgagee with a reasonable opportunity
                      (including, where necessary, sufficient
                      time to gain possession of the interest of the lessee under such lease) to cure any default under such lease, which is curable after the receipt of notice of any such default before the lessor thereunder may terminate such lease;

                 (G) the related lease has a term which extends not less than ten years beyond the maturity date of the related Mortgage Note;

                 (H)  under the terms of the related
                      lease, estoppel letter, lender
                      protection agreement and the
                      related Mortgage, taken together,
                      any insurance proceeds other
                      than in respect of a total or
                      substantially total loss or taking,
                      will be applied either (1) to the
                      repair or restoration of all or
                      part of the related Mortgaged
                      Property, with the lessor, mort-
                      gagee or a depository appointed
                      pursuant to the terms of such lease
                      having the right to hold and
                      disburse such proceeds as the repair
                      or restoration progresses, or
                      (2) to the payment of the outstand-
                      ing principal balance of the
                      applicable Mortgage Loan together
                      with any accrued interest
                      thereon;

                 (I)  the related lease does not impose
                      restrictions on subletting of all or
                      portions of the Mortgaged Property by the lessee which would be viewed, as of the date of origination of such Mortgage Loan, as commercially unreasonable by the Seller; and

                 (J)  the related lease or an estoppel letter
                      provides that, in the event that a lessee in bankruptcy rejects any or all of its leases, the leasehold mortgagee will have the right to succeed to the ground lessee's position under the lease, provided that written notice has been sent to the lessor and all defaults with respect to the lease are cured.

       (xxxii) The Mortgage Loan Schedule is complete and accurate in all respects;

      (xxxiii) No advance of funds has been made, directly or indirectly, by the Seller to any borrower and no funds have been received from any person other than the borrower for or on account of payments due on a Note or Mortgage;

       (xxxiv) No Mortgage Loan is secured by collateral that is not included in the Trust Fund;

        (xxxv) Each Mortgage Loan that is cross-collateralized is cross-collateralized only with Notes included in the Trust Fund;

       (xxxvi) Each Mortgaged Property that is located in a federally designated flood hazard area is covered by an insurance policy covering flood losses;

      (xxxvii) The improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property; to Seller's knowledge each of the individual Mortgaged Properties is comprised of one or more parcels which constitute one or more separate tax lots which do not include any property not a part of such individual Mortgaged Property; and

     (xxxviii)   In the case of each Mortgage Loan secured in
                 whole or in part both by a ground lease and the related fee interest, (a) such fee interest is subject, and subordinated of record, to the related Mortgage, and the related Mortgage does not by its terms provide that it will be subordinate to the lien of any other mortgage or other lien upon such fee interest and (b) upon the occurrence of a default under the terms of the related Mortgage by the mortgagor, the mortgagee has the right to foreclose upon or otherwise exercise its rights with respect to such fee interest.

           3. Notice of Breach; Cure and Repurchase. (a) Pursuant to the Pooling and Servicing Agreement, the Seller and the Company shall be given notice of (i) any breach of any representation or warranty contained in Section 2(b)(i), (ii),
(iii), (iv), (v), (vi), (vii), (viii), (ix), (xi), (xii), (xv),
(xvi), (xvii), (xviii), (xix), (xx), (xxii), (xxiv), (xxix) or
(xxx) and (ii) any breach of any representation or warranty contained in Section 2(b)(x), (xiii), (xiv), (xxi), (xxiii),
(xxv), (xxvi), (xxvii), (xxviii), (xxxi), (xxxii), (xxxiii), (xxxiv), (xxxv), (xxxvi), (xxxvii) and (xxxviii) that materially and adversely affects the value of such Mortgage Loan or the interests of the holders of the Certificates therein.

           If Seller receives notice that any document required to be delivered by the Seller with respect to a Mortgage Loan pursuant to the second paragraph of Section 1 is missing or defective (either such event, a "Defect"), the Seller shall cure the Defect within 90 days of receipt of such notice or, if the same cannot be cured within such period and the defect has a material adverse effect on the security provided by the related Mortgaged Property, the Seller shall repurchase the related Mortgage Loan at the price and in the manner provided in clause
(b) below.

           (b) Within 90 days of the receipt of the notice (or with respect to the representation and warranty contained in Section 2(b)(xxx), discovery) of a breach provided for in clause (a) the Seller shall either (i) repurchase the related Mortgage Loan at the Repurchase Price or (ii) promptly cure such breach in all material respects; provided, however, that in the event that such breach (other than a breach of Section 2(b)(xxx)) is capable of being cured, but not within such 90 day period, and the Seller has commenced and is diligently proceeding with the cure of such breach within such 90 day period, the Seller shall have an additional 90 days to complete such cure; provided, further, that with respect to such additional 90 day period the Seller shall have delivered an officer's certificate to the Trustee and the Servicer setting forth the reason such breach is not capable of being cured within the initial 90 day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such breach will be cured within the additional 90 day period; and provided, further, that in the event that the Seller fails to complete the cure of such breach within such additional 90 day period, the Repurchase Price shall also include interest at the Advance Rate on any Advance made by the Servicer during such period in respect of the Mortgage Loan to which such breach related. Upon any such repurchase of a Mortgage Loan by the Seller, the Company shall execute and deliver such instruments of transfer or assignment presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and shall deliver the related Mortgage File to Seller or its designee after receipt of the related repurchase price.

           (c) The Seller hereby acknowledges the assignment by the Company to the Trustee, as trustee under the Pooling and Servicing Agreement, for the benefit of the Holders of the Certificates, of the representations and warranties contained herein and of the obligation of the Seller to repurchase a Mortgage Loan pursuant to this Section. The Trustee or its designee may enforce such obligation as provided in Section 9 hereof.

           4. Opinions of Counsel. The Seller hereby covenants to the Company to, simultaneously with the execution hereof, deliver or cause to be delivered to the Company opinions of counsel as to various corporate matters in form satisfactory to the Company.

           5. Underwriting. The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans, reasonably requested by the Company in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement or the Purchase Agreement, at or prior to the Closing Date.

           6. Successor Borrowers. The Company hereby agrees that in the event that the Seller is obligated to establish an entity to succeed to the obligations of a Borrower upon the defeasance with respect to the related Mortgage Loan, the Company shall, or shall cause the Servicer under the Pooling and Servicing Agreement to, establish such a successor entity, in each case in accordance with the provisions of the related Loan Documents.

           7. Costs. The Company shall pay all expenses inci-dental to the performance of its obligations under the Underwriting Agreement and the Purchase Agreement, including without limitation (a) any recording fees or fees for title policy endorsements and continuations, (b) the expenses of preparing, printing and reproducing the Prospectus Supplement, the Private Placement Memorandum, the Underwriting Agreement, the Purchase Agreement, the Pooling and Servicing Agreement and the Certificates and (c) the cost of delivering the Certificates to the office of the Underwriter or the purchaser of the Certificates, as applicable, insured to the satisfaction of the Underwriter or such purchaser, as applicable.

           8. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Company, will be mailed, delivered or telecopied and confirmed to it at 2 World Financial Center - Building B, New York, New York 10281-1198 attention of Manager - Mortgage Finance Department or, if sent to the Seller, will be mailed, delivered or telecopied and confirmed to it at 2 World Financial Center - Building B, New York, New York 10281-1198 attention of Manager - Mortgage Finance Department.

           9. Trustee Beneficiary. The representations, warranties and agreements made by the Seller in this Agreement are made for the benefit of, and may be enforced by or on behalf of, the Trustee and the Holders of Certificates to the same extent that the Company has rights against the Seller under this Agreement in respect of representations, warranties and agreements made by the Seller herein and such representations and warranties shall survive delivery of the respective Mortgage Files to the Trustee until the termination of the Pooling and Servicing Agreement.

           10. Miscellaneous. This Agreement will be governed by and construed in accordance with the laws of the State of New York. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may not be changed in any manner which would have a material adverse effect on the Holders of Certificates without the prior written consent of the Trustee. The Trustee shall be protected in consenting to any such change to the same extent provided in Section 10.07 of the Pooling and Servicing Agreement. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided in Section 9 hereof.

           11. Third Party Beneficiary. Nomura Securities
International, Inc. is an intended third party beneficiary of the representations and warranties of the Seller set forth in Section
2 hereof.

IN WITNESS WHEREOF, the Company and the Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                               ASSET SECURITIZATION CORPORATION



                               By:_______________________________
                                  Name:  Marlyn A. Marincas
                                  Title:  Vice President

                               NOMURA ASSET CAPITAL CORPORATION



                               By: _______________________________
                                   Name:
                                   Title:

                             EXHIBIT A


           Exceptions to Representations and Warranties


 Clause of
Section 2(b):                       Exception:
-------------       ----------------------------------------------
                               None.

                                      EXHIBIT J


                     MD VII Collateral Report Summary Information

                                      Adjusted DSCR
                               Most Recent Four Quarters

                    Annual  1st Qtr   2nd Qtr  3rd Qtr   4th Qtr   Aggregate
                    ------  -------   -------  -------   -------   ---------
G&L
Design Center
  of the Americas
Insurance Company
  of the West
101 Hudson
M&H
Fairfield Inns
      Total:

                                      Occupancy/RevPar
                               Most Recent Four Quarters

                    Annual  1st Qtr   2nd Qtr  3rd Qtr   4th Qtr   Aggregate
                    ------  -------   -------  -------   -------   ---------
G&L
Design Center
  of the Americas
Insurance Company
  of the West
101 Hudson
M&H
Fairfield Inns
      Total:

                          MD VII Quarterly Collateral Summary

                                                Cash
                                                Flow
                                     Total      Available
                                     Expenses   for
                          Total      Before     Debt      Mgt         Funded
      Property            Revenues   Mgt Fees   Service   Fees      Reserves
      --------            --------   --------   -------   ----      --------
      G&L:
      ----
Friendly Hills
  Healthcare Building
Shearman Oaks
  Medical Plaza
Regents Medical Center
North Bedford
      Total:

Design Center of
  the Americas

Insurance Company
  of the West

101 Hudson

      M&H:
      ----
Westgate Mall
The Promenade
County Hills Town Center
Lincoln Park Center
Mission Square
Plaza La Quinta
      Total:

      Fairfield Inns:
      ---------------
Fairfield - Birmingham
Fairfield - Montgomery
Fairfield - Buena Park
Fairfield - Placentia
Fairfield - Miami-West
Fairfield - Gainesville
Fairfield - Orlando-Int'l
Fairfield - Orlando-South
Fairfield -
   Atlanta-Airport
Fairfield -
  Atlanta-Gwinnett
Fairfield -
  Atlanta-Northlake
Fairfield -
  Atlanta-Northwest
Fairfield -
  Atlanta-Peachtree
Fairfield -
  Atlanta-Southlake




                          Debt            Derived
      Property            Service         DSCR       Occupancy        ADR
      --------            -------         ----       ---------        ---
      G&L:
      ----
Friendly Hills
  Healthcare Building
Shearman Oaks
  Medical Plaza
Regents Medical Center
North Bedford
      Total:

Design Center of
  the Americas

Insurance Company
  of the West

101 Hudson

      M&H:
      ----
Westgate Mall
The Promenade
County Hills Town Center
Lincoln Park Center
Mission Square
Plaza La Quinta
      Total:

      Fairfield Inns:
      ---------------
Fairfield - Birmingham
Fairfield - Montgomery
Fairfield - Buena Park
Fairfield - Placentia
Fairfield - Miami-West
Fairfield - Gainesville
Fairfield - Orlando-Int'l
Fairfield - Orlando-South
Fairfield -
   Atlanta-Airport
Fairfield -
  Atlanta-Gwinnett
Fairfield -
  Atlanta-Northlake
Fairfield -
  Atlanta-Northwest
Fairfield -
  Atlanta-Peachtree
Fairfield -
  Atlanta-Southlake

                          MD VII Quarterly Collateral Summary

                                                Cash
                                                Flow
                                     Total      Available
                                     Expenses   for
                          Total      Before     Debt      Mgt         Funded
      Property            Revenues   Mgt Fees   Service   Fees      Reserves
      --------            --------   --------   -------   ----      --------
Fairfield - Savannah
Fairfield - Bloomington
Fairfield - Chicago
Fairfield - Peoria
Fairfield - Rockford
Fairfield -
   Indianapolis-Castle
Fairfield -
   Indianapolis-Coll.
Fairfield - Des Moines
Fairfield - KC -
   Overland Park
Fairfield - KC-West
Fairfield - Auburn Hills
Fairfield -
  Detroit-Airport
Fairfield -
  Detroit-Madison
Fairfield - Detroit-Warren
Fairfield - Detroit-West
Fairfield - Kalamazoo
Fairfield - St. Louis
Fairfield -
   Charlotte-Airport
Fairfield -
   Charlotte-North
Fairfield - Durham
Fairfield - Fayetteville
Fairfield - Raleigh
Fairfield - Greensboro
Fairfield - Wilmington
Fairfield - Cleveland
Fairfield - Columbus
Fairfield - Dayton
Fairfield - Toledo-Airport
Fairfield - Florence
Fairfield - Greenville
Fairfield - Hilton Head
Fairfield - Johnson City
Fairfield - Hampton
Fairfield - Virginia Beach




                          Debt       Derived  Adjusted
      Property            Service    DSCR     DSCR      Occupancy      ADR
      --------            -------    ----     ----      ---------      ---
Fairfield - Savannah
Fairfield - Bloomington
Fairfield - Chicago
Fairfield - Peoria
Fairfield - Rockford
Fairfield -
   Indianapolis-Castle
Fairfield -
   Indianapolis-Coll.
Fairfield - Des Moines
Fairfield - KC -
   Overland Park
Fairfield - KC-West
Fairfield - Auburn Hills
Fairfield -
  Detroit-Airport
Fairfield -
  Detroit-Madison
Fairfield - Detroit-Warren
Fairfield - Detroit-West
Fairfield - Kalamazoo
Fairfield - St. Louis
Fairfield -
   Charlotte-Airport
Fairfield -
   Charlotte-North
Fairfield - Durham
Fairfield - Fayetteville
Fairfield - Raleigh
Fairfield - Greensboro
Fairfield - Wilmington
Fairfield - Cleveland
Fairfield - Columbus
Fairfield - Dayton
Fairfield - Toledo-Airport
Fairfield - Florence
Fairfield - Greenville
Fairfield - Hilton Head
Fairfield - Johnson City
Fairfield - Hampton
Fairfield - Virginia Beach

                          MD VII Quarterly Collateral Summary

                                                Cash
                                                Flow
                                     Total      Available
                                     Expenses   for
                          Total      Before     Debt      Mgt         Funded
      Property            Revenues   Mgt Fees   Service   Fees      Reserves
      --------            --------   --------   -------   ----      --------
Fairfield - Madison
Fairfield - Milwaukee
Hampton Inn - Naples
Residence Inn -
   Sunnyvale
Residence Inn -
   Binghampton
Hampton Inn - Islandia
Residence Inn -
   Cherry Hill
Residence Inn - Denver
Residence Inn - Wichita
Hampton Inn -
   Tallahassee
      Total:




                          Debt       Derived  Adjusted
      Property            Service    DSCR     DSCR      Occupancy      ADR
      --------            -------    ----     ----      ---------      ---
Fairfield - Madison
Fairfield - Milwaukee
Hampton Inn - Naples
Residence Inn -
   Sunnyvale
Residence Inn -
   Binghampton
Hampton Inn - Islandia
Residence Inn -
   Cherry Hill
Residence Inn - Denver
Residence Inn - Wichita
Hampton Inn -
   Tallahassee
      Total:

                             EXHIBIT K


                   FORM OF TRANSFER CERTIFICATE
              FOR EXCHANGE OR TRANSFER FROM RULE 144A
                GLOBAL CERTIFICATE TO REGULATION S
          GLOBAL CERTIFICATE DURING THE RESTRICTED PERIOD

                (Exchanges or transfers pursuant to
  Section 5.02(c)(ii)(A) of the Pooling and Servicing Agreement)



[Certificate Registrar]


Attention:  Corporate Trust Administration

   Re: Transfer of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997 - MD VII Class B-1

           Reference is hereby made to the Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as depositor (the "Depositor"), Pacific Mutual Life Insurance Company, as servicer (the "Servicer") and special servicer, LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

           This letter relates to US $[ ] aggregate Certificate Balance of Certificates (the "Certificates") which are held in the form of the Rule 144A Global Certificate (CUSIP No. ) with the Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest for an interest in the Regulation S Global Certificate (CUSIP No. ) to be held with [Euroclear] [CEDEL]* (Common Code ) through the Depositary.

           In connection with such request and in respect of such Certificates, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

           (1) the offer of the Certificates was not made to a person in the United States,


--------
*     Select appropriate depository.

           [(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any persons acting on its behalf reasonably believed that the transferee was outside the United States,]**

           [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States,] **

           (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

           (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

           This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trustee, the Servicer and the Fiscal Agent.


                               [Insert Name of Transferor]



                               By:_______________________________
                                     Name:
                                     Title:




Dated:  _____________, ____


--------
** Insert one of these two provisions, which come from the definition of "off-shore transaction" in Regulation S.

                             EXHIBIT L


                   FORM OF TRANSFER CERTIFICATE
              FOR EXCHANGE OR TRANSFER FROM RULE 144A
             GLOBAL CERTIFICATE TO REGULATION S GLOBAL
              CERTIFICATE AFTER THE RESTRICTED PERIOD

                (Exchange or transfers pursuant to
  Section 5.02(c)(ii)(B) of the Pooling and Servicing Agreement)



[Certificate Registrar]


Attention:  Corporate Trust Administration

 Re:  Transfer of Asset Securitization Corporation, Commercial
      Mortgage Pass-Through Certificates, Series 1997 - MD VII, Class B-1

           Reference is hereby made to the Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as depositor (the "Depositor"), Pacific Mutual Life Insurance Company, as servicer (the "Servicer") and special servicer, LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

           This letter relates to US $[ ] aggregate Certificate Balance of Certificates (the "Certificates") which are held in the form of the Rule 144A Global Certificate (CUSIP No. ) with the Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Certificates for an interest in the Regulation S Global Certificate (Common Code No. ).

           In connection with such request, and in respect of such Certificates, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and, (i) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), the Transferor does hereby certify that:

           (1) the offer of the Certificates was not made to a person in the United States,

           [(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,]*

           [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States,] *

           (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

           (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

or (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Certificates that are being transferred are not "restricted securities" as defined in Rule 144 under the Securities Act.

           This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trustee, the Fiscal Agent and the Servicer.


                               [Insert Name of Transferor]



                               By:_______________________________
                                     Name:
                                     Title:




Dated:  ___________, ____

--------
* Insert one of these two provisions, which come from the definition of "offshore transaction" in Regulation S.

                             EXHIBIT M


                   FORM OF TRANSFER CERTIFICATE
         FOR EXCHANGE OR TRANSFER FROM REGULATION S GLOBAL
            CERTIFICATE TO RULE 144A GLOBAL CERTIFICATE


                (Exchange or transfers pursuant to
  Section 5.02(c)(ii)(C) of the Pooling and Servicing Agreement)



[Certificate Registrar]


Attention:  Corporate Trust Administration

  Re:  Transfer of Asset Securitization Corporation, Commercial
       Mortgage Pass-Through Certificates, Series 1997 - MD VII, Class B-1

           Reference is hereby made to the Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation, as depositor (the "Depositor"), Pacific Mutual Life Insurance Company, as servicer (the "Servicer") and special servicer, LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

           This letter relates to US $[ ] aggregate Certificate Balance of Certificates (the "Certificates") which are held in the form of the Regulation S Global Certificate (CUSIP No. _______) with [Euroclear] [CEDEL]* (Common Code __________) through the Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Certificates for an interest in the Regulation 144A Global Certificate (CUSIP No.____________).

           In connection with such request, and in respect of such Certificates, the Transferor does hereby certify that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Certificates for its own account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule

--------
*     Select appropriate depository.

144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any jurisdiction.

           This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trustee, the Servicer, and Underwriter and placement agent of the offering of the Certificates.


                               [Insert Name of Transferor]


                               By:_________________________
                               Name:
                               Title:

Dated:  ________ ___, 19__

                             EXHIBIT N

 FORM OF TRANSFER CERTIFICATE FOR REGULATION S GLOBAL CERTIFICATE
                     DURING RESTRICTED PERIOD

[Certificate Registrar]

Attention:  Corporate Trust Administration

  Re:  Transfer of Asset Securitization Corporation, Commercial
       Mortgage Pass-Through Certificates, Series 1997 - MD VII, Class B-1

Ladies and Gentlemen:

           This certificate is delivered pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of March 27, 1997 by and among Asset Securitization Corporation, as depositor, Pacific Mutual Life Insurance Company, as servicer and special servicer, LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent, on behalf of the holders of the Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, 1997 - MD VII in connection with the transfer by __________ of a beneficial interest of $__________________ Certificate Balance in a Private Global Certificate during the Restricted Period to the undersigned (the "Transferee"). The Transferee desires to beneficially own such transferred interest in the form of the Regulation S Global Certificate. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

           In connection with such transfer, the Transferee does hereby certify that it is a non-"U.S. Person" (as defined under Regulation S under the Securities Act of 1933, as amended). This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trustee and the Servicer.


                               __________________________________
                               Transferee

                               By:_______________________________
                               Name:
                               Title:

Dated: _________ __, 199_